UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock 80/20 Target Allocation Fund (formerly BlackRock Aggressive Growth

            Prepared Portfolio)

BlackRock 20/80 Target Allocation Fund (formerly BlackRock Conservative Prepared

            Portfolio)

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock 60/40 Target Allocation Fund (formerly BlackRock Growth Prepared

            Portfolio)

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock 40/60 Target Allocation Fund (formerly BlackRock Moderate Prepared

            Portfolio)

BlackRock Secured Credit Portfolio

BlackRock U.S Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East

            52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2015

Date of reporting period: 03/31/2015

Item 1 – Report to Stockholders

MARCH 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

„   BlackRock GNMA Portfolio

„   BlackRock Inflation Protected Bond Portfolio

„   BlackRock Investment Grade Bond Portfolio

„   BlackRock Secured Credit Portfolio

„   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund underperformed the benchmark, the Barclays GNMA MBS Index.

What factors influenced performance?

•

The Fund’s underweight in agency mortgage-backed securities (“MBS”) detracted modestly from performance as the sector continued to perform well. In addition, the Fund had a small underweight duration (a measure of sensitivity to changes in market interest rates), relative to the benchmark and this detracted slightly as rates declined over the period.

•

A focus on more seasoned, higher coupon mortgages within 30-year MBS had a positive impact on returns, as recently issued, lower coupon MBS proved more sensitive to prepayments against a backdrop of further interest rate declines. In addition, consistent with a bias toward the yield curve flattening, the Fund was overweight in 30-year versus 15-year MBS, which benefited performance as yields declined on longer maturities. Finally, performance was aided by allocations to interest-only GNMA securities and collateralized mortgage obligations, which recovered from concerns over the impact on prepayments of January’s reduction in the Mortgage Insurance Premium on FHA loans.

Describe recent portfolio activity.

•

As interest rates declined and prepayments increased during the first quarter of 2015, the Fund maintained an underweight exposure to lower coupon MBS on the view that the more recent borrowers underlying these mortgage pools would be more sensitive to the continued decline in mortgage rates, potentially increasing prepayments.

•

The Fund increased its allocation to GNMAs on the view that the market overreacted to the risk of increased prepayments from January’s reduction in the Mortgage Insurance Premium, making GNMA valuations more attractive.

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

•	The Fund held derivatives during the period, primarily for defensive purposes, with a modest negative impact on performance.

Describe portfolio positioning at period end.

•

Relative to the Barclays GNMA MBS Index, the Fund ended the period with duration that was roughly in keeping with that of the benchmark. At the end of the period, the Fund had a modest underweight in agency MBS while favoring GNMAs within that allocation. The Fund also continued to overweight less prepayment sensitive MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	100%

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	100%

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities as AAA/Aaa.

4	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended March 31, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	1.51%	1.33%	2.26%	4.67%	N/A	4.10%	N/A	5.15%	N/A
Institutional	1.48	1.22	2.24	4.75	N/A	4.09	N/A	5.14	N/A
Service	1.13	0.90	2.07	4.38	N/A	3.72	N/A	4.80	N/A
Investor A	1.08	0.94	2.04	4.25	0.09%	3.71	2.87%	4.76	4.34%
Investor B	0.36	0.21	1.53	3.43	(1.08)	2.86	2.51	4.19	4.19
Investor C	0.38	0.23	1.57	3.51	2.51	2.92	2.92	3.99	3.99
Barclays GNMA MBS Index	—	—	2.36	4.91	N/A	3.87	N/A	4.92	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,022.60	$2.62	$1,000.00	$1,022.34	$2.62	0.52%
Institutional	$1,000.00	$1,022.40	$2.77	$1,000.00	$1,022.19	$2.77	0.55%
Service	$1,000.00	$1,020.70	$4.53	$1,000.00	$1,020.44	$4.53	0.90%
Investor A	$1,000.00	$1,020.40	$4.73	$1,000.00	$1,020.24	$4.73	0.94%
Investor B	$1,000.00	$1,015.30	$8.94	$1,000.00	$1,016.06	$8.95	1.78%
Investor C	$1,000.00	$1,015.70	$8.39	$1,000.00	$1,016.60	$8.40	1.67%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2015	5

Fund Summary as of March 31, 2015	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index.

What factors influenced performance?

•

The Fund’s long U.S. breakeven position via an overweight in long-dated U.S. Treasury inflation-protected securities (“TIPS”), short front-end U.S. nominal duration (lower sensitivity to interest rate movements) and real rate positioning, detracted from relative performance. (“Breakeven” refers to the spread between real and nominal yields.) A short position in nominal German duration also detracted.

•	The Fund held derivatives as part of its investment strategy. During the period, the use of derivatives had a negative impact on Fund returns.

•

Conversely, the portfolio’s long U.S. dollar/short euro position had a positive impact on performance as the dollar continued its trend of strength due to the divergence in global monetary policy. In Europe, the Fund’s long Italy real rate/breakeven position also contributed to performance, as the European Central Bank (“ECB”) embarked on a quantitative easing program, and favorable index dynamics (inclusion in the Barclays World Government ILB Index) provided positive momentum to the position. The Fund’s New Zealand and Australia positioning (held versus U.S. real and nominal rates) was also a contributor.

Describe recent portfolio activity.

•

During the six-month period, the Fund maintained a long U.S. dollar theme. However, toward the end of the first quarter, as U.S. economic data continued to be surprisingly weak, this theme was pared back. Additionally, during the period the Fund reduced its U.S. nominal curve long-end outright short duration positioning. It also added diversification across the Italian yield curve beyond the two-year sector in preparation for strong action from the ECB and reflecting the portfolio’s theme of monetary policy divergence.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Treasury Inflation Protected Securities Index, the Fund remained short in the front end of both the U.S. real and nominal yield curve, and long U.S. inflation breakevens with maturities greater than 10 years. (The “real” yield curve reflects the yields on U.S. TIPS across a range of maturities, whereas the “nominal” yield curve refers to traditional non-inflation-linked U.S. Treasury securities.) Based on the ECB’s quantitative easing program and Italy’s inclusion in the Barclays World Government ILB Index, the Fund maintained an overweight bias to Italian breakevens and Italian real rates. The Fund remained long in New Zealand real rates given the scarcity of high quality yield globally. Recently, the Fund’s highest conviction near-term currency trade was to be short in the British pound relative to the U.S. dollar in light of the impending election in Britain.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	89%
Foreign Government Obligations	10
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	89%
AA/Aa	2
A	1
BBB/Baa	3
B	1
N/R	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

[3]   An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended March 31, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	(7.20)%	(7.37)%	0.82%	2.40%	N/A	3.97%	N/A	4.86%	N/A
Institutional	(7.32)	(7.48)	0.81	2.26	N/A	3.84	N/A	4.74	N/A
Service	(7.57)	(7.71)	0.63	1.97	N/A	3.54	N/A	4.43	N/A
Investor A	(7.32)	(7.45)	0.63	1.90	(2.17)%	3.51	2.67%	4.43	4.00%
Investor B	(8.39)	(8.53)	0.27	1.22	(3.22)	2.74	2.38	3.86	3.86
Investor C	(8.31)	(8.45)	0.26	1.23	0.24	2.79	2.79	3.67	3.67
Barclays U.S. Treasury Inflation Protected Securities Index	—	—	1.40	3.11	N/A	4.29	N/A	4.55	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,008.20	$1.70	$1.60	$1,000.00	$1,023.24	$1.72	$1,023.34	$1.61
Institutional	$1,000.00	$1,008.10	$2.30	$2.20	$1,000.00	$1,022.64	$2.32	$1,022.74	$2.22
Service	$1,000.00	$1,006.30	$3.85	$3.75	$1,000.00	$1,021.09	$3.88	$1,021.19	$3.78
Investor A	$1,000.00	$1,006.30	$3.90	$3.80	$1,000.00	$1,021.04	$3.93	$1,021.14	$3.83
Investor B	$1,000.00	$1,002.70	$8.24	$8.14	$1,000.00	$1,016.70	$8.30	$1,016.80	$8.20
Investor C	$1,000.00	$1,002.60	$7.59	$7.44	$1,000.00	$1,017.35	$7.64	$1,017.50	$7.49

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.34% for BlackRock, 0.46% for Institutional, 0.77% for Service, 0.78% for Investor A, 1.65% for Investor B and 1.52% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.44% for Institutional, 0.75% for Service, 0.76% for Investor A, 1.63% for Investor B and 1.49% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2015	7

Fund Summary as of March 31, 2015	BlackRock Investment Grade Bond Portfolio

Investment Objective

BlackRock Investment Grade Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund underperformed its benchmark, the Barclays U.S. Credit Index.

What factors influenced performance?

•	The main detractor from performance was the Fund’s duration positioning (sensitivity to interest rate movements) and security selection within emerging market debt.

•

Security selection within investment grade corporates contributed to performance, as did the Fund’s yield curve positioning. Additionally, the Fund’s allocation to capital securities and high yield bonds aided performance during the period.

Describe recent portfolio activity.

•	The Fund had a bias toward higher quality securities, and it continued to look for opportunities to increase credit quality.

•	The Fund reduced its overweight position relative to its benchmark in 30-year corporate bonds late in 2014, as investors generally avoided longer-term debt within the asset class.

•

The Fund increased its position in the energy sector during the second half of the period by taking advantage of opportunities in the primary market, but it retained an underweight stance in the sector at period-end. The Fund remained overweight in financials, particularly in the life insurance industry, as the financial sector features lower event risk than the industrials sector. Within the financial sector, the Fund maintained an allocation to capital securities given the attractive yield premium available by moving down the capital structure.

•	The Fund held a neutral weighting in the emerging markets, with a bias toward higher-quality securities.

Describe portfolio positioning at period end.

•

The Fund remained defensively positioned on the belief that overall valuations in the credit sectors were not particularly attractive. However, the investment advisor continued to look for ways to capitalize on market volatility and idiosyncratic opportunities. The Fund sought to avoid the risks associated with events such as mergers and acquisitions or other activities designed to benefit equity investors over bondholders.

•

The Fund remained underweight in the industrials sector, with its largest underweight positions in the consumer cyclical, consumer non-cyclical, technology, and energy industries. Within the energy space, the Fund held a significant position in gas pipeline companies, which are largely insulated from fluctuations in the price of the underlying commodity. The Fund held a neutral weighting in utilities relative to the benchmark.

•

Believing U.S. bond yields are too low given the nation’s healthy economic fundamentals, the Fund closed the period with a short duration (or an interest-rate sensitivity below that of the benchmark). The Fund maintained a bias toward a flattening yield curve on the belief that interest rate hikes by the U.S. Federal Reserve could have a disproportionate impact on short-term bonds (as prices and yields move in opposite directions).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	63%
U.S. Treasury Obligations	16
Preferred Securities	11
Foreign Agency Obligations	3
Foreign Government Obligations	2
Taxable Municipal Bonds	2
U.S. Government Sponsored Agency Securities	2
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	19%
AA/Aa	2
A	30
BBB/Baa	41
BB/Ba	5
B	2
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock Investment Grade Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. The Fund’s total returns prior to July 29, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

[3]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.56%	2.16%	3.19%	5.92%	N/A	8.74%	N/A	7.93%	N/A
Institutional	2.51	2.16	3.16	5.85	N/A	8.63	N/A	7.83	N/A
Investor A	2.07	1.73	2.97	5.52	1.30%	8.24	7.36%	7.47	6.89%
Barclays U.S. Credit Index	—	—	3.96	6.74	N/A	6.23	N/A	6.21	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,031.90	$2.28	$1,000.00	$1,022.69	$2.27	0.45%
Institutional	$1,000.00	$1,031.60	$2.79	$1,000.00	$1,022.19	$2.77	0.55%
Investor A	$1,000.00	$1,029.70	$4.55	$1,000.00	$1,020.44	$4.53	0.90%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2015	9

Fund Summary as of March 31, 2015	BlackRock Secured Credit Portfolio

Investment Objective

BlackRock Secured Credit Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2015, the Fund outperformed the benchmark, the S&P/LSTA Leveraged Loan Index, and the customized reference benchmark, which is a market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index.

What factors influenced performance?

•

The Fund invests in both high yield bonds and loans, as long as 80% of those investments are secured. During the period, the Fund held an average of 23% in high yield bonds, which outperformed loans during the period. Major contributors to performance were security selection within independent energy firms and underweight positions in energy, and metals and mining. Top individual performers included Amaya Gaming (convertible preferred stock) and underweight positions in Texas Competitive Electric Holdings Co. LLC and Weight Watchers International, Inc.

•	During the period, the Fund reduced its allocation in high yield bonds, which detracted from performance as the high yield area continued to outperform. The Fund also was short U.S. Treasury futures for purposes of interest rate risk management during a portion of the period, which hindered performance as interest rates fell. Underweight positions in H.J. Heinz Co., Formula One and Asurion also detracted from performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced its high yield bond holdings from 27% to 20% of assets. The Fund also reduced its holdings rated CCC and below, adding to its BB-rated and B-rated positions. As a result of the decrease in bond holdings, the Fund’s duration (sensitivity to interest rate movements) declined slightly during the period.

Describe portfolio positioning at period end.

•

As of period end, the Fund held 78% of assets in senior secured bank loans, 10% in secured high yield bonds and 10% in unsecured high yield bonds. Compared to the benchmark, the Fund was underweight in lower coupon BB-rated holdings in favor of more attractive B-rated issues. In addition, the Fund was underweight in securities rated CCC and below, while retaining a bias for more liquid and better-structured loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	78%
Corporate Bonds	20
Preferred Securities	1
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

BBB/Baa	5%
BB/Ba	43
B	45
CCC/Caa	4
N/R	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

10	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock Secured Credit Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 2, 2012, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

[3]

Market value-weighted index designed to measure the performance of the U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
				Average Annual Total Returns[5]
				1 Year		5 Years			Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge	w/o sales charge		w/ sales charge
Institutional	4.40%	4.32%	2.18%	3.36%	N/A	6.07%		N/A	5.93%		N/A
Investor A	4.06	3.91	2.06	3.10	0.53%	5.80		5.27%	5.67		5.14%
Investor C	3.41	3.29	1.68	2.33	1.34	5.02		5.02	4.88		4.88
S&P/LSTA Leveraged Loan Index	—	—	1.61	2.53	N/A	5.06		N/A	5.43		N/A
Customized Reference Benchmark[7]	—	—	1.54	2.24	N/A	N/A	[8]	N/A	N/A	[8]	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.

[7]	A market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index.

[8]	A Customized Reference Benchmark commenced in April 2012. As a result, the table does not include performance information for 5 years and since inception for the Customized Reference Benchmark.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,021.80	$3.53	$1,000.00	$1,021.44	$3.53	0.70%
Investor A	$1,000.00	$1,020.60	$4.79	$1,000.00	$1,020.19	$4.78	0.95%
Investor C	$1,000.00	$1,016.80	$8.55	$1,000.00	$1,016.45	$8.55	1.70%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2015	11

Fund Summary as of March 31, 2015	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2015, the Fund underperformed the benchmark, the Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

The Fund’s underweight in agency mortgage-backed securities (“MBS”) was the principal detractor from relative performance to the benchmark, as the sector continued to experience spread tightening and accompanying price increases. The Fund’s underweight duration (a measure of sensitivity to changes in market interest rate levels) relative to the benchmark detracted slightly as interest rates declined over the period.

The Fund’s exposure within MBS to more seasoned, higher-coupon mortgage pools was the main contributor to performance, as this position was less exposed to the higher-than-expected prepayments over the period. Our weighting of the U.S. dollar versus foreign currencies was also a significant positive contributor, as the dollar benefited from strength in the U.S. economy and foreign central bank monetary policy easing.

The Fund’s allocations to non-agency MBS, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) contributed to performance, as strong demand from yield-based investors along with improvements in U.S. labor data and the broader economy provided a favorable backdrop for these sectors.

Describe recent portfolio activity.

The Fund opened the period with a modest underweight stance in MBS based on its strong recent performance and tight spreads relative to other sectors. While underweight in MBS overall, the Fund remained overweight in 30-year versus 15-year MBS, with a focus on higher coupons in 30-year MBS. Given the decline in interest rates over the period, prepayment speeds increased during the first quarter of 2015. Against this backdrop, the Fund maintained a bias toward more seasoned, higher coupon MBS and away from more recently issued, lower coupon mortgage pools that may be more sensitive to prepayment given the further decline in mortgage rates. The Fund continued to favor ABS, while selectively adding to CMBS interest-only securities.

Describe portfolio positioning at period end.

Relative to the Barclays U.S. Government/Mortgage Index, the Fund ended the period with an underweight in MBS. However, the Fund maintained a positive carry (income) profile versus the benchmark, with a bias toward higher coupons. The Fund was positioned to benefit from any further rise in the U.S. dollar against a number of foreign currencies, on the view that the dollar was supported by the relative strength of the U.S. economy and monetary policy easing overseas even as the Federal Reserve is poised to begin a tightening cycle.

While West Coast port closures and severe winter weather on the East Coast clouded the picture in recent months, the Fund maintained a modest underweight in duration relative to the benchmark index in view of the overall positive trajectory of the U.S. economy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	52%
U.S. Treasury Obligations	36
Corporate Bonds	6
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	3

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	99%
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Government/Mortgage Index (the benchmark).

[3] An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended March 31, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.45%	1.18%	3.08%	5.25%	N/A	3.75%	N/A	4.31%	N/A
Service	1.26	0.97	2.98	5.06	N/A	3.51	N/A	4.05	N/A
Investor A	1.12	0.96	2.93	4.96	0.76%	3.39	2.55%	3.91	3.49%
Investor B	0.48	0.40	2.43	4.09	(0.41)	2.51	2.15	3.33	3.33
Investor B1	0.63	0.45	2.56	4.40	0.40	2.88	2.52	3.45	3.45
Investor C	0.36	0.21	2.51	4.11	3.11	2.58	2.58	3.11	3.11
Investor C1	0.55	0.37	2.51	4.31	3.31	2.79	2.79	3.36	3.36
Class R	0.87	0.70	2.77	4.63	N/A	3.14	N/A	3.70	N/A
Barclays U.S. Government/Mortgage Index	—	—	3.22	5.35	N/A	3.70	N/A	4.67	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,030.80	$3.24	$3.14	$1,000.00	$1,021.74	$3.23	$1,021.84	$3.13
Service	$1,000.00	$1,029.80	$4.20	$4.10	$1,000.00	$1,020.79	$4.18	$1,020.89	$4.08
Investor A	$1,000.00	$1,029.30	$4.65	$4.55	$1,000.00	$1,020.34	$4.63	$1,020.44	$4.53
Investor B	$1,000.00	$1,024.30	$8.98	$8.88	$1,000.00	$1,016.06	$8.95	$1,016.16	$8.85
Investor B1	$1,000.00	$1,025.60	$7.42	$7.32	$1,000.00	$1,017.60	$7.39	$1,017.70	$7.29
Investor C	$1,000.00	$1,025.10	$8.79	$8.68	$1,000.00	$1,016.26	$8.75	$1,016.36	$8.65
Investor C1	$1,000.00	$1,025.10	$7.83	$7.72	$1,000.00	$1,017.20	$7.80	$1,017.30	$7.70
Class R	$1,000.00	$1,027.70	$6.22	$6.12	$1,000.00	$1,018.80	$6.19	$1,018.90	$6.09

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional, 0.83% for Service, 0.92% for Investor A, 1.78% for Investor B, 1.47% for Investor B1, 1.74% for Investor C, 1.55% for Investor C1 and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.81% for Service, 0.90% for Investor A, 1.76% for Investor B, 1.45% for Investor B1, 1.72% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2015	13

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio and Investment Grade Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge (front-end load) or contingent deferred sales charge (“CDSC”). These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Secured Credit Portfolio, which is subject to an initial sales charge of 2.50%, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Effective on or about the close of business on June 23, 2015, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C and Investor C1 Shares (Investor C Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Secured Credit Portfolio and U.S. Government Bond Portfolio. Investor C1 Shares are available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% for Investor C Shares and 0.55% for Investor C1 Shares per year and a service fee of

0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees. Investor C Shares are generally available through financial intermediaries.

•

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B, B1 and C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS II	MARCH 31, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAVs positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment, and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	15

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 2.3%
Fannie Mae, Series 1996-48, Class Z, 7.00%, 11/25/26	USD	600	$673,113
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32		1,746	1,838,535
Series 2009-31, Class PT, 4.33%, 5/20/39 (a)		717	749,610
Series 2009-122, Class PY, 6.00%, 12/20/39		2,102	2,334,622
Series 2011-71, Class GF, 0.37%, 8/16/31 (a)		11,878	11,888,333

			17,484,213
Interest Only Collateralized Mortgage Obligations — 0.2%
Freddie Mac:
Series 4307, Class SE, 5.93%, 9/15/36 (a)		771	133,342
Series 4320, Class SD, 5.93%, 7/15/39 (a)		457	77,326
Ginnie Mae:
Series 2009-121, Class UI, 5.00%, 12/20/39		301	53,757
Series 2010-20, Class SE, 6.07%, 2/20/40 (a)		584	98,467
Series 2010-35, Class UI, 5.00%, 3/20/40		293	52,310
Series 2010-9, Class UI, 5.00%, 1/20/40		1,079	200,403
Series 2013-103, Class IO, 5.00%, 6/20/43		383	65,787
Series 2013-111, Class SA, 6.52%, 7/20/43 (a)		968	178,381
Series 2013-113, Class SA, 6.52%, 8/20/43 (a)		495	89,920
Series 2013-134, Class DS, 5.92%, 9/20/43 (a)		365	49,511
Series 2013-147, Class SD, 6.47%, 12/20/39 (a)		445	67,474
Series 2013-148, Class SA, 6.02%, 10/20/43 (a)		1,711	274,279
Series 2013-167, Class SG, 5.97%, 11/20/43 (a)		824	126,061
Series 2013-54, Class LI, 5.00%, 2/20/43		246	25,532
Series 2014-180, Class IO, 5.00%, 12/20/44		664	119,442
Series 2014-182, Class KI, 5.00%, 10/20/44		189	32,552
Series 2015-14, Class IO, 5.00%, 10/20/44		578	107,205

			1,751,749

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities — 178.9%
Fannie Mae Mortgage-Backed Securities:
3.00%, 2/01/43-4/01/45 (b)	USD	59,151		$60,612,256
3.28%, 2/01/41		115		119,261
3.40%, 4/01/41		185		193,053
3.50%, 3/01/43-4/01/45 (b)		26,308		27,769,303
4.00%, 7/01/43-4/01/45 (b)		7,661		8,284,605
4.49%, 7/01/37		106		116,404
4.50%, 4/01/45 (b)		28,825		31,424,406
5.00%, 1/01/21-4/01/45 (b)		6,471		7,213,935
5.50%, 12/01/32-4/01/45 (b)		753		853,133
6.00%, 4/01/45 (b)		200		228,062
6.50%, 9/01/28-8/01/35		5,070		5,949,276
8.50%, 1/20/18		381		407,923
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/45 (b)		100		102,016
3.50%, 9/01/20-9/01/26		840		892,147
4.00%, 4/01/19-5/01/26		1,397		1,481,335
5.00%, 5/01/35-12/01/38		327		363,043
6.00%, 8/01/16		1		992
7.50%, 2/01/27-3/01/27		3		2,973
9.00%, 12/01/19		—	(c)	74
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/42-4/15/45 (b)		152,383		156,863,781
3.50%, 4/15/41-4/15/45 (b)		355,650		374,087,882
4.00%, 7/15/42-4/15/45 (b)(d)		289,747		308,790,510
4.50%, 12/15/34-4/15/45 (b)		166,761		182,168,106
5.00%, 9/15/28-4/15/45 (b)		67,249		75,398,260
5.35%, 7/15/35-10/15/35		7,388		8,352,943
5.38%, 9/15/35-1/15/36		7,017		7,985,515
5.45%, 4/15/35-3/15/36		7,571		8,587,400
5.50%, 7/15/16-12/15/34		20,926		23,974,462
6.00%, 7/15/16-1/15/39		29,666		33,830,588
6.50%, 5/15/16-4/15/45 (b)		50,409		58,796,741
7.00%, 3/20/24-5/15/31		76		87,066
7.50%, 4/20/23-10/20/25		6		6,964
8.00%, 3/15/17-5/15/30		179		195,034
8.50%, 6/15/16-2/15/25		60		61,716
9.00%, 4/15/16-10/15/21		57		59,092
9.50%, 6/15/16-9/15/22		85		88,863
10.00%, 2/15/16-6/15/18		22		22,136
11.50%, 12/15/15		—	(c)	83

				1,385,371,339
Total U.S. Government Sponsored Agency Securities — 181.4%				1,404,607,301

Portfolio Abbreviations
AKA	Also known as	GBP	British Pound	PLN	Polish Zloty
AUD	Australian Dollar	INR	Indian Rupee	RB	Revenue Bond
CAD	Canadian Dollar	JPY	Japanese Yen	REMIC	Real Estate Mortgage
BRL	Brazilian Real	LIBOR	London Interbank Offered Rate		Investment Conduit
CHF	Swiss Franc	MXN	Mexican Peso	SEK	Swedish Krona
EUR	Euro	MYR	Malaysian Ringgit	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	NOK	Norwegian Krone	USD	United States Dollar
FKA	Formerly known as	NZD	New Zealand Dollar	ZAR	South African Rand

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations — 0.6%		Par (000)	Value
U.S. Treasury Notes, 2.00%, 2/15/25	USD	4,600	$4,629,109
Total Long-Term Investments (Cost — $1,393,030,904) — 182.0%			1,409,236,410

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)		250,799,018	250,799,018
Total Short-Term Securities (Cost — $250,799,018) — 32.4%			250,799,018
Total Investments Before TBA Sale Commitments (Cost — $ 1,643,829,922) — 214.4%			1,660,035,428

TBA Sale Commitments (b)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/45	USD	50,300	$(51,423,893)
3.50%, 4/01/45		26,300	(27,623,219)
4.00%, 4/01/45		7,600	(8,126,063)
4.50%, 4/01/45		8,000	(8,727,502)
5.00%, 4/01/45		3,200	(3,555,906)
6.00%, 4/01/45		100	(114,078)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/45		42,700	(43,966,811)
3.50%, 4/15/45		174,500	(183,468,542)
4.00%, 4/15/45		135,000	(143,833,010)
4.50%, 4/15/45		54,000	(58,939,459)
5.50%, 4/15/45		2,700	(3,045,514)
6.00%, 4/15/45		19,600	(22,227,288)
Total TBA Sale Commitments (Proceeds — $551,322,602) — (71.7)%			(555,051,285)
Total Investments Net of TBA Sale Commitments — 142.7%			1,104,984,143
Liabilities in Excess of Other Assets — (42.7)%			(330,516,306)

Net Assets — 100.0%			$774,467,837

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents or includes a TBA transaction. As of March 31, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$12,900,942	$73,098
BNP Paribas Securities Corp.	$(1,629,336)	$(20,754)
Citigroup Global Markets, Inc.	$127,365,124	$819,645
Credit Suisse Securities (USA) LLC	$205,095,430	$1,194,509
Deutsche Bank Securities, Inc.	$(34,638,844)	$(827,543)
Goldman Sachs & Co.	$34,522,072	$55,162
J.P. Morgan Securities LLC	$(7,712,672)	$(219,629)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$16,802,708	$98,032
Morgan Stanley & Co. LLC	$(15,000,657)	$(91,060)
Nomura Securities International, Inc.	$(2,680,789)	$(6,789)
RBC Capital Markets, LLC	$45,678,211	$8,692
Wells Fargo Securities, LLC	$(5,350,204)	$213

(c)	Amount is less than $500.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(e)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	94,776,947	156,022,071	250,799,018	$36,611	$8,808

(f)	Represents the current yield as of report date.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
7	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,744,225	$4,758
(2)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	USD	438,313	(1,365)
(343)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	USD	41,232,351	(197,629)
358	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	USD	46,148,437	116,437
(4)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	995,200	(2,133)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio

As of March 31, 2015, financial futures contracts outstanding were as follows: (concluded)

Contracts Long/ (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(7)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	1,735,300	$(3,755)
(18)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	4,453,650	(10,293)
(20)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	4,938,750	(11,141)
(23)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	5,669,213	(14,263)
(20)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	4,922,500	(13,603)
(22)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	5,407,050	(14,675)
(16)	Euro Dollar Futures	Chicago Mercantile	September 2017	USD	3,927,600	(13,753)
(167)	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	40,946,313	(146,582)
1	Euro Dollar Futures	Chicago Mercantile	March 2018	USD	244,975	(99)
Total						$(308,096)

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.31%[1]	3-month LIBOR	Chicago Mercantile	3/11/25	USD	1,500	$(41,444)
2.03%[2]	3-month LIBOR	Chicago Mercantile	3/24/25	USD	600	210
Total						$(41,234)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

•	As of March 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Citibank N.A.	1/12/39	USD	4,079	$28,760	$(2,685)	$31,445
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Citibank N.A.	1/12/39	USD	3,356	23,666	35,541	(11,875)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Citibank N.A.	1/12/39	USD	3,093	21,809	57,842	(36,033)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Citibank N.A.	1/12/39	USD	2,860	20,164	(26,105)	46,269
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/39	USD	3,484	(24,568)	(41,022)	16,454
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	5,373	(37,887)	(61,582)	23,695
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	5,095	(35,923)	(45,767)	9,844
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Citibank N.A.	1/12/41	USD	248	(2,906)	(2,510)	(396)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/41	USD	248	(2,905)	(3,780)	875

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock GNMA Portfolio

As of March 31, 2015, OTC total return swaps outstanding were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	$(3,126)	$(3,158)	$32
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,906)	(2,137)	(769)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,906)	(1,392)	(1,514)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,906)	2,840	(5,746)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,906)	3,260	(6,166)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	459	(8,296)	(3,787)	(4,509)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	276	(4,977)	(5,372)	395
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/45	USD	276	(4,977)	(2,272)	(2,705)
Total						$(42,790)	$(102,086)	$59,296

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	19

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,404,607,301	—	$1,404,607,301
U.S. Treasury Obligations	—	4,629,109	—	4,629,109
Short-Term Securities	$250,799,018	—	—	250,799,018
Liabilities:
Investments:
TBA Sale Commitments	—	(555,051,285)	—	(555,051,285)

Total	$250,799,018	$854,185,125	—	$1,104,984,143

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$121,195	$129,219	—	$250,414
Liabilities:
Interest rate contracts	(429,291)	(111,157)	—	(540,448)

Total	$(308,096)	$18,062	—	$(290,034)

[1] Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts.	$280,000	—	—	$280,000
Cash pledged for centrally cleared swaps.	35,000	—	—	35,000
Liabilities:
Bank overdraft	—	$(102,165)	—	(102,165)
Cash received as collateral for TBA commitments	—	(1,104,000)	—	(1,104,000)

Total	$315,000	$(1,206,165)	—	$(891,165)

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.0%		Par (000)	Value
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1, 0.34%, 1/25/47 (a)	USD	10	$9,793

Foreign Government Obligations
Germany — 3.2%
Federal Republic of Germany Inflation Linked Bond:
1.50%, 4/15/16	EUR	63,428	69,928,274
0.75%, 4/15/18		10,950	12,936,204

			82,864,478
Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)		4,550	23,482
Italy — 3.9%
Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.10%, 9/15/16		41,935	49,533,606
2.60%, 9/15/23		2,210	2,924,634
2.35%, 9/15/24 (b)		31,100	40,289,008
2.55%, 9/15/41		3,651	5,805,385

			98,552,633
Japan — 1.2%
Government of Japan Inflation Linked Bond, 0.10%, 9/10/24	JPY	3,440,100	30,807,162
Mexico — 1.1%
United Mexican States, 4.00%, 6/13/19	MXN	720	26,812,203
New Zealand — 1.3%
New Zealand Government Bond, 3.00%, 9/20/30	NZD	37,781	33,485,474
Spain — 0.6%
Kingdom of Spain Inflation Linked Bond, 0.55%, 11/30/19 (b)	EUR	13,650	15,382,753
Total Foreign Government Obligations — 11.3%			287,928,185

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.50%, 3/25/35 (a)(b)	USD	11,266	9,829,163
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.43%, 5/25/37 (a)		12,767	9,567,853

			19,397,016
Commercial Mortgage-Backed Securities — 0.4%
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.80%, 8/10/45 (a)		10,785	11,647,162
Total Non-Agency Mortgage-Backed Securities — 1.2%			31,044,178

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.14%, 6/01/34 (a)		98	104,707

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	241,952	$294,894,606
2.00%, 1/15/26		67,622	80,137,801
1.75%, 1/15/28		96,673	113,145,551
3.63%, 4/15/28 (c)		77,311	109,045,261
2.50%, 1/15/29 (d)		74,561	95,239,673
3.88%, 4/15/29		69,661	102,308,715
3.38%, 4/15/32		12,818	18,802,707
2.13%, 2/15/40-2/15/41 (d)		86,361	115,843,476
0.75%, 2/15/42-2/15/45		89,055	90,247,841
0.63%, 2/15/43		42,853	41,985,560
1.38%, 2/15/44		49,356	58,012,823
U.S. Treasury Inflation Indexed Notes:
1.88%, 7/15/15		201	204,032
2.00%, 1/15/16		6,753	6,925,331
0.13%, 4/15/16-7/15/24 (c)		901,477	912,260,935
2.50%, 7/15/16		88,419	92,874,540
2.63%, 7/15/17		736	799,563
1.63%, 1/15/18		658	701,281
1.38%, 7/15/18-1/15/20		63,271	68,123,371
1.25%, 7/15/20		64,109	69,493,259
1.13%, 1/15/21		124,062	133,172,517
0.63%, 7/15/21-1/15/24 (c)		151,907	158,289,143
0.38%, 7/15/23 (c)		12,259	12,569,963
0.25%, 1/15/25 (c)		51,100	51,450,921
Total U.S. Treasury Obligations — 102.4%			2,626,528,870
Total Long-Term Investments (Cost — $2,808,543,422) — 114.9%			2,945,615,733

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)		23,299,064	23,299,064
Total Short-Term Securities (Cost — $23,299,064) — 0.9%			23,299,064

Options Purchased
(Cost — $18,341,990) — 0.5%			13,313,428
Total Investments Before Options Written (Cost — $2,850,184,476) — 116.3%			2,982,228,225

Options Written
(Premiums Received — $12,429,582) — (0.4)%			(10,638,707)
Total Investments Net of Options Written — 115.9%			2,971,589,518
Liabilities in Excess of Other Assets — (15.9)%			(407,121,169)

Net Assets — 100.0%			$2,564,468,349

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	21

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(e)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,273,985	14,025,079	23,299,064	$19,285

(f)	Represents the current yield as of report date.

•	As of March 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
RBC Capital Markets LLC	0.14%	7/15/14	Open	$37,837,490	$37,875,748
Morgan Stanley & Co. LLC	0.16%	9/30/14	Open	11,880,000	11,880,000
BNP Paribas Securities Corp.	0.14%	1/13/15	Open	20,800,000	20,806,309
BNP Paribas Securities Corp.	0.12%	1/13/15	Open	126,117,500	126,150,291
BNP Paribas Securities Corp.	0.20%	2/05/15	Open	31,800,000	31,809,717
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	2/24/15	Open	107,375,000	107,385,737
Deutsche Bank Securities, Inc.	(0.40)%	3/10/15	Open	26,281,125	26,281,125
Morgan Stanley & Co. LLC	0.22%	3/27/15	Open	5,218,750	5,218,909
Morgan Stanley & Co. LLC	0.22%	3/27/15	Open	52,187,500	52,189,095
Total				$419,497,365	$419,596,931

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
868	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 156.5	Eurex	April 2015	USD	270,661	$(125,169)
(61)	Euro-Bobl	Eurex	June 2015	USD	8,489,312	(17,650)
(156)	Euro-BTP Italian Government Bond	Eurex	June 2015	USD	23,580,654	(11,064)
	Futures
(4)	Euro-Bund	Eurex	June 2015	USD	682,824	(3,523)
479	Australian Government Bonds (10 Year)	Sydney	June 2015	USD	48,553,200	682,168
(136)	Japanese Government Bonds (10 Year)	Osaka	June 2015	USD	166,939,759	(383,490)
1,406	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	USD	181,242,188	1,337,940
(515)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	USD	112,865,469	(332,651)
1,326	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	USD	159,399,704	1,516,536
(495)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2015	USD	81,118,125	(1,245,635)
(792)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2015	USD	134,541,000	(2,490,758)
(228)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	56,626,650	(150,697)
(421)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	104,365,900	(78,606)
527	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	130,392,975	296,248
(1,570)	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	384,944,374	(594,887)
Total						$(1,601,238)

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	13,066,000	USD	13,859,877	Deutsche Bank AG	4/07/15	$190,658
EUR	907,000	USD	959,914	UBS AG	4/07/15	15,429
USD	213,054,392	EUR	189,697,000	Deutsche Bank AG	4/07/15	9,063,549
USD	4,785,030	EUR	4,500,000	UBS AG	4/07/15	(54,049)
USD	2,663,667	GBP	1,725,000	Barclays Bank PLC	4/07/15	104,937
USD	15,440,039	JPY	1,840,375,500	Bank of America N.A.	4/07/15	93,548
USD	15,430,253	JPY	1,840,375,500	UBS AG	4/07/15	83,762
AUD	1,000,000	USD	810,205	TD Securities, Inc.	4/21/15	(49,532)
GBP	2,314,375	EUR	3,125,000	Deutsche Bank AG	4/21/15	71,500
USD	2,491,253	MXN	37,373,000	BNP Paribas S.A.	4/21/15	44,630
USD	12,470,323	MXN	182,578,000	BNP Paribas S.A.	4/21/15	517,856
USD	9,645,561	MXN	145,348,000	JPMorgan Chase Bank N.A.	4/21/15	130,356
USD	386	MXN	6,000	Royal Bank of Canada	4/21/15	(7)
USD	3,612,323	MXN	53,677,000	Royal Bank of Canada	4/21/15	98,359
USD	32,716,254	NZD	42,545,000	Westpac Banking Corp.	4/21/15	978,560
USD	18,937,721	GBP	12,715,000	Deutsche Bank AG	4/30/15	80,290
USD	11,525,000	JPY	1,377,565,962	Deutsche Bank AG	4/30/15	33,553
GBP	12,610,000	USD	18,581,844	Deutsche Bank AG	5/05/15	119,239
USD	193,994,381	EUR	180,224,000	UBS AG	5/07/15	110,193
USD	2,106,915	GBP	1,426,000	Citibank N.A.	5/07/15	(7,866)
USD	15,342,029	JPY	1,839,517,000	Bank of America N.A.	5/07/15	(4,135)
USD	15,350,671	JPY	1,839,517,000	UBS AG	5/07/15	4,507
JPY	3,437,403,163	USD	28,378,364	Royal Bank of Canada	6/15/15	313,091
Total						$11,938,428

•	As of March 31, 2015, inflation indexed caps outstanding were as follows:

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	$(28,983)	$(1,014,650)	$985,667

•	As of March 31, 2015, inflation indexed floors outstanding were as follows:

Reference Entity	Fund Receives	Fund Pays	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for November 2015 divided by HICPx for November 2013 minus 0.15% or $0	Upfront premium and payment at expiration	Barclays Bank PLC	11/19/15	EUR	33,500	$47,836	$67,710	$(19,874)

•	As of March 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.13	4/10/15	3,890	$24,313
Euro Dollar 1-Year Mid-Curve	Put	USD	98.50	6/12/15	2,558	79,937
Total						$104,250

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	23

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	As of March 31, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Value
EUR Currency	BNP Paribas S.A.	Call	USD	1.10	4/07/15	EUR	117,980	$149,819
USD Currency	BNP Paribas S.A.	Call	JPY	124.00	4/27/15	USD	50,685	74,953
USD Currency	Deutsche Bank AG	Call	JPY	121.00	4/27/15	USD	25,040	159,532
USD Currency	Barclays Bank PLC	Call	NOK	8.40	5/07/15	USD	50,935	335,397
USD Currency	UBS AG	Call	NOK	8.60	5/07/15	USD	50,935	176,704
EUR Currency	BNP Paribas S.A.	Put	USD	1.05	4/07/15	EUR	117,980	143,045
GBP Currency	Deutsche Bank AG	Put	USD	1.45	4/30/15	GBP	25,205	168,755
GBP Currency	Deutsche Bank AG	Put	USD	1.49	4/30/15	GBP	7,990	171,909
GBP Currency	JPMorgan Chase Bank N.A.	Put	USD	1.49	4/30/15	GBP	16,480	354,577
USD Currency	Barclays Bank PLC	Put	NOK	7.25	5/07/15	USD	50,935	7,594
USD Currency	Bank of America N.A.	Put	NOK	7.00	7/15/15	USD	50,755	25,235
CHF Currency	JPMorgan Chase Bank N.A.	Put	SEK	8.25	8/28/15	CHF	24,280	116,508
USD Currency	UBS AG	Put	SEK	7.80	8/28/15	USD	50,840	203,512
Total								$2,087,540

•	As of March 31, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Receive	3-month LIBOR	2/12/16	USD	138,200	$3,000,460
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.00%	Receive	3-month LIBOR	11/21/17	USD	11,900	1,976,942
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.85%	Pay	3-month LIBOR	9/04/15	USD	145,000	461,796
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.85%	Pay	3-month LIBOR	9/04/15	USD	72,350	230,420
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.85%	Pay	3-month LIBOR	9/16/15	USD	72,300	265,703
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.10%	Pay	3-month LIBOR	2/12/16	USD	138,200	1,601,075
30-Year Interest Rate Swap	Barclays Bank PLC	Put	4.00%	Pay	3-month LIBOR	11/21/17	USD	16,600	463,263
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	3,121,979
Total									$11,121,638

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	97.75	4/10/15	1,398	$(34,950)

•	As of March 31, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	Call	JPY	124.00	4/27/15	USD	25,040	$(37,029)
GBP Currency	Deutsche Bank AG	Call	USD	1.58	4/30/15	GBP	7,990	(3,845)
GBP Currency	JPMorgan Chase Bank N.A.	Call	USD	1.55	4/30/15	GBP	16,480	(32,541)
USD Currency	UBS AG	Call	NOK	8.40	5/07/15	USD	50,935	(335,397)
EUR Currency	BNP Paribas S.A.	Call	USD	1.15	5/29/15	EUR	47,310	(92,181)
CHF Currency	JPMorgan Chase Bank N.A.	Call	SEK	9.75	8/28/15	CHF	24,916	(231,850)
USD Currency	BNP Paribas S.A.	Put	JPY	114.50	4/27/15	USD	50,685	(29,727)
GBP Currency	Deutsche Bank AG	Put	USD	1.49	4/30/15	GBP	25,205	(542,300)
EUR Currency	BNP Paribas S.A.	Put	USD	1.00	5/29/15	EUR	47,310	(144,582)
Total								$(1,449,452)

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	As of March 31, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.90%	Pay	3-month LIBOR	2/13/17	USD	51,600	$(1,216,810)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-month LIBOR	3/06/17	USD	23,510	(724,646)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-month LIBOR	3/06/17	USD	47,000	(1,448,676)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-month LIBOR	3/16/17	USD	23,500	(727,645)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.90%	Receive	3-month LIBOR	2/13/17	USD	51,600	(1,361,280)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/06/17	USD	23,510	(518,203)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/06/17	USD	47,000	(1,035,965)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/16/17	USD	23,500	(527,256)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(1,593,824)
Total									$(9,154,305)

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.62%[1]	3-month LIBOR	Chicago Mercantile	7/02/24	USD	31,100	$(1,894,853)
2.80%[1]	3-month LIBOR	Chicago Mercantile	2/25/25	USD	81,800	(4,975,937)
2.25%[2]	3-month LIBOR	Chicago Mercantile	3/09/25	USD	35,300	771,236
2.33%[2]	3-month LIBOR	Chicago Mercantile	3/11/25	USD	19,300	560,772
2.20%[2]	3-month LIBOR	Chicago Mercantile	3/18/25	USD	15,800	263,807
3.05%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	USD	7,500	(1,023,954)
3.06%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	USD	7,400	(1,038,429)
Total						$(7,337,358)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	As of March 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[1]	Deutsche Bank AG	N/A	2/15/41	USD	15,000	$862,763	$153,177	$709,586

[1]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	25

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$9,793	—	$9,793
Foreign Government Obligations	—	287,928,185	—	287,928,185
Non-Agency Mortgage-Backed Securities	—	31,044,178	—	31,044,178
U.S. Government Sponsored Agency Securities	—	104,707	—	104,707
U.S. Treasury Obligations	—	2,626,528,870	—	2,626,528,870
Short-Term Securities	$23,299,064	—	—	23,299,064
Options Purchased:
Foreign Currency Exchange Contracts	—	2,087,540	—	2,087,540
Interest Rate Contracts	104,250	11,121,638	—	11,225,888
Total	$23,403,314	$2,958,824,911	—	$2,982,228,225

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$12,054,017	—	$12,054,017
Interest rate contracts	$3,832,892	1,595,815	—	5,428,707
Other contracts.	—	1,695,253	—	1,695,253
Liabilities:
Foreign currency exchange contracts	—	(1,565,041)	—	(1,565,041)
Interest rate contracts	(5,469,080)	(18,087,478)	—	(23,556,558)
Other contracts	—	(19,874)	—	(19,874)
Total	$(1,636,188)	$(4,327,308)	—	$(5,963,496)

[1]

Derivative financial instruments are swaps, financial futures contracts, inflation indexed caps and floors, forward foreign currency exchange contracts and options written.Swaps, financial futures contracts, inflation indexed caps and floors, forward foreign currency exchange contracts and option written are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or fair value, including accrued interest for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$820,205	—	—	$820,205
Cash pledged for centrally cleared swaps	3,025,000	—	—	3,025,000
Liabilities:
Reverse repurchase agreements	—	$(419,596,931)	—	(419,596,931)
Bank overdraft	—	(1,678,924)	—	(1,678,924)
Cash received as collateral for OTC derivatives	—	(2,160,000)	—	(2,160,000)
Cash received as collateral for reverse repurchase agreements	—	(416,000)	—	(416,000)
Total	$3,845,205	$(423,851,855)	—	$(420,006,650)

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Santander Drive Auto Receivables Trust, Series 2012-1, Class C, 3.78%, 11/15/17	USD	229	$230,924
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		275	276,829
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		270	268,712
Total Asset-Backed Securities — 0.9%			776,465

Corporate Bonds
Aerospace & Defense — 0.6%
Northrop Grumman Corp., 3.50%, 3/15/21		275	289,851
United Technologies Corp., 4.50%, 6/01/42		230	255,102

			544,953
Airlines — 2.0%
Air Canada Pass-Through Trust, Series 2015-1, Class A, 3.60%, 3/15/27 (a)		250	250,877
American Airlines Pass-Through Trust, Series 2013-1, Class A, 4.00%, 1/15/27		370	384,285
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)		320	340,332
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)		155	157,325
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 2/15/23		215	225,253
Series 2014-1, Class B, 4.75%, 10/11/23		175	177,625
Virgin Australia Trust, Series 2013-1B, 6.00%, 4/23/22 (a)		144	149,180

			1,684,877
Auto Components — 1.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		50	50,375
4.88%, 3/15/19		137	139,569
TRW Automotive, Inc.:
4.50%, 3/01/21 (a)		490	493,675
4.45%, 12/01/23 (a)		160	161,200

			844,819
Automobiles — 0.6%
General Motors Co.:
3.50%, 10/02/18		416	426,217
6.25%, 10/02/43		100	122,506

			548,723
Banks — 7.6%
Abbey National Treasury Services PLC, 2.35%, 9/10/19		225	228,552
Bank of America Corp.:
5.30%, 9/30/15		675	689,668
6.50%, 8/01/16		300	320,175
6.00%, 9/01/17		970	1,067,073
4.00%, 1/22/25		250	252,023
5.88%, 2/07/42		127	161,562
4.88%, 4/01/44		125	140,691
Barclays PLC:
4.38%, 9/11/24		225	227,572
3.65%, 3/16/25		200	200,610
Citigroup, Inc.:
1.85%, 11/24/17		250	251,757
2.50%, 7/29/19		575	583,198
2.40%, 2/18/20		160	160,571

Corporate Bonds		Par (000)	Value
Banks (concluded)
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22	USD	313	$324,018
HSBC Bank USA NA, 6.00%, 8/09/17		250	274,365
ING Bank NV:
1.80%, 3/16/18 (a)		255	256,227
2.50%, 10/01/19 (a)		250	253,918
JPMorgan Chase & Co.:
1.70%, 3/01/18		250	251,005
3.13%, 1/23/25		200	200,587
5.63%, 8/16/43		250	299,867
Royal Bank of Scotland Group PLC:
6.13%, 12/15/22		25	28,152
6.00%, 12/19/23		270	300,332

			6,471,923
Biotechnology — 0.7%
Amgen, Inc.:
5.85%, 6/01/17		375	412,002
5.38%, 5/15/43		163	194,469

			606,471
Capital Markets — 2.0%
Deutsche Bank AG, 1.88%, 2/13/18		120	120,169
The Goldman Sachs Group, Inc.:
2.38%, 1/22/18		375	382,662
6.75%, 10/01/37		250	328,263
Morgan Stanley:
5.55%, 4/27/17		480	519,313
1.88%, 1/05/18		295	297,018
4.30%, 1/27/45		65	67,355

			1,714,780
Chemicals — 0.9%
CF Industries, Inc., 6.88%, 5/01/18		250	285,006
LYB International Finance BV, 4.88%, 3/15/44		100	107,415
LyondellBasell Industries NV, 5.00%, 4/15/19		300	330,829

			723,250
Commercial Services & Supplies — 1.3%
Aviation Capital Group Corp., 3.88%, 9/27/16 (a)		1,075	1,097,906
Consumer Finance — 3.0%
Ally Financial, Inc.:
3.25%, 2/13/18		175	173,250
8.00%, 11/01/31		114	148,200
Capital One Financial Corp., 4.75%, 7/15/21		234	262,368
Capital One NA:
1.65%, 2/05/18		250	249,010
2.40%, 9/05/19		250	250,904
Discover Financial Services, 3.85%, 11/21/22		356	365,243
Ford Motor Credit Co. LLC:
1.70%, 5/09/16		400	401,861
1.68%, 9/08/17		225	224,680
Navient Corp., 3.88%, 9/10/15		500	503,585

			2,579,101
Diversified Financial Services — 1.4%
BP Capital Markets PLC:
3.54%, 11/04/24		145	147,666
3.51%, 3/17/25		145	147,894
CNH Industrial Capital LLC, 3.88%, 11/01/15		285	287,137
General Electric Capital Corp., 5.88%, 1/14/38		125	161,615
Hyundai Capital America, 1.88%, 8/09/16 (a)		425	428,677

			1,172,989

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	27

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 2.0%
AT&T Inc., 4.35%, 6/15/45	USD	125	$119,560
Verizon Communications, Inc.:
3.65%, 9/14/18		325	345,589
4.27%, 1/15/36 (a)		450	446,560
3.85%, 11/01/42		623	565,943
4.67%, 3/15/55 (a)		254	248,753

			1,726,405
Electric Utilities — 3.2%
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		100	114,891
Duke Energy Carolinas LLC, 6.10%, 6/01/37		249	330,268
Duke Energy Progress, Inc., 4.15%, 12/01/44		80	87,385
Entergy Louisiana LLC, 4.05%, 9/01/23		200	219,712
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		249	278,800
Ohio Power Co., Series D, 6.60%, 3/01/33		229	305,349
Oncor Electric Delivery Co. LLC:
5.00%, 9/30/17		200	218,362
7.00%, 5/01/32		36	50,944
7.25%, 1/15/33		40	57,789
7.50%, 9/01/38		206	314,351
Puget Energy, Inc.:
6.00%, 9/01/21		175	206,631
5.63%, 7/15/22		275	319,915
The Toledo Edison Co.:
7.25%, 5/01/20		54	65,302
6.15%, 5/15/37		40	49,905
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		90	94,007

			2,713,611
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		200	209,500
Energy Equipment & Services — 0.2%
Ensco PLC, 4.50%, 10/01/24		130	126,003
Food Products — 0.1%
Kellogg Co., 7.45%, 4/01/31		77	103,881
Health Care Equipment & Supplies — 1.4%
Medtronic, Inc.:
3.50%, 3/15/25 (a)		425	444,291
4.38%, 3/15/35 (a)		325	353,419
4.63%, 3/15/45 (a)		320	362,711

			1,160,421
Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc., 5.63%, 2/15/23 (a)		200	203,500
Amsurg Corp., 5.63%, 7/15/22		200	204,500
Anthem, Inc., 4.65%, 8/15/44		100	110,092
HCA, Inc., 3.75%, 3/15/19		350	354,704
UnitedHealth Group, Inc.:
4.38%, 3/15/42		65	71,564
4.25%, 3/15/43		110	119,010

			1,063,370
Insurance — 0.3%
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		163	227,144
Internet Software & Services — 0.3%
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		230	243,225
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc., 2.40%, 2/01/19		500	507,022

Corporate Bonds		Par (000)	Value
Machinery — 0.2%
Caterpillar, Inc., 4.30%, 5/15/44	USD	125	$135,306
Media — 2.0%
21st Century Fox America, Inc., 6.40%, 12/15/35		150	197,341
Comcast Corp.:
3.38%, 2/15/25		275	287,586
6.95%, 8/15/37		99	140,620
Cox Communications, Inc., 6.95%, 6/01/38 (a)		211	269,670
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42		200	209,014
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17		175	176,406
Sky PLC, 3.75%, 9/16/24 (a)		200	206,769
Time Warner Cable, Inc., 6.55%, 5/01/37		185	232,332

			1,719,738
Metals & Mining — 1.7%
Alcoa, Inc., 5.13%, 10/01/24		340	363,906
Barrick Gold Corp.:
2.50%, 5/01/18		250	251,443
3.85%, 4/01/22		70	68,450
4.10%, 5/01/23		87	85,826
Freeport-McMoRan, Inc.:
3.10%, 3/15/20		109	106,205
5.45%, 3/15/43		170	152,370
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		121	153,441
7.13%, 7/15/28		100	133,792
Southern Copper Corp., 6.75%, 4/16/40		125	133,263

			1,448,696
Multi-Utilities — 0.8%
Berkshire Hathaway Energy Co., 5.95%, 5/15/37		300	381,782
Dominion Gas Holdings LLC, 4.60%, 12/15/44		125	134,917
Pacific Gas & Electric Co., 4.75%, 2/15/44		150	172,865

			689,564
Oil, Gas & Consumable Fuels — 8.1%
ConocoPhillips Co., 2.88%, 11/15/21		260	266,614
Continental Resources, Inc., 5.00%, 9/15/22		250	246,563
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		420	524,639
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		304	347,568
Energy Transfer Partners LP:
9.00%, 4/15/19		150	185,348
4.15%, 10/01/20		300	314,945
6.50%, 2/01/42		200	231,997
Enterprise Products Operating LLC:
3.75%, 2/15/25		65	67,098
6.45%, 9/01/40		106	133,090
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc., 6.50%, 11/15/20		321	340,661
Kinder Morgan Energy Partners LP:
6.00%, 2/01/17		300	322,375
6.38%, 3/01/41		257	287,139
Kinder Morgan, Inc., 2.00%, 12/01/17		25	24,961
Marathon Petroleum Corp., 4.75%, 9/15/44		134	136,367
MEG Energy Corp., 6.50%, 3/15/21 (a)		99	91,575
Noble Energy, Inc., 5.25%, 11/15/43		150	156,760
Phillips 66, 4.88%, 11/15/44		135	144,575
Pioneer Natural Resources Co., 5.88%, 7/15/16		320	337,778
Plains All American Pipeline LP/PAA Finance Corp., 2.60%, 12/15/19		200	200,942

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Sabine Pass Liquefaction LLC:
5.75%, 5/15/24	USD	155	$155,775
5.63%, 3/01/25 (a)		120	118,650
Sabine Pass LNG LP, 7.50%, 11/30/16		200	212,500
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	11,076
TransCanada PipeLines Ltd., 7.63%, 1/15/39		275	396,105
Valero Energy Corp., 6.63%, 6/15/37		110	135,774
Western Gas Partners LP, 2.60%, 8/15/18		425	431,316
The Williams Cos., Inc.:
3.70%, 1/15/23		253	233,873
4.55%, 6/24/24		160	154,962
Williams Partners LP, 3.90%, 1/15/25		235	229,767
Williams Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		338	358,111
Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/01/17		100	109,859

			6,908,763
Pharmaceuticals — 3.4%
AbbVie, Inc., 4.40%, 11/06/42		240	247,060
Actavis Funding SCS:
2.35%, 3/12/18		225	228,043
3.45%, 3/15/22		415	425,075
3.80%, 3/15/25		110	113,523
4.55%, 3/15/35		115	119,867
4.85%, 6/15/44		300	318,647
Forest Laboratories, Inc., 4.38%, 2/01/19 (a)		410	439,190
Hospira, Inc., 5.20%, 8/12/20		175	199,603
Mylan, Inc., 2.60%, 6/24/18		375	382,926
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18 (a)		214	225,503
VRX Escrow Corp., 5.38%, 3/15/20 (a)		200	201,750

			2,901,187
Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.:
4.50%, 1/15/18		604	648,381
5.90%, 11/01/21		146	168,282
3.50%, 1/31/23		150	148,686
HCP, Inc., 6.75%, 2/01/41		100	134,457
Simon Property Group LP, 4.25%, 10/01/44		195	204,409
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 (a)		200	202,458

			1,506,673
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
4.90%, 4/01/44		150	171,238
4.15%, 4/01/45		40	41,610
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (a)		196	203,468

			416,316
Software — 0.2%
Microsoft Corp., 3.50%, 11/15/42		175	168,435
Specialty Retail — 0.6%
Lowe’s Cos., Inc., 4.65%, 4/15/42		75	85,959
QVC, Inc., 4.38%, 3/15/23		391	398,371

			484,330
Tobacco — 1.6%
Altria Group, Inc.:
4.75%, 5/05/21		150	167,430
10.20%, 2/06/39		105	185,689
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (a)		300	301,712

Corporate Bonds		Par (000)	Value
Tobacco (concluded)
Lorillard Tobacco Co., 7.00%, 8/04/41	USD	173	$224,293
Philip Morris International, Inc., 4.50%, 3/20/42		325	352,308
Reynolds American, Inc.:
3.25%, 11/01/22		40	39,802
4.85%, 9/15/23		60	66,294
4.75%, 11/01/42		40	41,259

			1,378,787
Trading Companies & Distributors — 0.4%
HD Supply, Inc., 11.00%, 4/15/20		300	340,500
Wireless Telecommunication Services — 2.3%
Alltel Corp., 7.88%, 7/01/32		314	448,748
America Movil SAB de CV, 6.13%, 11/15/37		200	244,558
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17		231	232,934
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		604	689,031
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		175	200,813
Vodafone Group PLC:
2.50%, 9/26/22		125	120,891
4.38%, 2/19/43		64	62,950

			1,999,925
Total Corporate Bonds — 54.2%			46,168,594

Foreign Agency Obligations
Brazil — 1.0%
Petrobras Global Finance BV:
3.88%, 1/27/16		774	759,201
6.25%, 3/17/24		100	94,280

			853,481
China — 0.3%
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		275	292,346
Mexico — 0.9%
Petroleos Mexicanos:
3.50%, 7/18/18		462	480,480
6.50%, 6/02/41		214	242,355

			722,835
Total Foreign Agency Obligations — 2.2%			1,868,662

Foreign Government Obligations
Brazil — 0.4%
Federative Republic of Brazil, 5.00%, 1/27/45		350	323,750
Colombia — 0.3%
Republic of Colombia, 5.63%, 2/26/44		200	223,500
Indonesia — 0.3%
Republic of Indonesia, 4.13%, 1/15/25 (a)		250	256,563
Mexico — 0.8%
United Mexican States:
4.75%, 3/08/44		173	181,650
5.55%, 1/21/45		150	175,875
5.75%, 10/12/10		294	320,460

			677,985
Peru — 0.0%
Republic of Peru, 5.63%, 11/18/50		37	45,233

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	29

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Uruguay — 0.1%
Republic of Uruguay, 5.10%, 6/18/50	USD	75	$78,000
Total Foreign Government Obligations — 1.9%			1,605,031

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.64%, 3/15/39 (b)		104	107,557
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A, 5.42%, 2/12/44 (b)		97	103,753
Total Non-Agency Mortgage-Backed Securities — 0.2%			211,310

Preferred Securities
Capital Trusts
Banks — 2.6%
Bank of America Corp.:
8.00% (b)(c)		95	101,531
8.13% (b)(c)		50	53,937
6.25% (b)(c)		180	182,587
5.20% (b)(c)		260	251,550
Citigroup, Inc., 5.90% (b)(c)		40	40,300
HSBC Holdings PLC, 6.38% (b)(c)		200	205,000
JPMorgan Chase & Co.:
7.90% (b)(c)		224	241,080
6.75% (b)(c)		625	678,125
Wells Fargo & Co.:
5.90% (b)(c)		405	421,706
5.88% (b)(c)		85	89,905

			2,265,721
Capital Markets — 0.9%
Morgan Stanley:
5.45% (b)(c)		100	100,750
5.55% (b)(c)		285	287,850
State Street Capital Trust IV, 1.24%, 6/01/77 (b)		450	380,250

			768,850
Consumer Finance — 0.3%
American Express Co., 4.90% (b)(c)		225	228,263
Diversified Financial Services — 1.0%
General Electric Capital Corp., 6.25% (b)(c)		400	450,000
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(b)		370	389,425

			839,425
Insurance — 1.5%
The Allstate Corp.:
5.75%, 8/15/53 (b)		325	353,844
6.50%, 5/15/67 (b)		100	115,750
American International Group, Inc., 8.18%, 5/15/68 (b)		220	311,971
MetLife, Inc., 6.40%, 12/15/66		372	440,820
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		27	26,325

			1,248,710

Preferred Securities		Par (000)	Value
Oil, Gas & Consumable Fuels — 0.9%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (b)	USD	750	$810,843
Total Capital Trusts — 7.2%			6,161,812

Preferred Stocks		Shares
Banks — 0.7%
Citigroup, Inc., 6.88%		7,880	214,809
Wells Fargo & Co., 5.85% (b)		14,541	385,627

			600,436
Capital Markets — 0.6%
The Goldman Sachs Group, Inc., 5.50% (b)		10,233	257,667
State Street Corp., 5.90%		9,095	248,203

			505,870
Media — 1.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(c)		853,000	904,351
Total Preferred Stocks — 2.4%			2,010,657
Total Preferred Securities — 9.6%			8,172,469

Taxable Municipal Bonds		Par (000)
Dallas/Fort Worth International Airport RB, Series A, 5.00%, 11/01/43	USD	75	81,504
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 5.00%, 10/01/53		35	37,423
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		425	556,011
New Jersey Economic Development Authority RB, 5.38%, 1/01/43		125	139,524
New Jersey Transportation Trust Fund Authority RB, Series AA, 5.00%, 6/15/33		200	210,602
South Carolina State Public Service Authority RB, 5.00%, 12/01/48		125	138,997
State of California GO, 7.55%, 4/01/39		250	390,320
Total Taxable Municipal Bonds — 1.8%			1,554,381

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.5%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23		23	23,577
Series 2011-52, Class KB, 5.50%, 6/25/41		320	372,479
Series 2011-52, Class LB, 5.50%, 6/25/41		320	365,633
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		426	468,582
Ginnie Mae, Series 2006-6, Class C, 4.94%, 2/16/44 (b)		3	3,041

			1,233,312

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 0.3%
Fannie Mae Mortgage-Backed Securities:
2.15%, 2/01/35 (b)	USD	172	$183,710
2.44%, 1/01/35 (b)		37	39,255
7.00%, 1/01/31		1	1,684
Freddie Mac Mortgage-Backed Securities, 7.00%, 12/01/29-4/01/32		5	5,590
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (b)		39	40,434
5.50%, 4/15/33-8/15/33		11	12,270
7.00%, 9/15/31-5/15/32		10	12,510

			295,453
Total U.S. Government Sponsored Agency Securities — 1.8%			1,528,765

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.38%, 5/15/44		120	140,578
3.13%, 8/15/44		185	207,272
3.00%, 11/15/44		275	301,318
2.50%, 2/15/45		125	123,848
U.S. Treasury Notes:
1.75%, 9/30/19		8,600	8,763,953
1.63%, 12/31/19		100	101,273
2.38%, 8/15/24		759	789,004
2.25%, 11/15/24		772	793,858
Total U.S. Treasury Obligations — 13.2%			11,221,104
Total Long-Term Investments
(Cost — $70,305,150) — 85.8%			73,106,781

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)(e)	11,073,817	$11,073,817
Total Short-Term Securities (Cost — $11,073,817) — 13.0%		11,073,817

Options Purchased
(Cost — $722,308) — 0.2%		174,321
Total Investments Before Options Written (Cost — $82,101,275) — 99.0%		84,354,919

Options Written
(Premiums Received — $651,494) — (0.2)%		(153,505)
Total Investments Net of Options Written — 98.8%		84,201,414
Other Assets Less Liabilities — 1.2%		1,038,380

Net Assets — 100.0%		$85,239,794

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,721,402	4,352,415	11,073,817	$1,701

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(12)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2015	USD	1,966,500	$(18,250)
13	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	USD	2,849,031	10,335
2	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	USD	240,422	395
66	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	USD	8,507,813	50,019
42	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2015	USD	7,134,750	153,170
(60)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	14,874,000	(51,248)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	31

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

As of March 31, 2015, financial futures contracts outstanding were as follows: (concluded)

Contracts Long/ (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(24)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	5,915,700	$(22,687)
(29)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	7,137,625	(20,622)
Total						$101,112

•	As of March 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 1-Year Mid-Curve	Put	USD	98.50	6/12/15	79	$2,469
Euro Dollar 90-Day	Put	USD	99.00	12/14/15	78	8,775
Euro Dollar 90-Day	Put	USD	98.00	12/14/15	78	487
Total						$11,731

•	As of March 31, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.05%	Pay	3-month LIBOR	1/08/16	USD	1,750	$40,259
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.50%	Pay	3-month LIBOR	8/07/18	USD	17,200	122,331
Total									$162,590

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.50	12/14/15	156	$(3,900)

•	As of March 31, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.90%	Pay	3-month LIBOR	2/27/17	USD	1,230	$(29,238)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.90%	Receive	3-month LIBOR	2/27/17	USD	1,230	(33,153)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-month LIBOR	8/07/18	USD	34,400	(87,214)
Total									$(149,605)

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.45%[1]	3-month LIBOR	Chicago Mercantile	10/28/18	USD	1,300	$(16,575)
1.50%[1]	3-month LIBOR	Chicago Mercantile	11/30/18	USD	900	(11,725)
1.65%[1]	3-month LIBOR	Chicago Mercantile	11/30/18	USD	300	(5,740)
1.78%[1]	3-month LIBOR	Chicago Mercantile	1/17/19	USD	700	(14,622)
3.03%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	USD	344	(46,076)
3.05%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	USD	344	(46,824)
3.05%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	USD	344	(47,000)
3.06%[1]	3-month LIBOR	Chicago Mercantile	2/15/40	USD	344	(47,970)
2.54%[2]	3-month LIBOR	Chicago Mercantile	1/12/45	USD	700	26,546
Total						$(209,986)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•	As of March 31, 2015, OTC credit default swaps - buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation

Cigna Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	$(15,527)	$(765)	$(14,762)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(22,141)	(11,709)	(10,432)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(22,622)	(4,041)	(18,581)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	805	(19,045)	(9,076)	(9,969)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	805	(18,849)	(9,671)	(9,178)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	2,000	(63,521)	(44,127)	(19,394)
International Business Machines Corp.	1.00%	Citibank N.A.	12/20/18	USD	2,000	(51,387)	(44,127)	(7,260)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	2,000	(59,654)	(42,614)	(17,040)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	2,000	(60,454)	(50,844)	(9,610)
Pitney Bowes, Inc.	1.00%	Credit Suisse International	3/20/19	USD	750	(11,483)	5,350	(16,833)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	800	(13,273)	(2,649)	(10,624)
Yum! Brands, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	1,000	(24,767)	(14,792)	(9,975)
The Western Union Co.	1.00%	Credit Suisse International	6/20/20	USD	2,000	37,447	43,441	(5,994)

Total						$(345,276)	$(185,624)	$(159,652)

•	As of March 31, 2015, OTC credit default swaps - sold protection outstanding were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD	575	7,277	$41,193	$(33,916)
Anadarko Petroleum Corp.	1.00%	Credit Suisse International	6/20/17	BBB	USD	780	10,086	(17,447)	27,533
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	975	22,012	2,030	19,982
WellPoint, Inc.	1.00%	Citibank N.A.	9/20/17	Not Rated	USD	675	14,058	(3,206)	17,264
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	A-	USD	800	15,734	4,777	10,957

Total							$69,167	$27,347	$41,820

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	33

Schedule of Investments (concluded)	BlackRock Investment Grade Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$776,465	—	$776,465
Corporate Bonds.	—	46,168,594	—	46,168,594
Foreign Agency Obligations	—	1,868,662	—	1,868,662
Foreign Government Obligations	—	1,605,031	—	1,605,031
Non-Agency Mortgage-Backed Securities	—	211,310	—	211,310
Preferred Securities	$1,106,306	7,066,163	—	8,172,469
Taxable Municipal Bonds	—	1,554,381	—	1,554,381
U.S. Government Sponsored Agency Securities	—	1,528,765	—	1,528,765
U.S. Treasury Obligations	—	11,221,104	—	11,221,104
Short-Term Securities	11,073,817	—	—	11,073,817
Options Purchased:
Interest Rate Contracts	11,731	162,590	—	174,321

Total	$12,191,854	$72,163,065	—	$84,354,919

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$75,736	—	$75,736
Interest rate contracts	$213,919	26,546	—	240,465
Liabilities:
Credit contracts	—	(193,568)	—	(193,568)
Interest rate contracts	(116,707)	(386,137)	—	(502,844)

Total	$97,212	$(477,423)	—	$(380,211)

[1]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

The Fund may hold assets in which the fair value approximates the carrying amount or fair value, including accrued interest for financial statement purposes. As of March 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$247	—	—	$247
Cash pledged for financial futures contracts	195,000	—	—	195,000
Cash pledged for centrally cleared swaps	100,000	—	—	100,000
Liabilities:
Bank overdraft	—	$(3,416)	—	(3,416)

Total	$295,247	$(3,416)	—	$291,831

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ALM VII Ltd., Series 2013-7RA, Class C, 3.72%, 4/24/24	USD	500	$490,782
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.30%, 4/17/25		500	458,284
CIFC Funding Ltd., Series 2013-2A, Class B1L, 3.86%, 4/21/25		750	723,903
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.13%, 7/15/25		250	243,738
Total Asset-Backed Securities — 0.7%			1,916,707

Common Stocks		Shares
Hotels, Restaurants & Leisure — 0.1%
Amaya, Inc.(c)		11,561	271,100
Media — 0.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning)		1,169	26,193
Total Common Stocks — 0.1%			297,293

Corporate Bonds		Par (000)
Aerospace & Defense — 0.1%
Bombardier, Inc., 7.50%, 3/15/25 (a)	USD	64	63,160
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		87	90,697

			153,857
Airlines — 0.5%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		109	114,118
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		121	118,504
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		565	573,475
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		190	200,450
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		317	329,982

			1,336,529
Auto Components — 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		765	779,344
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)		30	31,725

			811,069
Automobiles — 0.5%
FCA U.S. Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19		582	610,373
General Motors Co.:
4.88%, 10/02/23		245	265,265
6.25%, 10/02/43		155	189,885
5.20%, 4/01/45		290	314,747

			1,380,270
Building Products — 0.1%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		106	106,795
Masonite International Corp., 5.63%, 3/15/23 (a)		129	132,225
USG Corp., 9.75%, 1/15/18		120	138,900

			377,920

Corporate Bonds		Par (000)	Value
Capital Markets — 0.1%
American Capital, Ltd., 6.50%, 9/15/18 (a)	USD	195	$203,287
Chemicals — 0.1%
Perstorp Holding AB, 8.75%, 5/15/17 (a)		200	207,000
Commercial Services & Supplies — 0.3%
Acosta, Inc., 7.75%, 10/01/22 (a)		225	232,594
The Hertz Corp.:
4.25%, 4/01/18		52	52,390
7.38%, 1/15/21		5	5,250
Laureate Education, Inc., 10.00%, 9/01/19 (a)		76	71,820
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		600	594,000

			956,054
Communications Equipment — 0.2%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20 (a)		400	426,000
CommScope, Inc.:
5.00%, 6/15/21 (a)		66	65,917
5.50%, 6/15/24 (a)		68	68,000
Hughes Satellite Systems Corp., 6.50%, 6/15/19		50	54,250

			614,167
Computer Services — 0.0%
SunGard Data Systems, Inc., 6.63%, 11/01/19		70	72,100
Construction & Engineering — 0.3%
Abengoa Greenfield SA, 6.50%, 10/01/19 (a)		267	245,640
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		44	41,250
Modular Space Corp., 10.25%, 1/31/19 (a)		556	442,020

			728,910
Consumer Finance — 0.9%
Ally Financial, Inc., 4.63%, 3/30/25		2,518	2,480,230
Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (a)		200	196,500
4.25%, 1/15/22	EUR	100	109,675
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75%, 10/15/20	USD	1,535	1,586,806

			1,892,981
Diversified Financial Services — 0.0%
MSCI, Inc., 5.25%, 11/15/24 (a)		107	110,611
Diversified Telecommunication Services — 0.8%
Altice Financing SA:
6.50%, 1/15/22 (a)		655	672,194
6.63%, 2/15/23 (a)		200	206,000
Avaya, Inc., 7.00%, 4/01/19 (a)		104	103,220
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		110	103,813
Level 3 Communications, Inc., 8.88%, 6/01/19		60	63,150
Level 3 Financing, Inc.:
3.83%, 1/15/18 (b)		126	126,945
8.13%, 7/01/19		410	431,013
6.13%, 1/15/21		358	375,453

			2,081,788
Electric Utilities — 0.1%
Homer City Generation LP:
8.14% (8.14% Cash or 8.637% PIK), 10/01/19 (d)		62	62,872

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	35

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
8.73% (8.73% Cash or 9.23% PIK), 10/01/26 (d)	USD	221	$225,576

			288,448
Electrical Equipment — 0.1%
Sensata Technologies BV, 5.00%, 10/01/25 (a)		341	345,689
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		95	101,978
5.00%, 9/01/23		101	102,515

			204,493
Energy Equipment & Services — 0.0%
Pacific Drilling SA, 5.38%, 6/01/20 (a)		51	40,800
Seventy Seven Energy, Inc., 6.50%, 7/15/22		83	37,765

			78,565
Food & Staples Retailing — 0.2%
Rite Aid Corp., 6.13%, 4/01/23 (a)		661	677,525
Health Care Equipment & Supplies — 0.2%
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		279	292,253
Hologic, Inc., 6.25%, 8/01/20		197	204,387

			496,640
Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22		370	370,463
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		560	577,500
6.88%, 2/01/22		100	106,875
HCA, Inc.:
6.50%, 2/15/20		710	799,460
5.88%, 3/15/22		805	891,288
4.75%, 5/01/23		20	20,750
5.00%, 3/15/24		650	689,000
5.38%, 2/01/25		242	253,797
HealthSouth Corp., 5.75%, 11/01/24		69	71,760
Tenet Healthcare Corp.:
6.25%, 11/01/18		136	147,390
4.38%, 10/01/21		140	136,850
8.13%, 4/01/22		260	286,650

			4,351,783
Hotels, Restaurants & Leisure — 0.0%
ARAMARK Services, Inc., 5.75%, 3/15/20		60	62,700
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		67	69,429

			132,129
Household Durables — 0.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18		80	83,000
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		155	162,750
Shea Homes LP/Shea Homes Funding Corp.:
5.88%, 4/01/23 (a)		204	207,570
6.13%, 4/01/25 (a)		206	207,545
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19 (a)		160	156,200
5.88%, 6/15/24 (a)		110	107,525

			924,590
Household Products — 0.2%
Spectrum Brands, Inc., 6.63%, 11/15/22		580	620,600
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp.:
5.88%, 1/15/24 (a)		93	100,487

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (concluded)
5.50%, 2/01/24	USD	215	$216,881
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/01/19 (a)		260	269,100
Mirant Mid-Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		108	113,560
NRG Energy, Inc., 6.25%, 7/15/22		94	96,585

			796,613
Insurance — 0.1%
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		27	28,485
Genworth Holdings, Inc., 4.80%, 2/15/24		85	71,506
HUB International Ltd., 7.88%, 10/01/21 (a)		82	84,050

			184,041
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/01/23 (a)		206	207,030
Machinery — 0.2%
Schaeffler Holding Finance BV:
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (a)(d)		200	211,500
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(d)		251	271,080

			482,580
Media — 2.5%
Altice SA:
7.75%, 5/15/22 (a)		302	307,096
7.63%, 2/15/25 (a)		200	200,375
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 2/15/23		100	101,000
CCOH Safari LLC:
5.50%, 12/01/22		334	341,515
5.75%, 12/01/24		670	690,100
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		36	35,100
Gannett Co., Inc.:
5.13%, 10/15/19		40	41,900
5.13%, 7/15/20		44	45,870
6.38%, 10/15/23		61	66,185
Gray Television, Inc., 7.50%, 10/01/20		87	91,567
iHeartCommunications, Inc.:
9.00%, 12/15/19		425	420,750
9.00%, 3/01/21		624	597,480
9.00%, 9/15/22		260	248,300
LIN Television Corp., 5.88%, 11/15/22 (a)		104	106,080
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		34	36,210
MDC Partners, Inc., 6.75%, 4/01/20 (a)		80	84,300
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		45	46,800
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		110	110,687
Numericable-SFR SAS, 6.00%, 5/15/22 (a)		800	810,000
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 2/15/24 (a)		43	45,043
Sirius XM Radio, Inc., 5.38%, 4/15/25 (a)		167	167,835
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/01/19 (a)		168	179,064
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		385	402,825
Univision Communications, Inc.:
7.88%, 11/01/20 (a)		225	240,187

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
5.13%, 5/15/23 (a)	USD	1,055	$1,070,825
5.13%, 2/15/25 (a)		370	377,863

			6,864,957
Metals & Mining — 0.7%
Constellium NV, 4.63%, 5/15/21	EUR	100	101,557
Novelis, Inc., 8.75%, 12/15/20	USD	150	160,687
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		1,600	1,708,000

			1,970,244
Multiline Retail — 0.3%
Family Tree Escrow LLC:
5.75%, 3/01/20 (a)		62	64,945
5.75%, 3/01/23 (a)		596	627,290

			692,235
Oil, Gas & Consumable Fuels — 2.5%
Antero Resources Corp., 5.38%, 11/01/21		158	153,260
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		14	13,615
California Resources Corp., 6.00%, 11/15/24 (a)		328	287,820
Cimarex Energy Co., 4.38%, 6/01/24		64	63,520
CONSOL Energy, Inc., 5.88%, 4/15/22		485	438,925
Energy Transfer Equity LP, 5.88%, 1/15/24		430	453,650
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		405	415,125
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (a)		174	163,560
Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20		812	692,230
MEG Energy Corp., 6.50%, 3/15/21 (a)		650	601,250
Newfield Exploration Co., 5.38%, 1/01/26		103	104,043
NGPL PipeCo LLC, 9.63%, 6/01/19 (a)		125	123,750
Precision Drilling Corp., 5.25%, 11/15/24 (a)		165	137,775
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22		84	82,740
RSP Permian, Inc., 6.63%, 10/01/22 (a)		125	125,625
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		193	192,517
5.75%, 5/15/24		1,487	1,494,435
5.63%, 3/01/25 (a)		427	422,196
Sabine Pass LNG LP, 7.50%, 11/30/16		455	483,437
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		117	121,680
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (a)		229	237,015
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)		100	90,250

			6,898,418
Pharmaceuticals — 1.3%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(d)		32	32,520
Endo Finance LLC & Endo Finco, Inc., 7.00%, 12/15/20 (a)		47	48,997
Endo Finance LLC/Endo Ltd./Endo Finco., Inc., 6.00%, 2/01/25 (a)		273	281,190
Valeant Pharmaceuticals International, 6.38%, 10/15/20 (a)		85	88,294
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		167	175,976
5.50%, 3/01/23 (a)		177	178,327
VRX Escrow Corp.:
5.38%, 3/15/20 (a)		364	367,185

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
5.88%, 5/15/23 (a)	USD	1,270	$1,301,750
6.13%, 4/15/25 (a)		966	999,810

			3,474,049
Real Estate Investment Trusts (REITs) — 0.3%
Felcor Lodging LP:
6.75%, 6/01/19		170	176,375
5.63%, 3/01/23		460	474,950
The GEO Group, Inc., 5.88%, 1/15/22		70	73,850
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		73	75,007

			800,182
Real Estate Management & Development — 0.2%
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		50	53,500
Realogy Group LLC, 7.63%, 1/15/20 (a)		565	608,081

			661,581
Road & Rail — 0.1%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		335	337,513
Semiconductors & Semiconductor Equipment — 0.1%
Micron Technology, Inc., 5.50%, 2/01/25 (a)		200	201,500
Software — 1.1%
First Data Corp.:
7.38%, 6/15/19 (a)		953	995,885
6.75%, 11/01/20 (a)		116	123,540
8.25%, 1/15/21 (a)		1,400	1,498,000
Infor U.S., Inc., 6.50%, 5/15/22 (a)		412	422,300

			3,039,725
Thrifts & Mortgage Finance — 0.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	194,000
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		45	46,800

			240,800
Trading Companies & Distributors — 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21 (a)		150	159,187
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		255	271,575
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		763	785,890
HD Supply, Inc.:
11.00%, 4/15/20		789	895,515
7.50%, 7/15/20		179	191,530
International Lease Finance Corp.:
4.63%, 4/15/21		60	62,100
5.88%, 8/15/22		50	55,500
United Rentals North America, Inc.:
5.75%, 7/15/18		125	130,313
4.63%, 7/15/23		706	713,943
5.75%, 11/15/24		279	288,067

			3,553,620
Wireless Telecommunication Services — 1.0%
Digicel Group Ltd., 8.25%, 9/30/20 (a)		750	751,125
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		850	975,375
Sprint Corp.:
7.88%, 9/15/23		415	423,300

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	37

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
7.13%, 6/15/24	USD	15	$14,625
T-Mobile USA, Inc.:
6.13%, 1/15/22		16	16,500
6.00%, 3/01/23		164	168,049
6.38%, 3/01/25		520	536,588

			2,885,562
Total Corporate Bonds — 19.9%			54,817,885

Floating Rate Loan Interests (b)
Advertising — 0.1%
Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18		302	285,673
Aerospace & Defense — 0.9%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		778	783,559
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		917	850,703
TASC, Inc., Second Lien Term Loan, 12.00%, 5/21/21		300	315,750
TransDigm, Inc.:
Tranche B Term Loan, 3.50%, 2/14/17		176	175,730
Tranche C Term Loan, 3.75%, 2/28/20		127	126,774
Tranche D Term Loan, 3.75%, 6/04/21		199	197,914

			2,450,430
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		253	236,736
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		264	247,153
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		46	42,612
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		365	340,899

			867,400
Airlines — 0.2%
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		146	145,691
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 1.63%, 9/10/18		20	18,941
Term Loan B757-200 (N554), 1.63%, 9/10/18		20	18,941
Term Loan B757-300 (N550), 1.63%, 3/10/17		20	18,941
Term Loan B757-300 (N583), 2.25%, 3/10/17		18	17,767
Term Loan B757-300 (N584), 2.25%, 3/10/17		19	18,200
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		193	192,357

			430,838
Auto Components — 0.3%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/27/20		106	105,609
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		342	340,696

Floating Rate Loan Interests (b)		Par (000)	Value
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19	USD	208	$210,092
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		153	150,608

			807,005
Beverages — 0.3%
Blue Ribbon LLC, Initial Term Loan (First Lien), 5.75%, 11/15/21		739	742,301
Biotechnology — 0.3%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.18%, 2/27/21		773	772,197
Ikaria, Inc., Initial Term Loan (First Lien), 5.00%, 2/12/21		64	64,107

			836,304
Building Products — 2.1%
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		467	463,860
CPG International, Inc., Term Loan, 4.75%, 9/30/20		2,096	2,059,915
Jeld-Wen, Inc. (Onex BP Finance LP), Initial Loan, 5.25%, 10/15/21		943	946,549
Nortek, Inc., Loan, 3.50%, 10/30/20		223	221,470
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		871	861,965
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		926	923,092
Tranche B Term Loan, 4.00%, 10/31/19		202	201,806

			5,678,657
Capital Markets — 0.7%
American Capital Ltd. (FKA American Capital
Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		212	211,155
AssuredPartners Capital, Inc., Initial Term Loan (First Lien), 5.00%, 4/02/21		762	759,460
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		370	370,925
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		642	642,947

			1,984,487
Chemicals — 2.2%
Allnex (Luxembourg) & Cy SCA, Tranche B-1 Term Loan, 4.50%, 10/03/19		113	113,317
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		59	58,795
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		370	314,095
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		949	942,469
Chromaflo Technologies Corp. (Chromaflo Technologies Finance BV):
Term B Loan (First Lien), 4.50%, 12/02/19		227	224,854
Term B Loan (Second Lien), 8.25%, 6/02/20		120	117,600
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 3.75%, 5/04/18		391	387,795
Kronos Worldwide, Inc., Initial Term Loan, 4.75%, 2/18/20		149	148,871

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (concluded)
Macdermid, Inc. (Platform Specialty Products Co.):
Tranche B Term Loan (First Lien), 4.50%, 6/07/20	USD	706	$708,491
Tranche B-2 Term Loan, 4.75%, 6/07/20		769	773,163
Minerals Technologies, Inc., Initial Term Loan, 4.00%, 5/07/21		687	689,209
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		300	277,500
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		484	469,359
Road Infrastructure Investment LLC:
Term Loan (First Lien 2014), 4.25%, 3/31/21		391	383,718
Term Loan (Second Lien 2014), 7.75%, 9/30/21		325	292,500
Royal Adhesives and Sealants LLC, Term B Loan (First Lien), 5.50%, 7/31/18		140	140,300
Univar, Inc., Term B Loan, 5.00%, 6/30/17		96	96,212

			6,138,248
Commercial Services & Supplies — 3.0%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		625	617,636
Allied Security Holdings LLC:
Closing Date Term Loan (First Lien), 4.25%, 2/12/21		939	938,164
Closing Date Term Loan (Second Lien), 8.00%, 8/13/21		495	491,497
Aramark Corp.:
U.S. Term E Loan, 3.25%, 9/06/19		485	485,504
U.S. Term F Loan, 3.25%, 2/24/21		585	583,583
Dealer Tire LLC, Initial Term Loan, 5.50%, 12/22/21		367	371,647
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		48	47,520
Replacement Term Loan (First Lien), 4.25% - 5.50%, 11/01/19		123	123,230
Intertrust Group BV, Facility 2 (Second Lien), 7.28%, 4/15/22		375	373,283
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		265	251,029
KAR Auction Services, Inc., Tranche B-2 Term Loan, 3.50%, 3/11/21		118	117,803
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		113	112,281
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		392	380,923
Packers Holdings LLC, Initial Term Loan, 5.00%, 12/02/21		499	501,867
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		1,817	1,809,153
W3 Co.:
Term Loan (First Lien), 5.75%, 3/13/20		132	112,455
Term Loan (Second Lien), 9.25%, 9/13/20		55	49,925
Waste Industries USA, Inc., Initial Term Loan, 4.25%, 2/27/20		446	447,162
West Corp., Term B-10 Loan, 3.25%, 6/30/18		344	342,814

			8,157,476
Communications Equipment — 0.1%
Riverbed Technology, Inc., Term Loan B, 5.00%, 2/25/22		265	267,385

Floating Rate Loan Interests (b)		Par (000)	Value
Construction & Engineering — 0.5%
Aecom Technology Corp., Term B Commitment, 3.75%, 10/15/21	USD	499	$502,984
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		512	497,064
Stonewall Gas Gathering LLC, Loan, 8.75%, 1/28/22		400	401,000

			1,401,048
Construction Materials — 0.5%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.25%, 8/30/20		55	55,470
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		187	187,105
Initial Dollar Term B-2 Loan, 4.25%, 8/30/20		19	18,741
Headwaters, Inc., Term B Loan, 3.50%, 3/24/22		331	331,940
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		412	413,959
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/13/22		265	264,866

			1,272,081
Containers & Packaging — 0.5%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		429	429,989
Berry Plastics Corp.:
Term D Loan, 3.50%, 2/08/20		202	200,985
Term E Loan, 3.75%, 1/06/21		462	461,677
BWay Intermediate Company, Inc., Initial Term Loan, 5.50%, 8/14/20		367	370,438

			1,463,089
Distributors — 0.5%
American Tire Distributors, Inc.:
New 2014 Initial Term Loan, 7.00%, 6/01/18		332	331,756
Term Loan B, 5.25%, 9/24/21		350	351,313
Autoparts Holdings Ltd., Term Loan, 6.50%, 7/29/17		443	440,987
Fram Group Holdings, Inc./Prestone Holdings, Inc., Loan (Second Lien), 10.50%, 1/29/18		326	314,651
VWR Funding, Inc., Amendment No. 2 Dollar Term Loan, 3.43%, 4/03/17		27	26,483

			1,465,190
Diversified Consumer Services — 1.4%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.):
Term B Loan, 4.00% - 5.25%, 1/30/20		1,160	1,162,624
Term B-1 Loan, 4.50% - 5.75%, 1/30/20		60	59,925
The Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		2,463	2,451,180
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 4/02/20		155	82,466

			3,756,195
Diversified Telecommunication Services — 4.1%
Avaya, Inc., Term B-3 Loan, 4.68%, 10/26/17		165	162,603
Consolidated Communications, Inc., Initial Term Loan, 4.25%, 12/23/20		1,192	1,195,049
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		171	170,864

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	39

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services (concluded)
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20	USD	270	$267,808
Term B Loan, 5.25%, 2/22/19		560	558,742
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		2,378	2,368,129
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		2,005	2,008,348
Tranche B 2022 Term Loan, 4.50%, 1/31/22		1,680	1,687,879
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		230	230,721
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		974	969,815
Virgin Media Investment Holdings Ltd., E Facility, 4.25%, 6/30/23	GBP	270	400,849
Ziggo BV:
Term Loan B1 Facility, 3.50%, 1/15/22	USD	507	504,044
Term Loan B2, 3.25% - 3.50%, 1/15/22		331	329,221
Term Loan B3, 3.50%, 1/15/22		545	541,450

			11,395,522
Electric Utilities — 1.1%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		1,631	1,636,318
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 6.50%, 11/13/21		425	427,125
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.66%, 10/10/17		1,520	911,620

			2,975,063
Electronic Equipment, Instruments & Components — 0.6%
Dell International LLC, Term B Loan, 4.50%, 4/29/20		1,559	1,568,608
Energy Equipment & Services — 0.4%
American Energy - Marcellus LLC, Initial Loan (First Lien), 5.25%, 8/04/20		317	267,975
Drillships Financing Holding, Inc. (Ocean Rig),
Tranche B-1 Term Loan, 6.00%, 3/31/21		1,047	796,640
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		23	12,984
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/21		65	56,249

			1,133,848
Food & Staples Retailing — 1.4%
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		210	208,251
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		1,533	1,532,632
New Albertson’s, Inc., Term B Loan, 4.75%, 6/27/21		413	413,957
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan (Second Lien), 6.25%, 11/14/19		652	652,930
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		215	217,150
Tranche 2 Term Loan (Second Lien), 3.88%, 6/21/21		590	590,360
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19		201	201,331

			3,816,611

Floating Rate Loan Interests (b)		Par (000)	Value
Food Products — 1.2%
Diamond Foods, Inc., Loan, 4.25%, 8/20/18	USD	1,007	$1,005,529
Dole Food Co., Inc., Tranche B Term Loan, 4.50%, 11/01/18		846	847,900
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		397	399,152
Pinnacle Foods Finance LLC, Tranche H Term Loan, 3.00%, 4/29/20		384	382,421
Post Holdings, Inc., Series A Incremental Term Loan, 3.00%, 6/02/21		349	349,655
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 7.75%, 5/01/19		294	257,250
Term B Loan (Second Lien), 10.75%, 11/01/19		200	152,000

			3,393,907
Gas Utilities — 0.2%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21		469	452,416
Health Care Equipment & Supplies — 2.1%
Amedisys, Inc. (Amedisys Holding LLC), Initial Term Loan (Second Lien), 8.50%, 7/28/20		460	448,500
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B2 (USD), 5.50%, 1/17/22		495	500,881
Biomet, Inc., Dollar Term B-2 Loan, 3.67%, 7/25/17		558	557,180
ConvaTec, Inc., Dollar Term Loan, 4.00%, 12/22/16		232	232,485
DJO Finance LLC (ReAble Therapeutics Finance LLC), New Tranche B Term Loan, 4.25%, 9/15/17		1,745	1,748,200
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		682	684,308
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		624	621,754
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		931	921,405

			5,714,713
Health Care Providers & Services — 6.5%
Acadia Healthcare Co., Inc., Tranche B Term Loan, 4.25%, 2/11/22		112	112,744
AmSurg Corp., Initial Term Loan, 3.75%, 7/16/21		1,120	1,121,209
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		59	59,147
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.25%, 11/19/19		401	401,541
CHS/Community Health Systems, Inc.:
2021 Term D Loan, 4.25%, 1/27/21		2,565	2,576,604
Incremental 2018 Term F Loans, 3.43%, 12/31/18		585	585,150
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.50%, 2/07/22		650	651,352
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		2,349	2,352,476
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		627	627,490
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		366	367,430
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		151	153,857
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		1,108	1,109,671

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
Millennium Health LLC (FKA Millennium Laboratories LLC), Tranche B Term Loan, 5.25%, 4/16/21	USD	868	$873,596
MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%, 3/31/21		792	789,293
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21		467	465,452
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		367	367,278
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		990	992,891
Tenet Healthcare Corp., Term Loan, 4.50%, 3/22/16		1,100	1,094,500
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		503	502,359
U.S. Renal Care, Inc., Tranche B-2 Term Loan (First Lien), 4.25%, 7/03/19		1,097	1,098,126
Valeant Pharmaceuticals International, Inc., Series F-2 Tranche B Delayed Draw, 3.25%, 3/11/22		1,488	1,494,548

			17,796,714
Health Care Technology — 0.4%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		668	665,283
MedAssets, Inc., Term B Loan, 4.00%, 12/13/19		339	338,059

			1,003,342
Hotels, Restaurants & Leisure — 6.2%
Amaya Holdings BV, Initial Term B Loan (Second Lien), 8.00%, 8/01/22		1,130	1,126,169
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Horton’s), Term B Loan, 4.50%, 12/10/21		2,433	2,456,294
Bass Pro Group LLC, New Term Loan, 3.75% - 5.25%, 11/20/19		439	437,527
Boyd Gaming Corp., Term B Loan, 3.00%, 8/14/20		663	663,771
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		1,679	1,587,909
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.50%, 8/06/21		450	450,702
Centaur Acquisition LLC, Term Loan (Second Lien), 8.75%, 2/20/20		415	418,113
Dave & Buster’s, Inc., Term Loan, 4.25%, 7/27/20		358	358,930
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		691	694,084
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 5.00%, 1/31/20		461	462,652
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		632	632,538
Intrawest Operations Group LLC, Initial Term Loan, 5.50%, 12/09/20		331	332,778
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		1,340	1,343,239
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		616	613,645
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		313	313,029
Scientific Games International, Inc.:
Initial Term B-2 Loan, 6.00%, 10/01/21		299	299,750
Initial Term Loan, 6.00%, 10/18/20		545	546,704
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B3, 4.00%, 5/14/20		290	289,095
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		1,742	1,745,093

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 5.75%, 9/02/21	USD	1,787	$1,802,163
Twin River Management Group, Inc. (FKA BLB Management Services, Inc.), Closing Date Term Loan, 5.25%, 7/10/20		363	363,008

			16,937,193
Independent Power and Renewable Electricity Producers — 1.6%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20		54	53,579
Calpine Corp.:
Delayed Term Loan, 4.00%, 10/31/20		744	745,402
Term Loan (10/12), 4.00%, 10/09/19		279	278,956
Term Loan (3/11), 4.00%, 4/01/18		688	689,330
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		1,240	1,241,323
Exgen Texas Power LLC, Term Loan, 5.75%, 9/18/21		383	384,404
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.00%, 12/17/21		396	400,977
Term C Loan (First Lien), 5.00%, 12/17/21		17	17,687
Panda Temple Power II LLC, Construction Term Loan Advance, 7.25%, 4/03/19		200	195,000
TPF II Power LLC (TPF II Covert Midco LLC), Term Loan, 5.50%, 10/02/21		404	408,532

			4,415,190
Insurance — 1.1%
Alliant Holdings I LLC:
2015-2 New Term Loan, 5.00%, 12/20/19		95	94,943
Initial Term Loan, 5.00%, 12/20/19		399	400,211
AmWINS Group LLC, New Term Loan (First Lien), 5.25%, 9/06/19		648	653,207
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 3.00%, 9/28/16		43	42,603
Tranche B-2 Term Loan, 3.75%, 9/28/18		115	114,363
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.), Term Loan (First Lien), 5.00%, 4/16/20		152	143,531
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22		560	544,600
Initial Term Loan (First Lien), 3.75%, 3/01/21		545	537,558
York Risk Services Holding Corp. (Onex York Finance LP), Term Loan, 4.75%, 10/01/21		430	428,572

			2,959,588
Internet & Catalog Retail — 0.2%
Leonardo Acquisition Corp. (AKA 1-800 Contacts), Term Loan (First Lien), 4.25%, 1/29/21		673	670,441
Internet Software & Services — 1.6%
Amaya Holdings BV, Initial Term B Loan (First Lien), 5.00%, 8/01/21		333	329,992
DealerTrack Technologies, Inc., Term Loan, 3.25%, 2/28/21		618	615,573
Go Daddy Operating Co. LLC, Initial Term Loan, 4.75%, 5/13/21		854	857,028
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		2,700	2,702,619

			4,505,212
IT Services — 0.9%
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.50%, 4/17/20		93	91,646

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	41

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
IT Services (concluded)
IG Investments Holdings LLC, Extended Tranche B Term Loan, 6.00%, 10/31/21	USD	738	$737,702
Sungard Availability Services Capital, Inc., Tranche B Term Loan, 6.00%, 3/29/19		181	158,447
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche C Term Loan, 3.93%, 2/28/17		285	285,000
Tyche Holdings LLC (AKA TransFirst, Inc.):
Loan (Second Lien), 9.00%, 11/11/22		297	296,911
Term Loan (First Lien), 5.50%, 11/12/21		481	483,877
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.75%, 6/13/21		323	323,671

			2,377,254
Leisure Products — 0.2%
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		375	372,984
Performance Sports Group Ltd. (FKA Bauer Performance Sports Ltd.), Initial Term Loan, 4.00%, 4/15/21		312	309,565

			682,549
Life Sciences Tools & Services — 0.5%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), Initial Dollar Term Loan, 3.25%, 3/11/21		575	571,947
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		599	598,455
Quintiles Transnational Corp., Term B-3 Loan, 3.75%, 6/08/18		314	314,194

			1,484,596
Machinery — 2.7%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		1,009	954,883
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.25%, 12/10/18		365	365,265
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19		415	414,639
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		90	83,250
Filtration Group Corp., Term Loan (First Lien), 4.50%, 11/20/20		193	193,602
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		628	622,412
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		2,458	2,447,593
Mueller Water Products, Inc., Initial Loan, 4.00%, 11/25/21		229	230,377
Onex Wizard Acquisition Co. II SCA, Initial Dollar Term Loan, 5.25%, 3/11/22		615	619,994
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		890	889,241
Schaeffler AG (FKA named INA Beteiligungsge-sellschaft mit beschränkter Haftung), Facility B-USD, 4.25%, 5/15/20		460	462,939
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		128	127,872

			7,412,067
Media — 7.3%
Acosta Holdco, Inc., Initial Term Loan, 5.00%, 9/26/21		595	600,486
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		388	387,511
Term Loan (Second Lien), 7.50%, 7/25/22		695	694,854

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
AMC Entertainment, Inc., Initial Term Loan, 3.50%, 4/30/20	USD	274	$273,909
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		2,106	2,112,336
Charter Communications Operating LLC (AKA CCO Safari LLC), Term G Loan, 4.25%, 9/10/21		2,010	2,025,638
Creative Artists Agency LLC, Initial Term Loan, 5.50%, 12/17/21		559	564,186
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.93%, 1/30/19		1,849	1,755,808
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		1,835	1,842,340
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		460	457,415
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		108	108,079
MCC Iowa LLC, Tranche H Term Loan, 3.25%, 1/29/21		719	711,832
Media General, Inc., Term B Loan, 4.25%, 7/31/20		766	769,485
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		956	957,814
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20		827	828,640
Salem Communications Corp., Term Loan, 4.50%, 3/13/20		123	122,375
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		1,395	1,395,112
Univision Communications, Inc., Replacement First Lien Term Loan, 4.00%, 3/01/20		2,050	2,045,465
UPC Financing Partnership, Facility AH, 3.25%, 6/30/21		275	273,243
Virgin Media Investment Holdings Ltd., B Facility, 3.50%, 6/07/20		500	499,128
WideOpenWest Finance LLC:
Term B Loan, 4.75%, 4/01/19		1,402	1,402,668
Term B-1 Loan 2013, 3.75%, 7/17/17		260	258,691

			20,087,015
Metals & Mining — 1.0%
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		1,350	1,348,048
Reynolds Group Holdings, Inc., Incremental U.S.
Term Loan, 4.50%, 12/01/18		1,351	1,356,101

			2,704,149
Multiline Retail — 0.6%
Dollar Tree, Inc., Initial Term B Loan, 4.25%, 3/09/22		850	858,619
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		637	621,890
Hudson’s Bay Co., Initial Term Loan (First Lien), 4.75%, 11/04/20		114	113,864

			1,594,373
Multi-Utilities — 0.0%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		45	43,763
Oil, Gas & Consumable Fuels — 2.2%
American Energy - Utica LLC:
Incremental Tranche 1 Loan (Second Lien), 11.00%, 9/30/18		86	78,274
Incremental Tranche 2 (Second Lien), 11.00%, 9/30/18		86	78,285
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		593	456,736

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/15/20	USD	812	$783,504
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		429	426,424
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-3 Loan, 3.50%, 5/24/18		1,292	1,242,428
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.38%, 9/30/20		180	131,272
Closing Date Loan, 3.88%, 9/28/18		104	97,236
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		1,448	1,385,261
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20		123	110,391
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		283	275,437
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21		228	215,720
Veresen Midstream LP, Term Loan B, 5.00%, 4/01/22		735	733,714

			6,014,682
Personal Products — 0.1%
NBTY, Inc., Term B-2 Loan, 3.50%, 10/01/17		150	147,937
Prestige Brands, Inc., Term B-2 Loan, 4.50%, 9/03/21		188	188,199

			336,136
Pharmaceuticals — 2.7%
Akorn, Inc., Loan, 4.50%, 4/16/21		507	509,038
Amneal Pharmaceuticals LLC, Term Loan B, 5.00% - 6.25%, 11/01/19		285	286,064
Capsugel Holdings U.S., Inc., Initial Term Loan, 2.50%, 8/01/18		169	169,152
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		1,227	1,231,668
Endo Luxembourg Finance Co. I S.à r.l., 2014 Term B Loan, 3.25%, 3/01/21		94	93,553
Envision Acquisition Co. LLC, Initial Term Loan (First Lien), 5.75%, 11/04/20		236	236,549
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		1,205	1,202,625
Salix Pharmaceuticals Ltd., Term Loan, 5.50%, 1/02/20		740	740,132
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 3.03%, 12/11/19		149	149,239
Series D2 Term Loan B, 3.50%, 2/13/19		140	140,257
Series E1 Tranche B Term Loan, 3.50%, 8/05/20		857	856,632
Series F-1 Tranche B Term Facility, 3.25%, 3/11/22		1,943	1,951,215

			7,566,124
Professional Services — 1.9%
Connolly Intermediate, Inc.:
Initial Term Loan (First Lien), 5.00%, 5/14/21		868	872,241
Initial Term Loan (Second Lien), 8.00%, 5/13/22		600	595,500
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		454	454,250
Koosharem LLC, Term Loan, 7.50%, 5/15/20		670	662,128
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		287	286,262

Floating Rate Loan Interests (b)		Par (000)	Value
Professional Services (concluded)
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21	USD	74	$74,436
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21		2,424	2,422,476

			5,367,293
Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, Tranche B Term Loan, 3.75%, 1/15/21		184	184,262
Real Estate Management & Development — 1.4%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20		618	620,088
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.), Initial Term Loan(First Lien), 5.50%, 11/04/21		796	799,745
FCA U.S. LLC (FKA Chrysler Group LLC), Term Loan B, 2.75%, 5/24/17		1,332	1,331,262
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.03% - 4.40%, 10/10/16		9	8,529
Initial Term B Loan 2014, 3.75%, 3/05/20		1,192	1,190,069

			3,949,693
Road & Rail — 0.7%
The Hertz Corp.:
Tranche B-1 Term Loan, 4.00%, 3/11/18		593	592,740
Tranche B-2 Term Loan, 3.50%, 3/11/18		846	841,937
PODS LLC, Initial Term Loan (First Lien), 5.25%, 2/02/22		400	402,500
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		147	146,265

			1,983,442
Semiconductors & Semiconductor Equipment — 1.5%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		1,395	1,396,588
Freescale Semiconductor, Inc.:
Tranche B4 Term Loan, 4.25%, 2/28/20		1,250	1,252,070
Tranche B5 Term Loan, 5.00%, 1/15/21		1,435	1,441,105

			4,089,763
Software — 3.7%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25% - 5.50%, 1/25/21		868	867,184
Initial Term Loan (Second Lien), 7.50%, 1/24/22		100	99,656
First Data Corp.:
2017 Second New Dollar Term Loan, 3.50%, 3/24/17		650	649,597
2018 New Dollar Term Loan, 3.67%, 3/23/18		1,538	1,536,066
2018B Second New Term Loan, 3.67%, 9/24/18		305	304,555
Infor (U.S.), Inc. (FKA Lawson Software, Inc.):
Tranche B-3 Term Loan, 3.75%, 6/03/20		194	191,982
Tranche B-5 Term Loan, 3.75%, 6/03/20		929	919,890
Kronos, Inc.:
Incremental Term Loan (First Lien), 4.50%, 10/30/19		738	738,494
Initial Term Loan (Second Lien), 9.75%, 4/30/20		419	428,290
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		275	272,192
Initial Term Loan, 4.50%, 10/13/20		1,135	1,135,138

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	43

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Software (concluded)
Regit Eins GmbH (TV Borrower U.S. LLC), Dollar Term Loan (First Lien), 6.00%, 1/08/21	USD	186	$181,390
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Incremental Term Loan, 4.50%, 2/19/19		691	691,317
Term B Loan, 4.00%, 2/19/19		689	688,938
Sophia LP, Term B-1 Loan, 4.00%, 7/19/18		888	887,096
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		100	100,495
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		130	129,878
Websense, Inc., Loan (Second Lien), 8.25%, 12/24/20		355	354,556

			10,176,714
Specialty Retail — 3.0%
Academy Ltd., Initial Term Loan (2012), 4.50%, 8/03/18		1,175	1,176,957
Armored AutoGroup, Inc. (FKA Viking Acquisition, Inc.), New Term Loan, 6.00%, 11/05/16		171	171,006
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		685	634,170
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		547	548,717
Term B Loan, 3.75%, 1/28/20		393	392,836
National Vision, Inc., Initial Term Loan (First Lien), 4.00% - 5.25%, 3/12/21		852	841,699
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		1,017	1,012,742
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00% - 5.25%, 7/27/19		1,390	1,387,564
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		515	515,182
PetSmart, Inc., Term Loan, 5.00%, 3/11/22		1,615	1,626,676

			8,307,549
Technology Hardware, Storage & Peripherals — 0.4%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		1,013	1,003,278
Textiles, Apparel & Luxury Goods — 0.6%
ABG Intermediate Holdings 2 LLC, Term Loan (First Lien), 5.50%, 5/27/21		421	421,099
Kate Spade & Co., Initial Term Loan, 4.00%, 4/09/21		896	894,004
Polymer Group, Inc., Initial Loan, 5.25%, 12/19/19		375	375,674

			1,690,777
Trading Companies & Distributors — 2.1%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		745	743,114

Floating Rate Loan Interests (b)		Par (000)	Value
Trading Companies & Distributors (concluded)
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21	USD	552	$536,766
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		2,648	2,650,291
Interline Brands, Inc., Term Loan (First Lien), 4.00%, 3/17/21		559	556,206
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		143	136,969
Solenis International LP (Solenis Holdings 3 LLC):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		602	597,087
Initial Term Loan (Second Lien), 7.75%, 7/31/22		540	522,115

			5,742,548
Wireless Telecommunication Services — 0.1%
SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan, 3.25%, 3/24/21		387	384,609
Total Floating Rate Loan Interests — 76.3%			209,924,811

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		327	335,880

Preferred Stocks		Shares
Hotels, Restaurants & Leisure — 0.8%
Amaya Gaming Group, Inc., 6.00%(c)(g)		1,942	2,138,339
Total Long-Term Investments
(Cost — $ 269,732,389) — 97.9%			269,430,915

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)		22,667,700	22,667,700
Total Short-Term Securities
(Cost — $ 22,667,700) — 8.2%			22,667,700
Total Investments
(Cost — $ 292,400,089) — 106.1%			292,098,615
Liabilities in Excess of Other Assets — (6.1)%			(16,817,255)

Net Assets — 100.0%			$275,281,360

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

(e)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	17,011,354	5,656,346	22,667,700	$5,261

(f)	Represents the current yield as of report date.

(g)	Convertible security.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,783,997	CAD	3,331,000	UBS AG	4/21/15	$154,694
USD	195,026	EUR	169,000	Citibank N.A.	4/21/15	13,256
USD	377,713	GBP	249,000	Bank of America N.A.	4/21/15	8,402
Total						$176,352

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,916,707	—	$1,916,707
Common Stocks	—	297,293	—	297,293
Corporate Bonds.	—	54,817,885	—	54,817,885
Floating Rate Loan Interests	—	201,138,764	$8,786,047	209,924,811
Non-Agency Mortgage-Backed Securities	—	335,880	—	335,880
Preferred Securities	—	—	2,138,339	2,138,339
Short-Term Securities	$22,667,700	—	—	22,667,700

Total	$22,667,700	$258,506,529	$10,924,386	$292,098,615

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	45

Schedule of Investments (concluded)	BlackRock Secured Credit Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts.	—	$176,352	—	$176,352

[1]	Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$205,479	—	—	$205,479
Foreign currency at value	2,472	—	—	2,472
Total	$207,951	—	—	$207,951

During the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening Balance, as of September 30, 2014	$12,454,900	$2,429,694	$14,884,594
Transfers into Level 3	1,580,111	—	1,580,111
Transfers out of Level 3[2]	(7,177,011)	—	(7,177,011)
Accrued discounts/premiums	3,914	—	3,914
Net realized gain (loss)	(24,330)	—	(24,330)
Net change in unrealized appreciation/depreciation[3,4]	(46,006)	(291,355)	(337,361)
Purchases	4,266,524	—	4,266,524
Sales.	(2,272,055)	—	(2,272,055)
Closing Balance, as of March 31, 2015	$8,786,047	$2,138,339	$10,924,386

Net change in unrealized appreciation/depreciation on investments still held at March 31, 20154	$(69,786)	$(291,355)	$(361,141)

[2]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $7,177,011 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at March 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 1.79%, 5/20/26 (a)(b)	USD	4,500	$4,494,375
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.33%, 8/15/25 (a)(b)		5,800	5,707,793
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (b)		24	25,464
Invitation Homes Trust, Series 2015-SFR2, Class A, 1.53%, 6/17/32		3,600	3,600,000
OCP CLO Ltd., Series 2012-2A, Class A2, 1.74%, 11/22/23 (a)(b)		7,300	7,288,446
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.34%, 4/20/25 (a)(b)		4,500	4,431,150
Progress Residential Trust, Series 2015-SFR1, Class A, 1.57%, 2/17/32 (a)(b)		4,500	4,512,758
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.73%, 4/20/26 (a)(b)		4,100	4,072,940
Total Asset-Backed Securities — 4.2%			34,132,926

Corporate Bonds
Banks — 9.9%
The Bank of Nova Scotia, 1.75%, 3/22/17 (a)		5,601	5,685,598
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		20,800	21,173,568
The Toronto-Dominion Bank:
1.63%, 9/14/16 (a)		34,825	35,280,755
1.50%, 3/13/17 (a)		19,399	19,605,250

			81,745,171
Total Corporate Bonds — 9.9%			81,745,171

Foreign Government Obligations
Italy — 0.6%
Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.35%, 9/15/19	EUR	2,830	3,427,649
2.10%, 9/15/21		979	1,214,558

			4,642,207
Mexico — 0.3%
United Mexican States, 8.00%, 12/07/23	MXN	350	2,617,785
Total Foreign Government Obligations — 0.9%			7,259,992

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.4%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	3,821	4,062,872
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.67%, 7/05/33 (a)(b)		6,500	6,613,815
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.47%, 12/15/16 (a)(b)		9,200	9,197,626

			19,874,313

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 2.3%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 1.89%, 12/10/45 (b)	USD	43,203	$3,973,745
Series 2013-CR7, Class XA, 1.53%, 3/10/46 (b)		32,543	2,560,673
Series 2014-CR14, Class XA, 1.04%, 2/10/47 (b)		12,426	592,345
Series 2015-CR22, Class XA, 1.17%, 3/10/48 (b)		21,400	1,511,419
Commercial Mortgage Trust:
Series 2015-DC1, Class XA, 1.34%, 2/10/48 (b)		32,201	2,600,810
Series 2015-LC19, Class XA, 1.24%, 2/10/48 (b)		14,390	1,312,397
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 1.12%, 4/15/50 (b)		20,200	1,410,849
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.57%, 4/15/46 (b)		38,808	3,284,079
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.86%, 5/25/36 (a)(b)		712	9,261
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.46%, 3/15/47 (b)		14,017	1,155,136

			18,410,714
Total Non-Agency Mortgage-Backed Securities — 4.7%			38,285,027

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		28	27,002

U.S. Government Sponsored Agency Securities
Agency Obligations — 5.3%
Federal Home Loan Bank:
1.95%, 7/24/18		15,835	15,904,009
4.00%, 4/10/28		4,100	4,602,426
Freddie Mac:
1.25%, 1/30/18		16,850	16,862,755
4.38%, 7/17/15		6,100	6,175,786
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16		38	39,483
Series 1996-20J, 7.20%, 10/01/16		62	63,934
Series 1998-20J, Class 1, 5.50%, 10/01/18		172	178,656

			43,827,049
Collateralized Mortgage Obligations — 0.5%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		94	95,667
Series 2014-27, Class VC, 4.00%, 5/25/31		3,236	3,558,998

			3,654,665

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	47

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.2%
Freddie Mac, Series 4307, Class SE, 5.93%, 9/15/36 (b)	USD	848	$146,676
Ginnie Mae:
Series 2009-121, Class UI, 5.00%, 12/20/39		368	65,703
Series 2010-35, Class UI, 5.00%, 3/20/40		390	69,747
Series 2010-9, Class UI, 5.00%, 1/20/40		1,253	232,726
Series 2013-103, Class IO, 5.00%, 6/20/43		383	65,787
Series 2013-113, Class SA, 6.52%, 8/20/43 (b)		495	89,920
Series 2013-134, Class DS, 5.92%, 9/20/43 (b)		365	49,511
Series 2013-147, Class SD, 6.47%, 12/20/39 (b)		445	67,474
Series 2013-148, Class SA, 6.02%, 10/20/43 (b)		2,232	357,755
Series 2013-167, Class SG, 5.97%, 11/20/43 (b)		1,349	206,282
Series 2013-54, Class LI, 5.00%, 2/20/43		246	25,532
Series 2014-180, Class IO, 5.00%, 12/20/44		949	170,631
Series 2014-182, Class KI, 5.00%, 10/20/44		189	32,552
Series 2015-14, Class IO, 5.00%, 10/20/44		771	142,940

			1,723,236
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac, Series K043, Class X1, 0.68%, 12/25/24 (b)		28,300	1,282,669
Ginnie Mae:
Series 2005-9, Class IO, 0.52%, 1/16/45 (b)		12,392	269,367
Series 2005-50, Class IO, 0.60%, 6/16/45 (b)		6,503	68,667
Series 2006-30, Class IO, 1.05%, 5/16/46 (b)		5,421	362,544

			1,983,247
Mortgage-Backed Securities — 78.1%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		1,418	1,479,359
2.50%, 4/01/30 (c)		9,800	10,060,351
3.00%, 5/01/29-4/01/45 (c)		82,823	85,242,962
3.18%, 12/01/40 (b)		1,107	1,170,225
3.34%, 6/01/41 (b)		1,759	1,860,398
3.50%, 11/01/28-4/01/45 (b)(c)		68,938	73,129,522
4.00%, 1/01/25-4/01/45 (c)		44,624	47,762,642
4.50%, 2/01/25-4/01/45 (c)		51,160	55,815,280
5.00%, 11/01/32-4/01/45 (c)		39,572	44,091,778
5.50%, 2/01/35-4/01/45 (c)		10,396	11,767,912
6.00%, 5/01/33-4/01/45 (c)		10,974	12,563,780
6.50%, 5/01/40		3,573	4,102,410
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/30 (c)		7,200	7,382,250
2.92%, 6/01/42 (b)		1,090	1,136,293
3.00%, 4/01/30-8/01/43 (c)		25,451	26,173,509
3.50%, 4/01/30-9/01/44 (c)		7,380	7,817,789
4.00%, 4/01/30-4/01/45 (c)		48,445	51,778,840
4.50%, 2/01/39-4/01/45 (c)		11,856	12,922,527
5.00%, 7/01/35-10/01/41		8,535	9,490,219
5.50%, 6/01/41-4/01/45 (c)		6,541	7,335,755
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/45 (c)		14,800	15,233,294

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (concluded)
3.50%, 2/15/42-4/15/45 (c)	USD	52,556		$55,400,116
4.00%, 9/20/40-4/15/45 (c)		60,920		65,244,780
4.50%, 5/20/41-2/15/42		20,393		22,426,465
5.00%, 12/15/38-4/15/45 (c)		9,729		10,894,559
7.00%, 6/15/23-3/15/24		— (d	)	233

				642,283,248
Total U.S. Government Sponsored Agency Securities — 84.3%				693,471,445

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.50%, 11/15/24		5,162		7,734,127
6.63%, 2/15/27		7,178		10,652,037
4.75%, 2/15/37		2,681		3,772,671
4.63%, 2/15/40		18,974		26,485,029
2.50%, 2/15/45		22,195		21,990,582
U.S. Treasury Inflation Indexed Bonds:
1.38%, 2/15/44		1,594		1,873,169
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		2,936		2,956,093
U.S. Treasury Notes:
0.38%, 2/15/16 (e)		133,146		133,281,276
0.50%, 3/31/17		47,005		46,953,588
1.00%, 3/15/18 (e)		51,535		51,724,237
1.38%, 2/29/20-3/31/20		49,424		49,425,740
3.63%, 2/15/21 (e)		44,833		50,044,836
2.00%, 2/15/22-2/15/25 (e)		18,115		18,309,583
1.75%, 2/28/22-3/31/22		55,090		55,237,599
Total U.S. Treasury Obligations — 58.4%				480,440,567
Total Long-Term Investments (Cost — $1,325,847,983) — 162.4%				1,335,362,130

		Shares
Short-Term Securities — 0.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (f)(g)		2,017,486		2,017,486
Total Short-Term Securities (Cost — $2,017,486) — 0.3%				2,017,486

Options Purchased
(Cost — $2,184,928) — 0.2%				1,982,483
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,330,050,397) — 162.9%				1,339,362,099

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (c)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30	USD	5,100	$(5,237,859)
3.00%, 4/01/30-4/01/45		39,600	(40,635,251)
3.50%, 4/01/30-4/01/45		59,300	(62,501,552)
4.00%, 4/01/30-4/01/45		21,575	(23,027,662)
4.50%, 4/01/30-4/01/45		15,700	(17,021,049)
5.00%, 4/01/45		35,450	(39,393,472)
5.50%, 4/01/45		3,700	(4,167,452)
6.00%, 4/01/45		3,800	(4,333,186)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/45		6,100	(6,222,953)
3.50%, 4/01/45		900	(943,225)
4.00%, 4/01/45		29,900	(31,938,611)
4.50%, 4/01/45		11,800	(12,838,141)
5.00%, 4/01/45		1,800	(1,996,031)
5.50%, 4/01/45		1,400	(1,570,844)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/45		1,500	(1,544,502)

TBA Sale Commitments (c)		Par (000)	Value
3.50%, 4/15/45	USD	29,900	$(31,464,810)
4.00%, 4/15/45		45,100	(48,050,879)
4.50%, 4/15/45		6,500	(7,166,454)
5.00%, 4/15/45		1,700	(1,859,641)
Total TBA Sale Commitments
(Proceeds — $340,157,343) — (41.6)%			(341,913,574)

Options Written
(Premiums Received — $3,388,795) — (0.5)%			(3,712,702)
Total Investments Net of TBA Sale Commitments and Options Written — 120.8%			993,735,823
Liabilities in Excess of Other Assets — (20.8)%			(171,381,586)

Net Assets — 100.0%			$822,354,237

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents or includes a TBA transaction. As of March 31, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,994,027	$10,570
BNP Paribas Securities Corp.	$2,094,696	$15,539
Citigroup Global Markets, Inc.	$(7,518,581)	$(43,591)
Credit Suisse Securities (USA) LLC	$24,275,044	$114,022
Deutsche Bank Securities, Inc.	$(38,973,808)	$(350,532)
Goldman Sachs & Co.	$(37,383,859)	$(229,167)
J.P. Morgan Securities LLC	$14,793,422	$(42,906)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$7,250,581	$5,271
Morgan Stanley & Co. LLC	$8,218,528	$48,514
Nomura Securities International, Inc.	$(2,293,037)	$(5,068)
RBC Capital Markets, LLC	$3,964,953	$17,900
SG Americas Securities LLC	$(762,289)	$(2,789)
Wells Fargo Securities, LLC	$5,869,340	$(3,591)

(d)	Amount is less than $500.
(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	4,319,883	(2,302,397)	2,017,486	$3,054	$1,305

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	49

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	As of March 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.08%	10/28/14	Open	$112,280,000	$112,318,425
Credit Suisse Securities (USA) LLC	0.19%	12/18/14	12/31/22	8,922,000	8,926,850
Deutsche Bank Securities, Inc.	0.18%	3/05/15	Open	16,575,000	16,577,155
Credit Suisse Securities (USA) LLC	0%	3/31/15	4/01/15	15,824,690	15,824,690
J.P. Morgan Securities LLC	0.12%	3/31/15	4/01/15	51,728,256	51,728,428
Total				$205,329,946	$205,375,548

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(14)	Euro-BTP Italian Government Bond Futures	Eurex	June 2015	USD	2,116,213	$(11,235)
12	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2015	USD	1,966,500	26,832
(240)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	USD	52,597,499	(117,494)
373	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	USD	44,838,679	230,710
(38)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	USD	4,898,438	(22,349)
25	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2015	USD	4,246,875	30,134
(93)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	23,054,700	(43,455)
(20)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	4,948,500	(10,441)
(20)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	4,938,750	(10,941)
(151)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	37,219,613	(1,888)
(8)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	1,969,000	(80)
(8)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	1,966,200	(4,150)
(8)	Euro Dollar Futures	Chicago Mercantile	September 2017	USD	1,963,800	(4,137)
(8)	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	1,961,500	(3,981)
(8)	Euro Dollar Futures	Chicago Mercantile	March 2018	USD	1,959,800	(4,049)
Total						$53,476

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	159,527	USD	51,295	Credit Suisse International	4/02/15	$(1,337)
BRL	165,862	USD	51,295	Royal Bank of Scotland PLC	4/02/15	647
USD	102,590	BRL	325,672	Royal Bank of Scotland PLC	4/02/15	602
TRY	2,310,000	USD	873,049	Deutsche Bank AG	4/07/15	13,978
USD	933,522	TRY	2,310,000	Deutsche Bank AG	4/07/15	46,495
MXN	4,162,828	USD	278,000	Deutsche Bank AG	4/08/15	(5,239)
MXN	1,831,224	USD	123,000	JPMorgan Chase Bank N.A.	4/08/15	(3,013)
USD	12,000	ZAR	143,950	Barclays Bank PLC	4/08/15	148
USD	16,000	ZAR	199,742	BNP Paribas S.A.	4/13/15	(431)
USD	22,000	ZAR	270,805	BNP Paribas S.A.	4/13/15	(276)
USD	97,200	ZAR	1,198,766	Royal Bank of Scotland PLC	4/13/15	(1,411)
ZAR	45,952	USD	3,889	Barclays Bank PLC	4/13/15	(109)
ZAR	200,706	USD	16,000	BNP Paribas S.A.	4/13/15	510
ZAR	221,567	USD	18,000	BNP Paribas S.A.	4/13/15	226
ZAR	229,935	USD	19,444	BNP Paribas S.A.	4/13/15	(530)
ZAR	272,877	USD	23,000	BNP Paribas S.A.	4/13/15	(553)
ZAR	45,961	USD	3,889	Citibank N.A.	4/13/15	(108)
ZAR	91,808	USD	7,778	Deutsche Bank AG	4/13/15	(226)
ZAR	318,516	USD	27,000	JPMorgan Chase Bank N.A.	4/13/15	(799)
PLN	782,011	EUR	191,000	Credit Suisse International	4/15/15	836

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	195,169	EUR	47,750	Deutsche Bank AG	4/15/15	$121
PLN	195,109	EUR	47,750	Goldman Sachs International	4/15/15	106
PLN	195,139	EUR	47,750	Morgan Stanley Capital Services LLC	4/15/15	114
PLN	195,101	EUR	47,750	UBS AG	4/15/15	103
ZAR	165,610	USD	14,000	BNP Paribas S.A.	4/15/15	(382)
ZAR	107,552	USD	9,000	Royal Bank of Scotland PLC	4/15/15	(156)
ZAR	107,944	USD	9,000	Standard Chartered Bank	4/15/15	(124)
EUR	161,000	USD	170,692	Bank of America N.A.	4/21/15	2,474
EUR	3,372,000	USD	3,650,905	Bank of America N.A.	4/21/15	(24,112)
EUR	1,764,000	USD	1,893,449	Citibank N.A.	4/21/15	3,842
USD	1,644,452	EUR	1,514,000	Citibank N.A.	4/21/15	16,052
USD	14,333,834	EUR	12,421,000	Citibank N.A.	4/21/15	974,286
USD	2,145,173	EUR	1,914,000	Deutsche Bank AG	4/21/15	86,548
USD	316,234	EUR	282,500	Morgan Stanley Capital Services LLC	4/21/15	12,388
USD	2,584,223	MXN	40,171,000	Barclays Bank PLC	4/21/15	(45,572)
COP	259,140,750	USD	101,000	Royal Bank of Scotland PLC	4/27/15	(1,672)
USD	101,000	COP	256,540,000	Goldman Sachs International	4/27/15	2,669
USD	363,000	MYR	1,342,011	Deutsche Bank AG	4/30/15	1,686
BRL	483	USD	148	UBS AG	5/05/15	2
TRY	3,090,000	USD	1,159,388	Deutsche Bank AG	5/05/15	17,782
USD	51,295	BRL	167,232	Royal Bank of Scotland PLC	5/05/15	(607)
USD	1,238,576	TRY	3,090,000	Deutsche Bank AG	5/05/15	61,407
USD	4,070,367	AUD	5,250,000	Bank of America N.A.	6/17/15	89,299
USD	3,983,905	AUD	5,230,000	Citibank N.A.	6/17/15	18,004
USD	4,100,000	CHF	3,952,736	JPMorgan Chase Bank N.A.	6/17/15	19,421
USD	1,028,196	EUR	941,463	HSBC Bank PLC	6/17/15	14,790
USD	1,702,962	EUR	1,609,000	Morgan Stanley Capital Services LLC	6/17/15	(28,990)
TRY	1,691,850	USD	633,795	State Street Bank and Trust Co.	7/02/15	1,890
USD	260,867	TRY	676,740	Deutsche Bank AG	7/02/15	6,593
USD	391,255	TRY	1,015,110	Deutsche Bank AG	7/02/15	9,844
TRY	2,310,000	USD	881,309	Deutsche Bank AG	2/02/16	(54,401)
TRY	3,090,000	USD	1,180,155	Deutsche Bank AG	2/02/16	(74,031)
USD	260,505	TRY	739,028	Deutsche Bank AG	2/02/16	(4,044)
USD	1,642,691	TRY	4,660,972	Deutsche Bank AG	2/02/16	(25,792)
Total						$1,128,948

•	As of March 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	99.25	6/15/15	74	$463

•	As of March 31, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	Call	INR	64.30	4/15/15	USD	282	$70
USD Currency	BNP Paribas S.A.	Call	CAD	1.33	7/09/15	USD	33,000	251,691
Total								$251,761

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	51

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	As of March 31, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	13,965	$554,290
5-Year Interest Rate Swap	Bank of America N.A.	Call	2.09%	Receive	3-month LIBOR	2/10/16	USD	33,687	718,076
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	13,965	28,754
5-Year Interest Rate Swap	Bank of America N.A.	Put	2.09%	Pay	3-month LIBOR	2/10/16	USD	33,687	395,071
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	7,000	34,068
Total									$1,730,259

•	As of March 31, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Pay	3-month LIBOR	5/22/15	USD	8,100	$(332,836)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	7,403	(595,607)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.40%	Pay	3-month LIBOR	12/21/15	USD	5,000	(185,826)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.55%	Pay	3-month LIBOR	1/21/16	USD	10,000	(75,929)
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.37%	Pay	3-month LIBOR	2/10/16	USD	17,726	(643,119)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	8,700	(969,316)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-month LIBOR	5/22/15	USD	8,100	(22)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.55%	Receive	3-month LIBOR	5/26/15	USD	2,500	(2,694)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.70%	Receive	3-month LIBOR	5/26/15	USD	4,000	(1,753)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	7,403	(21,406)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.70%	Receive	3-month LIBOR	12/21/15	USD	5,000	(55,183)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.55%	Receive	3-month LIBOR	1/21/16	USD	10,000	(168,007)
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.37%	Receive	3-month LIBOR	2/10/16	USD	17,726	(429,776)
10-Year Interest Rate Swap	Citibank N.A.	Put	2.70%	Receive	3-month LIBOR	3/21/16	USD	1,000	(16,271)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	8,700	(52,090)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-month LIBOR	1/30/17	USD	1,200	(36,361)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-month LIBOR	1/30/17	USD	1,200	(36,361)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-month LIBOR	1/30/17	USD	2,500	(75,753)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	14,000	(14,392)
Total									$(3,712,702)

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	Chicago Mercantile	1/12/16	[2]	1/12/17	USD	43,005	$(112,063)
1.50%[1]	3-month LIBOR	Chicago Mercantile	N/A		2/28/19	USD	27,100	(205,606)
2.64%[3]	3-month LIBOR	Chicago Mercantile	N/A		7/18/24	USD	5,300	324,854
2.28%[3]	3-month LIBOR	Chicago Mercantile	N/A		12/12/24	USD	500	15,315
2.27%[3]	3-month LIBOR	Chicago Mercantile	N/A		12/12/24	USD	500	15,012
2.23%[3]	3-month LIBOR	Chicago Mercantile	N/A		12/16/24	USD	500	12,968
2.23%[3]	3-month LIBOR	Chicago Mercantile	N/A		12/16/24	USD	500	12,898
2.25%[3]	3-month LIBOR	Chicago Mercantile	N/A		12/17/24	USD	1,000	28,110
2.19%[3]	3-month LIBOR	Chicago Mercantile	N/A		12/18/24	USD	1,500	32,504
2.32%[3]	3-month LIBOR	Chicago Mercantile	N/A		1/06/25	USD	250	8,014
2.31%[3]	3-month LIBOR	Chicago Mercantile	N/A		1/06/25	USD	250	7,921

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.31%[1]	3-month LIBOR	Chicago Mercantile	N/A	3/11/25	USD	1,500	$(41,437)
2.20%[3]	3-month LIBOR	Chicago Mercantile	N/A	3/16/25	USD	750	12,547
2.20%[3]	3-month LIBOR	Chicago Mercantile	N/A	3/16/25	USD	750	12,375
2.21%[3]	3-month LIBOR	Chicago Mercantile	N/A	3/16/25	USD	300	5,322
2.03%[3]	3-month LIBOR	Chicago Mercantile	N/A	3/24/25	USD	600	449
2.02%[3]	3-month LIBOR	Chicago Mercantile	N/A	3/25/25	USD	1,000	(440)
1.99%[3]	3-month LIBOR	Chicago Mercantile	N/A	3/26/25	USD	1,000	(2,842)
1.96%[3]	3-month LIBOR	Chicago Mercantile	N/A	3/27/25	USD	500	(2,867)
1.96%[3]	3-month LIBOR	Chicago Mercantile	N/A	3/27/25	USD	500	(2,889)
2.99%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/40	USD	5,100	(625,779)
Total							$(505,634)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	As of March 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	3,845	$27,115	$(2,531)	$29,646

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	3,108	21,915	32,911	(10,996)

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	2,860	20,163	53,479	(33,316)

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	2,694	18,997	(24,594)	43,591

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/39	USD	3,289	(23,188)	(38,718)	15,530

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	5,072	(35,764)	(58,132)	22,368

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	4,794	(33,801)	(43,063)	9,262

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	248	(2,906)	(2,510)	(396)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,905)	(3,780)	875

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(3,126)	(3,158)	32

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,906)	(2,137)	(769)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,906)	(1,392)	(1,514)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,906)	2,840	(5,746)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	248	(2,906)	3,260	(6,166)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	53

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

As of March 31, 2015, OTC total return swaps outstanding were as follows: (concluded)

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/45	USD	459	$(8,296)	$(3,787)	$(4,509)

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/45	USD	276	(4,977)	(5,372)	395

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Goldman Sachs Bank USA	1/12/45	USD	276	(4,977)	(2,272)	(2,705)
Total							$(43,374)	$(98,956)	$55,582

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$21,134,461	$12,998,465	$34,132,926
Corporate Bonds.	—	81,745,171	—	81,745,171
Foreign Government Obligations	—	7,259,992	—	7,259,992
Non-Agency Mortgage-Backed Securities	—	35,362,759	2,922,268	38,285,027
Project Loans	—	—	27,002	27,002
U.S. Government Sponsored Agency Securities	—	693,471,445	—	693,471,445
U.S. Treasury Obligations	—	480,440,567	—	480,440,567
Short-Term Securities	$2,017,486	—	—	2,017,486
Options Purchased:
Foreign Currency Exchange Contracts	—	251,761	—	251,761
Interest Rate Contracts	463	1,730,259	—	1,730,722
Liabilities:
Investments:
TBA Sale Commitments	—	(341,913,574)	—	(341,913,574)
Total	$2,017,949	$979,482,841	$15,947,735	$997,448,525

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts.	—	$1,402,863	—	$1,402,863
Interest rate contracts	$287,676	609,988	—	897,664
Liabilities:
Foreign currency exchange contracts.	—	(273,915)	—	(273,915)
Interest rate contracts	(234,200)	(4,772,742)	—	(5,006,942)
Total	$53,476	$(3,033,806)	—	$(2,980,330)

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$233,327	—	—	$233,327
Foreign currency at value	210,065	—	—	210,065
Cash pledged for financial futures contracts.	437,000	—	—	437,000
Cash pledged as collateral for OTC derivatives	1,660,000	—	—	1,660,000
Cash pledged for centrally cleared swaps.	453,000	—	—	453,00080
Liabilities:
Reverse repurchase agreements	—	$(205,375,548)	—	(205,375,548)
Total	$2,993,392	$(205,375,548)	—	$(202,382,156)

During the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2014	—	$20,740	$28,056	$48,796
Transfers into Level 3[1]	$13,018,164	—	—	13,018,164
Transfers out of Level 3.	—	(20,740)	—	(20,740)
Accrued discounts/premiums	2,950	—	(24)	2,926
Net realized gain (loss)	—	—	(19)	(19)
Net change in unrealized appreciation/depreciation[2,3]	(22,649)	(24,820)	225	(47,244)
Purchases	—	2,947,088	—	2,947,088
Sales.	—	—	(1,236)	(1,236)
Closing Balance, as of March 31, 2015	$12,998,465	$2,922,268	$27,002	$15,947,735

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[3]	$(22,649)	$(24,820)	$225	$(47,244)

[1]

As of September 30, 2014, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $13,018,164 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at March 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	55

Statements of Assets and Liabilities

March 31, 2015 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$1,409,236,410	$2,958,929,161	$73,281,102	$269,430,915	$1,337,344,613
Investments at value — affiliated[2]	250,799,018	23,299,064	11,073,817	22,667,700	2,017,486
Cash	—	—	—	205,479	233,327
Cash pledged for financial futures contracts	280,000	—	195,000	—	437,000
Cash pledged as collateral for OTC derivatives	—	—	—	—	1,660,000
Cash pledged for centrally cleared swaps	35,000	3,025,000	100,000	—	453,000
Foreign currency at value[3]	—	820,205	247	2,472	210,065
Variation margin receivable on centrally cleared swaps	—	753,446	—	—	38,826
Variation margin receivable on financial futures contracts	114,631	1,245,615	32,672	—	100,827
Investments sold receivable	44,397,716	11,364,433	390,557	6,283,270	6,632,292
Options written receivable	—	244,277	—	—	—
TBA sale commitments receivable	551,322,602	—	—	—	340,157,343
Inflation indexed floors premiums paid	—	67,710	—	—	—
Swap premiums paid	99,483	153,177	96,791	—	92,490
Swaps receivable	4,647	—	—	—	4,647
Unrealized appreciation on forward foreign currency exchange contracts	—	12,054,017	—	176,352	1,402,863
Unrealized appreciation on OTC swaps.	129,009	709,586	75,736	—	121,699
Unrealized appreciation on inflation indexed caps	—	985,667	—	—	—
Capital shares sold receivable.	1,514,027	5,075,883	113,537	2,038,777	1,577,292
Interest receivable	1,681,027	8,759,360	615,118	1,450,550	2,798,440
Receivable from Manager	59,194	46,331	3,020	33,337	118,144
Dividends receivable — affiliated	11,354	16,718	656	1,795	704
Prepaid expenses	64,884	75,391	45,820	58,591	77,943
Other assets	—	—	33,455	—	—

Total assets	2,259,749,002	3,027,625,041	86,057,528	302,349,238	1,695,479,001

Liabilities
Bank overdraft	102,165	1,678,924	3,146	—	—
Options written at value[4]	—	10,638,707	153,505	—	3,712,702
TBA sale commitments at value[5]	555,051,285	—	—	—	341,913,574
Reverse repurchase agreements	—	419,596,931	—	—	205,375,548
Cash received as collateral for TBA commitments	1,104,000	—	—	—	—
Cash received as collateral for reverse repurchase agreements	—	416,000	—	—	—
Cash received as collateral for OTC derivatives	—	2,160,000	—	—	—
Variation margin payable on centrally cleared swaps	1,770	—	12,618	—	—
Variation margin payable on financial futures contracts	100,403	895,994	14,950	—	70,087
Investments purchased payable	925,591,012	19,067,138	—	25,732,110	318,826,188
Inflation indexed caps premiums received	—	1,014,650	—	—	—
Swap premiums received	201,569	—	255,068	—	191,446
Unrealized depreciation on forward foreign currency exchange contracts	—	115,589	—	—	273,915
Unrealized depreciation on OTC swaps.	69,713	—	193,568	—	66,117
Unrealized depreciation on inflation indexed floors	—	19,874	—	—	—
Income dividends payable	523,889	—	40,162	90,064	614,200
Capital shares redeemed payable	1,567,868	4,548,819	33,049	866,034	869,201
Investment advisory fees payable.	257,713	511,131	14,262	110,444	289,220
Service and distribution fees payable	140,760	370,758	4,577	38,112	220,621
Other affiliates payable	61,377	140,855	4,266	9,825	55,942
Officers’ and Trustees’ fees payable	7,358	12,074	5,050	5,380	8,823
Other accrued expenses payable	500,283	1,969,248	83,513	215,909	637,180
Commitments	—	—	—	— [6]	—

Total liabilities	1,485,281,165	463,156,692	817,734	27,067,878	873,124,764

Net Assets	$774,467,837	$2,564,468,349	$85,239,794	$275,281,360	$822,354,237

Net Assets Consist of
Paid-in capital	$804,850,619	$2,502,851,108	$83,786,148	$276,292,847	$852,712,724
Undistributed (distributions in excess of) net investment income	(4,305,330)	(63,403,875)	264,340	(43,190)	(3,956,014)
Accumulated net realized loss	(38,264,241)	(13,257,627)	(1,369,041)	(842,626)	(34,363,745)
Net unrealized appreciation/depreciation	12,186,789	138,278,743	2,558,347	(125,671)	7,961,272

Net Assets	$774,467,837	$2,564,468,349	$85,239,794	$275,281,360	$822,354,237

[1] Investments at cost — unaffiliated	$1,393,030,904	$2,826,885,412	$71,027,458	$269,732,389	$1,328,032,911
[2] Investments at cost — affiliated	$250,799,018	$23,299,064	$11,073,817	$22,667,700	$2,017,486
[3] Foreign currency at cost	—	$832,087	$263	$2,827	$208,664
[4] Premiums received	—	$12,429,582	$651,494	—	$3,388,795
[5] Proceeds from TBA sale commitments	$551,322,602	—	—	—	$340,157,343
[6] See Note 3 of the Notes to Financial Statements for details of commitments.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2015

Statements of Assets and Liabilities (concluded)

March 31, 2015 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Net Asset Value
BlackRock
Net assets	$16,320,405	$374,181,760	$51,648,183	—	—

Shares outstanding[7]	1,649,614	34,872,569	5,164,759	—	—

Net asset value	$9.89	$10.73	$10.00	—	—

Institutional
Net assets	$432,663,947	$1,324,885,838	$10,817,026	$166,226,327	$150,907,211

Shares outstanding[7]	43,586,866	121,297,205	1,084,087	16,166,983	14,001,104

Net asset value	$9.93	$10.92	$9.98	$10.28	$10.78

Service
Net assets	$55,377,543	$50,345,480	—	—	$3,926,151

Shares outstanding[7]	5,585,080	4,644,268	—	—	364,537

Net asset value	$9.92	$10.84	—	—	$10.77

Investor A
Net assets	$158,701,656	$528,898,895	$22,774,585	$86,791,152	$510,283,961

Shares outstanding[7]	15,920,347	49,288,491	2,282,032	8,443,459	47,243,928

Net asset value	$9.97	$10.73	$9.98	$10.28	$10.80

Investor B
Net assets	$1,042,026	$844,884	—	—	$571,124

Shares outstanding[7]	104,902	80,886	—	—	53,158

Net asset value	$9.93	$10.45	—	—	$10.74

Investor B1
Net assets	—	—	—	—	$1,975,704

Shares outstanding[7]	—	—	—	—	183,577

Net asset value	—	—	—	—	$10.76

Investor C
Net assets	$110,362,260	$285,311,492	—	$22,263,881	$53,363,796

Shares outstanding[7]	11,121,141	27,076,975	—	2,165,106	4,946,947

Net asset value	$9.92	$10.54	—	$10.28	$10.79

Investor C1
Net assets	—	—	—	—	$78,283,903

Shares outstanding[7]	—	—	—	—	7,259,441

Net asset value	—	—	—	—	$10.78

Class R
Net assets	—	—	—	—	$23,042,387

Shares outstanding[7]	—	—	—	—	2,133,597

Net asset value	—	—	—	—	$10.80

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	57

Statements of Operations

Six Months Ended March 31, 2015 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Interest[1]	$7,799,394	$(36,366,962)[2]	$1,230,370	$5,734,211	$10,068,281
Dividends — unaffiliated	—	—	31,148	4,496	—
Dividends — affiliated	36,611	19,285	1,701	5,261	3,054

Total income	7,836,005	(36,347,677)	1,263,219	5,743,968	10,071,335

Expenses
Investment advisory	2,077,636	4,807,880	181,233	582,442	2,107,744
Service and distribution — class specific	843,572	2,303,078	15,072	213,904	1,324,683
Transfer agent — class specific	477,898	1,779,824	19,616	87,691	841,713
Administration	213,886	631,625	21,092	68,039	238,546
Custodian	89,443	62,268	6,007	5,181	80,325
Administration — class specific	84,912	259,503	8,137	26,128	94,282
Registration	47,348	65,523	21,715	40,403	56,145
Professional	40,090	47,949	35,659	62,935	47,180
Accounting services	39,728	100,291	7,078	15,224	42,165
Printing	27,397	80,690	8,138	14,219	31,220
Officers and Trustees	12,912	24,666	8,632	9,588	13,425
Miscellaneous	47,441	106,367	17,852	49,122	57,686
Recoupment of past waived fees — class specific	41	6,994	3,953	—	171

Total expenses excluding interest expense	4,002,304	10,276,658	354,184	1,174,876	4,935,285
Interest expense[3]	—	276,269	233	—	96,422

Total expenses	4,002,304	10,552,927	354,417	1,174,876	5,031,707
Less fees waived by Manager	(632,930)	(1,871,664)	(144,696)	(39,200)	(352,395)
Less administration fees waived — class specific	(53,963)	(212,436)	(5,894)	(25,994)	(94,251)
Less transfer agent fees waived — class specific	(12,874)	(6,560)	(47)	(765)	(22,855)
Less transfer agent fees reimbursed — class specific	(172,890)	(221,166)	(8,546)	(79,356)	(366,539)

Total expenses after fees waived and reimbursed	3,129,647	8,241,101	195,234	1,029,561	4,195,667

Net investment income (loss)	4,706,358	(44,588,778)	1,067,985	4,714,407	5,875,668

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,343,469	(8,330,040)	1,168,213	(573,827)	14,619,171
Short sales	—	—	—	1,153	—
Capital gain distributions received from affiliated underlying funds	8,808	—	—	—	1,305
Options written	(772,174)	2,305,578	(24,004)	—	(1,497,017)
Financial futures contracts	1,183,521	(13,868,251)	316,937	(381,826)	(5,370,196)
Swaps	(3,159,380)	(1,291,449)	(159,278)	(189,068)	(2,512,528)
Foreign currency transactions	—	40,787,761	2,526	372,179	3,171,777

	4,604,244	19,603,599	1,304,394	(771,389)	8,412,512

Net change in unrealized appreciation/depreciation on:
Investments	5,950,888	56,714,402	68,601	757,800	11,010,779
Options written	767,041	266,590	130,836	—	(972,032)
Financial futures contracts	(559,888)	(3,216,801)	126,443	(61,119)	(491,528)
Inflation indexed caps and floors	—	74,840	—	—	—
Swaps	(76,482)	(8,849,490)	(248,104)	100,964	(423,270)
Unfunded floating rate loan interests	—	—	—	3,302	—
Foreign currency translations	—	(2,764,638)	(1,453)	48,849	596,824
Borrowed bonds	—	—	—	—	15,653

	6,081,559	42,224,903	76,323	849,796	9,736,426

Net realized and unrealized gain	10,685,803	61,828,502	1,380,717	78,407	18,148,938

Net Increase in Net Assets Resulting from Operations	$15,392,161	$17,239,724	$2,448,702	$4,792,814	$24,024,606

[1]	Includes monthly inflationary and deflationary adjustments to income for applicable funds. See Note 3 of the Notes to Financial Statements.

[2]	Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds which exceeded the aggregate of interest accrued to income for the period.

[3]	See Note 3 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2015

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$4,706,358	$10,182,578	$(44,588,778)	$50,346,851
Net realized gain (loss)	4,604,244	24,766,549	19,603,599	(22,724,785)
Net change in unrealized appreciation/depreciation	6,081,559	(8,833,143)	42,224,903	(4,279,487)

Net increase in net assets resulting from operations	15,392,161	26,115,984	17,239,724	23,342,579

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(94,092)	(87,317)	(3,651,348)	(9,410,407)
Institutional	(5,067,466)	(9,678,655)	(11,945,405)	(26,548,074)
Service	(567,578)	(1,047,067)	(475,275)	(1,208,378)
Investor A	(1,619,153)	(4,469,901)	(5,856,719)	(19,140,117)
Investor B	(6,964)	(25,314)	(10,717)	(34,479)
Investor C	(749,197)	(2,018,113)	(3,060,616)	(6,675,898)
Return of capital:
BlackRock	—	(4,255)	—	—
Institutional	—	(471,612)	—	—
Service	—	(51,020)	—	—
Investor A	—	(217,805)	—	—
Investor B	—	(1,234)	—	—
Investor C	—	(98,337)	—	—
Net realized gain:
BlackRock	—	—	—	(5,856,401)
Institutional	—	—	—	(14,522,046)
Service	—	—	—	(793,214)
Investor A	—	—	—	(17,309,577)
Investor B	—	—	—	(39,969)
Investor C	—	—	—	(5,629,851)

Decrease in net assets resulting from distributions to shareholders	(8,104,450)	(18,170,630)	(25,000,080)	(107,168,411)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	40,199,459	(258,844,447)	22,788,432	(874,966,043)

Net Assets
Total increase (decrease) in net assets	47,487,170	(250,899,093)	15,028,076	(958,791,875)
Beginning of period	726,980,667	977,879,760	2,549,440,273	3,508,232,148

End of period	$774,467,837	$726,980,667	$2,564,468,349	$2,549,440,273

Undistributed (distributions in excess of) net investment income, end of period	$(4,305,330)	$(907,238)	$(63,403,875)	$6,184,983

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	59

Statements of Changes in Net Assets (continued)

	BlackRock Investment Grade Bond Portfolio		BlackRock Secured Credit Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$1,067,985	$3,146,230	$4,714,407	$7,918,013
Net realized gain (loss)	1,304,394	2,978,737	(771,389)	479,667
Net change in unrealized appreciation/depreciation	76,323	688,919	849,796	(1,238,463)

Net increase in net assets resulting from operations	2,448,702	6,813,886	4,792,814	7,159,217

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(747,551)	(2,194,457)	—	—
Institutional	(115,952)	(431,806)	(2,916,654)	(2,326,757)
Investor A	(146,038)	(359,656)	(1,865,088)	(4,648,131)
Investor C	—	—	(396,140)	(653,989)
Net realized gain:
BlackRock	—	(4,725,799)	—	—
Institutional	—	(71,200)	(162,248)	(102,511)
Investor A	—	(1,385,773)	(113,453)	(322,777)
Investor C	—	—	(29,719)	(58,372)

Decrease in net assets resulting from distributions to shareholders	(1,009,541)	(9,168,691)	(5,483,302)	(8,112,537)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	5,615,627	(67,954,734)	45,068,577	98,870,028

Net Assets
Total increase (decrease) in net assets	7,054,788	(70,309,539)	44,378,089	97,916,708
Beginning of period	78,185,006	148,494,545	230,903,271	132,986,563

End of period	$85,239,794	$78,185,006	$275,281,360	$230,903,271

Undistributed (distributions in excess of) net investment income, end of period	$264,340	$205,896	$(43,190)	$420,285

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2015

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$5,875,668	$12,555,895
Net realized gain	8,412,512	6,003,636
Net change in unrealized appreciation/depreciation	9,736,426	7,257,142

Net increase in net assets resulting from operations	24,024,606	25,816,673

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,923,791)	(3,918,072)
Service	(44,701)	(93,328)
Investor A	(5,868,630)	(13,257,237)
Investor B	(5,182)	(26,075)
Investor B1	(17,350)	(59,221)
Investor C	(386,035)	(969,096)
Investor C1	(644,419)	(1,532,362)
Class R	(222,998)	(510,001)

Decrease in net assets resulting from distributions to shareholders	(9,113,106)	(20,365,392)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(35,317,477)	(115,809,312)

Net Assets
Total decrease in net assets	(20,405,977)	(110,358,031)
Beginning of period	842,760,214	953,118,245

End of period	$822,354,237	$842,760,214

Distributions in excess of net investment income, end of period	$(3,956,014)	$(718,576)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	61

Statements of Cash Flows

Six Months Ended March 31, 2015 (Unaudited)	BlackRock Inflation Protected Bond Portfolio	BlackRock U.S. Government Bond Portfolio

Cash (Used for) Provided by Operating Activities
Net increase in net assets resulting from operations	$17,239,724	$24,024,606
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used for) provided by operating activities
Decrease in cash pledged for financial futures contracts	—	1,255,000
(Increase) decrease in cash pledged as collateral for centrally cleared swaps	(1,265,000)	315,000
Decrease in cash pledged as collateral for OTC derivatives	3,250,000	40,000
(Increase) decrease in variation margin receivable on financial futures contracts	(131,701)	155,353
(Increase) decrease in options written receivable	(244,277)	834,262
Increase in variation margin receivable on centrally cleared swaps	(716,821)	(38,826)
Increase in dividends receivable — affiliated	(7,813)	(195)
(Increase) decrease in interest receivable	(190,391)	75,691
Decrease in principal paydown receivable	—	10,832
Increase in receivable from the Manager	(40,470)	(79,666)
Increase in swap premiums paid	—	(60,609)
Increase in swaps receivable	—	(4,647)
Increase in prepaid expenses	(6,454)	(26,259)
Decrease in cash received as collateral for reverse repurchase agreements	(412,000)	—
Decrease in cash received as collateral for OTC derivatives	(3,140,000)	—
Increase in variation margin payable on financial futures contracts	674,424	21,477
Decrease in variation margin payable on centrally cleared swaps	—	(17,047)
Decrease in investment advisory fees payable	(452,800)	(13,368)
Decrease in service and distribution fees payable	(50,079)	(1,415)
Increase in Officers’ and Trustees’ fees payable	259	678
Increase in other accrued expenses payable	324,830	115,407
Decrease in other affiliates payable	(39,860)	(11,528)
Decrease in interest expense payable	—	(22,807)
Decrease in swap premiums received	—	(133,728)
Decrease in swaps payable	—	(9,932)
Treasury inflation-protected securities (TIPS) inflation adjustment	(50,716,819)	—
Amortization of premium and accretion of discount on investments	6,646,565	1,853,682
Net realized gain (loss) on investments and options written	6,024,462	(13,123,459)
Net unrealized gain (loss) on investments, options written, foreign currency translations, swaps, inflation indexed caps and floors	(52,445,497)	(10,404,722)
Premiums received from options written	16,380,177	3,569,394
Premiums paid on closing options written	(11,634,281)	(8,774,721)
Net purchases of long-term investments	(1,002,350,758)	(6,334,859,576)
Net proceeds from sales of long-term investments	1,055,667,871	6,381,880,423
Net proceeds from sales of short-term securities	(14,025,079)	20,531,178

Net cash (used for) provided by operating activities	(31,661,788)	67,100,478

Cash Provided by (Used for) Financing Activities
Net borrowing of reverse repurchase agreements	27,348,625	(21,566,448)
Proceeds from issuance of capital shares	574,902,819	117,848,108
Payments on redemption of capital shares	(583,895,693)	(161,878,360)
Cash distributions paid to shareholders	(1,050,591)	(2,005,638)
Increase in bank overdrafts	1,311,781	(184,752)

Net cash provided by (used for) financing activities	18,616,941	(67,787,090)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	270,142	12,334

Cash
Net increase in cash and foreign currency at value	(12,774,705)	(674,278)
Cash and foreign currency at value at beginning of period	13,594,910	1,117,670

Cash and foreign currency at value at end of period	$820,205	$443,392

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$248,575	$245,046

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to shareholders	$23,981,929	$7,357,032

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock GNMA Portfolio

	BlackRock
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.79	$9.69	$10.47	$10.44	$10.45	$10.28

Net investment income[1]	0.07	0.15	0.15	0.23	0.29	0.28
Net realized and unrealized gain (loss)	0.15	0.20	(0.35)	0.33	0.40	0.41

Net increase (decrease) from investment operations	0.22	0.35	(0.20)	0.56	0.69	0.69

Distributions from:[2]
Net investment income	(0.12)	(0.24)	(0.38)	(0.41)	(0.34)	(0.33)
Return of capital	—	(0.01)	—	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.12)	(0.25)	(0.58)	(0.53)	(0.70)	(0.52)

Net asset value, end of period	$9.89	$9.79	$9.69	$10.47	$10.44	$10.45

Total Return[3]
Based on net asset value	2.26%[4]	3.67%	(1.97)%	5.59%	6.96%	6.95%

Ratios to Average Net Assets
Total expenses	0.71%[5,6]	0.79%[5]	0.81%	0.74%	0.78%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly	0.52%[5,6]	0.52%[5]	0.55%	0.54%	0.52%	0.52%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%[5,6]	0.52%[5]	0.52%	0.52%	0.52%	0.52%

Net investment income	1.47%[5,6]	1.58%[5]	1.49%	2.18%	2.82%	2.85%

Supplemental Data
Net assets, end of period (000)	$16,320	$3,780	$3,114	$13,349	$5,587	$781

Portfolio turnover rate[7]	563%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A	N/A

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	149%	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%	611%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	63

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Institutional
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.83	$9.73	$10.49	$10.47	$10.47	$10.31

Net investment income[1]	0.08	0.15	0.12	0.23	0.28	0.29
Net realized and unrealized gain (loss)	0.14	0.20	(0.30)	0.32	0.42	0.39

Net increase (decrease) from investment operations	0.22	0.35	(0.18)	0.55	0.70	0.68

Distributions from:[2]
Net investment income	(0.12)	(0.24)	(0.38)	(0.41)	(0.34)	(0.33)
Return of capital	—	(0.01)	—	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.12)	(0.25)	(0.58)	(0.53)	(0.70)	(0.52)

Net asset value, end of period	$9.93	$9.83	$9.73	$10.49	$10.47	$10.47

Total Return[3]
Based on net asset value	2.24%[4]	3.64%	(1.79)%	5.45%	7.02%	6.80%

Ratios to Average Net Assets
Total expenses	0.82%[5,6]	0.83%[5]	0.84%	0.82%	0.82%[7]	0.81%

Total expenses after fees waived, reimbursed and paid indirectly	0.55%[5,6]	0.55%[5]	0.58%	0.57%	0.55%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.55%[5,6]	0.55%[5]	0.55%	0.55%	0.55%	0.54%

Net investment income	1.52%[5,6]	1.57%[5]	1.24%	2.25%	2.71%	2.83%

Supplemental Data
Net assets, end of period (000)	$432,664	$390,925	$428,182	$622,556	$462,058	$557,610

Portfolio turnover rate[8]	563%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A	N/A

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	149%	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%	611%

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.82	$9.71	$10.48	$10.45	$10.46	$10.29

Net investment income[1]	0.06	0.12	0.08	0.20	0.24	0.26
Net realized and unrealized gain (loss)	0.14	0.21	(0.31)	0.32	0.41	0.39

Net increase (decrease) from investment operations	0.20	0.33	(0.23)	0.52	0.65	0.65

Distributions from:[2]
Net investment income	(0.10)	(0.21)	(0.34)	(0.37)	(0.30)	(0.29)
Return of capital	—	(0.01)	—	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.10)	(0.22)	(0.54)	(0.49)	(0.66)	(0.48)

Net asset value, end of period	$9.92	$9.82	$9.71	$10.48	$10.45	$10.46

Total Return[3]
Based on net asset value	2.07%[4]	3.39%	(2.23)%	5.19%	6.55%	6.53%

Ratios to Average Net Assets
Total expenses	1.13%[5,6]	1.13%[5,7]	1.17%[7]	1.11%[7]	1.15%[7]	1.10%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[5,6]	0.90%[5]	0.93%	0.92%	0.90%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[5,6]	0.90%[5]	0.90%	0.90%	0.90%	0.90%

Net investment income	1.18%[5,6]	1.21%[5]	0.75%	1.88%	2.37%	2.50%

Supplemental Data
Net assets, end of period (000)	$55,378	$52,272	$51,353	$79,211	$35,929	$43,281

Portfolio turnover rate[8]	563%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A	N/A

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	149%	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%	611%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	65

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor A
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.87	$9.77	$10.54	$10.51	$10.51	$10.34

Net investment income[1]	0.06	0.12	0.09	0.20	0.24	0.26
Net realized and unrealized gain (loss)	0.14	0.20	(0.32)	0.32	0.42	0.39

Net increase (decrease) from investment operations	0.20	0.32	(0.23)	0.52	0.66	0.65

Distributions from:[2]
Net investment income	(0.10)	(0.21)	(0.34)	(0.37)	(0.30)	(0.29)
Return of capital	—	(0.01)	—	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.10)	(0.22)	(0.54)	(0.49)	(0.66)	(0.48)

Net asset value, end of period	$9.97	$9.87	$9.77	$10.54	$10.51	$10.51

Total Return[3]
Based on net asset value	2.04%[4]	3.26%	(2.21)%	5.18%	6.62%	6.50%

Ratios to Average Net Assets
Total expenses	1.10%[5,6]	1.09%[5]	1.09%	1.06%	1.07%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly	0.94%[5,6]	0.92%[5]	0.93%	0.91%	0.91%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.94%[5,6]	0.92%[5]	0.90%	0.90%	0.91%	0.90%

Net investment income	1.15%[5,6]	1.24%[5]	0.85%	1.90%	2.36%	2.47%

Supplemental Data
Net assets, end of period (000)	$158,702	$159,325	$310,492	$457,537	$323,201	$370,680

Portfolio turnover rate[7]	563%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A	N/A

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	149%	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%	611%

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor B
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.84	$9.73	$10.50	$10.47	$10.48	$10.31

Net investment income[1]	0.02	0.04	0.01	0.12	0.16	0.17
Net realized and unrealized gain (loss)	0.13	0.20	(0.32)	0.32	0.41	0.40

Net increase (decrease) from investment operations	0.15	0.24	(0.31)	0.44	0.57	0.57

Distributions from:[2]
Net investment income	(0.06)	(0.12)	(0.26)	(0.29)	(0.22)	(0.21)
Return of capital	—	(0.01)	—	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.06)	(0.13)	(0.46)	(0.41)	(0.58)	(0.40)

Net asset value, end of period	$9.93	$9.84	$9.73	$10.50	$10.47	$10.48

Total Return[3]
Based on net asset value	1.53%[4]	2.52%	(3.04)%	4.34%	5.70%	5.67%

Ratios to Average Net Assets
Total expenses	1.95%[5,6,7]	1.94%[5]	1.93%	1.88%	1.87%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly	1.78%[5,7]	1.77%[5]	1.78%	1.73%	1.71%	1.71%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.78%[5,7]	1.77%[5]	1.74%	1.71%	1.71%	1.71%

Net investment income	0.32%[5,7]	0.43%[5]	0.13%	1.12%	1.55%	1.66%

Supplemental Data
Net assets, end of period (000)	$1,042	$1,280	$2,812	$5,778	$7,518	$11,961

Portfolio turnover rate[8]	563%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the six months ended March 31, 2015.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	149%	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%	611%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	67

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor C
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.83	$9.72	$10.49	$10.46	$10.47	$10.30

Net investment income[1]	0.02	0.05	0.01	0.12	0.17	0.18
Net realized and unrealized gain (loss)	0.13	0.20	(0.32)	0.32	0.40	0.39

Net increase (decrease) from investment operations	0.15	0.25	(0.31)	0.44	0.57	0.57

Distributions from:[2]
Net investment income	(0.06)	(0.13)	(0.26)	(0.29)	(0.22)	(0.21)
Return of capital	—	(0.01)	—	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.06)	(0.14)	(0.46)	(0.41)	(0.58)	(0.40)

Net asset value, end of period	$9.92	$9.83	$9.72	$10.49	$10.46	$10.47

Total Return[3]
Based on net asset value	1.57%[4]	2.61%	(2.99)%	4.39%	5.74%	5.74%

Ratios to Average Net Assets
Total expenses	1.84%[5,6]	1.83%[5]	1.86%	1.82%	1.82%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.67%[5,6]	1.66%[5]	1.71%	1.67%	1.66%	1.65%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.67%[5,6]	1.66%[5]	1.68%	1.66%	1.66%	1.65%

Net investment income	0.42%[5,6]	0.50%[5]	0.10%	1.16%	1.60%	1.73%

Supplemental Data
Net assets, end of period (000)	$110,362	$119,398	$181,926	$311,721	$270,931	$358,606

Portfolio turnover rate[7]	563%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A	N/A

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	149%	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%	611%

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.75	$11.02	$12.00	$11.27	$11.19	$10.46

Net investment income (loss)[1]	(0.17)	0.24	0.24	0.19	0.43	0.23
Net realized and unrealized gain (loss)	0.26	(0.09)	(0.85)	0.80	0.44	0.74

Net increase (decrease) from investment operations	0.09	0.15	(0.61)	0.99	0.87	0.97

Distributions from:[2]
Net investment income	(0.11)	(0.27)	(0.17)	(0.21)	(0.43)	(0.21)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.11)	(0.42)	(0.37)	(0.26)	(0.79)	(0.24)

Net asset value, end of period	$10.73	$10.75	$11.02	$12.00	$11.27	$11.19

Total Return[3]
Based on net asset value	0.82%[4]	1.42%	(5.27)%	8.86%	8.21%	9.45%

Ratios to Average Net Assets
Total expenses	0.52%[5]	0.51%	0.48%	0.47%	0.50%	0.52%

Total expenses after fees waived, reimbursed and paid indirectly	0.34%[5]	0.34%	0.33%	0.32%	0.32%	0.32%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%[5]	0.32%	0.32%	0.32%	0.32%	0.32%

Net investment income (loss)	(3.24)%[5]	2.20%	2.09%	1.64%	3.94%	2.08%

Supplemental Data
Net assets, end of period (000)	$374,182	$347,282	$446,214	$455,027	$416,631	$339,249

Portfolio turnover rate	35%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	69

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.94	$11.23	$12.23	$11.49	$11.40	$10.66

Net investment income (loss)[1]	(0.19)	0.23	0.24	0.18	0.44	0.22
Net realized and unrealized gain (loss)	0.28	(0.10)	(0.87)	0.82	0.43	0.76

Net increase (decrease) from investment operations	0.09	0.13	(0.63)	1.00	0.87	0.98

Distributions from:[2]
Net investment income	(0.11)	(0.27)	(0.17)	(0.21)	(0.42)	(0.21)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.11)	(0.42)	(0.37)	(0.26)	(0.78)	(0.24)

Net asset value, end of period	$10.92	$10.94	$11.23	$12.23	$11.49	$11.40

Total Return[3]
Based on net asset value	0.81%[4]	1.19%	(5.35)%	8.76%	8.10%	9.30%

Ratios to Average Net Assets
Total expenses	0.63%[5,6]	0.64%[6]	0.60%[6]	0.56%[6]	0.60%[6]	0.58%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.46%[5]	0.46%	0.44%	0.43%	0.43%	0.40%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.44%[5]	0.44%	0.44%	0.43%	0.43%	0.40%

Net investment income (loss)	(3.43)%[5]	2.08%	2.04%	1.49%	3.91%	2.00%

Supplemental Data
Net assets, end of period (000)	$1,324,886	$1,187,477	$1,190,917	$1,937,316	$1,362,286	$968,736

Portfolio turnover rate	35%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 0.63%, 0.59%, 0.55% and 0.59%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015 and the year ended September 30, 2010.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.88	$11.18	$12.20	$11.49	$11.40	$10.67

Net investment income (loss)[1]	(0.20)	0.20	0.21	0.15	0.41	0.19
Net realized and unrealized gain (loss)	0.27	(0.10)	(0.88)	0.80	0.44	0.75

Net increase (decrease) from investment operations	0.07	0.10	(0.67)	0.95	0.85	0.94

Distributions from:[2]
Net investment income	(0.11)	(0.25)	(0.15)	(0.19)	(0.40)	(0.18)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.11)	(0.40)	(0.35)	(0.24)	(0.76)	(0.21)

Net asset value, end of period.	$10.84	$10.88	$11.18	$12.20	$11.49	$11.40

Total Return[3]
Based on net asset value	0.63%[4]	0.93%	(5.64)%	8.38%	7.84%	8.98%

Ratios to Average Net Assets
Total expenses	0.94%[5,6]	0.93%[6]	0.89%[6]	0.86%	0.85%[6]	0.86%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.77%[5]	0.77%	0.75%	0.73%	0.70%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.75%[5]	0.75%	0.75%	0.73%	0.70%	0.68%

Net investment income (loss)	(3.73)%[5]	1.82%	1.76%	1.23%	3.61%	1.72%

Supplemental Data
Net assets, end of period (000)	$50,345	$44,373	$58,842	$88,555	$84,824	$79,862

Portfolio turnover rate	35%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2015 and the years ended September 30, 2014 and September 30, 2013, the ratio would have been 0.92%, 0.92% and 0.88%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2011 and September 30, 2010.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	71

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.77	$11.07	$12.09	$11.39	$11.30	$10.57

Net investment income (loss)[1]	(0.19)	0.16	0.21	0.13	0.39	0.18
Net realized and unrealized gain (loss)	0.26	(0.06)	(0.88)	0.81	0.45	0.76

Net increase (decrease) from investment operations	0.07	0.10	(0.67)	0.94	0.84	0.94

Distributions from:[2]
Net investment income	(0.11)	(0.25)	(0.15)	(0.19)	(0.39)	(0.18)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.11)	(0.40)	(0.35)	(0.24)	(0.75)	(0.21)

Net asset value, end of period	$10.73	$10.77	$11.07	$12.09	$11.39	$11.30

Total Return[3]
Based on net asset value	0.63%[4]	0.95%	(5.70)%	8.33%	7.83%	9.03%

Ratios to Average Net Assets
Total expenses	1.01%[5,6]	1.06%[5]	0.99%	0.95%	0.98%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly	0.78%[6]	0.78%	0.76%	0.76%	0.76%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.76%[6]	0.76%	0.76%	0.76%	0.76%	0.74%

Net investment income (loss)	(3.47)%[6]	1.45%	1.78%	1.12%	3.50%	1.69%

Supplemental Data
Net assets, end of period (000)	$528,899	$651,951	$1,344,080	$2,089,999	$1,542,505	$1,427,762

Portfolio turnover rate	35%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2014, the ratio would have been 1.02%. There was no financial impact to the expense ratio for the six months ended March 31, 2015.

[6]	Annualized.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor B
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.87	$11.93	$11.29	$11.22	$10.52

Net investment income (loss)[1]	(0.22)	0.06	0.11	0.05	0.29	0.11
Net realized and unrealized gain (loss)	0.25	(0.05)	(0.85)	0.79	0.45	0.74

Net increase (decrease) from investment operations	0.03	0.01	(0.74)	0.84	0.74	0.85

Distributions from:[2]
Net investment income	(0.11)	(0.20)	(0.12)	(0.15)	(0.31)	(0.12)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.11)	(0.35)	(0.32)	(0.20)	(0.67)	(0.15)

Net asset value, end of period	$10.45	$10.53	$10.87	$11.93	$11.29	$11.22

Total Return[3]
Based on net asset value	0.27%[4]	0.11%	(6.38)%	7.55%	6.98%	8.20%

Ratios to Average Net Assets
Total expenses	1.83%[5,6]	1.72%[6]	1.66%	1.63%	1.66%	1.67%

Total expenses after fees waived, reimbursed and paid indirectly	1.65%[5]	1.57%	1.54%	1.51%	1.51%	1.50%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.63%[5]	1.55%	1.53%	1.51%	1.51%	1.50%

Net investment income (loss)	(4.20)%[5]	0.56%	0.99%	0.45%	2.66%	0.99%

Supplemental Data
Net assets, end of period (000)	$845	$1,269	$3,389	$7,301	$8,815	$11,416

Portfolio turnover rate	35%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015, the ratio would have been 1.81%. There was no financial impact to the expense ratio for the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	73

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor C
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.62	$10.95	$12.01	$11.36	$11.29	$10.58

Net investment income (loss)[1]	(0.23)	0.11	0.12	0.06	0.31	0.11
Net realized and unrealized gain (loss)	0.26	(0.09)	(0.86)	0.80	0.44	0.76

Net increase (decrease) from investment operations	0.03	0.02	(0.74)	0.86	0.75	0.87

Distributions from:[2]
Net investment income	(0.11)	(0.20)	(0.12)	(0.16)	(0.32)	(0.13)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.11)	(0.35)	(0.32)	(0.21)	(0.68)	(0.16)

Net asset value, end of period	$10.54	$10.62	$10.95	$12.01	$11.36	$11.29

Total Return[3]
Based on net asset value	0.26%[4]	0.24%	(6.31)%	7.62%	7.00%	8.29%

Ratios to Average Net Assets
Total expenses	1.66%[5]	1.64%	1.59%	1.57%	1.60%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly	1.52%[5]	1.49%	1.47%	1.45%	1.45%	1.44%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.49%[5]	1.47%	1.47%	1.44%	1.45%	1.44%

Net investment income (loss)	(4.30)%[5]	0.98%	1.06%	0.50%	2.80%	0.98%

Supplemental Data
Net assets, end of period (000)	$285,311	$317,089	$464,790	$788,158	$712,070	$668,608

Portfolio turnover rate	35%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock Investment Grade Bond Portfolio

	BlackRock
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.83	$10.14	$12.21	$11.68	$11.45	$10.54

Net investment income[1]	0.15	0.35	0.40	0.45	0.49	0.51
Net realized and unrealized gain (loss)	0.16	0.39	(1.11)	1.05	0.71	0.96

Net increase (decrease) from investment operations	0.31	0.74	(0.71)	1.50	1.20	1.47

Distributions from:[2]
Net investment income	(0.14)	(0.33)	(0.39)	(0.44)	(0.48)	(0.52)
Net realized gain	—	(0.72)	(0.97)	(0.53)	(0.49)	(0.04)

Total distributions	(0.14)	(1.05)	(1.36)	(0.97)	(0.97)	(0.56)

Net asset value, end of period	$10.00	$9.83	$10.14	$12.21	$11.68	$11.45

Total Return[3]
Based on net asset value	3.19%[4]	7.83%	(6.56)%	13.61%	11.96%	14.53%

Ratios to Average Net Assets
Total expenses	0.91%[5,6]	0.89%[5]	0.70%	0.69%	0.70%	0.68%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%[5,6]	0.47%[5]	0.45%	0.45%	0.45%	0.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[5,6]	0.45%[5]	0.45%	0.45%	0.45%	0.45%

Net investment income	3.06%[5,6]	3.58%[5]	3.60%	3.83%	4.59%	4.86%

Supplemental Data
Net assets, end of period (000)	$51,648	$63,576	$66,535	$195,167	$227,009	$273,303

Portfolio turnover rate[7]	45%	70%	119%	86%	104%	137%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	N/A	0.01%	N/A	N/A	N/A	N/A

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	105%	84%	83%	128%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	75

Financial Highlights (continued)	BlackRock Investment Grade Bond Portfolio

	Institutional
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.81	$10.12	$12.18	$11.66	$11.43	$10.54

Net investment income[1]	0.14	0.34	0.38	0.43	0.48	0.48
Net realized and unrealized gain (loss)	0.17	0.40	(1.09)	1.04	0.71	0.96

Net increase (decrease) from investment operations	0.31	0.74	(0.71)	1.47	1.19	1.44

Distributions from:[2]
Net investment income	(0.14)	(0.33)	(0.38)	(0.42)	(0.47)	(0.51)
Net realized gain	—	(0.72)	(0.97)	(0.53)	(0.49)	(0.04)

Total distributions	(0.14)	(1.05)	(1.35)	(0.95)	(0.96)	(0.55)

Net asset value, end of period	$9.98	$9.81	$10.12	$12.18	$11.66	$11.43

Total Return[3]
Based on net asset value	3.16%[4]	7.75%	(6.59)%	13.43%	11.86%	14.24%

Ratios to Average Net Assets
Total expenses	0.95%[5,6,7]	0.92%[5,7]	0.86%[7]	0.83%	0.84%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly	0.55%[5,6]	0.57%[5]	0.55%	0.55%	0.55%	0.49%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.55%[5,6]	0.55%[5]	0.55%	0.55%	0.55%	0.49%

Net investment income	2.90%[5,6]	3.50%[5]	3.48%	3.71%	4.51%	4.62%

Supplemental Data
Net assets, end of period (000)	$10,817	$5,755	$63,569	$61,711	$51,253	$2,329

Portfolio turnover rate[8]	45%	70%	119%	86%	104%	137%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	N/A	0.01%	N/A	N/A	N/A	N/A

[6]	Annualized.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2015, the ratio would have been 0.91%. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	105%	84%	83%	128%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock Investment Grade Bond Portfolio

	Investor A
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.81	$10.14	$12.20	$11.68	$11.45	$10.54

Net investment income[1]	0.12	0.32	0.35	0.39	0.44	0.47
Net realized and unrealized gain (loss)	0.17	0.37	(1.10)	1.05	0.71	0.95

Net increase (decrease) from investment operations	0.29	0.69	(0.75)	1.44	1.15	1.42

Distributions from:[2]
Net investment income	(0.12)	(0.30)	(0.34)	(0.39)	(0.43)	(0.47)
Net realized gain	—	(0.72)	(0.97)	(0.53)	(0.49)	(0.04)

Total distributions	(0.12)	(1.02)	(1.31)	(0.92)	(0.92)	(0.51)

Net asset value, end of period	$9.98	$9.81	$10.14	$12.20	$11.68	$11.45

Total Return[3]
Based on net asset value	2.97%[4]	7.20%	(6.89)%	13.07%	11.47%	14.05%

Ratios to Average Net Assets
Total expenses	1.29%[5,6,7]	1.29%[5,7]	1.16%[7]	1.07%[7]	1.12%[7]	1.09%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[5,6]	0.92%[5]	0.89%	0.85%	0.90%	0.88%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[5,6]	0.90%[5]	0.89%	0.85%	0.90%	0.87%

Net investment income	2.50%[5,6]	3.19%[5]	3.14%	3.33%	4.16%	4.42%

Supplemental Data
Net assets, end of period (000)	$22,775	$8,854	$18,391	$25,195	$14,626	$14,043

Portfolio turnover rate[8]	45%	70%	119%	86%	104%	137%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	N/A	0.01%	N/A	N/A	N/A	N/A

[6]	Annualized.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2015 and the years ended September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 1.26%, 1.26%, 1.15% and 1.11%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	105%	84%	83%	128%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	77

Financial Highlights	BlackRock Secured Credit Portfolio

	Institutional
	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.31	$10.30	$10.54	$10.20	$10.56	$10.00
Net investment income[2]	0.22	0.47	0.48	0.38	0.43	0.16
Net realized and unrealized gain (loss)	0.00 [3]	0.02	0.11 [4]	0.48 [4]	(0.25)	0.53
Net increase from investment operations	0.22	0.49	0.59	0.86	0.18	0.69
Distributions from:[5]
Net investment income	(0.24)	(0.45)	(0.47)	(0.34)	(0.39)	(0.13)
Net realized gain	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)	—
Total distributions	(0.25)	(0.48)	(0.83)	(0.52)	(0.54)	(0.13)
Net asset value, end of period	$10.28	$10.31	$10.30	$10.54	$10.20	$10.56

Total Return[6]
Based on net asset value	2.18%[7]	4.86%	5.81%	8.74%	1.75%	6.91%[7]

Ratios to Average Net Assets
Total expenses	0.79%[8,9]	0.88%[8]	1.05%	1.47%	1.13%	1.08%[9,10]
Total expenses after fees waived, reimbursed and paid indirectly	0.70%[8,9]	0.70%[8]	0.70%	0.85%	0.86%	0.70%[9]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%[8,9]	0.70%[8]	0.70%	0.70%	0.70%	0.70%[9]
Net investment income	4.21%[8,9]	4.49%[8]	4.57%	3.69%	4.13%	2.63%[9]

Supplemental Data
Net assets, end of period (000)	$166,226	$122,035	$25,225	$21,879	$58,353	$78,510
Portfolio turnover rate[11]	62%	65%	156%	507%	589%	349%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.02%	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 1.13% and 1.48% respectively.

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	316%	373%	236%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,086%	1,235%	511%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	748%	895%	360%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Secured Credit Portfolio

	Investor A
	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30, 2010
	(Unaudited)	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.31	$10.30	$10.53	$10.20	$10.55	$10.00

Net investment income[2]	0.20	0.44	0.43	0.35	0.40	0.17
Net realized and unrealized gain (loss)	0.01	0.02	0.153	0.483	(0.24)	0.49

Net increase from investment operations	0.21	0.46	0.58	0.83	0.16	0.66

Distributions from:[4]
Net investment income	(0.23)	(0.42)	(0.45)	(0.32)	(0.36)	(0.11)
Net realized gain	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)	—

Total distributions	(0.24)	(0.45)	(0.81)	(0.50)	(0.51)	(0.11)

Net asset value, end of period	$10.28	$10.31	$10.30	$10.53	$10.20	$10.55

Total Return[5]
Based on net asset value	2.06%[6]	4.60%	5.63%	8.37%	1.59%	6.64%[6]

Ratios to Average Net Assets
Total expenses	1.13%[7,8]	1.13%[7]	1.16%[9]	1.76%	1.46%	1.41%[8,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.95%[7,8]	0.95%[7]	0.95%	1.10%	1.11%	0.94%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.95%[7,8]	0.95%[7]	0.95%	0.95%	0.95%	0.94%[8]

Net investment income	4.00%[7,8]	4.22%[7]	4.13%	3.42%	3.88%	2.72%[8]

Supplemental Data
Net assets, end of period (000)	$86,791	$87,100	$90,484	$22,199	$17,579	$17,908

Portfolio turnover rate[11]	62%	65%	156%	507%	589%	349%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.02%	N/A	N/A	N/A	N/A

[8]	Annualized.

[9]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.15%.

[10]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 1.13% and 1.48% respectively.

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	316%	373%	236%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,086%	1,235%	511%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	748%	895%	360%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	79

Financial Highlights (concluded)	BlackRock Secured Credit Portfolio

	Investor C
	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30, 2010
	(Unaudited)	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.31	$10.30	$10.54	$10.20	$10.56	$10.00

Net investment income[2]	0.17	0.36	0.37	0.27	0.32	0.12
Net realized and unrealized gain (loss)	0.00 [3]	0.03	0.12 [4]	0.49 [4]	(0.25)	0.51

Net increase from investment operations	0.17	0.39	0.49	0.76	0.07	0.63

Distributions from:[5]
Net investment income	(0.19)	(0.35)	(0.37)	(0.24)	(0.28)	(0.07)
Net realized gain	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)	—

Total distributions	(0.20)	(0.38)	(0.73)	(0.42)	(0.43)	(0.07)

Net asset value, end of period	$10.28	$10.31	$10.30	$10.54	$10.20	$10.56

Total Return[6]
Based on net asset value	1.68%[7]	3.82%	4.75%	7.67%	0.73%	6.29%[7]

Ratios to Average Net Assets
Total expenses	1.84%[8,9]	1.90%[8]	2.03%[10]	2.51%	2.21%	2.14%[9,11]

Total expenses after fees waived, reimbursed and paid indirectly	1.70%[8,9]	1.70%[8]	1.70%	1.85%	1.86%	1.68%[9]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%[8,9]	1.70%[8]	1.70%	1.70%	1.70%	1.68%[9]

Net investment income	3.24%[8,9]	3.49%[8]	3.55%	2.65%	3.11%	1.97%[9]

Supplemental Data
Net assets, end of period (000)	$22,264	$21,768	$17,277	$14,841	$14,567	$16,148

Portfolio turnover rate[12]	62%	65%	156%	507%	589%	349%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.02%	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.21%.

[12]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,				Period February 26, 2010[1] to September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	316%	373%	236%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,086%	1,235%	511%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	748%	895%	360%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.59	$10.52	$10.94	$10.94	$10.99	$10.61

Net investment income[1]	0.09	0.19	0.12	0.17	0.26	0.33
Net realized and unrealized gain (loss)	0.23	0.16	(0.32)	0.19	0.18	0.51

Net increase (decrease) from investment operations	0.32	0.35	(0.20)	0.36	0.44	0.84

Distributions from:[2]
Net investment income	(0.13)	(0.28)	(0.22)	(0.19)	(0.29)	(0.39)
Net realized gain	—	—	—	(0.17)	(0.20)	(0.07)

Total distributions	(0.13)	(0.28)	(0.22)	(0.36)	(0.49)	(0.46)

Net asset value, end of period	$10.78	$10.59	$10.52	$10.94	$10.94	$10.99

Total Return[3]
Based on net asset value	3.08%[4]	3.37%	(1.84)%	3.51%	4.09%	8.19%

Ratios to Average Net Assets
Total expenses	0.90%[5]	0.90%	0.84%	0.83%	0.90%[6]	0.91%

Total expenses after fees waived, reimbursed and paid indirectly	0.64%[5]	0.64%	0.64%	0.62%	0.62%	0.67%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%[5]	0.62%	0.62%	0.62%	0.62%	0.62%

Net investment income	1.76%[5]	1.78%	1.14%	1.54%	2.47%	3.15%

Supplemental Data
Net assets, end of period (000)	$150,907	$154,168	$150,202	$171,180	$178,609	$182,794

Portfolio turnover rate[7]	526%	948%	1,532%	790%	794%	974%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	334%	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	81

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.58	$10.51	$10.93	$10.93	$10.98	$10.61

Net investment income[1]	0.08	0.17	0.10	0.14	0.23	0.31
Net realized and unrealized gain (loss)	0.23	0.16	(0.32)	0.20	0.18	0.49

Net increase (decrease) from investment operations	0.31	0.33	(0.22)	0.34	0.41	0.80

Distributions from:[2]
Net investment income	(0.12)	(0.26)	(0.20)	(0.17)	(0.26)	(0.36)
Net realized gain	—	—	—	(0.17)	(0.20)	(0.07)

Total distributions	(0.12)	(0.26)	(0.20)	(0.34)	(0.46)	(0.43)

Net asset value, end of period.	$10.77	$10.58	$10.51	$10.93	$10.93	$10.98

Total Return[3]
Based on net asset value	2.98%[4]	3.18%	(2.03)%	3.22%	3.91%	7.77%

Ratios to Average Net Assets
Total expenses	1.13%[5]	1.12%	1.12%	1.07%[6]	1.16%[6]	1.18%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%[5]	0.83%	0.83%	0.81%	0.89%	0.97%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%[5]	0.81%	0.81%	0.81%	0.89%	0.92%

Net investment income.	1.55%[5]	1.59%	0.96%	1.34%	2.13%	2.88%

Supplemental Data
Net assets, end of period (000)	$3,926	$3,873	$3,777	$5,021	$7,369	$4,030

Portfolio turnover rate[7]	526%	948%	1,532%	790%	794%	974%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.15%. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	334%	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor A
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.61	$10.54	$10.97	$10.96	$11.01	$10.64

Net investment income[1]	0.08	0.16	0.10	0.13	0.22	0.29
Net realized and unrealized gain (loss)	0.23	0.16	(0.34)	0.21	0.18	0.50

Net increase (decrease) from investment operations	0.31	0.32	(0.24)	0.34	0.40	0.79

Distributions from:[2]
Net investment income	(0.12)	(0.25)	(0.19)	(0.16)	(0.25)	(0.35)
Net realized gain	—	—	—	(0.17)	(0.20)	(0.07)

Total distributions	(0.12)	(0.25)	(0.19)	(0.33)	(0.45)	(0.42)

Net asset value, end of period	$10.80	$10.61	$10.54	$10.97	$10.96	$11.01

Total Return[3]
Based on net asset value	2.93%[4]	3.08%	(2.20)%	3.15%	3.79%	7.64%

Ratios to Average Net Assets
Total expenses	1.11%[5]	1.10%	1.07%	1.05%	1.08%	1.12%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[5]	0.92%	0.92%	0.96%	0.96%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[5]	0.90%	0.90%	0.96%	0.95%	1.02%

Net investment income	1.46%[5]	1.50%	0.89%	1.20%	1.99%	2.74%

Supplemental Data
Net assets, end of period (000)	$510,284	$520,869	$602,786	$742,413	$767,193	$267,436

Portfolio turnover rate[7]	526%	948%	1,532%	790%	794%	974%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived fees. There was no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	334%	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	83

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B
	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.51	$10.93	$10.93	$10.98	$10.61

Net investment income[1]	0.03	0.07	0.02	0.03	0.13	0.19
Net realized and unrealized gain (loss)	0.22	0.16	(0.34)	0.20	0.17	0.52

Net increase (decrease) from investment operations	0.25	0.23	(0.32)	0.23	0.30	0.71

Distributions from:[2]
Net investment income	(0.07)	(0.18)	(0.10)	(0.06)	(0.15)	(0.27)
Net realized gain	—	—	—	(0.17)	(0.20)	(0.07)

Total distributions	(0.07)	(0.18)	(0.10)	(0.23)	(0.35)	(0.34)

Net asset value, end of period	$10.74	$10.56	$10.51	$10.93	$10.93	$10.98

Total Return[3]
Based on net asset value	2.43%[4]	2.19%	(2.95)%	2.19%	2.88%	6.81%

Ratios to Average Net Assets
Total expenses	2.10%[5,6]	2.20%[6]	2.13%[6]	1.96%[6]	2.01%[6]	2.00%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.78%[5]	1.78%	1.78%	1.85%	1.88%	1.93%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.76%[5]	1.76%	1.76%	1.85%	1.88%	1.88%

Net investment income	0.65%[5]	0.66%	0.16%	0.31%	1.21%	1.80%

Supplemental Data
Net assets, end of period (000)	$571	$885	$2,210	$5,388	$10,306	$9,864

Portfolio turnover rate[7]	526%	948%	1,532%	790%	794%	974%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and September 30, 2010, the ratio would have been 2.11%, 2.12%, 1.94%, 1.93% and 1.96%, respectively. There was no financial impact to the expense ratio for the six months ended March 31, 2015.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	334%	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B1
	Six Months Ended March 31, 2015	Year Ended September 30,			Period July 18, 2011[1] to September 30,
	(Unaudited)	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.58	$10.51	$10.93	$10.93	$10.64

Net investment income[2]	0.05	0.10	0.06	0.08	0.03
Net realized and unrealized gain (loss)	0.22	0.16	(0.35)	0.20	0.29

Net increase (decrease) from investment operations	0.27	0.26	(0.29)	0.28	0.32

Distributions from:[3]
Net investment income	(0.09)	(0.19)	(0.13)	(0.11)	(0.03)
Net realized gain	—	—	—	(0.17)	—

Total distributions	(0.09)	(0.19)	(0.13)	(0.28)	(0.03)

Net asset value, end of period	$10.76	$10.58	$10.51	$10.93	$10.93

Total Return[4]
Based on net asset value	2.56%[5]	2.53%	(2.66)%	2.69%	2.98%[5]

Ratios to Average Net Assets
Total expenses	2.05%[6]	2.13%[7]	1.97%[7]	1.78%[7]	1.69%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.47%[6]	1.48%	1.47%	1.45%	1.45%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.45%[6]	1.45%	1.45%	1.45%	1.45%[6]

Net investment income	0.92%[6]	0.96%	0.53%	0.70%	1.19%[6]

Supplemental Data
Net assets, end of period (000)	$1,976	$2,169	$4,632	$17,793	$48,148

Portfolio turnover rate[8]	526%	948%	1,532%	790%	794%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2012, the ratio would have been 2.12%, 1.96% and 1.76%, respectively.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	334%	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	85

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Six Months Ended March 31, 2015		Year Ended September 30,
	(Unaudited)		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$10.60		$10.53	$10.95	$10.95	$11.00	$10.62

Net investment income[1]	0.03		0.07	0.01	0.04	0.13	0.21
Net realized and unrealized gain (loss)	0.23		0.16	(0.33)	0.20	0.18	0.51

Net increase (decrease) from investment operations	0.26		0.23	(0.32)	0.24	0.31	0.72

Distributions from:[2]
Net investment income	(0.07)		(0.16)	(0.10)	(0.07)	(0.16)	(0.27)
Net realized gain	—		—	—	(0.17)	(0.20)	(0.07)

Total distributions	(0.07)		(0.16)	(0.10)	(0.24)	(0.36)	(0.34)

Net asset value, end of period	$10.79		$10.60	$10.53	$10.95	$10.95	$11.00

Total Return[3]
Based on net asset value	2.51	%4	2.25%	(2.91)%	2.23%	2.88%	6.90%

Ratios to Average Net Assets
Total expenses	1.92%[5]		1.92%[6]	1.89%[6]	1.87%[6]	1.89%[6]	1.92%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.74%[5]		1.74%	1.74%	1.78%	1.76%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%[5]		1.72%	1.72%	1.78%	1.76%	1.82%

Net investment income	0.64%[5]		0.69%	0.09%	0.38%	1.25%	1.96%

Supplemental Data
Net assets, end of period (000)	$53,364		$54,894	$69,749	$101,144	$110,260	$58,567

Portfolio turnover rate[7]	526%		948%	1,532%	790%	794%	974%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2013, September 30, 2012 and September 30, 2011. Excluding the recoupment of past waived fees for the years ended September 30, 2014 and September 30, 2010, the ratio would have been 1.91% and 1.90%, respectively.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	334%	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C1
	Six Months Ended March 31, 2015	Year Ended September 30,			Period July 18, 2011[1] to September 30,
	(Unaudited)	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.60	$10.53	$10.95	$10.95	$10.66

Net investment income[2]	0.04	0.09	0.03	0.07	0.02
Net realized and unrealized gain (loss)	0.22	0.16	(0.33)	0.20	0.30

Net increase (decrease) from investment operations	0.26	0.25	(0.30)	0.27	0.32

Distributions from:[3]
Net investment income	(0.08)	(0.18)	(0.12)	(0.10)	(0.03)
Net realized gain	—	—	—	(0.17)	—

Total distributions	(0.08)	(0.18)	(0.12)	(0.27)	(0.03)

Net asset value, end of period	$10.78	$10.60	$10.53	$10.95	$10.95

Total Return[4]
Based on net asset value	2.51%[5]	2.44%	(2.73)%	2.49%	2.96%[5]

Ratios to Average Net Assets
Total expenses	1.75%[6]	1.75%[7]	1.75%[7]	1.77%[7]	1.75%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.55%[6]	1.55%	1.55%	1.53%	1.53%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%[6]	1.53%	1.53%	1.53%	1.53%[6]

Net investment income	0.83%[6]	0.87%	0.26%	0.63%	1.09%[6]

Supplemental Data
Net assets, end of period (000)	$78,284	$81,936	$93,384	$118,369	$130,322

Portfolio turnover rate[8]	526%	948%	1,532%	790%	794%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013. Excluding the recoupment of past waived fees for the year ended September 30, 2012, the ratio would have been 1.76%.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,			Period July 18, 2011[1] to September 30,
	(Unaudited)	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	334%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	87

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Class R
	Six Months Ended March 31, 2015	Year Ended September 30,			Period July 18, 2011[1] to September 30,
	(Unaudited)	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.61	$10.54	$10.96	$10.97	$10.67

Net investment income[2]	0.06	0.13	0.06	0.10	0.03
Net realized and unrealized gain (loss)	0.23	0.16	(0.32)	0.19	0.31

Net increase (decrease) from investment operations	0.29	0.29	(0.26)	0.29	0.34

Distributions from:[3]
Net investment income	(0.10)	(0.22)	(0.16)	(0.13)	(0.04)
Net realized gain	—	—	—	(0.17)	—

Total distributions	(0.10)	(0.22)	(0.16)	(0.30)	(0.04)

Net asset value, end of period	$10.80	$10.61	$10.54	$10.96	$10.97

Total Return[4]
Based on net asset value	2.77%[5]	2.76%	(2.41)%	2.74%	3.12%[5]

Ratios to Average Net Assets
Total expenses	1.42%[6]	1.42%	1.42%[7]	1.41%[7]	1.51%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.23%[6]	1.23%	1.23%	1.21%	1.21%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.21%[6]	1.21%	1.21%	1.21%	1.21%[6]

Net investment income	1.15%[6]	1.19%	0.58%	0.95%	1.41%[6]

Supplemental Data
Net assets, end of period (000)	$23,042	$23,967	$26,378	$36,167	$40,523

Portfolio turnover rate[8]	526%	948%	1,532%	790%	794%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.41% and 1.38%, respectively.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015	Year Ended September 30,			Period July 18, 2011[1] to September 30,
	(Unaudited)	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	334%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein referred to as	Diversification Classification
BlackRock GNMA Bond Portfolio	GNMA	Diversified
BlackRock Inflation Protected Bond Portfolio	Inflation Protected Bond	Non-diversified
BlackRock Investment Grade Bond Portfolio	Investment Grade Bond	Diversified
BlackRock Secured Credit Portfolio	Secured Credit	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bears expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
BlackRock, Institutional and Class R Shares	No	No	None
Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after 7 years
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Class C Shares	No	Yes	None
Investor C1 Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

BLACKROCK FUNDS II	MARCH 31, 2015	89

Notes to Financial Statements (continued)

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

90	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions, if any, that exceeds each Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than each Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or their classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie

BLACKROCK FUNDS II	MARCH 31, 2015	91

Notes to Financial Statements (continued)

Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred

92	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Secured Credit may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of March 31, 2015, Secured Credit had outstanding bridge loan commitments of $460,000. In connection with either of these commitments, Secured Credit earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities and Statements of Operations. As of March 31, 2015, Secured Credit had no outstanding unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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Notes to Financial Statements (continued)

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Secured Credit may enter into commitments, or agreements, to acquire an investment at a future date (subject to conditionality) in connection with a potential public or non-public offering. Such agreements may obligate Secured Credit to make future cash payments. As of March 31, 2015, Secured Credit had outstanding commitments of $2,208,000.

Borrowed Bond Agreements: U.S. Government Bond may enter into borrowed bond agreements. In a borrowed bond agreement, U.S. Government Bond borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and U.S. Government Bond at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between U.S. Government Bond and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. U.S. Government Bond may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the six months ended March 31, 2015, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Inflation Protected Bond	$436,122,661	0.09%
Investment Grade Bond	$177,149	0.33%
U.S. Government Bond	$276,060,500	(0.04)%

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Notes to Financial Statements (continued)

Borrowed bond agreements and reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of March 31, 2015, the following tables are a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount[2]
Inflation Protected Bond
Counterparty
BNP Paribas Securities Corp.	$178,766,317	$(179,244,358)	$ 478,041	—	—
Deutsche Bank Securities, Inc.	26,281,125	(26,797,854)	551,206	—	$ 34,477
Merrill Lynch, Pierce, Fenner & Smith, Inc.	107,385,737	(107,024,048)	—	—	361,689
Morgan Stanley & Co. LLC	69,288,004	(68,872,004)	—	$(416,000)	—
RBC Capital Markets LLC	37,875,748	(37,875,748)	—	—	—

Total	$419,596,931	$(419,814,012)	$1,029,247	$(416,000)	$396,166

U.S. Government Bond
Counterparty
Credit Suisse Securities (USA) LLC	$ 24,751,540	$ (24,751,540)	—	—	—
Deutsche Bank Securities, Inc.	16,577,155	(16,577,155)	—	—	—
J.P. Morgan Securities LLC	51,728,428	(51,728,428)	—	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	112,318,425	(112,166,002)	—	—	$152,423

Total	$205,375,548	$(205,223,125)	—	—	$152,423

[1]

Collateral with a value of $420,227,183 for Inflation Protected Bond and $205,554,566 for U.S. Government Bond has been pledged/received in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

BLACKROCK FUNDS II	MARCH 31, 2015	95

Notes to Financial Statements (continued)

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

96	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, transactions in options written including swaptions and currency options were as follows:

	GNMA
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	—	50,000	$1,725,056	—	50,000	$1,725,054
Options written	175	14,600	462,511	—	29,600	553,346
Options exercised	—	—	—	—	—	—
Options expired	(175)	(8,600)	(636,692)	—	(8,600)	(604,150)
Options closed	—	(56,000)	(1,550,875)	—	(71,000)	(1,674,250)

Outstanding options, end of period	—	—	—	—	—	—

	Inflation Protected Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	1,314	101,800	$3,102,356	—	253,475	$6,689,582
Options written	3,334	436,011	9,119,702	11,934	474,715	7,260,475
Options exercised	—	(111,240)	(2,764,337)	—	(118,475)	(1,063,812)
Options expired	(770)	(88,290)	(929,156)	(10,536)	(119,210)	(1,748,144)
Options closed	(3,878)	(20,000)	(3,337,078)	—	(178,195)	(3,900,006)

Outstanding options, end of period	—	318,281	$5,191,487	1,398	312,310	$7,238,095

	Investment Grade Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	—	1,700	$162,307	156	36,100	$751,995
Options written	—	1,230	25,087	—	1,230	36,720
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options closed	—	(1,700)	(162,307)	—	(1,700)	(162,308)

Outstanding options, end of period	—	1,230	$25,087	156	35,630	$626,407

	U.S. Government Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	298	108,305	$3,349,478	54	127,568	$3,747,628
Options written	298	81,126	1,596,352	96	113,926	1,973,042
Options exercised	—	(24,900)	(800,950)	—	—	—
Options expired	(552)	(5,000)	(113,150)	(76)	(29,900)	(854,606)
Options closed	(44)	(102,602)	(2,653,323)	(74)	(128,265)	(2,855,676)

Outstanding options, end of period	—	56,929	$1,378,407	—	83,329	$2,010,388

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon

BLACKROCK FUNDS II	MARCH 31, 2015	97

Notes to Financial Statements (continued)

entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Inflation rate caps and floors — Inflation Protected Bond enters into inflation rates caps and floors to gain or reduce exposure to inflation rates by economically hedging the value of the fixed rate bond which may decrease when inflation rates (other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate cap would be the notional amount times the percentage increase in inflation rates determined by the difference between the inflation index current value and the value at the time the cap was entered into. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate floor would be the notional amount times the percentage increase in inflation rates determined by the difference between the inflation index current value and the value at the time the floor was entered into.

98	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2015
	Derivative Assets
		GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]; Swap premiums paid	$349,897	$16,654,595	$414,786	—	$2,720,876
Foreign currency exchange contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]	—	14,141,557	—	$176,352	1,654,624
Credit contracts	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	172,527	—	—
Other contracts	Unrealized appreciation on OTC swaps; Unrealized appreciation on Inflation indexed caps; Inflation indexed floors premiums paid	—	1,916,140	—	—	—
Total		$349,897	$32,712,292	$587,313	$176,352	$4,375,500

	Derivative Liabilities
		GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1] Unrealized depreciation on OTC swaps; Swap premiums received; Options written at value	$742,017	$23,556,558	$502,844	—	$5,198,388
Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts; Options written at value	—	1,565,041	—	—	273,915
Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	448,636	—	—
Other contracts	Unrealized depreciation on OTC swaps; Unrealized depreciation on Inflation indexed floors; Inflation indexed caps premiums received; Swap premiums received	—	1,034,524	—	—	—
Total		$742,017	$26,156,123	$951,480	—	$5,472,303

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

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Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2015
	Net Realized Gain (Loss) From
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$1,183,521	$(13,868,251)	$316,937	$(381,826)	$(5,370,196)
Swaps	(3,159,380)	(1,291,449)	(26,477)	—	(2,512,528)
Options[1]	53,022	(3,760,448)	42,728	—	(1,301,079)
Foreign currency exchange contracts:
Foreign currency transactions	—	42,426,221	1,148	373,125	3,928,218
Options[1]	—	124,294	—	—	593,136
Credit contracts:
Swaps	—	—	(132,801)	(189,068)	—

Total	$(1,922,837)	$23,630,367	$201,535	$(197,769)	$(4,662,449)

	Net Change in Unrealized Appreciation/Depreciation on
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(559,888)	$(3,216,801)	$126,443	$(61,119)	$(491,528)
Swaps	(76,482)	(7,273,935)	(221,909)	—	(423,270)
Options[1]	699,196	(4,230,003)	(84,666)	—	(951,351)
Foreign currency exchange contracts:
Foreign currency translations	—	(2,343,540)	(1,436)	46,859	563,501
Options[1]	—	(1,195,639)	—	—	1,758
Credit contracts:
Swaps	—	—	(26,195)	100,964	—
Other contracts:
Swaps	—	(1,575,555)	—	—	—
Inflation indexed caps and floors	—	74,840	—	—	—

Total	$62,826	$(19,760,633)	$(207,763)	$86,704	$(1,300,890)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Financial futures contracts:
Average notional value of contracts - long	$49,804,185	$528,055,805	$14,975,965	—	$99,057,499
Average notional value of contracts - short	$101,029,476	$1,383,947,680	$26,386,532	$4,881,680	$279,606,685
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	—	$479,774,178	—	$3,762,313	$39,511,487
Average amounts sold - in USD	—	$71,299,068	—	28,846	$6,418,211
Options:
Average value of option contracts purchased	—	$3,109,526	$25,853	—	$332,596
Average value of option contracts written	—	$2,296,956	$14,625	—	—
Average notional value of swaption contracts purchased	$38,300,000	$361,230,249	$19,075,000	—	$133,367,069
Average notional value of swaption contracts written	$64,600,000	$316,115,249	$35,630,000	—	$183,532,000
Average value of inflation indexed caps and floors written	—	$24,059	—	—	—
Average value of inflation indexed caps and floors purchased	—	$105,971	—	—	—
Credit default swaps:
Average notional amount - buy protection	—	—	$18,983,500	—	—
Average notional amount - sell protection	—	—	$3,805,000	—	—
Interest rate swaps:
Average notional amount - pays fixed rate	$14,650,000	$86,900,000	$4,576,000	—	$74,952,500
Average notional amount - receives fixed rate	$300,000	$35,200,000	$350,000	—	$12,750,000
Total return swaps:
Average notional amount	$214,079,409	$39,027,930	—	—	$201,128,971

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

100	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledgedby the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stand ready to perform under the terms of its agreements with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of March 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	GNMA		Inflation Protected Bond			Investment Grade Bond
	Assets	Liabilities	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$114,631	$100,403	$1,245,615		$895,994	$32,672		$14,950
Forward foreign currency exchange contracts	—	—	12,054,017		115,589	—		—
Inflation indexed caps and floors	—	—	1,053,377		1,034,524	—		—
Options	—	—	13,313,428	[1]	10,638,707	174,321	[1]	153,505
Swaps - Centrally cleared	—	1,770	753,446		—	—		12,618
Swaps - OTC[2]	228,492	271,282	862,763		—	172,527		448,636

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$343,123	$373,455	$29,282,646		$12,684,814	$379,520		$629,709
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(114,631)	(102,173)	(2,103,311)		(930,944)	(44,403)		(31,468)

Total derivative assets and liabilities subject to an MNA	$228,492	$271,282	$27,179,335		$11,753,870	$335,117		$598,241

BLACKROCK FUNDS II	MARCH 31, 2015	101

Notes to Financial Statements (continued)

	Secured Credit		U.S. Government Bond
	Assets	Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	—	$100,827		$70,087
Forward foreign currency exchange contracts	$176,352	—	1,402,863		273,915
Options	—	—	1,982,483	[1]	3,712,702
Swaps - Centrally cleared	—	—	38,826		—
Swaps - OTC[2]	—	—	214,189		257,563

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$176,352	—	$3,739,188		$4,314,267
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—	(140,116)		(70,087)

Total derivative assets and liabilities subject to an MNA	$176,352	—	$3,599,072		$4,244,180

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

As of March 31, 2015, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds:

GNMA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$171,097	$(79,604)	—	—	$91,493
Credit Suisse International	23,856	(23,856)	—	—	—
JPMorgan Chase Bank N.A.	33,539	(33,539)	—	—	—

Total	$228,492	$(136,999)	—	—	$91,493

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$79,604	$(79,604)	—	—	—
Credit Suisse International	79,352	(23,856)	—	—	$55,496
Goldman Sachs Bank USA	4,977	—	—	—	4,977
JPMorgan Chase Bank N.A.	107,349	(33,539)	—	—	73,810

Total	$271,282	$(136,999)	—	—	$134,283

Inflation Protected Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$118,783	$(4,135)	—	—	$114,648
Barclays Bank PLC	2,955,843	(19,874)	—	$(2,160,000)	775,969
BNP Paribas S.A.	930,303	(266,490)	—	—	663,813
Deutsche Bank AG	20,588,848	(10,752,129)	—	—	9,836,719
JPMorgan Chase Bank N.A.	601,441	(264,391)	—	—	337,050
Royal Bank of Canada	411,450	(7)	—	—	411,443
UBS AG	594,107	(389,446)	—	—	204,661
Westpac Banking Corp.	978,560	—	—	—	978,560

Total	$27,179,335	$(11,696,472)	—	$(2,160,000)	$13,322,863

102	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$4,135	$(4,135)	—	—	—
Barclays Bank PLC	19,874	(19,874)	—	—	—
BNP Paribas S.A.	266,490	(266,490)	—	—	—
Citibank N.A.	7,866	—	—	—	$7,866
Deutsche Bank AG	10,752,129	(10,752,129)	—	—	—
JPMorgan Chase Bank N.A.	264,391	(264,391)	—	—	—
Royal Bank of Canada	7	(7)	—	—	—
TD Securities, Inc.	49,532	—	—	—	49,532
UBS AG	389,446	(389,446)	—	—	—

Total	$11,753,870	$(11,696,472)	—	—	$57,398

Investment Grade Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$17,264	$(17,264)	—	—	—
Credit Suisse International	98,336	(98,336)	—	—	—
Deutsche Bank AG	97,186	(97,186)	—	—	—
JPMorgan Chase Bank N.A.	122,331	(122,331)	—	—	—

Total	$335,117	$(335,117)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$63,521	—	—	—	$63,521
Citibank N.A.	70,120	$(17,264)	—	—	52,856
Credit Suisse International	182,585	(98,336)	—	—	84,249
Deutsche Bank AG	134,347	(97,186)	—	—	37,161
JPMorgan Chase Bank N.A.	147,668	(122,331)	—	—	25,337

Total	$598,241	$(335,117)	—	—	$263,124

Secured Credit
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$8,402	—	—	—	$8,402
Citibank N.A.	13,256	—	—	—	13,256
UBS AG	154,694	—	—	—	154,694

Total	$176,352	—	—	—	$176,352

U.S. Government Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$1,204,920	$(1,097,007)	—	—	$107,913
Barclays Bank PLC	148	(148)	—	—	—
BNP Paribas S.A.	252,427	(2,172)	—	—	250,255
Citibank N.A.	1,754,855	(707,735)	—	—	1,047,120
Credit Suisse International	23,768	(23,768)	—	—	—
Deutsche Bank AG	278,592	(278,592)	—	—	—
Goldman Sachs International	2,775	—	—	—	2,775
HSBC Bank PLC	14,790	—	—	—	14,790
JPMorgan Chase Bank N.A.	51,051	(51,051)	—	—	—
Morgan Stanley Capital Services LLC	12,502	(12,502)	—	—	—
Royal Bank of Scotland PLC	1,249	(1,249)	—	—	—
State Street Bank and Trust Co.	1,890	—	—	—	1,890
UBS AG	105	—	—	—	105

Total	$3,599,072	$(2,174,224)	—	—	$1,424,848

BLACKROCK FUNDS II	MARCH 31, 2015	103

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$1,097,007	$(1,097,007)	—	—	—
Barclays Bank PLC	50,128	(148)	—	—	$49,980
BNP Paribas S.A.	2,172	(2,172)	—	—	—
Citibank N.A.	707,735	(707,735)	—	—	—
Credit Suisse International	78,385	(23,768)	—	—	54,617
Deutsche Bank AG	1,591,942	(278,592)	—	$(1,100,000)	213,350
Goldman Sachs Bank USA	4,977	—	—	—	4,977
JPMorgan Chase Bank N.A.	678,874	(51,051)	—	(560,000)	67,823
Morgan Stanley Capital Services LLC	28,990	(12,502)	—	—	16,488
Royal Bank of Scotland PLC	3,846	(1,249)	—	—	2,597
Standard Chartered Bank	124	—	—	—	124

Total	$4,244,180	$(2,174,224)	—	$(1,660,000)	$409,956

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion — $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion — $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any, except as noted for Secured Credit. The Manager has contractually agreed to waive its management fee by the amount of any management fees Secured Credit bears indirectly through its investment in the BlackRock Floating Rate Income Portfolio. The Manager has agreed not to discontinue this contractual waiver unless approved by the Board, including a majority of the independent trustees. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2015, the amounts waived were as follows:

GNMA	$46,605
Inflation Protected Bond	$8,005
Investment Grade Bond	$1,823
Secured Credit	$4,920
U.S. Government Bond	$5,360

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.50%	0.75%	0.55%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R shareholders.

104	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$68,357	$198,274	$5,709	—	$571,232	—	—	$843,572
Inflation Protected	$58,611	$738,658	$5,186	—	$1,500,623	—	—	$2,303,078
Investment Grade Bond	—	$15,072	—	—	—	—	—	$15,072
Secured Credit	—	$105,567	—	—	$108,337	—	—	$213,904
U.S. Government Bond	$5,010	$657,274	$3,522	$7,398	$272,029	$321,482	$57,968	$1,324,683

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
GNMA	$61,673	$3,441	$2,320	$67,434
Inflation Protected Bond	$15,291	$399	$848	$16,538
U.S. Government Bond	$68,469	$3,130	$3,255	$74,854

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Investor C1	Class R	Total
GNMA	$38	$12,762	$73	$2,544	$25	$1,591	—	—	$17,033
Inflation Protected Bond	$504	$1,305	$108	$4,641	$30	$1,929	—	—	$8,517
Investment Grade Bond	$48	$5	—	$269	—	—	—	—	$322
Secured Credit	—	113	—	$456	—	$200	—	—	$769
U.S. Government Bond	—	$530	$7	$21,424	$49	$573	$216	$43	$22,842

For the six months ended March 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$402	$239,519	$46,038	$113,620	$1,376	—	$76,943	—	—	$477,898
Inflation Protected Bond	$13,255	$765,474	$36,724	$732,131	$1,598	—	$230,642	—	—	$1,779,824
Investment Grade Bond	$8,818	$1,720	—	$9,078	—	—	—	—	—	$19,616
Secured Credit	—	$25,612	—	$52,370	—	—	$9,709	—	—	$87,691
U.S. Government Bond	—	$169,590	$3,696	$458,040	$1,373	$6,746	$65,486	$108,671	$28,111	$841,713

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion.	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which

BLACKROCK FUNDS II	MARCH 31, 2015	105

Notes to Financial Statements (continued)

is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the six months ended March 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration - class specific, in the Statements of Operations:

GNMA	$259,012
Inflation Protected Bond	$787,588
Investment Grade Bond	$22,327
Secured Credit	$79,360
U.S. Government Bond	$288,472

For the six months ended March 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$825	$46,977	$6,152	$17,883	$131	—	$12,944	—	—	$84,912
Inflation Protected Bond	$40,921	$115,351	$5,272	$63,802	$120	—	$34,037	—	—	$259,503
Investment Grade Bond	$5,887	$923	—	$1,327	—	—	—	—	—	$8,137
Secured Credit	—	$14,150	—	$9,538	—	—	$2,440	—	—	$26,128
U.S. Government Bond	—	$17,284	$435	$58,428	$82	$233	$6,143	$9,062	$2,615	$94,282

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

For Investment Grade Bond and Secured Credit and effective February 1, 2015 for GNMA, Inflation Protected Bond, and U.S. Government Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	0.52%	0.32%	0.45%	N/A	0.45%[1]
Institutional	0.55%	0.44%	0.55%	0.70%	0.62%
Service	0.90%	0.75%	N/A	N/A	0.81%
Investor A	1.07%	0.76%	0.90%	0.95%	0.90%
Investor B	1.85%	1.63%	N/A	N/A	1.76%
Investor B1	N/A	N/A	N/A	N/A	1.45%
Investor C	1.82%	1.62%	N/A	1.70%	1.72%
Investor C1	N/A	N/A	N/A	N/A	1.53%
Class R	1.93%[1]	1.79%[1]	2.22%[1]	N/A	1.21%

[1]	There were no shares outstanding as of March 31, 2015.

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to February 1, 2016 unless approved by the Board, including a majority of the independent trustees.

Prior to February 1, 2015 for GNMA, Inflation Protected Bond, and U.S. Government Bond, the manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limits expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets were as follows:

	GNMA		Inflation Protected Bond		U.S. Government Bond
	Contractual	Voluntary	Contractual	Voluntary	Contractual	Voluntary
BlackRock	0.52%	—	0.32%	—	0.45%	—
Institutional	0.60%	0.55%	0.44%	—	0.62%	—
Service	0.90%	—	0.75%	—	0.81%	—
Investor A	1.07%	—	0.85%	0.76%	1.07%	0.90%
Investor B	1.85%	—	1.63%	—	1.88%	1.76%
Investor B1	N/A	N/A	N/A	N/A	1.45%	—
Investor C	1.82%	—	1.62%	—	1.82%	1.72%
Investor C1	N/A	N/A	N/A	N/A	1.53%	—
Class R	1.93%	—	1.79%	—	1.21%	—

106	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

The amounts waived or reimbursed are included in fees waived by the Manager and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

For the six months ended March 31, 2015, the amounts included in fees waived by the Manager were as follows:

GNMA	$586,325
Inflation Protected Bond	$1,863,659
Investment Grade Bond	$142,873
Secured Credit	$34,280
U.S. Government Bond	$347,035

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$825	$46,977	$6,152	—	$9	—	—	—	—	$53,963
Inflation Protected Bond	$40,921	$113,021	$3,037	$55,387	$70	—	—	—	—	$212,436
Investment Grade Bond	$5,887	—	—	$7	—	—	—	—	—	$5,894
Secured Credit	—	$14,015	—	$9,538	—	—	$2,441	—	—	$25,994
U.S. Government Bond	—	$17,284	$435	$58,428	$52	$233	$6,143	$9,061	$2,615	$94,251

Transfer Agent Fees Waived	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$38	$12,762	$73	—	$1	—	—	—	—	$12,874
Inflation Protected Bond	$504	$1,281	$107	$4,641	$27	—	—	—	—	$6,560
Investment Grade Bond	$47	—	—	—	—	—	—	—	—	$47
Secured Credit	—	$109	—	$456	—	—	$200	—	—	$765
U.S. Government Bond	—	$530	$7	$21,424	$49	$13	$573	$216	$43	$22,855

Transfer Agent Fees Reimbursed	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$357	$162,260	$10,272	—	$1	—	—	—	—	$172,890
Inflation Protected Bond	$12,630	$25,182	$1,256	$182,042	$56	—	—	—	—	$221,166
Investment Grade Bond	$8,546	—	—	—	—	—	—	—	—	$8,546
Secured Credit	—	$20,579	—	$50,052	—	—	$8,725	—	—	$79,356
U.S. Government Bond	—	$116,000	$3,689	$176,288	$720	$4,876	$18,821	$36,579	$9,566	$366,539

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Total
GNMA	—	—	—	$41	$41
Inflation Protected Bond	$905	$4,485	$1,496	$108	$6,994
Investment Grade Bond	$1,716	—	$2,237	—	$3,953
U.S. Government Bond	—	—	—	$171	$171

BLACKROCK FUNDS II	MARCH 31, 2015	107

Notes to Financial Statements (continued)

On March 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2015	2016	2017
GNMA
Fund Level	$1,985,359	$1,219,703	$586,325
BlackRock	$11,232	$3,523	$1,221
Institutional	$320,488	$265,336	$221,999
Service	$62,610	$32,420	$16,497
Investor B	—	—	$10
Inflation Protected Bond
Fund Level	$5,599,818	$4,178,218	$1,863,659
BlackRock	$147,270	$118,613	$54,055
Institutional	$455,107	$443,834	$139,484
Service	—	$7,681	$4,400
Investor A	$240,574	$684,798	$242,071
Investor B	—	$11	$152
Investment Grade Bond
Fund Level	$576,298	$313,662	$142,873
BlackRock	$44,303	$32,790	$14,480
Institutional	$38,490	$7,688	—
Investor A	—	$2,000	$7
Secured Credit
Fund Level	$165,298	$192,856	$34,280
Institutional	$22,627	$34,689	$34,703
Investor A	$33,234	$82,814	$60,046
Investor C	$16,252	$18,491	$11,366
U.S. Government Bond
Fund Level	$759,338	$675,533	$347,035
Institutional	$222,782	$264,450	$133,815
Service	$10,005	$7,824	$4,130
Investor A	—	—	$256,141
Investor B	$6,016	$3,604	$822
Investor B1	$45,716	$17,517	$5,121
Investor C	$637	$10,083	$25,536
Investor C1	$142,471	$107,062	$45,856
Class R	$39,535	$25,448	$12,223

For the six months ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$5,395
Inflation Protected Bond	$5,621
Investment Grade Bond	$2,000
Secured Credit	$1,625
U.S. Government Bond	$12,055

For the six months ended March 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor B1	Investor C
GNMA	$186	$50	—	$3,038
Inflation Protected Bond	$100	$509	—	$1,082
Investment Grade Bond	$3	—	—	—
Secured Credit	$6,536	—	—	$3,185
U.S. Government Bond	$6	$610	$42	$989

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Sales
Investment Grade Bond	$129,931
Secured Credit	$456,390

108	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the six months ended March 31, 2015, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	GNMA		Inflation Protected Bond		Investment Grade Bond		Secured Credit		U.S. Government Bond
Non-U.S. Government Securities	$4,510,413,439		$121,627,287		$19,302,663		$120,753,981		$4,277,318,660
U.S. Government Securities	24,772,994		940,925,171		11,292,901		—		1,757,325,340

Total Purchases	$4,535,186,433		$1,062,552,458		$30,595,564		$120,753,981		$6,034,644,000

Sales
	GNMA		Inflation Protected Bond		Investment Grade Bond		Secured Credit		U.S. Government Bond
Non-U.S. Government Securities	$4,934,284,778	*	$39,686,945	*	$23,115,910	*	$67,347,902	*	$4,967,319,655	*
U.S. Government Securities	20,460,638		984,958,133		9,591,979		—		1,752,218,490

Total Sales	$4,954,745,416		$1,024,645,078		$32,707,889		$67,347,902		$6,719,538,145

*	Including paydowns.

For the six months ended March 31, 2015, purchases and sales related to mortgage dollar rolls were as follows:

	GNMA	U.S. Government Bond
Purchases	$3,334,308,002	$2,206,446,778
Sales	$3,337,116,403	$2,205,978,543

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	GNMA	Investment Grade Bond	U.S. Government Bond
2015	—	—	$2,245,207
2018	—	—	3,443,608
No expiration date[1]	$38,530,480	$2,689,348	32,621,109

Total	$38,530,480	$2,689,348	$38,309,924

[1]	Must be utilized prior to losses subject to expiration.

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Tax cost	$1,644,715,896	$2,850,265,775	$82,091,671	$292,407,378	$1,312,377,987

Gross unrealized appreciation	$16,774,270	$250,286,867	$3,023,879	$2,442,869	$40,932,812
Gross unrealized depreciation	(1,454,738)	(118,324,417)	(760,631)	(2,751,632)	(13,948,700)

Net unrealized appreciation/(depreciation)	$15,319,532	$131,962,450	$2,263,248	$(308,763)	$26,984,112

BLACKROCK FUNDS II	MARCH 31, 2015	109

Notes to Financial Statements (continued)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including GNMA, Inflation Protected Bond, Investment Grade Bond and U.S. Government Bond Portfolios, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Excluding commitments for certain funds, Secured Credit Portfolio and BlackRock Floating Rate Income Portfolio, a series of the Trust, can borrow up to an aggregate commitment amount of $850 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expense in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds and other considerations. During the six months ended March 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettledor open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

GNMA and U.S. Government Bond invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
GNMA	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,447,645	$14,328,796	283,719	$2,752,742
Shares issued in reinvestment of distributions	9,513	94,092	9,387	91,463
Shares redeemed	(193,550)	(1,910,224)	(228,349)	(2,212,445)

Net increase	1,263,608	$12,512,664	64,757	$631,760

110	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
GNMA (concluded)	Shares	Amount	Shares	Amount

Institutional
Shares sold	10,593,082	$105,054,347	13,929,225	$136,175,460
Shares issued in reinvestment of distributions	321,360	3,188,423	669,999	6,544,663
Shares redeemed	(7,104,243)	(70,463,264)	(18,847,009)	(183,790,686)

Net increase (decrease)	3,810,199	$37,779,506	(4,247,785)	$(41,070,563)

Service
Shares sold	1,070,005	$10,595,561	1,608,501	$15,692,395
Shares issued in reinvestment of distributions	57,212	567,061	112,402	1,097,121
Shares redeemed	(866,943)	(8,585,561)	(1,682,212)	(16,377,884)

Net increase	260,274	$2,577,061	38,691	$411,632

Investor A
Shares sold and automatic conversion of shares	2,268,811	$22,593,168	3,977,435	$38,925,359
Shares issued in reinvestment of distributions	152,738	1,522,488	435,957	4,275,513
Shares redeemed	(2,644,454)	(26,329,604)	(20,060,526)	(196,681,372)

Net decrease	(222,905)	$(2,213,948)	(15,647,134)	$(153,480,500)

Investor B
Shares sold	1,493	$14,778	50	$485
Shares issued in reinvestment of distributions	573	5,691	2,261	22,075
Shares redeemed and automatic conversion of shares	(27,354)	(271,278)	(161,021)	(1,569,851)

Net decrease	(25,288)	$(250,809)	(158,710)	$(1,547,291)

Investor C
Shares sold	903,449	$8,956,187	758,734	$7,409,321
Shares issued in reinvestment of distributions	65,776	652,588	186,847	1,823,788
Shares redeemed	(2,000,424)	(19,813,790)	(7,503,451)	(73,022,594)

Net decrease	(1,031,199)	$(10,205,015)	(6,557,870)	$(63,789,485)

Total Net Increase (Decrease)	4,054,689	$40,199,459	(26,508,051)	$(258,844,447)

Inflation Protected Bond
BlackRock
Shares sold	8,415,758	$90,280,842	9,340,121	$101,780,805
Shares issued in reinvestment of distributions	336,253	3,574,375	1,398,249	15,157,039
Shares redeemed	(6,197,986)	(66,374,954)	(18,900,492)	(205,411,199)

Net increase (decrease)	2,554,025	$27,480,263	(8,162,122)	$(88,473,355)

Institutional
Shares sold	33,455,211	$365,677,059	44,748,694	$496,956,882
Shares issued in reinvestment of distributions	1,049,751	11,358,297	3,298,267	36,447,356
Shares redeemed	(21,731,303)	(237,342,329)	(45,592,046)	(504,757,801)

Net increase	12,773,659	$139,693,027	2,454,915	$28,646,437

Service
Shares sold	1,439,483	$15,627,944	1,954,164	$21,599,499
Shares issued in reinvestment of distributions	44,059	473,641	180,489	1,982,197
Shares redeemed	(918,832)	(9,930,202)	(3,319,234)	(36,677,601)

Net increase (decrease)	564,710	$6,171,383	(1,184,581)	$(13,095,905)

BLACKROCK FUNDS II	MARCH 31, 2015	111

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	8,228,999	$88,561,128	23,873,904	$260,729,127
Shares issued in reinvestment of distributions	538,874	5,733,620	3,303,800	35,803,016
Shares redeemed	(20,013,857)	(214,894,737)	(88,030,584)	(960,885,005)

Net decrease	(11,245,984)	$(120,599,989)	(60,852,880)	$(664,352,862)

Investor B
Shares sold	1,940	$20,601	449	$4,874
Shares issued in reinvestment of distributions	881	9,145	5,653	59,878
Shares redeemed and automatic conversion of shares	(42,400)	(445,585)	(197,489)	(2,107,345)

Net decrease	(39,579)	$(415,839)	(191,387)	$(2,042,593)

Investor C
Shares sold	1,246,128	$13,211,350	2,502,636	$27,031,066
Shares issued in reinvestment of distributions	270,568	2,832,851	1,046,458	11,205,787
Shares redeemed	(4,309,613)	(45,584,614)	(16,125,476)	(173,884,618)

Net decrease	(2,792,917)	$(29,540,413)	(12,576,382)	$(135,647,765)

Total Net Increase (Decrease)	1,813,914	$22,788,432	(80,512,437)	$(874,966,043)

Investment Grade Bond
BlackRock
Shares sold	693	$6,876	59,794	$568,235
Shares issued in reinvestment of distributions	53,278	529,804	666,449	6,406,916
Shares redeemed	(1,357,971)	(13,511,089)	(816,081)	(7,860,295)

Net decrease	(1,304,000)	$(12,974,409)	(89,838)	$(885,144)

Institutional
Shares sold	973,556	$9,686,584	629,997	$6,150,756
Shares issued in reinvestment of distributions	11,168	110,947	34,699	346,635
Shares redeemed	(487,518)	(4,863,599)	(6,356,621)	(64,904,181)

Net increase (decrease)	497,206	$4,933,932	(5,691,925)	$(58,406,790)

Investor A
Shares sold	1,749,183	$17,324,476	634,690	$6,268,424
Shares issued in reinvestment of distributions	14,458	143,650	181,256	1,739,397
Shares redeemed	(384,151)	(3,812,022)	(1,727,114)	(16,670,621)

Net increase (decrease)	1,379,490	$13,656,104	(911,168)	$(8,662,800)

Total Net Increase (Decrease)	572,696	$5,615,627	(6,692,931)	$(67,954,734)

Secured Credit
Institutional
Shares sold	7,608,009	$78,025,019	14,759,483	$154,023,834
Shares issued in reinvestment of distributions	284,568	2,920,454	208,336	2,166,256
Shares redeemed	(3,561,596)	(36,421,872)	(5,580,903)	(58,168,664)

Net increase	4,330,981	$44,523,601	9,386,916	$98,021,426

112	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Secured Credit (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	2,824,672	$29,027,986	12,105,714	$126,072,988
Shares issued in reinvestment of distributions	186,993	1,918,286	469,396	4,884,972
Shares redeemed	(3,018,212)	(30,959,914)	(12,913,504)	(134,638,259)

Net decrease	(6,547)	$(13,642)	(338,394)	$(3,680,299)

Investor C
Shares sold	250,536	$2,573,662	1,133,069	$11,809,322
Shares issued in reinvestment of distributions	35,591	365,113	58,033	603,882
Shares redeemed	(232,084)	(2,380,157)	(757,081)	(7,884,303)

Net increase	54,043	$558,618	434,021	$4,528,901

Total Net Increase	4,378,477	$45,068,577	9,482,543	$98,870,028

U.S. Government Bond
Institutional
Shares sold	2,049,339	$21,943,798	4,622,792	$48,830,583
Shares issued in reinvestment of distributions	123,367	1,322,022	243,555	2,559,353
Shares redeemed	(2,730,147)	(29,201,597)	(4,584,563)	(48,299,730)

Net increase (decrease)	(557,441)	$(5,935,777)	281,784	$3,090,206

Service
Shares sold	11,458	$122,782	38,717	$407,809
Shares issued in reinvestment of distributions	4,037	43,248	8,613	90,461
Shares redeemed	(16,883)	(180,162)	(40,664)	(427,994)

Net increase (decrease)	(1,388)	$(14,132)	6,666	$70,276

Investor A
Shares sold and automatic conversion of shares	7,458,001	$79,842,759	4,557,118	$47,996,413
Shares issued in reinvestment of distributions	451,695	4,852,894	1,031,925	10,865,323
Shares redeemed	(9,742,692)	(104,611,957)	(13,681,457)	(144,266,559)

Net decrease	(1,832,996)	$(19,916,304)	(8,092,414)	$(85,404,823)

Investor B
Shares sold	1,450	$15,358	9,005	$94,327
Shares issued in reinvestment of distributions	419	4,473	2,197	22,995
Shares redeemed and automatic conversion of shares	(32,496)	(346,605)	(137,737)	(1,446,614)

Net decrease	(30,627)	$(326,774)	(126,535)	$(1,329,292)

Investor B1
Shares sold	6,482	$69,274	21,120	$221,433
Shares issued in reinvestment of distributions	1,474	15,772	5,142	53,838
Shares redeemed	(29,512)	(311,274)	(261,962)	(2,749,501)

Net decrease	(21,556)	$(226,228)	(235,700)	$(2,474,230)

BLACKROCK FUNDS II	MARCH 31, 2015	113

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	821,159	$8,790,269	579,447	$6,106,705
Shares issued in reinvestment of distributions	30,863	330,823	79,693	836,244
Shares redeemed	(1,083,847)	(11,610,151)	(2,103,383)	(22,152,517)

Net decrease	(231,825)	$(2,489,059)	(1,444,243)	$(15,209,568)

Investor C1
Shares sold	339,909	$3,638,343	753,995	$7,917,577
Shares issued in reinvestment of distributions	52,712	565,048	127,813	1,341,886
Shares redeemed	(865,740)	(9,278,646)	(2,019,739)	(21,252,938)

Net decrease	(473,119)	$(5,075,255)	(1,137,931)	$(11,993,475)

Class R
Shares sold	374,538	$4,018,190	903,941	$9,523,867
Shares issued in reinvestment of distributions	20,739	222,752	48,423	509,633
Shares redeemed	(520,198)	(5,574,890)	(1,195,938)	(12,591,906)

Net decrease	(124,921)	$(1,333,948)	(243,574)	$(2,558,406)

Total Net Decrease	(3,273,873)	$(35,317,477)	(10,991,947)	$(115,809,312)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Funds are a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

114	BLACKROCK FUNDS II	MARCH 31, 2015

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of the Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of the Trust.

BLACKROCK FUNDS II	MARCH 31, 2015	115

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

116	BLACKROCK FUNDS II	MARCH 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

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BLACKROCK FUNDS II	MARCH 31, 2015	117

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable5-3/15-SAR

MARCH 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Core Bond Portfolio

▶   BlackRock High Yield Bond Portfolio

▶   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2015, the Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed the benchmark, the Barclays U.S. Aggregate Bond Index, while the Fund’s Investor B and Investor C Shares underperformed and the Class R Shares performed in line with the benchmark.

What factors influenced performance?

•

The largest contributors to performance during the period were the Fund’s non-benchmark currency positions led by its long U.S. dollar exposure. The Fund also received a positive contribution from security selection in U.S. investment grade corporate securities. Exposure to agency mortgage-backed securities (“MBS”) and securitized assets made additional contributions to performance.

•	Conversely, the Fund’s management of duration (sensitivity to interest rate movements) and yield curve positioning detracted from performance.

Describe recent portfolio activity.

•	During the period, the Fund’s agency MBS underweight was reduced to a more neutral position compared with the benchmark. Additionally, while the Fund continues to maintain an overweight in asset-backed securities (“ABS”), the overweight was scaled back. Lastly, while the investment advisor remains cautious regarding U.S. investment grade corporate securities, the Fund modestly added risk by moving from an underweight to a neutral position with respect to the industrials sector.

Describe Fund positioning at period end.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period with an underweight duration. It also retained its underweight in U.S. investment grade corporate issues from a spread duration perspective. The Fund’s underweight positioning with respect to agencies was maintained, and the Fund was neutral versus the benchmark regarding agency MBS. Within the securitized space, the Fund was overweight in commercial mortgage-backed securities, favoring high quality shorter-duration single-asset profiles versus pooled risk securities. Additionally, the Fund remained overweight in ABS with a tilt toward consumer loans and private student loans. Within non-benchmark collateralized loan obligations, the Fund maintained exposures in high quality (AAA) securities based on their relative attractiveness in terms of yield and valuation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	41%
U.S. Treasury Obligations	25
Corporate Bonds	18
Asset-Backed Securities	8
Non-Agency Mortgage-Backed Securities	5
Foreign Government Obligations	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	75%
AA/Aa	4
A	11
BBB/Baa	8
BB/Ba	1
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Aggregate Bond Index (the benchmark).

[3]   A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	1.88%	1.83%	3.71%	6.32%	N/A	5.18%	N/A	4.68%	N/A
Institutional	1.83	1.69	3.57	6.25	N/A	5.07	N/A	4.56	N/A
Service	1.49	1.39	3.51	6.05	N/A	4.75	N/A	4.28	N/A
Investor A	1.43	1.36	3.50	6.00	1.76%	4.76	3.91%	4.25	3.82%
Investor B	0.75	0.60	3.01	5.01	0.51	3.89	3.54	3.66	3.66
Investor C	0.75	0.70	3.03	5.14	4.14	3.98	3.98	3.42	3.42
Class R	1.24	1.14	3.38	5.61	N/A	4.44	N/A	3.94	N/A
Barclays U.S. Aggregate Bond Index	—	—	3.43	5.72	N/A	4.41	N/A	4.93	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,037.10	$2.08	$2.08	$1,000.00	$1,022.89	$2.07	$1,022.89	$2.07
Institutional	$1,000.00	$1,035.70	$2.39	$2.33	$1,000.00	$1,022.59	$2.37	$1,022.64	$2.32
Service	$1,000.00	$1,035.10	$4.11	$4.11	$1,000.00	$1,020.89	$4.08	$1,020.89	$4.08
Investor A	$1,000.00	$1,035.00	$4.11	$4.11	$1,000.00	$1,020.89	$4.08	$1,020.89	$4.08
Investor B	$1,000.00	$1,030.10	$7.95	$7.95	$1,000.00	$1,017.10	$7.90	$1,017.10	$7.90
Investor C	$1,000.00	$1,030.30	$7.90	$7.85	$1,000.00	$1,017.15	$7.85	$1,017.20	$7.80
Class R	$1,000.00	$1,033.80	$5.37	$5.37	$1,000.00	$1,019.65	$5.34	$1,019.65	$5.34

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.47% for Institutional, 0.81% for Service, 0.81% for Investor A, 1.57% for Investor B, 1.56% for Investor C and 1.06% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.46% for Institutional, 0.81% for Service, 0.81% for Investor A, 1.57% for Investor B, 1.55% for Investor C and 1.06% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2015	5

Fund Summary as of March 31, 2015	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund’s use of equity index futures (indices are typically the S&P 500 Index or the Russell 2000 Index) to manage broad portfolio risk and the risk in some of its individual equity positions detracted from performance in a period when equity markets generally rose. The Fund’s underweight position in relatively high quality BB-rated bonds, which outperformed during the period, also detracted from performance. However, the underweight was partially offset by a position in high yield bank loans, and security selection within those holdings offset much of the resulting underperformance. On an individual issuer basis, Ally Financial, Inc. and The Goodyear Tire & Rubber Co. equities detracted from performance.

•

The Fund also held derivatives designed to provide exposure to the more liquid names in the high yield market. Those positions modestly detracted from performance as broad high yield area outperformed the more liquid portion of the market.

•

Conversely, in a period when oil prices plummeted, the Fund’s underweight position in energy and security selection within energy, particularly independent energy issues, were the largest contributors to performance. An underweight stance to metals and mining also added to performance. On an individual issuer basis, the largest contributors were from Amaya Gaming Group, Inc. convertible preferred stock and HD Supply Holdings, Inc.

Describe recent portfolio activity.

•

While the investment advisor continues to hold a favorable view of the high yield market, external risks and volatility have increased, suggesting a more liquid stance for the portfolio. As a result, the Fund reduced risk during the period by trimming its high yield equity position, reducing its CCC-rated and nonrated holdings, and increasing its allocation in BB-rated and B-rated bonds. The Fund also boosted liquidity within its high yield bond exposure through its holdings of exchange-traded funds and credit default swaps.

Describe Fund positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund was underweight in BB-rated bonds. The underweight position was partially offset by a position in floating-rate bank loans and collateralized loan obligations. The Fund was also modestly underweight in securities rated CCC and below, and in particular the higher risk portion, preferring to hold equity of select high yield companies. The Fund was broadly diversified while also maintaining significant weightings in its highest conviction positions. Lastly, the Fund held a liquid high yield index position to help manage market volatility and allow the Fund to be opportunistic during any such periods.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	74%
Floating Rate Loan Interests	9
Preferred Securities	6
Common Stocks	5
Asset-Backed Securities	3
Investment Companies	3

Credit Quality Allocation[1]	Percent of Long-Term Investments

A	1%
BBB/Baa	8
BB/Ba	33
B	38
CCC/Caa	9
N/R	11

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]   An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended March 31, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	5.10%	5.10%	1.40%	2.35%	N/A	9.13%	N/A	8.28%	N/A
Institutional	5.04	5.04	1.37	2.40	N/A	9.05	N/A	8.19	N/A
Service	4.76	4.75	1.21	1.95	N/A	8.69	N/A	7.85	N/A
Investor A	4.78	4.78	1.08	1.95	(2.13)%	8.67	7.79%	7.83	7.39%
Investor B	3.83	3.83	0.74	1.09	(3.19)	7.82	7.52	7.28	7.28
Investor B1	4.14	3.89	0.80	1.41	(2.40)	8.14	7.84	7.31	7.31
Investor C	3.95	3.95	0.70	1.18	0.23	7.86	7.86	7.04	7.04
Investor C1	4.12	4.12	0.91	1.37	0.42	8.08	8.08	7.24	7.24
Class R	4.40	4.40	0.92	1.62	N/A	8.33	N/A	7.53	N/A
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	1.50	2.00	N/A	8.57	N/A	8.17	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,014.00	$2.56	$2.56	$1,000.00	$1,022.39	$2.57	$1,022.39	$2.57
Institutional	$1,000.00	$1,013.70	$2.91	$2.86	$1,000.00	$1,022.04	$2.92	$1,022.09	$2.87
Service	$1,000.00	$1,012.10	$4.51	$4.46	$1,000.00	$1,020.44	$4.53	$1,020.49	$4.48
Investor A	$1,000.00	$1,010.80	$4.66	$4.61	$1,000.00	$1,020.29	$4.68	$1,020.34	$4.63
Investor B	$1,000.00	$1,007.40	$9.26	$9.21	$1,000.00	$1,015.71	$9.30	$1,015.76	$9.25
Investor B1	$1,000.00	$1,008.00	$7.36	$7.31	$1,000.00	$1,017.60	$7.39	$1,017.65	$7.34
Investor C	$1,000.00	$1,007.00	$8.36	$8.31	$1,000.00	$1,016.60	$8.40	$1,016.65	$8.35
Investor C1	$1,000.00	$1,009.10	$7.56	$7.51	$1,000.00	$1,017.40	$7.59	$1,017.45	$7.54
Class R	$1,000.00	$1,009.20	$6.21	$6.16	$1,000.00	$1,018.75	$6.24	$1,018.80	$6.19

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.51% for BlackRock, 0.58% for Institutional, 0.90% for Service, 0.93% for Investor A, 1.85% for Investor B, 1.47% for Investor B1, 1.67% for Investor C, 1.51% for Investor C1 and 1.24% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.51% for BlackRock, 0.57% for Institutional, 0.89% for Service, 0.92% for Investor A, 1.84% for Investor B, 1.46% for Investor B1, 1.66% for Investor C, 1.50% for Investor C1 and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2015	7

Fund Summary as of March 31, 2015	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2015, the Fund’s BlackRock and Institutional Shares outperformed the benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index, while the Investor A1 Shares performed in line and all other share classes underperformed the benchmark.

What factors influenced performance?

•

The Fund’s exposure to non-U.S. dollar denominated securities, corporates and high yield bonds represented the largest contributors to performance. Positions in agency mortgage-backed securities (“MBS”) as well as commercial mortgage-backed securities (“CMBS”) also contributed positively.

•

The largest detractors from Fund performance were exposures to corporate credit, particularly in the financial sector, as well as to non-U.S. dollar denominated securities and supra-sovereign debt, which includes debt issued by “supranational” entities (multinational foreign government obligations).

•

The Fund held derivatives as part of managing its duration (sensitivity to interest rate movements) and foreign exchange hedging strategies. During the period, the use of derivatives had a slightly negative impact on Fund returns.

Describe recent portfolio activity.

•

The Fund’s exposure to corporate credit was lowered, and its holdings in U.S. Treasuries were increased last October ahead of the conclusion of the Federal Reserve’s quantitative easing program. This was done in anticipation of corporate spreads widening and U.S. rates declining as the Fed wound down the program. In addition, the investment manager was concerned that valuations for corporate credit may have become extended against a backdrop of increased market volatility and more highly leveraged issuers, particularly within industrials. Valuations for structured credit, especially asset-backed securities (“ABS”) and CMBS, seemed more attractive compared with corporate credit due to structured credits’ continued tight supply, the steady improvement in consumer balance sheets and the generally positive economic backdrop in the United States. Late in the period, the Fund began investing in municipal bonds as municipal-to-corporate yield ratios appeared attractive on the front end of the curve.

•

During the first half of the period, the Fund was positioned to take advantage of continued spread compression in risk assets, particularly in securitized debt, including ABS, CMBS and shorter-dated agency MBS, such as the 15-year pass-through. During the second half of the period, market volatility increased, and the Fund became more tactical in its duration positioning, which included a “buying-on-dips” strategy with a yield curve flattening bias.

Describe Fund positioning at period end.

•

As it began to seem less likely that the Fed would raise interest rates in June 2015, the Fund maintained a more neutral-to-longer duration bias and continued to search for opportunities to “buy on dips,” with an eye toward benefiting from any yield curve flattening. While fundamentals in corporate credit were still attractive, the Fund was cautiously positioned there and remained slightly underweight in the industrials sector. With regard to agency MBS, in light of high valuations, limited carry (cash flow) of lower coupons and the potential for increased volatility, the Fund maintained a small short position in the 15-year agency MBS space. In addition, the Fund had increased its position in ABS as the sector displayed comparatively stronger fundamentals and better valuations than corporate issues. Within ABS, the Fund had increased holdings in unsecured consumer loans, collateralized loan obligations and retail credit cards. CMBS continued to be favored as the commercial real estate market generally is not affected by falling oil prices or global economic headwinds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	31%
U.S. Treasury Obligations	23
Asset-Backed Securities	21
Non-Agency Mortgage-Backed Securities	14
U.S. Government Sponsored Agency Securities	7
Foreign Government Obligations	4

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	48%
AA/Aa	4
A	16
BBB/Baa	20
BB/Ba	7
B	3
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years.

[3]   An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	1.56%	1.52%	0.90%	1.70%	N/A	2.91%	N/A	3.20%	N/A
Institutional	1.51	1.44	0.87	1.65	N/A	2.86	N/A	3.14	N/A
Service	1.17	1.16	0.60	1.31	N/A	2.49	N/A	2.79	N/A
Investor A	1.15	1.12	0.60	1.30	(0.98)%	2.49	2.02%	2.79	2.55%
Investor A1	1.35	1.27	0.69	1.48	0.46	2.65	2.45	2.95	2.85
Investor B	0.44	0.31	0.22	0.42	(4.06)	1.66	1.28	2.25	2.25
Investor B3	0.53	0.50	0.35	0.75	(3.23)	1.76	1.39	1.99	1.99
Investor C	0.44	0.40	0.33	0.56	(0.44)	1.74	1.74	2.04	2.04
Investor C2	1.02	0.99	0.52	1.14	0.14	2.34	2.34	2.64	2.64
Investor C3	0.47	0.42	0.34	0.57	(0.43)	1.72	1.72	1.97	1.97
Class R	0.92	0.85	0.46	1.01	N/A	2.05	N/A	2.29	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index	—	—	0.73	1.13	N/A	1.40	N/A	2.94	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,009.00	$2.00	$2.00	$1,000.00	$1,022.94	$2.02	$1,022.94	$2.02
Institutional	$1,000.00	$1,008.70	$2.25	$2.25	$1,000.00	$1,022.69	$2.27	$1,022.69	$2.27
Service	$1,000.00	$1,006.00	$4.00	$4.00	$1,000.00	$1,020.94	$4.03	$1,020.94	$4.03
Investor A	$1,000.00	$1,006.00	$4.00	$3.95	$1,000.00	$1,020.94	$4.03	$1,020.99	$3.98
Investor A1	$1,000.00	$1,006.90	$3.05	$3.05	$1,000.00	$1,021.89	$3.07	$1,021.89	$3.07
Investor B	$1,000.00	$1,002.20	$7.74	$7.74	$1,000.00	$1,017.20	$7.80	$1,017.20	$7.80
Investor B3	$1,000.00	$1,003.50	$7.54	$7.54	$1,000.00	$1,017.40	$7.59	$1,017.40	$7.59
Investor C	$1,000.00	$1,003.30	$7.64	$7.64	$1,000.00	$1,017.30	$7.70	$1,017.30	$7.70
Investor C2	$1,000.00	$1,005.20	$4.75	$4.70	$1,000.00	$1,020.19	$4.78	$1,020.24	$4.73
Investor C3	$1,000.00	$1,003.40	$7.54	$7.54	$1,000.00	$1,017.40	$7.59	$1,017.40	$7.59
Class R	$1,000.00	$1,004.60	$5.35	$5.30	$1,000.00	$1,019.60	$5.39	$1,019.65	$5.34

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for BlackRock, 0.45% for Institutional, 0.80% for Service, 0.80% for Investor A, 0.61% for Investor A1, 1.55% for Investor B, 1.51% for Investor B3, 1.53% for Investor C, 0.95% for Investor C2, 1.51% for Investor C3 and 1.07% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for BlackRock, 0.45% for Institutional, 0.80% for Service, 0.79% for Investor A, 0.61% for Investor A1, 1.55% for Investor B, 1.51% for Investor B3, 1.53% for Investor C, 0.94% for Investor C2, 1.51% for Investor C3 and 1.06% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2015	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion. Effective on or about the close of business on June 23, 2015, all issued and outstanding Investor B Shares of Low Duration Bond and BlackRock Core Bond Portfolio (“Core Bond”) will be converted into Investor A Shares.

•

Investor B1 Shares (available only in BlackRock High Yield Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s (“High Yield Bond”) Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor B3 Shares (available only in Low Duration Bond) are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions). Prior to July 18, 2011, Low Duration Bond’s Investor B3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B3 Share fees. Effective on or about the close of business on June 23, 2015, all issued and outstanding Investor B3 Shares of Low Duration Bond will be converted into Investor A Shares.

•

Investor C, Investor C1, Investor C2 and C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and

0.25% per year, respectively. Prior to October 2, 2006, High Yield Bond’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, High Yield Bond’s and Core Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, such Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	MARCH 31, 2015

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	11

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ALM VII R Ltd., Series 2013-7RA, Class A2, 2.11%, 4/24/24 (a)(b)	USD	1,148	$1,145,458
ALM VII R-2 Ltd., Series 2013-7R2A, Class A2, 2.11%, 4/24/24 (a)(b)		1,625	1,621,401
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.25%, 6/17/31 (a)(b)		347	343,527
Apidos CDO, Series 2012-9AR, Class BR, 2.12%, 7/15/23 (a)(b)		1,415	1,415,000
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	784	847,650
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.63%, 10/22/25 (a)(b)	USD	3,965	3,938,906
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.43%, 7/15/24 (a)(b)		1,850	1,819,105
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.29%, 11/20/24 (a)(b)		2,850	2,849,963
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.65%, 1/20/25 (a)(b)		6,090	6,074,079
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (a)		354	354,078
Series 2013-BA, Class A3, 0.85%, 5/15/18 (a)		3,225	3,225,797
Series 2013-BA, Class A4, 1.27%, 3/15/19 (a)		2,230	2,235,145
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		1,030	1,038,724
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		1,050	1,060,158
Series 2014-AA, Class B, 1.76%, 8/15/19 (a)		1,005	1,011,376
Series 2014-AA, Class C, 2.28%, 11/15/19 (a)		1,290	1,301,553
CIFC Funding Ltd.:
Series 2014-2A, Class A1L, 1.74%, 5/24/26 (a)(b)		1,685	1,679,725
Series 2014-5A, Class A1, 1.82%, 1/17/27 (a)(b)		2,770	2,773,593
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,097,923
GSAA Home Equity Trust:
Series 2005-11, Class 2A1, 0.45%, 10/25/35 (b)		3,084	2,851,837
Series 2006-5, Class 2A1, 0.24%, 3/25/36 (b)		999	589,021
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.51%, 10/28/24 (a)(b)		4,330	4,291,081
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		92	90,935

Asset-Backed Securities		Par (000)	Value
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 1.68%, 1/18/26 (a)(b)	USD	2,175	$2,168,612
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.18%, 6/17/31 (a)(b)		1,150	1,136,971
Series 2014-SFR2, Class A, 1.27%, 9/17/31 (a)(b)		966	956,119
Series 2014-SFR3, Class A, 1.37%, 12/17/31 (a)(b)		1,742	1,735,798
Series 2015-SFR1, Class A, 1.62%, 3/17/32 (a)(b)		1,045	1,049,737
Series 2015-SFR2, Class A, 1.53%, 6/17/32 (b)		730	730,000
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.38%, 7/15/25 (a)(b)		3,985	3,911,277
Mountain View CLO Ltd., Series 2013-1A, Class A, 1.39%, 4/12/24 (a)(b)		7,500	7,393,501
Navient Private Education Loan Trust:
Series 2014-CTA, Class A, 0.86%, 9/16/24 (a)(b)		2,244	2,239,212
Series 2014-CTA, Class B, 1.91%, 10/17/44 (a)(b)		895	885,124
Nelnet Student Loan Trust:
Series 2006-1, Class A6, 0.71%, 8/23/36 (a)(b)		2,285	2,231,597
Series 2008-3, Class A4, 1.88%, 11/25/24 (b)		5,310	5,496,312
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		5,075	5,096,640
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.65%, 1/18/24 (a)(b)		3,895	3,878,929
Oaktree EIF II Ltd.:
Series 2013-2A, Class A, 1.43%, 4/20/23 (a)(b)		444	441,922
Series 2014-A2, Class B, 2.53%, 11/15/25 (a)(b)		1,005	1,004,951
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)		4,590	4,523,445
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.53%, 8/23/24 (a)(b)		4,495	4,452,585
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		6,200	6,209,362
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		5,470	5,455,942
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		750	743,775
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		997	1,006,033

Portfolio Abbreviations

ABS	Asset-Backed Security	EBITDA	Earnings Before Interest, Taxes,	MXN	Mexican Peso
ADR	American Depositary Receipt		Depreciation and Amortization	NOK	Norwegian Krone
AKA	Also Known As	ETF	Exchange-Traded Fund	NZD	New Zealand Dollar
AUD	Australian Dollar	EUR	Euro	OTC	Over-the-counter
BRL	Brazilian Real	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	FKA	Formerly Known As	PLN	Polish Zloty
CAD	Canadian Dollar	GBP	British Pound	RB	Revenue Bonds
CDO	Collateralized Debt Obligation	GO	General Obligation Bonds	REMIC	Real Estate Mortgage Investment Conduit
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	TBA	To-be-announced
COP	Colombian Peso	LIBOR	London Interbank Offered Rate	USD	US Dollar
		MXIBTIIE	Mexico Equilibrium Interbank Interest Rate	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Series 2015-1A, Class B, 3.97%, 3/18/26 (a)	USD	997	$1,002,603
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		7,845	7,728,109
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.71%, 10/30/23 (a)(b)		6,920	6,915,586
PFS Financing Corp., Series 2014-BA, Class A, 0.77%, 10/15/19 (a)(b)		6,255	6,258,309
PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.44%, 5/15/29 (a)		2,186	2,190,467
Santander Drive Auto Receivables Trust:
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		333	331,094
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		738	740,265
Series 2014-S3, Class R, 1.43%, 2/19/19 (a)		416	417,531
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		665	662,551
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		687	686,403
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		1,292	1,296,006
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		6,012	6,045,960
Silvermore CLO Ltd., Series 2014-1A, Class A1, 1.71%, 5/15/26 (a)(b)		1,300	1,288,444
SLC Private Student Loan Trust:
Series 2006-A, Class A5, 0.40%, 7/15/36 (b)		6,023	5,978,399
Series 2010-B, Class A2, 3.67%, 7/15/42 (a)(b)		2,271	2,371,317
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.79%, 12/16/30 (b)		2,953	2,912,006
Series 2003-B, Class A2, 0.63%, 3/15/22 (b)		2,576	2,556,784
Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		3,790	3,765,899
Series 2004-B, Class A3, 0.56%, 3/15/24 (b)		2,200	2,105,957
Series 2005-B, Class A2, 0.41%, 3/15/23 (b)		4,527	4,493,047
Series 2006-A, Class A4, 0.43%, 12/15/23 (b)		7,006	6,934,938
Series 2006-C, Class A4, 0.40%, 3/15/23 (b)		645	637,299
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.67%, 1/15/43 (a)(b)		3,115	3,310,616
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		1,280	1,348,849
Series 2011-B, Class A3, 2.40%, 6/16/42 (a)(b)		1,912	2,021,766
Series 2011-C, Class A2A, 3.42%, 10/17/44 (a)(b)		2,075	2,229,602
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		4,030	4,341,330
Series 2012-A, Class A1, 1.55%, 8/15/25 (a)(b)		5,183	5,231,456
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		1,540	1,601,461
Series 2012-C, Class A1, 1.27%, 8/15/23 (a)(b)		2,908	2,922,035
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		10,105	10,513,656
Series 2012-E, Class A1, 0.92%, 10/16/23 (a)(b)		2,270	2,275,514
Series 2012-E, Class A2B, 1.92%, 6/15/45 (a)(b)		1,000	1,028,053

Asset-Backed Securities		Par (000)	Value
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)	USD	3,167	$3,169,918
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		14,945	14,910,701
Series 2013-A, Class A2B, 1.22%, 5/17/27 (a)(b)		10,060	10,131,285
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		435	422,244
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		15,560	15,454,923
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		585	576,627
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		5,250	5,403,662
Series 2014-A, Class A1, 0.77%, 7/15/22 (a)(b)		2,011	2,012,984
SLM Student Loan Trust, Series 2008-5, Class A4, 1.93%, 7/25/23 (b)		6,180	6,431,736
SMB Private Education Loan Trust, Series 2014-A, Class A1, 0.67%, 9/15/21 (a)(b)		3,664	3,662,071
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.60%, 1/21/26 (a)(b)		1,505	1,489,151
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		4,355	4,396,281
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)		775	762,099
SWAY Residential Trust, Series 2014-1, Class A, 1.47%, 1/17/20 (a)(b)		4,188	4,182,682
TICP CLO III Ltd.:
Series 2014-3A, Class A, 1.78%, 1/20/27 (a)(b)		1,230	1,229,387
Series 2014-3A, Class B1, 2.35%, 1/20/27 (a)(b)		250	250,774
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.84%, 1/15/26 (a)(b)		1,190	1,192,700
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.71%, 7/17/24 (a)(b)		12,420	12,359,142
Series 2012-1A, Class A2, 2.63%, 7/17/24 (a)(b)		2,840	2,840,909
Voya CLO Ltd., Series 2012-2RA, Class BR, 2.22%, 10/15/22 (a)(b)		1,120	1,120,000
World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.75%, 4/15/19		3,525	3,563,119
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 1.81%, 10/17/26 (a)(b)		4,160	4,165,824
Total Asset-Backed Securities — 10.4%			311,275,410

Corporate Bonds
Aerospace & Defense — 0.1%
The Boeing Co., 2.35%, 10/30/21		580	589,499
Lockheed Martin Corp.:
2.90%, 3/01/25		380	382,736
3.60%, 3/01/35		760	759,611
4.07%, 12/15/42		761	794,858
Northrop Grumman Corp., 3.85%, 4/15/45		1,149	1,131,058
Raytheon Co., 3.15%, 12/15/24		408	423,580

			4,081,342

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34	USD	1,686	$1,898,436
4.10%, 2/01/45		958	956,557

			2,854,993
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		3,429	3,454,717
Southwest Airlines Co., 2.75%, 11/06/19		730	746,618

			4,201,335
Auto Components — 0.0%
BorgWarner, Inc., 3.38%, 3/15/25		1,144	1,177,508
Automobiles — 0.3%
Daimler Finance North America LLC, 2.25%, 3/02/20 (a)		5,305	5,341,429
Ford Motor Credit Co. LLC, 2.15%, 1/09/18		1,938	1,960,138
General Motors Co., 4.00%, 4/01/25		1,180	1,198,548

			8,500,115
Banks — 5.0%
Abbey National Treasury Services PLC, 2.38%, 3/16/20		3,660	3,686,103
Bank of America Corp.:
2.60%, 1/15/19		14,459	14,716,255
3.30%, 1/11/23		5,473	5,544,362
4.00%, 1/22/25		2,548	2,568,621
4.88%, 4/01/44		320	360,169
The Bank of Nova Scotia:
1.30%, 7/21/17		7,640	7,652,293
2.80%, 7/21/21		3,561	3,637,693
Barclays PLC:
2.75%, 11/08/19		2,455	2,479,187
3.65%, 3/16/25		1,524	1,528,650
BB&T Corp., 2.45%, 1/15/20		1,560	1,586,919
Branch Banking & Trust Co., 2.30%, 10/15/18		1,380	1,412,035
Citigroup, Inc.:
1.85%, 11/24/17		3,132	3,154,009
1.80%, 2/05/18		2,369	2,373,946
2.50%, 9/26/18		2,699	2,751,900
2.50%, 7/29/19		7,194	7,296,572
2.40%, 2/18/20		4,225	4,240,075
3.88%, 3/26/25		1,745	1,751,554
Commonwealth Bank of Australia, 2.42%, 3/12/20		3,520	3,551,691
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.25%, 1/14/20		1,928	1,947,536
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		14,280	14,494,200
HSBC Holdings PLC, 4.25%, 3/14/24		5,636	5,914,120
HSBC USA, Inc., 2.35%, 3/05/20		7,044	7,085,806
JPMorgan Chase & Co.:
1.35%, 2/15/17		7,374	7,402,493
2.35%, 1/28/19		4,148	4,215,990
2.20%, 10/22/19		1,539	1,543,188
2.25%, 1/23/20		4,830	4,840,346
3.88%, 9/10/24		3,470	3,559,838
KeyBank NA, 2.25%, 3/16/20		1,228	1,236,476
Macquarie Bank Ltd.:
1.65%, 3/24/17 (a)		1,769	1,777,955
1.60%, 10/27/17 (a)		2,643	2,641,771
Royal Bank of Canada, 2.15%, 3/06/20		3,555	3,585,655
Swedbank AB, 2.20%, 3/04/20 (a)		4,967	4,989,615
U.S. Bancorp, 2.95%, 7/15/22		2,490	2,532,990
Wells Fargo & Co.:
1.50%, 7/01/15		1,922	1,927,055

Corporate Bonds		Par (000)	Value
Banks (concluded)
2.13%, 4/22/19	USD	3,453	$3,494,985
2.15%, 1/30/20		2,489	2,501,841
3.30%, 9/09/24		1,105	1,141,278
3.00%, 2/19/25		3,486	3,500,990

			150,626,162
Beverages — 0.0%
Anheuser-Busch InBev Finance, Inc., 3.70%, 2/01/24		660	698,740
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		623	607,537

			1,306,277
Biotechnology — 0.2%
Amgen, Inc., 5.65%, 6/15/42		1,410	1,727,897
Celgene Corp.:
2.25%, 5/15/19		1,418	1,432,363
3.25%, 8/15/22		1,431	1,463,060
Gilead Sciences, Inc.:
2.35%, 2/01/20		401	412,025
4.50%, 2/01/45		916	1,011,646

			6,046,991
Capital Markets — 1.3%
The Bank of New York Mellon Corp.:
2.10%, 1/15/19		2,431	2,460,775
3.00%, 2/24/25		2,096	2,126,434
Credit Suisse, 3.00%, 10/29/21		1,540	1,569,645
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20 (a)		2,789	2,804,911
Deutsche Bank AG, 1.88%, 2/13/18		1,526	1,528,150
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		2,175	2,221,538
2.90%, 7/19/18		3,864	3,993,490
2.63%, 1/31/19		4,218	4,309,387
2.55%, 10/23/19		5,808	5,888,731
3.50%, 1/23/25		1,052	1,070,467
4.80%, 7/08/44		603	669,686
Jefferies Group LLC, 6.50%, 1/20/43		421	418,891
Morgan Stanley:
2.65%, 1/27/20		2,343	2,375,619
3.75%, 2/25/23		3,323	3,480,307
4.30%, 1/27/45		2,964	3,071,377

			37,989,408
Chemicals — 0.4%
Agrium, Inc.:
3.15%, 10/01/22		1,008	1,010,724
4.13%, 3/15/35		778	771,345
The Dow Chemical Co.:
4.38%, 11/15/42		456	457,545
4.63%, 10/01/44		683	713,962
Eastman Chemical Co.:
2.70%, 1/15/20		1,289	1,307,635
3.60%, 8/15/22		1,602	1,665,285
4.80%, 9/01/42		841	877,633
Ecolab, Inc., 2.25%, 1/12/20		1,051	1,057,571
LYB International Finance BV, 4.00%, 7/15/23		3,640	3,855,743
Monsanto Co., 3.60%, 7/15/42		544	515,117
The Sherwin-Williams Co., 4.00%, 12/15/42		383	390,121

			12,622,681
Commercial Services & Supplies — 0.1%
Republic Services, Inc., 3.20%, 3/15/25		1,748	1,755,495
Waste Management, Inc.:
3.13%, 3/01/25		790	797,612

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
3.90%, 3/01/35	USD	887	$909,100

			3,462,207
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		636	649,023
Juniper Networks, Inc., 3.30%, 6/15/20		1,014	1,026,135

			1,675,158
Consumer Finance — 1.0%
American Express Credit Corp.:
1.13%, 6/05/17		4,528	4,527,108
2.25%, 8/15/19		2,674	2,712,744
Capital One NA/Mclean VA, 2.95%, 7/23/21		3,940	3,996,310
Discover Bank, 7.00%, 4/15/20		427	506,903
Discover Financial Services:
3.85%, 11/21/22		2,352	2,413,067
3.75%, 3/04/25		1,006	1,013,381
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		8,233	8,214,772
4.25%, 9/20/22		1,752	1,888,907
Synchrony Financial, 2.70%, 2/03/20		682	684,964
Toyota Motor Credit Corp., 2.75%, 5/17/21		4,478	4,627,440

			30,585,596
Diversified Financial Services — 0.4%
BP Capital Markets PLC, 2.24%, 5/10/19		2,803	2,833,188
General Electric Capital Corp.:
3.15%, 9/07/22		1,993	2,061,161
3.10%, 1/09/23		3,153	3,247,536
Moody’s Corp., 4.50%, 9/01/22		1,245	1,350,305
Shell International Finance BV, 3.63%, 8/21/42		761	750,774
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		1,767	1,744,720

			11,987,684
Diversified Telecommunication Services — 0.9%
AT&T Inc.:
2.38%, 11/27/18		1,142	1,156,700
2.30%, 3/11/19		2,861	2,882,907
3.88%, 8/15/21		1,656	1,754,351
3.00%, 2/15/22		1,285	1,289,393
4.30%, 12/15/42		2,608	2,494,565
4.80%, 6/15/44		524	536,592
Verizon Communications, Inc.:
2.63%, 2/21/20		3,878	3,945,322
3.45%, 3/15/21		2,306	2,411,721
4.40%, 11/01/34		3,368	3,430,827
3.85%, 11/01/42		3,512	3,190,357
4.86%, 8/21/46		2,755	2,884,306

			25,977,041
Electric Utilities — 0.8%
Commonwealth Edison Co., 4.70%, 1/15/44		1,161	1,382,003
Duke Energy Carolinas LLC, 4.25%, 12/15/41		2,372	2,609,750
Duke Energy Corp., 3.75%, 4/15/24		551	589,797
Duke Energy Florida, Inc., 5.90%, 3/01/33		645	830,233
Entergy Arkansas, Inc., 3.70%, 6/01/24		3,284	3,515,824
Florida Power & Light Co.:
5.69%, 3/01/40		331	441,592
3.80%, 12/15/42		759	791,107
Georgia Power Co., 3.00%, 4/15/16		3,884	3,980,424
PacifiCorp, 3.60%, 4/01/24		4,439	4,756,158
Progress Energy, Inc., 4.88%, 12/01/19		347	389,224
Public Service Co. of Colorado, 2.50%, 3/15/23		1,703	1,709,194
Southern California Edison Co., 1.25%, 11/01/17		808	809,096

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)	USD	1,066	$1,113,465

			22,917,867
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		1,284	1,294,339
Energy Equipment & Services — 0.0%
Ensco PLC, 5.75%, 10/01/44		294	284,745
Transocean, Inc., 6.80%, 3/15/38		345	247,537

			532,282
Food & Staples Retailing — 0.1%
CVS Health Corp., 5.30%, 12/05/43		601	734,207
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		950	957,417
4.00%, 4/11/43		726	770,096

			2,461,720
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories, 2.95%, 3/15/25		3,352	3,391,808
Baxter International, Inc., 2.40%, 8/15/22		1,143	1,103,569
Becton Dickinson and Co.:
1.80%, 12/15/17		611	615,681
2.68%, 12/15/19		1,887	1,927,414
3.13%, 11/08/21		957	983,032
4.69%, 12/15/44		269	292,328
Boston Scientific Corp., 2.65%, 10/01/18		1,428	1,443,718
CareFusion Corp., 1.45%, 5/15/17		1,297	1,297,977
Medtronic, Inc.:
2.50%, 3/15/20 (a)		1,204	1,230,657
3.13%, 3/15/22		1,145	1,187,221
3.63%, 3/15/24		1,401	1,487,503
4.63%, 3/15/44		1,690	1,890,549
Zimmer Holdings, Inc.:
3.55%, 4/01/25		1,908	1,947,576
4.25%, 8/15/35		1,457	1,502,900

			20,301,933
Health Care Providers & Services — 0.9%
Aetna, Inc.:
4.50%, 5/15/42		1,034	1,147,394
4.13%, 11/07/42		523	550,831
AmerisourceBergen Corp.:
1.15%, 5/15/17		3,356	3,344,257
3.25%, 3/01/25		419	424,582
4.25%, 3/01/45		419	440,100
Anthem, Inc.:
1.88%, 1/15/18		4,970	4,997,633
2.30%, 7/15/18		3,904	3,960,924
3.30%, 1/15/23		2,402	2,440,012
Cigna Corp., 3.30%, 4/15/25		2,627	2,680,207
Express Scripts Holding Co.:
1.25%, 6/02/17		1,268	1,266,811
3.90%, 2/15/22		861	914,219
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		1,045	1,051,544
UnitedHealth Group, Inc.:
2.88%, 12/15/21		1,312	1,346,866
3.95%, 10/15/42		1,604	1,642,127

			26,207,507
Household Durables — 0.1%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		2,926	2,981,767
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		2,772	2,801,095

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Household Products (concluded)
2.65%, 3/01/25	USD	551	$551,984

			3,353,079
Independent Power and Renewable Electricity Producers — 0.3%
IPALCO Enterprises, Inc., 5.00%, 5/01/18		7,350	7,791,000
Industrial Conglomerates — 0.2%
Eaton Corp., 2.75%, 11/02/22		1,923	1,927,004
General Electric Co., 4.50%, 3/11/44		2,511	2,818,615

			4,745,619
Insurance — 1.4%
Aflac, Inc., 3.63%, 6/15/23		795	836,187
The Allstate Corp., 3.15%, 6/15/23		802	828,391
American International Group, Inc.:
3.88%, 1/15/35		804	808,022
4.50%, 7/16/44		1,027	1,102,399
4.38%, 1/15/55		786	792,139
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43		729	795,813
Lincoln National Corp., 3.35%, 3/09/25		461	466,275
Loews Corp., 2.63%, 5/15/23		802	783,073
Manulife Financial Corp., 3.40%, 9/17/15		3,966	4,014,849
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		2,955	3,012,324
MetLife, Inc., 4.05%, 3/01/45		1,919	1,987,351
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		10,186	10,242,818
2.30%, 4/10/19 (a)		4,223	4,286,831
Prudential Financial, Inc.:
4.75%, 9/17/15		3,752	3,818,954
4.50%, 11/15/20		4,740	5,274,629
4.60%, 5/15/44		1,600	1,696,418
The Travelers Cos., Inc., 4.60%, 8/01/43		1,248	1,451,680
XLIT Ltd., 2.30%, 12/15/18		1,327	1,347,947

			43,546,100
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		1,902	1,948,194
IT Services — 0.1%
MasterCard Inc., 3.38%, 4/01/24		1,625	1,710,774
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.60%, 8/15/21		2,853	2,977,970
3.30%, 2/15/22		1,171	1,200,706

			4,178,676
Machinery — 0.2%
Caterpillar, Inc., 4.75%, 5/15/64		1,710	1,878,125
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 5/01/20		1,180	1,191,804
John Deere Capital Corp., 3.35%, 6/12/24		1,889	1,992,289

			5,062,218
Media — 1.2%
21st Century Fox America, Inc., 7.63%, 11/30/28		647	877,080
CBS Corp.:
2.30%, 8/15/19		1,552	1,552,236
3.50%, 1/15/25		950	959,267
Comcast Corp., 4.75%, 3/01/44		1,797	2,067,743
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		3,432	3,752,813
6.38%, 3/01/41		720	847,833
5.15%, 3/15/42		874	913,393

Corporate Bonds		Par (000)	Value
Media (concluded)
Discovery Communications LLC, 3.45%, 3/15/25	USD	927	$926,255
The Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		1,061	1,111,476
3.75%, 2/15/23		806	834,904
NBCUniversal Media LLC, 4.45%, 1/15/43		2,391	2,596,358
Omnicom Group, Inc., 3.65%, 11/01/24		548	566,882
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		1,969	1,985,652
TCI Communications, Inc., 7.88%, 2/15/26		2,280	3,225,505
Time Warner Cable, Inc.:
6.55%, 5/01/37		874	1,097,610
5.50%, 9/01/41		1,852	2,127,470
4.50%, 9/15/42		1,554	1,594,037
Time Warner, Inc.:
2.10%, 6/01/19		3,354	3,371,035
4.65%, 6/01/44		1,926	2,074,791
Viacom, Inc.:
2.75%, 12/15/19		2,322	2,358,576
4.50%, 3/01/21		1,285	1,392,485
4.85%, 12/15/34		544	561,996

			36,795,397
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		1,840	1,795,897
5.40%, 11/14/34		1,715	1,567,999
Newmont Mining Corp., 3.50%, 3/15/22		1,344	1,305,244
Nucor Corp., 5.20%, 8/01/43		683	768,555

			5,437,695
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		965	1,021,370
Target Corp.:
3.50%, 7/01/24		544	577,555
4.00%, 7/01/42		834	883,579

			2,482,504
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		935	948,541
3.50%, 2/01/25		936	974,726
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		810	926,451
CMS Energy Corp., 3.88%, 3/01/24		1,056	1,129,096
Consumers Energy Co., 3.95%, 5/15/43		759	803,158
Dominion Resources, Inc.:
1.95%, 8/15/16		2,615	2,646,053
2.50%, 12/01/19		2,175	2,210,359
DTE Energy Co.:
2.40%, 12/01/19		664	674,794
3.50%, 6/01/24		2,577	2,677,459
NiSource Finance Corp., 3.85%, 2/15/23		1,285	1,356,190
Pacific Gas & Electric Co.:
4.75%, 2/15/44		981	1,130,539
4.30%, 3/15/45		759	816,786
PG&E Corp., 2.40%, 3/01/19		1,323	1,339,735
Sempra Energy, 2.88%, 10/01/22		706	705,799
Virginia Electric & Power Co.:
3.45%, 2/15/24		561	595,339
4.45%, 2/15/44		759	855,289

			19,790,314
Oil, Gas & Consumable Fuels — 2.6%
Anadarko Petroleum Corp., 3.45%, 7/15/24		590	590,939

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Chevron Corp.:
2.19%, 11/15/19	USD	589	$601,291
1.96%, 3/03/20		5,992	6,030,367
Continental Resources, Inc.:
3.80%, 6/01/24		898	827,723
4.90%, 6/01/44		1,024	903,075
Energy Transfer Partners LP:
4.15%, 10/01/20		978	1,026,719
4.65%, 6/01/21		2,977	3,180,761
Enterprise Products Operating LLC:
3.90%, 2/15/24		936	979,271
4.45%, 2/15/43		2,143	2,175,833
EOG Resources, Inc.:
2.45%, 4/01/20		4,007	4,070,046
3.90%, 4/01/35		3,295	3,378,789
Exxon Mobil Corp., 1.82%, 3/15/19		3,027	3,066,287
Kinder Morgan Energy Partners LP, 3.50%, 3/01/21		10,619	10,703,336
Kinder Morgan, Inc., 3.05%, 12/01/19		4,925	4,973,876
Marathon Petroleum Corp., 4.75%, 9/15/44		689	701,168
Noble Energy, Inc., 4.15%, 12/15/21		3,245	3,436,926
Noble Holding International Ltd., 3.95%, 3/15/22 (c)		1,023	908,573
Occidental Petroleum Corp., 3.13%, 2/15/22		1,433	1,475,841
Phillips 66, 4.88%, 11/15/44		761	814,975
Pioneer Natural Resources Co., 3.95%, 7/15/22		1,862	1,915,032
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		3,386	3,401,948
2.85%, 1/31/23		1,145	1,115,959
4.90%, 2/15/45		836	879,018
Southwestern Energy Co., 4.95%, 1/23/25		835	849,264
Spectra Energy Partners LP, 3.50%, 3/15/25		3,467	3,484,269
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		1,622	1,595,917
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		758	765,179
2.50%, 8/01/22		1,005	981,289
4.63%, 3/01/34		785	844,936
Valero Energy Corp., 3.65%, 3/15/25		2,817	2,880,904
Western Gas Partners LP, 4.00%, 7/01/22		2,741	2,786,251
Williams Partners LP:
4.00%, 11/15/21		3,180	3,264,330
3.60%, 3/15/22		1,776	1,770,454
4.50%, 11/15/23		557	577,537
4.90%, 1/15/45		2,153	2,018,963

			78,977,046
Paper & Forest Products — 0.1%
International Paper Co.:
3.65%, 6/15/24		951	969,618
4.80%, 6/15/44		1,268	1,302,294

			2,271,912
Pharmaceuticals — 1.3%
AbbVie, Inc.:
2.90%, 11/06/22		1,419	1,407,588
4.40%, 11/06/42		1,514	1,558,537
Actavis Funding SCS:
2.35%, 3/12/18		12,882	13,056,216
3.00%, 3/12/20		9,050	9,258,919
Bristol-Myers Squibb Co., 4.50%, 3/01/44		1,981	2,251,127
Eli Lilly & Co.:
2.75%, 6/01/25		286	287,263
3.70%, 3/01/45		688	688,191
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		1,202	1,220,605

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
Merck & Co., Inc., 3.70%, 2/10/45	USD	2,171	$2,181,267
Mylan, Inc., 3.13%, 1/15/23 (a)		1,674	1,652,958
Novartis Capital Corp., 4.40%, 4/24/20		1,741	1,949,201
Pfizer, Inc.:
4.30%, 6/15/43		890	961,157
4.40%, 5/15/44		646	710,454
Roche Holdings, Inc., 2.88%, 9/29/21 (a)		1,450	1,501,240
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		669	704,589
Zoetis, Inc., 3.25%, 2/01/23		808	805,254

			40,194,566
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.45%, 9/15/21		2,310	2,357,969
5.90%, 11/01/21		286	329,648
3.50%, 1/31/23		303	300,345
5.00%, 2/15/24		287	313,833
Omega Healthcare Investors, Inc., 4.50%, 4/01/27 (a)		707	691,093
Simon Property Group LP, 4.25%, 10/01/44		843	883,675
Ventas Realty LP, 3.75%, 5/01/24		1,644	1,688,907

			6,565,470
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		1,482	1,511,756
4.15%, 4/01/45		519	539,885
CSX Corp., 4.10%, 3/15/44		805	838,400
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		1,813	1,812,442
Ryder System, Inc., 2.45%, 9/03/19		2,332	2,336,095
Union Pacific Corp.:
4.82%, 2/01/44		966	1,147,707
3.88%, 2/01/55		283	276,062
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		1,721	1,743,545

			10,205,892
Software — 0.4%
Adobe Systems, Inc., 3.25%, 2/01/25		893	902,589
Microsoft Corp.:
3.50%, 2/12/35		1,948	1,942,867
3.75%, 2/12/45		2,053	2,060,822
Oracle Corp.:
2.80%, 7/08/21		4,289	4,442,478
4.30%, 7/08/34		1,485	1,611,320

			10,960,076
Specialty Retail — 0.1%
The Home Depot, Inc., 4.40%, 3/15/45		347	387,437
Lowe’s Cos., Inc., 4.25%, 9/15/44		720	780,777
QVC, Inc., 3.13%, 4/01/19		783	788,384

			1,956,598
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc.:
2.10%, 5/06/19		7,590	7,760,046
3.45%, 2/09/45		685	650,229
Hewlett-Packard Co., 3.75%, 12/01/20		3,213	3,378,042

			11,788,317
Tobacco — 0.3%
Altria Group, Inc.:
2.63%, 1/14/20		1,154	1,172,509
2.85%, 8/09/22		805	800,270
Lorillard Tobacco Co., 3.75%, 5/20/23		387	394,029

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Tobacco (concluded)
Philip Morris International, Inc.:
1.13%, 8/21/17	USD	2,295	$2,296,921
4.88%, 11/15/43		1,219	1,388,782
Reynolds American, Inc.:
3.25%, 11/01/22		1,237	1,230,881
4.75%, 11/01/42		957	987,121

			8,270,513
Trading Companies & Distributors — 0.1%
Air Lease Corp., 3.75%, 2/01/22		1,680	1,707,240
GATX Corp., 2.60%, 3/30/20		1,092	1,094,920

			2,802,160
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		6,670	6,779,321
Vodafone Group PLC, 2.50%, 9/26/22		1,010	976,796

			7,756,117
Total Corporate Bonds — 23.4%			698,382,150

Foreign Agency Obligations
Norway — 0.2%
Statoil ASA, 2.90%, 11/08/20		5,305	5,557,497
Total Foreign Agency Obligations — 0.2%			5,557,497

Foreign Government Obligations
Brazil — 0.3%
Federative Republic of Brazil, 4.25%, 1/07/25		8,555	8,383,900
Colombia — 0.2%
Republic of Colombia, 4.00%, 2/26/24		5,500	5,670,500
Indonesia — 0.1%
Republic of Indonesia, 5.38%, 10/17/23 (a)		3,275	3,663,906
Italy — 0.5%
Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.35%, 9/15/19	EUR	9,525	11,537,028
2.10%, 9/15/21		3,528	4,376,369

			15,913,397
Mexico — 0.9%
United Mexican States:
4.75%, 6/14/18	MXN	553	3,627,286
5.00%, 12/11/19		165	1,068,765
6.50%, 6/09/22		367	2,515,004
4.00%, 10/02/23	USD	15,466	16,363,028
8.00%, 12/07/23	MXN	540	4,038,868
4.60%, 1/23/46	USD	753	769,943

			28,382,894
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25		3,050	4,148,000
Slovenia — 0.1%
Republic of Slovenia:
4.13%, 2/18/19 (a)		602	636,460
5.50%, 10/26/22 (a)		606	698,439
5.25%, 2/18/24 (a)		521	597,978

			1,932,877

Foreign Government Obligations		Par (000)	Value
South Africa — 0.1%
Republic of South Africa:
7.75%, 2/28/23	ZAR	15,229	$1,267,514
8.00%, 1/31/30		8,461	687,748

			1,955,262
Turkey — 0.4%
Turkey Government International Bond, 5.75%, 3/22/24	USD	9,805	10,904,141
Total Foreign Government Obligations — 2.7%			80,954,877

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.9%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.58%, 10/25/34 (b)		229	226,221
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.71%, 2/25/35 (b)		739	697,636
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		5,303	5,348,280
Series 2011-4R, Class 5A1, 3.15%, 5/27/36 (a)(b)		6,504	6,476,282
Series 2011-4R, Class 6A1, 2.43%, 5/27/36 (a)(b)		761	756,825
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.44%, 10/25/35 (b)		5,714	5,064,419
Series 2006-2, Class A1, 0.35%, 12/25/36 (b)		1,078	927,249
MortgageIT Trust, Series 2004-1, Class A1, 0.95%, 11/25/34 (b)		1,718	1,663,154
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.39%, 2/25/46 (b)		3,564	1,704,071
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 2.50%, 11/25/34 (b)		4,566	4,586,907

			27,451,044
Commercial Mortgage-Backed Securities — 5.2%
American Homes 4 Rent Pass-Through Certificates, Series 2014-SFR2, Class A, 3.79%, 10/17/36 (a)		1,451	1,511,026
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		514	535,846
Series 2007-3, Class A1A, 5.55%, 6/10/49 (b)		5,043	5,417,377
Series 2007-3, Class A4, 5.55%, 6/10/49 (b)		1,565	1,670,096
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-FL1, Class A, 1.57%, 12/15/31 (a)(b)		1,720	1,722,694
Barclays Commercial Mortgage Trust, Series 2015-VFM, Class A2, 3.38%, 3/15/36 (a)(b)		1,120	1,152,782
BB-UBS Trust, Series 2012-TFT, Class A, 2.89%, 6/05/30 (a)		4,480	4,457,376
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		3,916	4,142,681

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (b)	USD	880	$957,969
Series 2007-PW17, Class A1A, 5.66%, 6/11/50 (b)		3,537	3,836,916
Carefree Portfolio Trust:
Series 2014-CARE, Class A, 1.47%, 11/15/19 (a)(b)		950	947,762
Series 2014-CARE, Class D, 3.40%, 11/15/19 (a)(b)		1,515	1,519,545
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.57%, 12/15/27 (a)(b)		2,798	2,800,524
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 0.92%, 6/15/33 (a)(b)		2,483	2,471,193
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		540	591,713
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.77%, 5/15/46 (b)		2,697	2,911,371
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.04%, 12/10/49 (b)		3,447	3,685,410
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,050	2,171,594
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		3,460	3,548,445
Series 2013-FL3, Class A, 1.52%, 10/13/28 (a)(b)		4,122	4,130,966
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		2,895	2,999,868
Series 2013-LC13, Class D, 4.88%, 8/10/46 (a)(b)		500	510,300
Series 2014-CR20, Class A4, 3.59%, 11/10/47		238	253,191
Series 2014-CR21, Class B, 4.34%, 12/10/47		385	412,212
Series 2014-FL5, Class D, 2.15%, 10/15/31 (a)(b)		1,945	1,790,730
Series 2015-CR22, Class A5, 3.31%, 3/10/48		2,570	2,646,895
Series 2015-DC1, Class A5, 3.35%, 2/04/48		630	656,932
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A2, 5.97%, 2/15/41 (b)		2,796	2,799,811
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		3,830	3,834,424
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.90%, 9/15/39 (a)(b)		6,149	6,454,843
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.51%, 4/17/50		480	507,023
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.72%, 6/17/49 (a)(b)		2,750	2,945,885
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		2,805	2,818,378
Extended Stay America Trust:
Series 2013-ESH5, Class C5, 2.67%, 12/05/31 (a)		2,460	2,466,839
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,485	3,563,458
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.47%, 12/15/16 (a)(b)		1,419	1,418,634

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)	USD	2,520	$2,727,978
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.22%, 3/05/37 (a)		1,840	1,861,160
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/47		900	970,827
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (b)		4,748	5,204,226
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		7,134	7,751,222
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		1,534	1,642,169
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		2,039	2,137,745
Series 2014-C20, Class A5, 3.80%, 7/15/47		770	833,639
Series 2014-C26, Class A4, 3.49%, 1/15/48		753	794,718
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		645	671,791
Series 2014-FL6, Class A, 1.57%, 11/15/31 (a)(b)		2,305	2,307,734
Series 2015-CSMO, Class A, 1.43%, 1/15/32 (a)(b)		960	959,232
Series 2015-CSMO, Class D, 3.48%, 1/15/32 (a)(b)		590	590,354
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)		3,765	3,838,470
Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		2,127	2,227,666
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2, 3.10%, 12/15/47		700	734,484
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.35%, 2/12/44 (b)		492	476,989
Series 2007-HQ12, Class A2FX, 5.67%, 4/12/49 (b)		602	601,330
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44		1,435	1,519,049
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,350	2,503,735
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		2,216	2,384,225
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (b)		6,400	6,860,672
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4B, 5.80%, 8/15/45 (a)(b)		5,012	5,376,879
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(d)		2,000	1,890,000
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		2,071	2,065,971
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.94%, 2/16/51 (a)(b)		4,752	4,948,479
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 4.14%, 1/05/35 (a)(b)		628	655,894
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		1,580	1,433,850
Wells Fargo Commercial Mortgage Trust: Series 2015-C27, Class A5, 3.45%, 2/15/48		610	640,414

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Series 2015-C27, Class C, 3.89%, 2/15/48	USD	655	$639,731
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		1,636	1,635,923
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class C, 4.34%, 3/15/47 (b)		150	156,367

			155,305,632
Interest Only Commercial Mortgage-Backed Securities — 0.8%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		65,905	3,520,711
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class XA, 0.80%, 1/12/30 (a)(b)		84,409	1,620,320
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.52%, 3/10/46 (b)		28,593	1,813,709
Series 2013-LC6, Class XA, 1.77%, 1/10/46 (b)		38,271	3,141,981
Series 2015-3BP, Class XA, 0.05%, 2/10/35 (a)(b)		36,266	322,771
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27 (a)(b)		35,517	1,061,808
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.21%, 4/10/47 (b)		6,792	508,466
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XA, 1.57%, 4/15/46 (b)		22,633	1,915,295
Series 2013-LC11, Class XB, 0.58%, 4/15/46 (b)		4,040	164,759
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.17%, 12/15/47 (b)		8,800	652,044
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.86%, 5/25/36 (a)(b)		1,914	24,876
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, 1.15%, 2/15/48 (b)		5,990	443,314
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.79%, 12/15/45 (a)(b)		16,023	1,531,518
Series 2013-C12, Class XA, 1.49%, 3/15/48 (a)(b)		51,016	4,021,817
Series 2014-C24, Class XA, 0.99%, 11/15/47 (b)		17,615	1,206,031
Series 2014-LC14, Class XA, 1.46%, 3/15/47 (b)		16,637	1,370,982

			23,320,402
Total Non-Agency Mortgage-Backed Securities — 6.9%			206,077,078

Preferred Securities
Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.24%, 6/01/77 (b)		739	624,455

Preferred Stocks		Shares	Value
Media — 0.1%
NBCUniversal Enterprise, Inc. (a)(e)		3,190,000	$3,382,038

Trust Preferreds
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		116,685	3,094,486
Total Preferred Securities — 0.2%			7,100,979

Project Loans — 0.0%		Par (000)
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23	USD	28	27,253

Taxable Municipal Bonds
Los Angeles Community College District/CA GO, 6.60%, 8/01/42		800	1,157,456
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		200	280,756
6.81%, 11/15/40		610	866,944
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		690	902,699
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		1,004	1,510,719
New York City Water & Sewer System RB:
5.38%, 6/15/43		4,120	4,833,419
5.50%, 6/15/43		4,935	5,828,334
5.88%, 6/15/44		795	1,078,251
New York State Dormitory Authority RB, 5.39%, 3/15/40		725	925,347
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		1,305	1,557,778
State of California GO:
7.55%, 4/01/39		920	1,436,378
7.60%, 11/01/40		2,770	4,444,548
State of Illinois GO, 5.10%, 6/01/33		3,525	3,586,441
University of California RB, 4.86%, 5/15/12		630	679,423
Total Taxable Municipal Bonds — 1.0%			29,088,493

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.9%
Fannie Mae, 6.63%, 11/15/30		1,500	2,257,639
Freddie Mac:
3.75%, 3/27/19		10,765	11,812,499
5.50%, 8/23/17		3,500	3,890,985
Resolution Funding Corp. Interest Strip:
0.00%, 7/15/18 (d)		4,575	4,392,691
0.00%, 10/15/18 (d)		4,575	4,356,672
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16		39	40,165
Series 1996-20H, 7.25%, 8/01/16		44	45,025
Series 1996-20J, 7.20%, 10/01/16		44	45,437
Series 1996-20K, 6.95%, 11/01/16		131	136,096
Series 1997-20B, Class 1, 7.10%, 2/01/17		126	131,064

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations (concluded)
Series 1997-20F, Class 1, 7.20%, 6/01/17	USD	38	$39,870
Series 1997-20G, Class 1, 6.85%, 7/01/17		253	262,472

			27,410,615
Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		242	246,687
Series 2004-88, Class HA, 6.50%, 7/25/34		125	127,295
Series 2005-29, Class AT, 4.50%, 4/25/35		108	112,853
Series 2005-29, Class WB, 4.75%, 4/25/35		607	651,306
Series 2005-48, Class AR, 5.50%, 2/25/35		687	738,387
Series 2005-62, Class CQ, 4.75%, 7/25/35		602	640,823
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		1,085	1,206,609
Series 2996, Class MK, 5.50%, 6/15/35		27	30,399

			3,754,359
Commercial Mortgage-Backed Securities — 0.8%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		14,805	17,338,608
Series 2015-M3, Class A2, 2.72%, 10/25/24		2,016	2,051,078
Freddie Mac:
Series K037, Class A2, 3.49%, 1/25/24		746	809,041
Series K041, Class A2, 3.17%, 10/25/24		1,855	1,963,319

			22,162,046
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae:
Series 2013-M4, Class X1, 3.92%, 2/25/18 (b)		46,354	4,039,160
Series 2013-M5, Class X2, 2.48%, 1/25/22 (b)		11,120	1,200,847
Freddie Mac, Series K038, Class X1, 1.20%, 3/25/24 (b)		23,739	2,031,259
Ginnie Mae, Series 2012-120, Class IO, 0.95%, 2/16/53 (b)		20,121	1,422,672

			8,693,938
Mortgage-Backed Securities — 51.4%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		3,515	3,667,609
2.42%, 12/01/34 (b)		791	845,798
2.50%, 4/01/30 (f)		26,600	27,296,464
3.00%, 4/01/29-4/01/45 (f)		158,840	164,478,133
3.18%, 12/01/40 (b)		1,949	2,060,648
3.34%, 6/01/41 (b)		4,349	4,599,108
3.50%, 8/01/27-4/01/45 (b)(f)		160,320	170,080,392
4.00%, 1/01/25-4/01/45 (f)		119,868	128,204,955
4.50%, 2/01/25-4/01/45 (f)		121,732	132,923,990
5.00%, 11/01/32-4/01/45 (f)		98,250	109,517,302
5.50%, 10/01/16-4/01/45 (f)		15,849	17,934,263
6.00%, 5/01/16-4/01/45 (f)		34,534	39,493,302
6.50%, 5/01/40		6,017	6,907,684
7.00%, 12/01/15-6/01/32		32	34,921
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/30 (f)		15,800	16,199,937
3.00%, 4/01/30-8/01/43 (f)		53,097	54,579,383
3.50%, 4/01/30-4/01/45 (f)		66,084	69,398,660

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (concluded)
4.00%, 4/01/30-4/01/45 (f)	USD	109,431		$116,923,651
4.50%, 2/01/39-4/01/45 (f)		33,996		37,044,943
5.00%, 7/01/35-10/01/41		18,011		20,023,047
5.50%, 7/01/15-4/01/45 (f)		14,563		16,285,888
6.00%, 3/01/16-12/01/32		445		459,330
6.50%, 7/01/17		11		11,191
8.00%, 11/01/22		2		2,158
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/45 (f)		47,100		48,479,261
3.50%, 2/15/42-4/15/45 (f)(g)		101,114		106,700,809
4.00%, 9/20/40-4/15/45 (f)		154,853		165,429,444
4.50%, 5/20/41-2/15/42		43,859		48,193,483
5.00%, 12/15/38-4/15/45 (f)		18,724		20,969,216
5.50%, 3/15/32-4/15/45 (f)		7,713		8,605,840
6.00%, 12/15/36		196		222,727
7.50%, 11/15/29		—	(h)	469
9.00%, 7/15/18		—	(h)	395

				1,537,574,401
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%, 3/25/19 (d)		13		12,617
Total U.S. Government Sponsored Agency Securities — 53.5%				1,599,607,976

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.50%, 2/15/45		112,615		111,576,307
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/42 (c)		11,058		11,182,568
1.38%, 2/15/44		5,290		6,218,354
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		10,658		10,731,362
U.S. Treasury Notes:
0.50%, 3/31/17		138,225		138,073,816
1.00%, 3/15/18 (c)		228,250		229,088,134
1.38%, 2/29/20-3/31/20		254,023		254,040,236
1.75%, 2/28/22-3/31/22 (i)		177,381		177,856,145
2.00%, 2/15/25 (c)		25,057		25,215,863
Total U.S. Treasury Obligations — 32.2%				963,982,785
Total Long-Term Investments (Cost — $3,859,188,019) — 130.5%				3,902,054,498

Options Purchased
(Cost — $6,636,708) — 0.2%				6,885,432
Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,865,824,727) — 130.7%				3,908,939,930

TBA Sale Commitments (f)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30		10,900		(11,194,640)
3.00%, 4/01/30-4/01/45		77,050		(79,732,570)
3.50%, 4/01/30-4/01/45		69,300		(73,398,086)
4.00%, 4/01/30-4/01/45		40,875		(43,578,412)
4.50%, 4/01/30-4/01/45		87,300		(94,894,530)
5.00%, 4/01/45		87,000		(96,676,207)
5.50%, 4/01/45		3,900		(4,392,657)
6.00%, 4/01/45		21,000		(23,946,552)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments		Par (000)	Value
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/45	USD	8,300	$(8,467,296)
3.50%, 4/01/45		19,500	(20,436,534)
4.00%, 4/01/45		62,550	(66,812,776)
4.50%, 4/01/45		8,500	(9,256,367)
5.00%, 4/01/45		1,000	(1,108,906)
5.50%, 4/01/45		2,700	(3,029,486)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/45		5,800	(5,972,073)
3.50%, 4/15/45		42,500	(44,727,896)
4.00%, 4/15/45		117,300	(124,974,904)
4.50%, 4/15/45		13,300	(14,617,358)
5.00%, 4/15/45		300	(328,172)
Total TBA Sale Commitments (Proceeds — $724,231,874) — (24.3)%			(727,545,422)

Options Written	Value
(Premiums Received — $ 5,412,298) — (0.2)%	$(5,956,839)
Total Investments Net of TBA Sale Commitments and Options Written — 106.2%	3,175,437,669
Liabilities in Excess of Other Assets — (6.2)%	(184,040,452)

Net Assets — 100.0%	$2,991,397,217

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Zero-coupon bond.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Represents or includes a TBA transaction. As of March 31, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$13,434,606	$61,723
BB&T Securities LLC	$(748,453)	$(2,766)
BNP Paribas Securities Corp.	$5,552,406	$40,828
Citigroup Global Markets, Inc.	$(19,984,929)	$(91,844)
Credit Suisse Securities (USA) LLC	$35,923,204	$144,270
Deutsche Bank Securities, Inc.	$(16,787,328)	$(450,947)
Goldman Sachs & Co.	$(41,033,549)	$(247,787)
J.P. Morgan Securities LLC	$107,045,473	$964,613
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(21,791,320)	$(142,680)
Morgan Stanley & Co. LLC	$17,840,162	$118,596
Nomura Securities International, Inc.	$21,150,225	$239,201
RBC Capital Markets, LLC.	$1,564,078	$(192)
SG Americas Securities LLC	$(2,069,070)	$(7,570)
Wells Fargo Securities, LLC	$620,497	$(40,032)

(g)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(h)	Par is less than $500.

(i)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

•	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	889,705	(889,705)	—	$7,425

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	As of March 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07%	4/10/14	Open	$9,808,075	$9,814,864
Barclays Capital, Inc.	(3.25)%	3/19/15	Open	726,000	726,000
Credit Suisse Securities (USA) LLC	0.00%	3/31/15	4/01/15	36,815,971	36,815,971
J.P. Morgan Securities LLC	0.12%	3/31/15	4/01/15	130,487,500	130,487,935
Total				$177,837,546	$177,844,770

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/(Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(49)	Euro-BTP	Eurex	June 2015	USD	7,406,744	$(39,391)
668	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2015	USD	109,468,500	1,566,895
664	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	USD	145,519,750	355,631
(959)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	USD	115,282,289	(924,909)
(435)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	USD	56,074,219	(785,827)
(276)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2015	USD	46,885,500	(674,396)
(390)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	96,681,000	(185,722)
(18)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	4,453,650	(2,849)
(18)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	4,444,875	(11,044)
(523)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	128,912,963	(341,667)
Total						$(1,043,279)

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	557,888	USD	171,000	BNP Paribas S.A.	4/02/15	$3,709
BRL	579,455	USD	186,320	Credit Suisse International	4/02/15	(4,857)
BRL	639,703	USD	205,000	Credit Suisse International	4/02/15	(4,670)
BRL	565,583	USD	171,000	Deutsche Bank AG	4/02/15	6,119
BRL	639,293	USD	205,000	Deutsche Bank AG	4/02/15	(4,798)
BRL	642,368	USD	205,000	Deutsche Bank AG	4/02/15	(3,835)
BRL	557,717	USD	171,000	Goldman Sachs International	4/02/15	3,655
BRL	599,814	USD	188,000	Goldman Sachs International	4/02/15	(162)
BRL	652,823	USD	205,000	Goldman Sachs International	4/02/15	(561)
BRL	602,466	USD	186,320	Royal Bank of Scotland PLC	4/02/15	2,349
BRL	7,493	USD	2,360	UBS AG	4/02/15	(14)
BRL	663,175	USD	205,000	UBS AG	4/02/15	2,681
USD	171,000	BRL	561,308	Citibank N.A.	4/02/15	(4,780)
USD	205,000	BRL	622,790	Deutsche Bank AG	4/02/15	9,966
USD	256,000	BRL	772,096	Deutsche Bank AG	4/02/15	14,209
USD	205,000	BRL	618,178	Goldman Sachs International	4/02/15	11,411
USD	205,000	BRL	643,290	Goldman Sachs International	4/02/15	3,547
USD	205,000	BRL	647,185	Goldman Sachs International	4/02/15	2,327
USD	256,000	BRL	784,512	Goldman Sachs International	4/02/15	10,321
USD	171,000	BRL	564,215	HSBC Bank PLC	4/02/15	(5,690)
USD	171,000	BRL	556,862	Morgan Stanley Capital Services LLC	4/02/15	(3,387)
USD	256,000	BRL	826,752	Morgan Stanley Capital Services LLC	4/02/15	(2,907)
USD	721,412	MXN	10,974,427	BNP Paribas S.A.	4/07/15	2,286
USD	599,306	MXN	8,939,549	JPMorgan Chase Bank N.A.	4/07/15	13,520
MXN	11,170,753	USD	746,000	Deutsche Bank AG	4/08/15	(14,059)
MXN	4,927,928	USD	331,000	JPMorgan Chase Bank N.A.	4/08/15	(8,107)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	33,000	ZAR	395,862	Barclays Bank PLC	4/08/15	$408
USD	45,000	ZAR	561,776	BNP Paribas S.A.	4/13/15	(1,212)
USD	64,000	ZAR	787,795	BNP Paribas S.A.	4/13/15	(804)
USD	278,000	ZAR	3,428,568	Royal Bank of Scotland PLC	4/13/15	(4,034)
ZAR	131,286	USD	11,111	Barclays Bank PLC	4/13/15	(311)
ZAR	564,485	USD	45,000	BNP Paribas S.A.	4/13/15	1,435
ZAR	627,774	USD	51,000	BNP Paribas S.A.	4/13/15	641
ZAR	656,978	USD	55,556	BNP Paribas S.A.	4/13/15	(1,513)
ZAR	794,901	USD	67,000	BNP Paribas S.A.	4/13/15	(1,611)
ZAR	131,313	USD	11,111	Citibank N.A.	4/13/15	(309)
ZAR	262,300	USD	22,222	Deutsche Bank AG	4/13/15	(645)
ZAR	920,158	USD	78,000	JPMorgan Chase Bank N.A.	4/13/15	(2,308)
PLN	2,833,256	EUR	692,000	Credit Suisse International	4/15/15	3,031
PLN	707,103	EUR	173,000	Deutsche Bank AG	4/15/15	438
PLN	706,887	EUR	173,000	Goldman Sachs International	4/15/15	382
PLN	706,996	EUR	173,000	Morgan Stanley Capital Services LLC	4/15/15	410
PLN	706,857	EUR	173,000	UBS AG	4/15/15	373
ZAR	473,173	USD	40,000	BNP Paribas S.A.	4/15/15	(1,090)
ZAR	322,657	USD	27,000	Royal Bank of Scotland PLC	4/15/15	(468)
ZAR	323,833	USD	27,000	Standard Chartered Bank	4/15/15	(371)
EUR	578,000	USD	612,793	Bank of America N.A.	4/21/15	8,881
EUR	11,594,000	USD	12,552,964	Bank of America N.A.	4/21/15	(82,905)
EUR	5,913,000	USD	6,346,918	Citibank N.A.	4/21/15	12,877
EUR	140,000	USD	158,509	State Street Bank and Trust Co.	4/21/15	(7,931)
USD	5,999,970	EUR	5,524,000	Citibank N.A.	4/21/15	58,569
USD	48,416,070	EUR	41,955,000	Citibank N.A.	4/21/15	3,290,891
USD	7,574,231	EUR	6,758,000	Deutsche Bank AG	4/21/15	305,587
USD	1,144,824	EUR	1,022,700	Morgan Stanley Capital Services LLC	4/21/15	44,847
USD	1,694,875	EUR	1,501,000	UBS AG	4/21/15	80,457
USD	5,366,497	MXN	78,697,000	HSBC Bank PLC	4/21/15	214,599
USD	2,084,114	MXN	30,691,000	Morgan Stanley Capital Services LLC	4/21/15	74,928
USD	1,964,637	MXN	28,910,000	Standard Chartered Bank	4/21/15	72,044
COP	941,630,250	USD	367,000	Royal Bank of Scotland PLC	4/27/15	(6,075)
USD	367,000	COP	932,180,000	Goldman Sachs International	4/27/15	9,697
USD	1,318,000	MYR	4,872,646	Deutsche Bank AG	4/30/15	6,121
PLN	3,612,172	USD	968,663	Standard Chartered Bank	5/04/15	(16,605)
PLN	3,616,672	USD	957,839	Standard Chartered Bank	5/04/15	(4,595)
USD	845,613	PLN	3,133,747	Standard Chartered Bank	5/04/15	19,653
USD	1,119,198	PLN	4,148,967	Standard Chartered Bank	5/04/15	25,657
BRL	1,988	USD	609	UBS AG	5/05/15	7
USD	186,320	BRL	607,440	Royal Bank of Scotland PLC	5/05/15	(2,204)
USD	915,529	MXN	13,711,055	Morgan Stanley Capital Services LLC	5/06/15	18,874
USD	575,633	MXN	8,623,426	Morgan Stanley Capital Services LLC	5/13/15	11,977
USD	33,568	MXN	521,415	Morgan Stanley Capital Services LLC	5/18/15	(501)
USD	1,914,546	MXN	28,681,353	Morgan Stanley Capital Services LLC	5/18/15	40,514
USD	542,221	MXN	8,126,312	Morgan Stanley Capital Services LLC	5/20/15	11,326
USD	566,896	MXN	8,696,315	Morgan Stanley Capital Services LLC	5/26/15	(990)
USD	1,120,830	MXN	16,903,315	Morgan Stanley Capital Services LLC	5/26/15	17,011
USD	546,298	MXN	8,191,285	Morgan Stanley Capital Services LLC	5/27/15	11,430

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	575,998	ZAR	6,942,439	Citibank N.A.	5/29/15	$9,197
USD	1,431,145	ZAR	17,252,770	Citibank N.A.	5/29/15	22,580
USD	14,781,247	AUD	19,065,000	Bank of America N.A.	6/17/15	324,284
USD	14,300,926	AUD	18,774,000	Citibank N.A.	6/17/15	64,628
USD	14,910,000	CHF	14,374,463	JPMorgan Chase Bank N.A.	6/17/15	70,626
USD	3,734,535	EUR	3,419,512	HSBC Bank PLC	6/17/15	53,719
USD	5,617,975	EUR	5,308,000	Morgan Stanley Capital Services LLC	6/17/15	(95,638)
Total						$4,684,252

•	As of March 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.63	6/12/15	58	$3,625
Euro Dollar 90-Day	Put	USD	98.88	6/12/15	39	8,288
Euro Dollar 90-Day	Put	USD	98.75	6/12/15	29	3,444
Euro Dollar 90-Day	Put	USD	98.50	9/11/15	109	27,931
Total						$43,288

•	As of March 31, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	Call	INR	64.30	4/15/15	USD	1,023	$254
USD Currency	BNP Paribas S.A.	Call	CAD	1.33	7/09/15	USD	119,800	913,714
Total								$913,968

•	As of March 31, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	18,489	$982
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	6,610	351
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	46,360	1,840,093
5-Year Interest Rate Swap	Bank of America N.A.	Call	2.09%	Receive	3-month LIBOR	2/10/16	USD	120,788	2,574,729
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	46,360	95,455
5-Year Interest Rate Swap	Bank of America N.A.	Put	2.09%	Pay	3-month LIBOR	2/10/16	USD	120,788	1,416,566
Total									$5,928,176

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Call	USD	98.75	9/11/15	100	$(55,000)
Euro Dollar 90-Day	Put	USD	98.38	6/12/15	29	(544)
Euro Dollar 1-Year Mid-Curve	Put	USD	98.00	9/11/15	109	(6,131)
Total						$(61,675)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	25

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	As of March 31, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	18,489	$(190)
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	6,610	(68)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	24,570	(1,976,907)
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.37%	Pay	3-month LIBOR	2/10/16	USD	63,558	(2,305,954)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	24,570	(71,049)
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.37%	Receive	3-month LIBOR	2/10/16	USD	63,558	(1,540,996)
Total									$(5,895,164)

•	As of March 31, 2015, interest rate indexed floors purchased outstanding were as follows:

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
10Y-2Y CMS Index Floor[1]	0.50%	Goldman Sachs Bank USA	12/15/15	USD	1,440,355	$881,984	$1,584,391	$(702,407)

[1]	Fund pays the upfront premium and receives the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

•	As of March 31, 2015, interest rate indexed floors sold outstanding were as follows:

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation
10Y-2Y CMS Index Floor[1]	0.00%	Goldman Sachs Bank USA	12/15/15	USD	1,440,355	$(159,832)	$(432,107)	$272,275

[1]	Fund receives the upfront premium and pays the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

•	As of March 31, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.IG Series 24 Version 1	1.00%	Chicago Mercantile	6/20/20	USD	7,536	$1,350

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	2,530	$(3,554)
1.26%[1]	3-month LIBOR	Chicago Mercantile	1/12/16[2]	1/12/17	USD	149,961	(389,645)
2.10%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/21	USD	500	(14,380)
2.23%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/22	USD	500	(17,150)
2.21%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/28/22	USD	200	(6,661)
2.19%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/28/22	USD	100	(3,155)
1.89%[1]	3-month LIBOR	Chicago Mercantile	N/A	2/05/25	USD	820	7,762
0.73%[1]	6-month EURIBOR	Chicago Mercantile	N/A	2/20/25	EUR	630	(12,013)
0.75%[1]	6-month EURIBOR	Chicago Mercantile	N/A	2/20/25	EUR	630	(13,426)
Total							$(452,222)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	As of March 31, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/20	USD	3,093	$161,500	$168,177	$(6,677)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	840	43,867	44,986	(1,119)
Total						$205,367	$213,163	$(7,796)

•	As of March 31, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	6/20/19	BBB-	USD	1,590	$(344,568)	$(42,108)	$(302,460)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	6/20/19	BBB-	USD	250	(54,178)	(6,621)	(47,557)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/19	BBB-	USD	1,258	(26,117)	(46,721)	20,604
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	570	(138,445)	(43,451)	(94,994)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	495	(120,230)	(36,492)	(83,738)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	495	(120,229)	(35,623)	(84,606)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	12/20/19	BBB-	USD	1,150	(279,321)	(75,592)	(203,729)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BB+	USD	495	(120,229)	(39,655)	(80,574)
Apache Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	A-	USD	1,300	(16,250)	(55,876)	39,626
Freeport-McMoRan, Inc.	1.00%	Citibank N.A.	3/20/20	BBB-	USD	1,820	(119,901)	(155,074)	35,173
Freeport-McMoRan, Inc.	1.00%	Citibank N.A.	3/20/20	BBB-	USD	890	(58,632)	(67,834)	9,202
Freeport-McMoRan, Inc.	1.00%	Credit Suisse International	3/20/20	BBB-	USD	355	(23,387)	(26,049)	2,662
The Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	6/20/20	A-	USD	4,380	33,750	25,491	8,259
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	420	(5,010)	(6,842)	1,832
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	420	(5,009)	(5,792)	783
United Mexican States	1.00%	Citibank N.A.	6/20/20	BBB+	USD	858	(10,234)	(15,639)	5,405
United Mexican States	1.00%	HSBC Bank PLC	6/20/20	BBB+	USD	475	(5,664)	(8,483)	2,819
Barrick Gold Corp.	1.00%	Goldman Sachs Bank USA	6/20/21	BBB	USD	2,244	(128,031)	(164,850)	36,819
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	400	(6,955)	(37,713)	30,758
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB-	USD	5,000	(86,932)	(452,979)	366,047
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,000	(17,387)	(95,475)	78,088
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	1,820	(46,694)	(259,083)	212,389
Total							$(1,699,653)	$(1,652,461)	$(47,192)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of March 31, 2015, OTC Interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.30%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/16	BRL	19,378	$34,846	$576	$34,270
11.65%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	48,950	(161,515)	(1,836)	(159,679)
12.30%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	11,622	(20,901)	(346)	(20,555)
11.36%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	7,862	(27,188)	(104)	(27,084)
11.12%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	2,045	(10,151)	(16)	(10,135)
11.26%[2]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	1,900	(8,241)	(41)	(8,200)
12.14%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	19,900	10,485	954	9,531
11.80%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	9,380	(2,746)	233	(2,979)
12.13%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	9,048	5,213	430	4,783
11.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	5,923	(8,163)	(139)	(8,024)
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	4,180	11,231	(98)	11,329
4.19%[2]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	28,969	2,164	(148)	2,312

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	27

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

As of March 31, 2015, OTC Interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.50%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/17	BRL	4,333	$(14,280)	$(169)	$(14,111)
11.17%[1]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	4,654	50,184	85	50,099
12.18%[1]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	2,400	10,649	120	10,529
12.22%[1]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	1,310	5,374	68	5,306
13.11%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	2,990	(1,998)	(56)	(1,942)
12.18%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	2,737	(8,717)	(79)	(8,638)
4.35%[1]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	10,032	2,970	65	2,905
13.34%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	4,128	5,101	(51)	5,152
13.14%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	2,490	(1,674)	(23)	(1,651)
4.69%[1]	28-day MXIBTIIE	Bank of America N.A.	3/16/18	MXN	9,126	(491)	69	(560)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	8,957	2,117	125	1,992
4.57%[1]	28-day MXIBTIIE	Citibank N.A.	3/21/18	MXN	8,957	1,781	127	1,654
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	7,677	1,194	25	1,169
4.72%[1]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	11,785	5,129	35	5,094
5.05%[1]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	8,308	2,072	89	1,983
5.04%[1]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	7,885	3,586	28	3,558
4.81%[2]	28-day MXIBTIIE	Bank of America N.A.	1/28/20	MXN	6,097	(8,030)	—	(8,030)
5.59%[2]	28-day MXIBTIIE	Goldman Sachs Bank USA	3/04/20	MXN	21,797	21,098	(89)	21,187
5.42%[2]	28-day MXIBTIIE	Goldman Sachs Bank USA	3/06/20	MXN	12,381	5,872	(189)	6,061
5.23%[2]	28-day MXIBTIIE	Bank of America N.A.	3/12/20	MXN	16,600	(2,275)	(57)	(2,218)
5.21%[2]	28-day MXIBTIIE	Deutsche Bank AG	3/16/20	MXN	18,996	(4,066)	(67)	(3,999)
12.97%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	2,232	1,611	(4)	1,615
11.41%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	1,745	41,099	44	41,055
12.05%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	940	(13,002)	(9)	(12,993)
11.84%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	629	(10,964)	(3)	(10,961)
11.72%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	176	(3,503)	(5)	(3,498)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	(892,821)	—	(892,821)
6.19%[2]	28-day MXIBTIIE	Goldman Sachs Bank USA	7/25/24	MXN	8,444	8,965	(52)	9,017
6.37%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/18/24	MXN	7,512	14,295	(48)	14,343
5.84%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	23,624	(17,377)	(120)	(17,257)
5.85%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	10,272	(7,152)	(52)	(7,100)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	7,400	10,034	103	9,931
5.55%[2]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	10,493	(23,818)	(45)	(23,773)
5.56%[2]	28-day MXIBTIIE	Goldman Sachs Bank USA	1/13/25	MXN	20,699	(47,237)	(89)	(47,148)
6.04%[2]	28-day MXIBTIIE	Bank of America N.A.	3/17/25	MXN	4,800	373	(26)	399
6.04%[2]	28-day MXIBTIIE	Credit Suisse International	3/17/25	MXN	3,200	248	(16)	264
7.48%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	3/25/25	ZAR	11,845	(15,778)	(75)	(15,703)
Total						$(1,054,397)	$(876)	$(1,053,521)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$268,378,749	$42,896,661	$311,275,410
Corporate Bonds	—	698,382,150	—	698,382,150
Foreign Agency Obligations	—	5,557,497	—	5,557,497
Foreign Government Obligations	—	80,954,877	—	80,954,877
Non-Agency Mortgage-Backed Securities	—	193,154,063	12,923,015	206,077,078
Preferred Securities	$3,094,486	4,006,493	—	7,100,979
Project Loans	—	—	27,253	27,253
Taxable Municipal Bonds	—	29,088,493	—	29,088,493
U.S. Government Sponsored Agency Securities	—	1,597,556,898	2,051,078	1,599,607,976
U.S. Treasury Obligations	—	963,982,785	—	963,982,785
Options Purchased:
Foreign Currency Exchange Contracts	—	913,968	—	913,968
Interest Rate Contracts	43,288	5,928,176	—	5,971,464
Liabilities:
Investments:
TBA Sale Commitments	—	(727,545,422)	—	(727,545,422)

Total	$3,137,774	$3,120,358,727	$57,898,007	$3,181,394,508

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$851,816	—	$851,816
Foreign currency exchange contracts	—	4,974,199	—	4,974,199
Interest rate contracts	$1,922,526	535,575	—	2,458,101
Liabilities:
Credit contracts	—	(905,454)	—	(905,454)
Foreign currency exchange contracts	—	(289,947)	—	(289,947)
Interest rate contracts	(3,027,480)	(8,366,614)	—	(11,394,094)

Total	$(1,104,954)	$(3,200,425)	—	$(4,305,379)

[1]    Derivative financial instruments are interest rate indexed floors, swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Interest rate indexed floors, swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$22,531,525	—	—	$22,531,525
Foreign currency at value	6,134,496	—	—	6,134,496
Cash pledged for financial futures contracts	2,895,000	—	—	2,895,000
Cash pledged as collateral for OTC derivatives	1,210,000	—	—	1,210,000
Cash pledged for centrally cleared swaps	621,000	—	—	621,000
Cash pledged as collateral for TBA commitments	20,000	—	—	20,000
Liabilities:
Reverse repurchase agreements	—	$(177,844,770)	—	(177,844,770)
Cash received as collateral for TBA commitments	—	(877,000)	—	(877,000)

Total	$33,412,021	$(178,721,770)	—	$(145,309,749)

During the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	29

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2014	$16,109,864	$4,941,957	$79,283	—	$21,131,104
Transfers into Level 3[1]	33,231,938	—	—	—	33,231,938
Transfers out of Level 3	(2,332,767)	(55,714)	—	—	(2,388,481)
Accrued discounts/premiums	9,317	2,406	(92)	$(345)	11,286
Net realized gain (loss)	3,302	10,992	2,602	—	16,896
Net change in unrealized appreciation/depreciation[2,3]	(52,510)	(54,853)	124	15,264	(91,975)
Purchases	5,554,616	9,004,806	—	2,036,159	16,595,581
Sales	(9,627,099)	(926,579)	(54,664)	—	(10,608,342)

Closing Balance, as of March 31, 2015	$42,896,661	$12,923,015	$27,253	$2,051,078	$57,898,007

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[3]	$(51,968)	$(54,811)	$1,159	$15,264	$(90,356)

[1]

As of September 30, 2014, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $33,231,938 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments March 31, 2015 (Unaudited)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2014-1A, Class C, 3.13%, 7/18/26 (a)(b)	USD	1,250	$1,229,764
Series 2014-2A, Class C, 3.43%, 1/15/27 (a)(b)		2,000	1,987,147
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.90%, 4/15/24 (a)(b)		2,000	1,949,279
ALM V Ltd., Series 2012-5A, Class D, 5.73%, 2/13/23 (a)(b)		9,900	9,852,634
ALM VII Ltd., Series 2013-7RA, Class D, 5.23%, 4/24/24 (a)(b)		5,175	4,934,173
ALM VIII Ltd.:
Series 2013-8A, Class B, 2.98%, 1/20/26 (a)(b)		2,300	2,253,480
Series 2013-8A, Class C, 3.43%, 1/20/26 (a)(b)		2,800	2,651,311
Series 2013-8A, Class D, 4.73%, 1/20/26 (a)(b)		2,400	2,134,909
ALM XII Ltd.:
Series 2015-12A, Class B, 3.45%, 4/16/27 (a)(b)		2,000	1,983,000
Series 2015-12A, Class C1, 3.95%, 4/16/27 (a)(b)		3,500	3,330,250
ALM XIV Ltd.:
Series 2014-14A, Class B, 3.18%, 7/28/26 (a)(b)		2,731	2,703,795
Series 2014-14A, Class C, 3.68%, 7/28/26 (a)(b)		8,150	7,739,571
Series 2014-14A, Class D, 5.08%, 7/28/26 (a)(b)		2,500	2,252,578
AMMC CLO 15 Ltd.:
Series 2014-15A, Class C1, 3.71%, 12/09/26 (a)(b)		1,000	1,000,000
Series 2014-15A, Class D, 4.45%, 12/09/26 (a)(b)		2,500	2,475,000
AMMC CLO IX Ltd., Series 2011-9A, Class D, 4.75%, 1/15/22 (a)(b)		6,000	6,012,867
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class C, 3.11%, 4/15/27 (a)(b)		3,500	3,424,400
Series 2015-6A, Class D, 3.66%, 4/15/27 (a)(b)		3,250	3,066,050
Series 2015-6A, Class E1, 5.16%, 4/15/27 (a)(b)		3,250	2,873,975
Apidos CDO, Series 2012-9AR, Class ER, 6.37%, 7/15/23 (a)(b)		1,500	1,500,000
Apidos CLO XII, Series 2013-12A, Class D, 3.28%, 4/15/25 (a)(b)		1,000	940,989
Apidos CLO XVI:
Series 2013-16A, Class B, 3.03%, 1/19/25 (a)(b)		1,688	1,669,582
Series 2013-16A, Class C, 3.48%, 1/19/25 (a)(b)		4,500	4,293,366
Series 2013-16A, Class D, 4.73%, 1/19/25 (a)(b)		2,000	1,781,080
Apidos CLO XVIII:
Series 2014-18A, Class C, 3.88%, 7/22/26 (a)(b)		3,300	3,165,097
Series 2014-18A, Class D, 5.43%, 7/22/26 (a)(b)		2,500	2,286,075
Apidos CLO XX:
Series 2015-20A, Class B, 3.45%, 1/16/27 (a)(b)		1,250	1,250,000
Series 2015-20A, Class C, 3.95%, 1/16/27 (a)(b)		1,750	1,698,375
ARES CLO Ltd.:
Series 2014-32A, Class B, 3.48%, 11/15/25 (a)(b)		2,000	2,001,480

Asset-Backed Securities		Par (000)	Value
Series 2014-32A, Class C, 4.43%, 11/15/25 (a)(b)	USD	3,750	$3,725,262
ARES XXIII CLO Ltd., Series 2012-1A, Class E, 6.41%, 4/19/23 (a)(b)		1,200	1,178,562
ARES XXV CLO Ltd., Series 2012-3A, Class D, 4.91%, 1/17/24 (a)(b)		1,938	1,942,735
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class C, 4.56%, 12/05/26 (a)(b)		4,900	4,900,000
Series 2015-1A, Class D, 6.23%, 12/05/26 (a)(b)		1,000	970,000
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 2.93%, 2/17/26 (a)(b)		1,900	1,834,271
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.23%, 7/16/26 (a)(b)		750	743,430
Series 2014-1A, Class D, 3.68%, 7/16/26 (a)(b)		1,250	1,172,424
Atrium X, Series 10A, Class D, 3.75%, 7/16/25 (a)(b)		1,000	968,300
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.08%, 4/17/23 (a)(b)		3,650	3,649,947
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.58%, 10/22/25 (a)(b)		2,750	2,546,746
Battalion CLO VIII Ltd.:
Series 2015-8A, Class C, 4.16%, 4/18/27 (a)(b)		1,250	1,205,975
Series 2015-8A, Class D, 5.71%, 4/18/27 (a)(b)		3,650	3,321,938
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.73%, 7/15/24 (a)(b)		2,000	1,904,250
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.48%, 1/20/26 (a)(b)		2,700	2,514,575
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 3.73%, 7/20/26 (a)(b)		2,750	2,594,134
Benefit Street Partners CLO V Ltd., Series 2014-VA, Class E, 5.15%, 10/20/26 (a)(b)		2,500	2,201,641
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class B, 3.31%, 4/18/27 (a)(b)		5,250	5,182,800
Series 2015-VIA, Class C, 3.96%, 4/18/27 (a)(b)		3,250	3,133,325
Series 2015-VIA, Class D, 5.81%, 4/18/27 (a)(b)		2,500	2,321,250
Betony CLO Ltd.:
Series 2015-1A, Class C, 3.41%, 3/06/27 (a)(b)		1,500	1,496,250
Series 2015-1A, Class D, 3.86%, 3/06/27 (a)(b)		3,000	2,876,250
BlueMountain CLO Ltd.:
Series 2013-1A, Class B, 2.88%, 5/15/25 (a)(b)		1,500	1,463,292
Series 2014-1A, Class C, 2.98%, 4/30/26 (a)(b)		1,000	973,024
Series 2014-4A, Class E, 5.55%, 11/30/26 (a)(b)		3,125	2,877,752
Series 2015-1A, Class B, 3.41%, 4/13/27 (a)(b)		1,500	1,484,291
Series 2015-1A, Class C, 4.01%, 4/13/27 (a)(b)		1,250	1,206,789
Series 2015-1A, Class D, 5.71%, 4/13/27 (a)(b)		1,500	1,392,109
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.30%, 4/17/25 (a)(b)		1,000	916,568

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	31

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Canyon Capital CLO Ltd., Series 2015-1A, Class C, 3.42%, 4/15/27 (a)(b)	USD	1,750	$1,732,500
Carlyle Global Market Strategies CLO, Series 2012-1A, Class D, 4.41%, 4/20/22 (a)(b)		2,500	2,499,928
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2AR, Class ER, 6.33%, 7/20/23 (a)(b)		5,180	5,179,747
Series 2013-1A, Class C, 4.26%, 2/14/25 (a)(b)		2,000	1,988,953
Series 2013-2A, Class D, 4.01%, 4/18/25 (a)(b)		2,250	2,205,757
Series 2014-4A, Class C, 3.38%, 10/15/26 (a)(b)		1,245	1,245,881
Series 2014-5A, Class C, 4.38%, 10/16/25 (a)(b)		2,750	2,741,187
Series 2015-1A, Class C, 3.41%, 4/20/27 (a)(b)		2,750	2,732,125
Series 2015-1A, Class D, 4.01%, 4/20/27 (a)(b)		3,500	3,364,375
Series 2015-1A, Class E1, 5.56%, 4/20/27 (a)(b)		2,750	2,502,500
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 3.03%, 5/20/26 (a)(b)		4,255	4,116,713
Series 2014-3A, Class D, 3.78%, 5/20/26 (a)(b)		3,695	3,484,685
Central Park CLO Ltd., Series 2011-1A, Class D, 3.46%, 7/23/22 (a)(b)		2,250	2,247,537
CFIP CLO Ltd., Series 2013-1A, Class D, 4.01%, 4/20/24 (a)(b)		2,000	1,924,000
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.38%, 8/14/24 (a)(b)		2,250	2,244,008
Series 2013-2A, Class B1L, 3.86%, 4/21/25 (a)(b)		1,750	1,689,106
Series 2014-2A, Class A3L, 3.08%, 5/24/26 (a)(b)		2,295	2,246,864
Series 2014-3A, Class C1, 2.95%, 7/22/26 (a)(b)		3,000	2,927,026
Series 2014-3A, Class D, 3.55%, 7/22/26 (a)(b)		2,850	2,687,997
Series 2014-5A, Class C, 3.59%, 1/17/27 (a)(b)		2,000	2,001,065
Series 2014-5A, Class D2, 4.74%, 1/17/27 (a)(b)		3,500	3,432,450
Series 2015-1A, Class C, 3.26%, 1/22/27 (a)(b)		3,500	3,433,500
Series 2015-1A, Class D, 4.26%, 1/22/27 (a)(b)		6,050	5,830,385
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.03%, 10/15/26 (a)(b)		2,800	2,746,501
Dryden Senior Loan Fund:
Series 2014-36A, Class D, 3.98%, 11/09/25 (a)(b)		1,000	965,000
Series 2014-36A, Class E, 5.43%, 11/09/25 (a)(b)		1,000	905,000
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.88%, 3/21/24 (a)(b)		3,600	3,460,680
Flatiron CLO Ltd.:
Series 2012-1A, Class C, 4.73%, 10/25/24 (a)(b)		1,650	1,650,432
Series 2013-1A, Class C, 3.86%, 1/17/26 (a)(b)		2,000	1,940,280
Fraser Sullivan CLO VII Ltd., Series 2012-7X, Class SUB, 0.00%, 4/20/23 (c)		6,150	5,043,000
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 4.63%, 11/15/24 (a)(b)		2,150	2,150,517

Asset-Backed Securities		Par (000)	Value
Galaxy XVIII CLO Ltd., Series 2014-18A, Class C1, 3.23%, 10/15/26 (a)(b)	USD	4,550	$4,521,046
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.56%, 4/25/25 (a)(b)		1,500	1,438,199
GoldenTree Loan Opportunities XI Ltd.:
Series 2015-11A, Class D, 3.96%, 4/18/27 (a)(b)		3,750	3,652,500
Series 2015-11A, Class E, 5.81%, 4/18/27 (a)(b)		2,000	1,872,000
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.73%, 7/17/23 (a)(b)		2,080	2,049,378
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.73%, 4/15/25 (a)(b)		2,000	1,883,240
Highbridge Loan Management Ltd.:
Series 2014-4A, Class B, 3.23%, 7/28/25 (a)(b)		5,130	5,004,070
Series 2015-6A, Class D, 6.02%, 3/17/27 (a)(b)		2,250	2,168,550
Series 2015-6A, Class E, 7.02%, 3/17/27 (a)(b)		2,000	1,862,200
ING Investment Management CLO Ltd.:
Series 2012-4A, Class C, 4.75%, 10/15/23 (a)(b)		2,250	2,256,009
Series 2013-2A, Class C, 3.76%, 4/25/25 (a)(b)		1,250	1,207,135
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.26%, 11/05/24 (a)(b)		4,000	3,956,933
Jamestown CLO IV Ltd.:
Series 2014-4A, Class C, 3.73%, 7/15/26 (a)(b)		1,000	955,100
Series 2014-4A, Class SUB, 0.00%, 7/15/26 (a)(c)		2,000	1,657,562
Keuka Park CLO Ltd., Series 2013-1A, Class D, 3.46%, 10/21/24 (a)(b)		2,750	2,623,086
LCM X LP:
Series 10AR, Class CR, 3.08%, 4/15/22 (a)(b)		2,000	2,004,162
Series 10AR, Class ER, 5.73%, 4/15/22 (a)(b)		1,550	1,526,927
LCM XV LP, Series 15A, Class D, 3.61%, 8/25/24 (a)(b)		5,000	4,737,020
LCM XVIII LP:
Series 18A, Class C1, 3.41%, 4/20/27 (a)(b)		4,500	4,455,900
Series 18A, Class D, 4.06%, 4/20/27 (a)(b)		3,250	3,142,750
Series 18A, Class E, 5.61%, 4/20/27 (a)(b)		3,500	3,204,600
Series 18A, Class INC, 1.78%, 4/20/27 (a)(b)		5,315	4,677,200
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.03%, 4/22/22 (a)(b)		3,750	3,749,929
Series 2012-8AR, Class DR, 4.08%, 4/22/22 (a)(b)		2,750	2,749,926
Madison Park Funding XIII Ltd., Series 2014-13A, Class C, 3.01%, 1/19/25 (a)(b)		3,750	3,684,381
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3.86%, 7/25/26 (a)(b)		4,221	4,063,248
Madison Park Funding XV Ltd.:
Series 2014-15A, Class B1, 3.49%, 1/27/26 (a)(b)		1,000	1,002,970
Series 2014-15A, Class D, 5.69%, 1/27/26 (a)(b)		1,000	929,689

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Madison Park Funding XVI Ltd.:
Series 2015-16A, Class B, 3.26%, 4/20/26 (a)(b)	USD	1,500	$1,485,150
Series 2015-16A, Class C, 3.96%, 4/20/26 (a)(b)		1,500	1,459,350
Marine Park CLO Ltd., Series 2012-1A, Class D, 5.98%, 5/18/23 (a)(b)		2,500	2,440,126
Mill Creek CLO Ltd., Series 2011-1A, Class E, 7.01%, 1/20/22 (a)(b)		5,500	5,500,747
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class D, 3.48%, 10/15/25 (a)(b)		2,500	2,381,519
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.78%, 8/04/25 (a)(b)		1,500	1,422,707
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class B, 3.38%, 11/14/25 (a)(b)		2,250	2,250,000
Series 2014-18A, Class C, 3.98%, 11/14/25 (a)(b)		3,250	3,111,228
Series 2014-18A, Class D, 5.48%, 11/14/25 (a)(b)		1,000	905,873
Oaktree EIF II Ltd.:
Series 2014-A2, Class C, 3.43%, 11/15/25 (a)(b)		4,625	4,596,772
Series 2015-B1A, Class C, 3.46%, 2/15/26 (a)(b)		3,500	3,444,840
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class ER, 5.74%, 5/05/23 (a)(b)		7,150	7,104,640
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class C, 3.08%, 4/15/26 (a)(b)		2,400	2,349,375
Series 2014-1A, Class D, 3.73%, 4/15/26 (a)(b)		2,500	2,384,036
Series 2014-1A, Class F, 5.73%, 4/15/26 (a)(b)		1,950	1,597,773
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)(c)		2,600	2,138,590
Octagon Investment Partners XV Ltd., Series 2013-1A, Class E, 4.98%, 1/19/25 (a)(b)		3,000	2,694,635
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.61%, 7/17/25 (a)(b)		1,250	1,161,328
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.43%, 10/25/25 (a)(b)		1,000	932,214
Octagon Investment Partners XX Ltd.:
Series 2014-1A, Class D, 3.88%, 8/12/26 (a)(b)		2,250	2,168,246
Series 2014-1A, Class E, 5.48%, 8/12/26 (a)(b)		1,900	1,726,855
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class C1, 3.54%, 1/15/27 (a)(b)		1,750	1,752,249
Series 2014-1A, Class D1, 4.19%, 1/15/27 (a)(b)		1,750	1,709,251
Series 2014-1A, Class E1, 5.54%, 1/15/27 (a)(b)		1,500	1,357,500
OZLM Funding III Ltd., Series 2013-3A, Class B, 3.33%, 1/22/25 (a)(b)		4,500	4,499,906
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.43%, 7/22/25 (a)(b)		2,000	1,884,908
OZLM Funding Ltd.:
Series 2012-2A, Class B, 3.50%, 10/30/23 (a)(b)		2,500	2,500,017
Series 2012-2A, Class C, 4.58%, 10/30/23 (a)(b)		1,000	1,002,644

Asset-Backed Securities		Par (000)	Value
OZLM IX Ltd.:
Series 2014-9A, Class B, 3.53%, 1/20/27 (a)(b)	USD	1,250	$1,251,576
Series 2014-9A, Class C, 3.83%, 1/20/27 (a)(b)		2,000	1,908,201
OZLM VII Ltd.:
Series 2014-7A, Class B1, 3.11%, 7/17/26 (a)(b)		2,250	2,200,169
Series 2014-7A, Class C, 3.83%, 7/17/26 (a)(b)		5,600	5,385,673
Series 2014-7A, Class D, 5.23%, 7/17/26 (a)(b)		5,000	4,486,531
OZLM VIII Ltd., Series 2014-8A, Class C, 3.74%, 10/17/26 (a)(b)		3,150	2,996,819
OZLM XI Ltd.:
Series 2015-11A, Class B, 3.26%, 1/30/27 (a)(b)		3,000	2,933,100
Series 2015-11A, Class C1, 4.31%, 1/30/27 (a)(b)		5,750	5,619,475
Series 2015-11A, Class D, 5.66%, 1/30/27 (a)(b)		2,500	2,273,500
Palmer Square CLO Ltd.:
Series 2014-1A, Class B, 2.82%, 10/17/22 (a)(b)		6,750	6,585,501
Series 2014-1A, Class C, 4.12%, 10/17/22 (a)(b)		3,980	3,944,792
Pinnacle Park CLO Ltd., Series 2014-1A, Class E, 5.18%, 4/15/26 (a)(b)		1,000	910,749
Regatta Funding LP:
Series 2013-2A, Class C, 4.23%, 1/15/25 (a)(b)		2,750	2,661,569
Series 2013-2A, Class D, 5.73%, 1/15/25 (a)(b)		4,000	3,652,329
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.22%, 7/25/26 (a)(b)		2,000	1,957,060
Series 2014-1A, Class D, 3.77%, 7/25/26 (a)(b)		1,000	949,531
Seneca Park CLO Ltd.:
Series 2014-1A, Class D, 3.72%, 7/17/26 (a)(b)		2,000	1,914,349
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)(c)		2,500	2,185,730
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.13%, 7/15/25 (a)(b)		1,750	1,706,164
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 3.76%, 1/21/26 (a)(b)		2,750	2,613,705
Sound Point CLO Ltd.:
Series 2014-3A, Class D, 3.83%, 1/23/27 (a)(b)		3,000	2,853,000
Series 2015-8A, Class C, 3.26%, 4/16/27 (a)(b)		2,250	2,185,875
Series 2015-8A, Class D, 3.91%, 4/16/27 (a)(b)		2,750	2,609,063
Steele Creek CLO Ltd., Series 2014-1A, Class C, 3.43%, 8/21/26 (a)(b)		3,000	2,963,400
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.86%, 7/28/21 (a)(b)		1,250	1,238,525
Symphony CLO X Ltd., Series 2012-10X, Class E, 6.41%, 7/23/23 (b)		6,520	6,502,796
TICP CLO III Ltd.:
Series 2014-3A, Class C, 3.25%, 1/20/27 (a)(b)(d)		1,250	1,273,651
Series 2014-3A, Class D2, 4.18%, 1/20/27 (a)(b)		1,000	982,347
Treman Park CLO LLC, Series 2015-1A, Class D, 4.12%, 4/20/27 (a)(b)		9,000	8,797,500

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	33

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.73%, 7/15/25 (a)(b)	USD	2,250	$2,172,202
VENTURE XIII CLO Ltd., Series 2013-13A, Class D, 3.79%, 6/10/25 (a)(b)		2,000	1,922,613
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.54%, 1/15/26 (a)(b)		2,000	2,000,000
Venture XVII CLO Ltd., Series 2014-17A, Class C, 3.08%, 7/15/26 (a)(b)		4,500	4,378,123
Venture XX CLO Ltd.:
Series 2015-20A, Class C, 3.42%, 4/15/27 (a)(b)		4,000	3,974,400
Series 2015-20A, Class D, 4.12%, 4/15/27 (a)(b)		3,200	3,095,680
Voya CLO Ltd.:
Series 2012-2RA, Class DR, 4.22%, 10/15/22 (a)(b)		2,250	2,250,000
Series 2012-2RA, Class ER, 6.27%, 10/15/22 (a)(b)		3,125	3,125,000
Series 2014-3A, Class C, 3.83%, 7/25/26 (a)(b)		4,500	4,327,506
Series 2014-4A, Class C, 4.23%, 10/14/26 (a)(b)		3,000	2,961,617
Series 2014-4A, Class D, 5.73%, 10/14/26 (a)(b)		1,500	1,395,022
Series 2015-1A, Class D, 5.86%, 4/18/27 (a)(b)		1,500	1,414,050
Washington Mill CLO Ltd., Series 2014-1A, Class C, 3.20%, 4/20/26 (a)(b)		2,485	2,417,963
WhiteHorse IX Ltd., Series 2014-9A, Class C, 2.93%, 7/17/26 (a)(b)		3,250	3,070,316
Ziggurat CLO I Ltd., Series 2014-1A, Class C, 3.38%, 10/17/26 (a)(b)		3,000	2,945,700
Total Asset-Backed Securities — 2.9%			504,448,877

Common Stocks		Shares
Auto Components — 0.0%
Lear Corp.		1,540	170,663
Capital Markets — 0.8%
American Capital, Ltd. (e)		9,132,000	135,062,280
E*TRADE Financial Corp. (e)		414,700	11,841,759
Freedom Pay, Inc. (e)		314,534	3

			146,904,042
Chemicals — 0.3%
Advanced Emissions Solutions, Inc. (e)		310,220	5,304,762
Huntsman Corp.		1,985,843	44,026,139

			49,330,901
Consumer Finance — 1.2%
Ally Financial, Inc. (e)		4,600,276	96,513,782
Ally Financial, Inc. (e)		4,053,560	85,043,689
Ally Financial, Inc. (e)		1,720,096	36,087,614

			217,645,085
Diversified Consumer Services — 0.0%
Houghton Mifflin Harcourt Co. (e)		326,824	7,673,828
Diversified Financial Services — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT (e)		1,108,793	3,215
Adelphia Recovery Trust, Series ACC-4 INT (e)		34,394,678	3,439
Adelphia Recovery Trust, Series Arahova INT (e)		242,876	2,696
Adelphia Recovery Trust, Series Frontiervision INT (e)		131,748	1,331
Concrete Investment II SCA — Stapled (e)(f)		120,971	1

			10,682
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (e)		401,700	711,009

Common Stocks		Shares	Value
Electrical Equipment — 0.0%
Medis Technologies Ltd. (e)		852,625	$9
Hotels, Restaurants & Leisure — 0.3%
Amaya, Inc. (e)		1,758,029	41,224,951
Amaya, Inc. (e)		781,880	18,334,717

			59,559,668
Insurance — 0.6%
American International Group, Inc.		1,843,485	101,004,543
Media — 0.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning)		344,371	7,715,977
Metals & Mining — 0.2%
African Minerals Ltd. (e)		736,359	11
Constellium NV, Class A (e)		879,244	17,866,238
Peninsula Energy Ltd. (e)(g)		557,760,995	7,646,726

			25,512,975
Oil, Gas & Consumable Fuels — 0.2%
African Petroleum Corp. Ltd. (e)		1,853,831	78,243
Laricina Energy Ltd. (e)(h)		376,471	3,676,875
Osum Oil Sands Corp. (e)(h)		1,600,000	10,586,238
Project Calgary (Acquired 3/25/14, cost $19,952,579) (e)(h)(i)		1,784,000	21,610,691

			35,952,047
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (e)		2,303,699	6,347,882
Ainsworth Lumber Co. Ltd. (e)		1,315,439	3,630,612
Ainsworth Lumber Co. Ltd. (a)(e)		925,544	2,550,352
Western Forest Products, Inc.		4,700	7,310

			12,536,156
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (e)		1,381	43,239
Software — 0.0%
kCAD Holdings I Ltd. (e)		4,067,849,248	5,857,703
Technology Hardware, Storage & Peripherals — 0.3%
Nokia OYJ — ADR		5,937,406	45,005,537
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. (e)		1,082,019	33,710,302
Transportation Infrastructure — 0.4%
General Maritime Corp. (e)		4,054,054	62,594,594
Total Common Stocks — 4.6%			811,938,960

Corporate Bonds		Par (000)
Aerospace & Defense — 1.0%
Bombardier, Inc., 7.50%, 3/15/25 (a)	USD	12,058	11,899,739
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		8,039	8,380,657
LMI Aerospace, Inc., 7.38%, 7/15/19 (a)		6,504	6,552,780
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		7,557	8,407,163
Silver II Borrower/Silver II U.S. Holdings LLC, 7.75%, 12/15/20 (a)		14,678	13,100,115
TransDigm, Inc.:
5.50%, 10/15/20		12,000	11,850,000
6.00%, 7/15/22		67,925	67,925,000
6.50%, 7/15/24		52,072	52,332,360

			180,447,814
Air Freight & Logistics — 0.3%
CEVA Group PLC, 7.00%, 3/01/21 (a)		6,575	6,377,750

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Air Freight & Logistics (concluded)
XPO Logistics, Inc., 7.88%, 9/01/19 (a)	USD	38,583	$40,849,751

			47,227,501
Airlines — 0.9%
American Airlines Group, Inc.:
5.50%, 10/01/19 (a)		5,265	5,403,206
4.63%, 3/01/20 (a)		20,609	20,183,939
American Airlines Pass-Through Trust, 6.00%, 1/15/17 (a)		50,835	51,597,525
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		20,855	22,002,025
National Air Cargo Group, Inc.:
12.38%, 9/02/15		3,580	3,580,450
12.38%, 10/08/15		3,645	3,645,442
Virgin Australia Trust:
Series 2013-1C, 7.13%, 10/23/18 (a)		29,279	29,864,482
Series 2013-1D, 8.50%, 10/23/16 (a)		13,818	14,163,646

			150,440,715
Auto Components — 1.3%
AA Bond Co. Ltd.:
5.50%, 7/31/22	GBP	7,900	11,835,993
9.50%, 7/31/43		7,744	12,722,290
Affinia Group, Inc., 7.75%, 5/01/21	USD	5,540	5,733,900
Dana Holding Corp., 5.38%, 9/15/21		5,000	5,237,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		35,891	36,563,956
6.00%, 8/01/20		27,372	28,434,034
5.88%, 2/01/22		53,334	54,934,020
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		5,440	5,712,000
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)		4,450	4,705,875
Schaeffler Finance BV:
4.75%, 5/15/23 (a)		12,325	12,355,813
3.25%, 5/15/25	EUR	4,775	5,122,643
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		742	836,205
UCI International, Inc., 8.63%, 2/15/19	USD	53,847	48,731,535

			232,925,764
Automobiles — 0.5%
General Motors Co.:
4.88%, 10/02/23		6,740	7,297,492
6.25%, 10/02/43		28,235	34,589,626
5.20%, 4/01/45		26,770	29,054,445
Jaguar Land Rover Automotive PLC, 5.00%, 2/15/22	GBP	8,919	14,232,623

			85,174,186
Banks — 0.8%
Bankia SA, 4.00%, 5/22/24 (b)	EUR	8,600	9,395,991
CIT Group, Inc.:
5.25%, 3/15/18	USD	20,240	20,948,400
5.50%, 2/15/19 (a)		29,829	31,022,160
5.00%, 8/15/22		550	564,438
5.00%, 8/01/23		28,897	29,619,425
6.00%, 4/01/36		21,122	21,755,660
Novo Banco SA:
2.63%, 5/08/17	EUR	10,300	10,715,092
4.75%, 1/15/18		12,200	13,351,891
4.00%, 1/21/19		7,000	7,601,769

			144,974,826
Beverages — 0.1%
Constellation Brands, Inc.:
3.88%, 11/15/19	USD	7,672	7,902,160

Corporate Bonds		Par (000)	Value
Beverages (concluded)
4.25%, 5/01/23	USD	3,275	$3,369,156
Hydra Dutch Holdings 2 BV, 5.58%, 4/15/19 (b)	EUR	10,975	10,763,057

			22,034,373
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (a)	USD	11,695	11,885,044
Building Products — 0.8%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		12,763	12,858,723
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)		17,606	17,870,090
The Hillman Group, Inc., 6.38%, 7/15/22 (a)		9,004	9,004,000
Masonite International Corp., 5.63%, 3/15/23 (a)		13,096	13,423,400
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	2,520	2,763,812
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	30,755	29,986,125
The Ryland Group, Inc., 6.63%, 5/01/20		2,825	3,051,000
USG Corp.:
9.75%, 1/15/18		27,189	31,471,267
5.88%, 11/01/21 (a)		10,885	11,565,313
5.50%, 3/01/25 (a)		4,312	4,398,240

			136,391,970
Capital Markets — 0.3%
American Capital, Ltd., 6.50%, 9/15/18 (a)		4,866	5,072,805
E*TRADE Financial Corp.:
0.00%, 8/31/19 (a)(c)(d)		1,420	3,923,545
5.38%, 11/15/22		19,461	20,531,355
4.63%, 9/15/23		20,625	20,985,937
Series A, 0.00%, 8/31/19 (c)(d)		328	906,284
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (b)(e)(j)	EUR	4,550	856,164
4.75%, 1/16/14 (b)(e)(j)		14,545	2,736,903
0.00%, 2/05/14 (b)(e)(j)		22,800	4,382,164

			59,395,157
Chemicals — 1.3%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV:
5.75%, 2/01/21		3,000	3,412,830
7.38%, 5/01/21 (a)	USD	20,810	22,370,750
Axiall Corp., 4.88%, 5/15/23		3,388	3,362,590
Celanese U.S. Holdings LLC, 4.63%, 11/15/22		2,785	2,805,887
Chemtura Corp., 5.75%, 7/15/21		5,400	5,474,250
Huntsman International LLC:
4.88%, 11/15/20		4,620	4,620,000
8.63%, 3/15/21		6,726	7,196,820
5.13%, 11/15/22 (a)		8,737	8,758,843
5.13%, 4/15/21	EUR	11,190	12,670,898
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)	USD	5,120	5,145,600
6.50%, 8/15/18	EUR	2,679	2,957,495
5.75%, 2/15/19		3,736	4,046,563
LSB Industries, Inc., 7.75%, 8/01/19	USD	3,478	3,625,815
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		22,959	20,318,715
Escrow, 8.88%, 10/15/20 (e)(j)		22,959	2
Monitchem HoldCo 3 SA, 5.25%, 6/15/21	EUR	2,603	2,812,859
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18	USD	4,370	3,900,225
NOVA Chemicals Corp., 5.00%, 5/01/25 (a)		15,342	16,032,390
Perstorp Holding AB, 8.75%, 5/15/17 (a)		5,665	5,863,275
Platform Specialty Products Corp., 6.50%, 2/01/22 (a)		71,663	74,887,835
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	2,690	3,022,569

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	35

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
WR Grace & Co-Conn, 5.13%, 10/01/21 (a)	USD	11,773	$12,214,487

			225,500,698
Commercial Services & Supplies — 1.2%
Acosta, Inc., 7.75%, 10/01/22 (a)		17,620	18,214,675
ADS Waste Holdings, Inc., 8.25%, 10/01/20		8,980	9,384,100
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		7,360	8,375,982
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		17,225	17,720,219
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (k)	EUR	3,216	3,648,498
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)	USD	20,581	21,301,335
Covanta Holding Corp.:
6.38%, 10/01/22		15,936	17,051,520
5.88%, 3/01/24		9,445	9,775,575
The Hertz Corp.:
7.50%, 10/15/18		5,615	5,832,581
6.75%, 4/15/19		7,060	7,289,450
5.88%, 10/15/20		2,250	2,311,875
7.38%, 1/15/21		13,500	14,175,000
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (a)(k)		5,482	5,536,820
IVS F. SpA, 7.13%, 4/01/20	EUR	7,919	8,940,614
Laureate Education, Inc., 10.00%, 9/01/19 (a)	USD	22,805	21,550,725
Mobile Mini, Inc., 7.88%, 12/01/20		8,100	8,545,500
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		13,963	13,823,370
Verisure Holding AB, 8.75%, 12/01/18	EUR	2,957	3,394,118
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	16,887	18,259,069

			215,131,026
Communications Equipment — 0.9%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)		13,425	13,727,063
6.75%, 11/15/20 (a)		30,919	32,928,735
6.45%, 3/15/29		65,041	65,691,410
CommScope, Inc.:
5.00%, 6/15/21 (a)		9,372	9,360,285
5.50%, 6/15/24 (a)		9,116	9,116,000
Project Homestake Merger Corp., 8.88%, 3/01/23 (a)		28,875	28,947,187

			159,770,680
Computer Services — 0.2%
SunGard Data Systems, Inc., 6.63%, 11/01/19		37,130	38,243,900
Construction & Engineering — 0.7%
Abengoa Greenfield SA, 6.50%, 10/01/19 (a)		20,329	18,702,680
AECOM:
5.75%, 10/15/22 (a)		4,514	4,671,990
5.88%, 10/15/24 (a)		28,853	30,295,650
Aguila 3 SA, 7.88%, 1/31/18 (a)		16,175	16,175,000
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	6,796	6,686,243
Astaldi SpA, 7.13%, 12/01/20		18,564	21,463,115
BIBBY Offshore Services PLC, 7.50%, 6/15/21	GBP	7,486	9,458,966
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)	USD	10,685	10,017,187
Modular Space Corp., 10.25%, 1/31/19 (a)		7,820	6,216,900
Novafives SAS, 4.50%, 6/30/21	EUR	2,050	2,176,701

			125,864,432
Construction Materials — 0.2%
Cemex SAB de CV:
5.88%, 3/25/19 (a)	USD	5,910	6,102,075

Corporate Bonds		Par (000)	Value
Construction Materials (concluded)
4.38%, 3/05/23	EUR	3,746	$4,032,905
5.70%, 1/11/25 (a)	USD	13,975	13,786,337
Kerneos Corporate SAS:
4.83%, 3/01/21 (b)	EUR	1,648	1,773,706
5.75%, 3/01/21		2,153	2,455,826

			28,150,849
Consumer Finance — 1.4%
Ally Financial, Inc.:
5.13%, 9/30/24	USD	15,559	16,045,219
4.63%, 3/30/25		67,212	66,203,820
8.00%, 11/01/31		114,583	143,228,750
DFC Finance Corp., 10.50%, 6/15/20 (a)		14,315	11,201,487

			236,679,276
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)		12,025	12,085,125
6.00%, 6/30/21 (a)		12,020	11,809,650
4.25%, 1/15/22	EUR	17,590	19,291,843
Berry Plastics Corp., 5.50%, 5/15/22	USD	9,545	9,807,487
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (a)		10,702	10,742,133
6.00%, 6/15/17 (a)		20,489	20,540,223
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		2,847	3,000,026
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		18,884	19,049,235
Crown European Holdings SA, 4.00%, 7/15/22	EUR	8,425	9,783,661
Greif Nevada Holdings, Inc., 7.38%, 7/15/21 (a)		2,085	2,639,822
Pactiv LLC:
7.95%, 12/15/25	USD	23,227	23,691,540
8.38%, 4/15/27		5,688	5,844,420
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.88%, 8/15/19		3,726	3,986,820
5.75%, 10/15/20		47,531	49,135,171
Sealed Air Corp.:
8.38%, 9/15/21 (a)		5,357	6,026,625
4.88%, 12/01/22 (a)		8,000	8,160,000
5.25%, 4/01/23 (a)		5,000	5,212,500
5.13%, 12/01/24 (a)		16,317	16,888,095
6.88%, 7/15/33 (a)		7,820	8,230,550
SGD Group SAS, 5.63%, 5/15/19	EUR	3,403	3,744,134
SIG Combibloc Holdings SCA, 7.75%, 2/15/23		3,189	3,624,752
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)	USD	7,811	8,396,825

			261,690,637
Distributors — 0.3%
American Tire Distributors, Inc., 10.25%, 3/01/22 (a)		37,585	39,088,400
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	2,720	3,120,621
VWR Funding, Inc., 7.25%, 9/15/17	USD	3,135	3,272,156

			45,481,177
Diversified Consumer Services — 0.0%
Service Corp. International U.S., 4.50%, 11/15/20		6,000	6,090,000
Diversified Financial Services — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21 (a)		3,374	3,487,873
General Motors Financial Co., Inc.:
6.75%, 6/01/18		7,868	8,851,500

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
4.25%, 5/15/23	USD	25,350	$26,261,586
4.00%, 1/15/25		23,000	23,458,068
MSCI, Inc., 5.25%, 11/15/24 (a)		5,602	5,791,067

			67,850,094
Diversified Telecommunication Services — 4.3%
Altice Financing SA:
6.50%, 1/15/22 (a)		22,170	22,751,963
5.25%, 2/15/23	EUR	4,882	5,557,749
6.63%, 2/15/23 (a)	USD	30,896	31,822,880
Altice Finco SA:
8.13%, 1/15/24 (a)		6,840	7,237,575
7.63%, 2/15/25 (a)		8,530	8,743,250
Avaya, Inc.:
7.00%, 4/01/19 (a)		40,400	40,097,000
10.50%, 3/01/21 (a)		11,387	9,678,950
CenturyLink, Inc.:
5.63%, 4/01/20		18,066	18,969,300
6.75%, 12/01/23		5,000	5,506,250
Series S, 6.45%, 6/15/21		4,110	4,433,663
Columbus International, Inc., 7.38%, 3/30/21 (a)		27,705	29,124,881
Consolidated Communications, Inc., 6.50%, 10/01/22 (a)		6,500	6,581,250
Frontier Communications Corp.:
8.50%, 4/15/20		5,460	6,128,850
6.25%, 9/15/21		14,280	14,315,700
7.13%, 1/15/23		21,480	21,963,300
7.63%, 4/15/24		17,380	18,096,925
6.88%, 1/15/25		32,575	32,249,250
9.00%, 8/15/31		14,305	15,306,350
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		28,365	27,372,225
5.50%, 8/01/23		53,323	50,323,581
Level 3 Communications, Inc.:
8.88%, 6/01/19		6,755	7,109,637
5.75%, 12/01/22		17,000	17,457,300
Level 3 Financing, Inc.:
8.13%, 7/01/19		40,992	43,092,840
7.00%, 6/01/20		16,799	17,932,933
8.63%, 7/15/20		18,830	20,407,013
6.13%, 1/15/21		6,025	6,318,719
5.38%, 8/15/22		13,635	14,031,260
5.63%, 2/01/23 (a)		39,669	40,759,897
Telecom Italia Capital SA:
6.38%, 11/15/33		6,780	7,254,600
6.00%, 9/30/34		14,140	14,599,550
Telecom Italia Finance SA, 6.13%, 11/15/16 (d)	EUR	700	1,052,988
Telecom Italia SpA:
4.88%, 9/25/20		7,295	8,950,859
3.50%, 1/16/23		5,000	5,698,195
5.88%, 5/19/23	GBP	15,150	25,143,177
Telefonica SA, 5.50%, 7/24/17 (d)	EUR	5,800	7,423,840
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21		2,000	2,282,209
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		8,444	9,896,518
6.75%, 8/15/24		12,349	14,871,594
Wind Acquisition Finance SA:
6.50%, 4/30/20 (a)	USD	24,315	25,773,900
4.00%, 7/15/20	EUR	28,668	31,061,881
4.08%, 7/15/20 (b)		12,108	12,986,527
Ziggo Bond Finance BV:
4.63%, 1/15/25		11,617	12,945,182

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
5.88%, 1/15/25 (a)	USD	26,241	$27,487,447

			750,798,958
Electric Utilities — 0.5%
AES Corp., 7.38%, 7/01/21		6,840	7,592,400
CE Energy AS, 7.00%, 2/01/21	EUR	5,985	6,596,229
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)	USD	25	24,723
Homer City Generation LP, 8.73% (8.73% Cash or 9.23% PIK), 10/01/26 (k)		18,069	18,430,024
Techem Energy Metering Service GmbH & Co. KG, 7.88%, 10/01/20	EUR	1,638	1,946,184
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (e)(j)(k)	USD	429,373	38,643,570
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	5,700	6,280,591

			79,513,721
Electrical Equipment — 0.3%
GrafTech International Ltd., 6.38%, 11/15/20	USD	5,000	4,012,500
Rexel SA, 6.13%, 12/15/19 (a)		1,082	1,133,395
Sensata Technologies BV:
5.63%, 11/01/24 (a)		5,526	5,885,190
5.00%, 10/01/25 (a)		26,147	26,506,521
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	9,731	10,932,491

			48,470,097
Electronic Equipment, Instruments & Components — 0.7%
Belden, Inc., 5.50%, 4/15/23		14,240	16,402,443
Brightstar Corp., 7.25%, 8/01/18 (a)	USD	4,250	4,536,875
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		23,005	24,694,717
5.00%, 9/01/23		24,368	24,733,520
5.50%, 12/01/24		43,266	45,321,135

			115,688,690
Energy Equipment & Services — 0.1%
Atwood Oceanics, Inc., 6.50%, 2/01/20		8,247	7,917,120
Pacific Drilling SA, 5.38%, 6/01/20 (a)		13,137	10,509,600
Pioneer Energy Services Corp., 6.13%, 3/15/22		569	432,440
Seventy Seven Energy, Inc., 6.50%, 7/15/22		11,052	5,028,660

			23,887,820
Food & Staples Retailing — 0.7%
Brakes Capital, 7.13%, 12/15/18	GBP	6,440	9,697,111
Findus Bondco SA:
9.13%, 7/01/18	EUR	4,902	5,580,517
9.50%, 7/01/18	GBP	3,687	5,783,753
Rite Aid Corp.:
9.25%, 3/15/20	USD	15,465	17,050,163
6.75%, 6/15/21		22,735	24,184,356
6.13%, 4/01/23 (a)		59,784	61,278,600
7.70%, 2/15/27		6,055	6,993,525

			130,568,025
Food Products — 0.4%
Bakkavor Finance 2 PLC, 8.75%, 6/15/20	GBP	5,071	8,236,903
Boparan Finance PLC:
5.25%, 7/15/19		1,587	2,168,756
4.38%, 7/15/21	EUR	3,489	3,432,652
5.50%, 7/15/21	GBP	5,337	6,986,636
H. J. Heinz Co., 4.25%, 10/15/20	USD	20,762	21,301,812
R&R Ice Cream PLC:
4.75%, 5/15/20	EUR	6,530	7,214,442
5.50%, 5/15/20	GBP	2,164	3,282,289

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Food Products (concluded)
R&R PIK PLC, 9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (k)	EUR	4,089	$4,462,084
Smithfield Foods, Inc.:
5.88%, 8/01/21 (a)	USD	4,644	4,870,395
6.63%, 8/15/22		8,740	9,351,800
The WhiteWave Foods Co., 5.38%, 10/01/22		5,780	6,213,500

			77,521,269
Health Care Equipment & Supplies — 0.3%
Alere, Inc.:
7.25%, 7/01/18		17,363	18,426,484
6.50%, 6/15/20		1,537	1,586,953
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		9,376	9,821,360
Hologic, Inc., 6.25%, 8/01/20		26,048	27,024,800

			56,859,597
Health Care Providers & Services — 4.7%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		8,550	8,560,687
5.63%, 2/15/23 (a)		18,915	19,246,013
Amsurg Corp.:
5.63%, 11/30/20		3,530	3,600,600
5.63%, 7/15/22		59,846	61,192,535
Care UK Health & Social Care PLC, 5.56%, 7/15/19 (b)	GBP	10,067	14,111,985
Catamaran Corp., 4.75%, 3/15/21	USD	13,893	15,438,596
Centene Corp., 4.75%, 5/15/22		8,884	9,217,150
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		8,444	8,707,875
8.00%, 11/15/19		7,850	8,340,625
6.88%, 2/01/22		28,124	30,057,525
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		47,853	48,810,060
Envision Healthcare Corp., 5.13%, 7/01/22 (a)		17,370	17,760,825
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24 (a)		18,875	19,771,563
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (a)		180	197,100
HCA Holdings, Inc., 7.75%, 5/15/21		72,951	77,624,241
HCA, Inc.:
6.50%, 2/15/20		63,919	71,972,794
5.88%, 3/15/22		28,095	31,106,503
4.75%, 5/01/23		3,288	3,411,300
5.00%, 3/15/24		36,895	39,108,700
5.38%, 2/01/25		43,160	45,264,050
5.25%, 4/15/25		18,170	19,623,600
Series 1, 5.88%, 5/01/23		16,444	17,759,520
HealthSouth Corp.:
5.13%, 3/15/23		10,613	10,798,727
5.75%, 11/01/24		17,964	18,682,560
IDH Finance PLC, 6.00%, 12/01/18	GBP	4,356	6,518,199
Kindred Healthcare, Inc., 6.38%, 4/15/22	USD	5,749	5,799,304
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (a)		7,520	7,792,600
Omnicare, Inc.:
4.75%, 12/01/22		5,336	5,509,420
5.00%, 12/01/24		4,549	4,753,705
Priory Group No. 3 PLC, 7.00%, 2/15/18	GBP	4,639	7,142,000
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (a)	USD	6,972	7,024,290
Teleflex, Inc., 6.88%, 6/01/19		6,560	6,838,800
Tenet Healthcare Corp.:
6.25%, 11/01/18		7,389	8,007,829

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
5.50%, 3/01/19 (a)	USD	25,879	$26,073,093
4.75%, 6/01/20		14,290	14,482,058
6.00%, 10/01/20		3,725	3,948,500
4.50%, 4/01/21		2,091	2,049,180
4.38%, 10/01/21		24,477	23,926,267
8.13%, 4/01/22		51,181	56,427,053
Truven Health Analytics, Inc., 10.63%, 6/01/20		13,360	14,028,000
Voyage Care BondCo PLC, 6.50%, 8/01/18	GBP	9,791	14,959,618

			815,645,050
Health Care Technology — 0.2%
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)	USD	30,549	31,618,215
IMS Health, Inc., 6.00%, 11/01/20 (a)		8,779	9,141,134

			40,759,349
Hotels, Restaurants & Leisure — 2.4%
ARAMARK Services, Inc., 5.75%, 3/15/20		26,942	28,154,390
Carlson Travel Holdings, Inc., 7.50% (7.50% Cash or 8.25% PIK), 8/15/19 (a)(k)		4,339	4,393,237
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		2,535	2,655,413
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 6/01/24 (a)		5,930	6,063,425
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	9,013	9,945,583
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	5,303	8,249,453
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	USD	14,811	15,588,577
International Game Technology, 5.35%, 10/15/23		37,000	37,534,243
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	5,275	4,991,291
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		15,615	16,936,874
Jarden Corp., 6.13%, 11/15/22	USD	3,000	3,131,250
Merlin Entertainments PLC, 2.75%, 3/15/22	EUR	4,700	5,091,557
MGM Resorts International:
8.63%, 2/01/19	USD	7,696	8,773,440
5.25%, 3/31/20		25,386	25,764,251
6.75%, 10/01/20		21,756	23,333,310
6.63%, 12/15/21		21,576	23,045,865
7.75%, 3/15/22		8,306	9,354,633
6.00%, 3/15/23		15,880	16,316,700
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		7,309	7,573,951
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		11,790	12,497,400
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	6,677	7,539,075
Punch Taverns Finance PLC, 6.06%, 10/15/27 (a)(b)	GBP	7,544	10,834,975
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)	USD	15,163	15,579,983
Snai SpA, 7.63%, 6/15/18	EUR	8,070	9,046,015
Station Casinos LLC, 7.50%, 3/01/21	USD	41,815	44,532,975
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		29,820	30,416,400
Stonegate Pub Co. Financing PLC, 5.75%, 4/15/19	GBP	3,800	5,636,893
TUI AG, 5.00%, 10/01/19	EUR	1,273	1,447,493
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	13,215	20,451,957
Series A4, 5.66%, 6/30/27		6,117	8,996,933
Vougeot Bidco PLC, 7.88%, 7/15/20		1,042	1,622,980

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63% (a)(l)	USD	2,402	$6,006

			425,506,528
Household Durables — 1.6%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		3,673	3,838,285
Beazer Homes USA, Inc.:
5.75%, 6/15/19		20,118	19,665,345
7.50%, 9/15/21		9,695	9,476,863
6.63%, 4/15/18		9,602	9,962,075
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		10,392	10,755,720
D.R. Horton, Inc.:
4.00%, 2/15/20		18,112	18,365,568
4.38%, 9/15/22		4,577	4,577,000
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		15,384	16,153,200
Lennar Corp.:
4.50%, 6/15/19		3,578	3,694,285
4.50%, 11/15/19		10,676	10,969,590
4.75%, 11/15/22		13,245	13,476,787
Magnolia BC SA, 9.00%, 8/01/20	EUR	6,378	7,097,944
Pulte Group, Inc., 6.38%, 5/15/33	USD	14,435	14,940,225
Shea Homes LP/Shea Homes Funding Corp.:
5.88%, 4/01/23 (a)		18,684	19,010,970
6.13%, 4/01/25 (a)		18,887	19,028,653
Standard Pacific Corp.:
8.38%, 1/15/21		41,549	48,092,967
5.88%, 11/15/24		6,778	6,964,395
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19 (a)		15,185	14,824,356
5.88%, 6/15/24 (a)		8,795	8,597,113
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		5,371	5,142,733
William Lyon Homes, Inc., 8.50%, 11/15/20		8,455	9,152,537
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		14,980	14,343,350

			288,129,961
Household Products — 0.2%
Spectrum Brands, Inc.:
6.75%, 3/15/20		642	677,310
6.38%, 11/15/20		6,568	6,962,080
6.63%, 11/15/22		21,524	23,030,680
6.13%, 12/15/24 (a)		10,601	11,316,567

			41,986,637
Independent Power and Renewable Electricity Producers — 1.3%
AES Corp.:
4.88%, 5/15/23		31,258	30,476,550
5.50%, 3/15/24		5,096	5,083,260
Calpine Corp.:
6.00%, 1/15/22 (a)		7,888	8,440,160
5.38%, 1/15/23		21,792	21,792,000
5.88%, 1/15/24 (a)		12,779	13,807,709
5.50%, 2/01/24		31,562	31,838,167
5.75%, 1/15/25		4,242	4,273,815
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75%, 11/01/19 (a)		40,295	41,705,325
7.38%, 11/01/22 (a)		5,840	6,139,300
Mirant Mid-Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		4,213	4,444,696
Series C, 10.06%, 12/30/28		12,505	13,693,050
NRG Energy, Inc.:
7.88%, 5/15/21		8,433	9,065,475

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (concluded)
6.25%, 5/01/24	USD	12,511	$12,604,833
NRG REMA LLC:
Series B, 9.24%, 7/02/17		598	630,678
Series C, 9.68%, 7/02/26		13,664	14,757,120

			218,752,138
Insurance — 0.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		21,005	21,635,150
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		5,785	6,103,175
Genworth Holdings, Inc., 4.80%, 2/15/24		7,900	6,645,875
HUB International Ltd., 7.88%, 10/01/21 (a)		13,326	13,659,150
Pension Insurance Corp. PLC, 6.63%, 7/03/24	GBP	5,275	8,113,105
Radian Group, Inc.:
3.00%, 11/15/17 (d)	USD	2,216	3,391,865
2.25%, 3/01/19 (d)		5,448	8,733,825
5.50%, 6/01/19		10,964	11,443,675

			79,725,820
Internet & Catalog Retail — 0.3%
Netflix, Inc.:
5.38%, 2/01/21		4,000	4,080,000
5.50%, 2/15/22 (a)		23,143	23,663,717
5.75%, 3/01/24		4,000	4,095,000
5.88%, 2/15/25 (a)		7,213	7,402,341
Selecta Group BV, 6.50%, 6/15/20	EUR	6,915	7,491,089

			46,732,147
Internet Software & Services — 0.9%
Equinix, Inc.:
5.38%, 1/01/22	USD	5,234	5,456,445
5.75%, 1/01/25		8,815	9,189,637
IAC/InterActiveCorp., 4.88%, 11/30/18		11,678	12,028,340
United Group BV, 7.88%, 11/15/20	EUR	7,035	8,131,680
VeriSign, Inc., 5.25%, 4/01/25 (a)	USD	4,868	4,965,360
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20		35,013	39,652,223
6.00%, 4/01/23 (a)		84,925	85,349,625

			164,773,310
IT Services — 0.1%
WEX, Inc., 4.75%, 2/01/23 (a)		15,141	15,027,443
Life Sciences Tools & Services — 0.1%
JLL/Delta Dutch Newco BV, 7.50%, 2/01/22 (a)		12,662	13,168,480
Machinery — 0.7%
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	5,000	5,502,624
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		8,300	8,232,887
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (a)	USD	8,345	7,260,150
Novafives SAS, 4.08%, 6/30/20	EUR	1,270	1,342,648
Oshkosh Corp., 5.38%, 3/01/25 (a)	USD	4,457	4,590,710
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (k)	EUR	12,200	13,712,348
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (a)(k)	USD	20,604	21,788,730
5.75% (5.75% Cash or 6.50% PIK), 10/15/21 (k)	EUR	5,104	5,920,238
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(k)	USD	39,790	42,973,200
SPX Corp., 6.88%, 9/01/17		3,634	3,951,975

			115,275,510

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media — 7.2%
Altice SA:
7.25%, 5/15/22	EUR	27,904	$31,263,809
7.75%, 5/15/22 (a)	USD	29,450	29,946,969
6.25%, 2/15/25	EUR	13,266	14,260,643
7.63%, 2/15/25 (a)	USD	19,345	19,381,272
AMC Networks, Inc.:
7.75%, 7/15/21		8,319	9,026,115
4.75%, 12/15/22		3,549	3,533,455
Cablevision Systems Corp., 5.88%, 9/15/22		13,883	14,542,443
CCOH Safari LLC:
5.50%, 12/01/22		40,322	41,229,245
5.75%, 12/01/24		113,016	116,406,480
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (c)(e)(j)		14,769	1
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		11,790	11,775,263
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		18,701	19,402,287
Series A, 7.63%, 3/15/20		15,000	15,525,000
Series B, 7.63%, 3/15/20		12,860	13,535,150
Series B, 6.50%, 11/15/22		56,968	59,958,820
Cleopatra Finance Ltd.:
6.25%, 2/15/22 (a)		3,800	3,714,500
6.50%, 2/15/25 (a)		1,550	1,495,750
DISH DBS Corp.:
4.25%, 4/01/18		2,830	2,844,150
5.13%, 5/01/20		38,736	39,026,520
5.00%, 3/15/23		17,185	16,708,975
5.88%, 11/15/24		55,339	55,408,174
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		3,770	3,675,750
Gannett Co., Inc.:
5.13%, 10/15/19		6,686	7,003,585
5.13%, 7/15/20		4,096	4,270,080
4.88%, 9/15/21 (a)		11,359	11,586,180
6.38%, 10/15/23		10,252	11,123,420
5.50%, 9/15/24 (a)		8,106	8,480,903
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		4,905	5,370,975
iHeartCommunications, Inc.:
9.00%, 12/15/19		25,342	25,088,580
9.00%, 3/01/21		21,233	20,330,597
9.00%, 9/15/22		24,045	22,962,975
10.63%, 3/15/23 (a)		13,020	13,085,100
Interactive Data Corp., 5.88%, 4/15/19 (a)		26,000	26,260,000
LIN Television Corp.:
6.38%, 1/15/21		13,070	13,511,113
5.88%, 11/15/22 (a)		8,652	8,825,040
Live Nation Entertainment, Inc.:
7.00%, 9/01/20 (a)		7,706	8,206,890
5.38%, 6/15/22 (a)		3,760	3,835,200
MDC Partners, Inc., 6.75%, 4/01/20 (a)		7,855	8,277,206
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		12,955	13,473,200
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		11,901	12,659,689
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		3,771	3,978,405
The Nielsen Co. Luxembourg S.à r.l., 5.50%, 10/01/21 (a)		2,000	2,070,000
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		25,371	25,529,569
Numericable-SFR SAS:
6.00%, 5/15/22 (a)		82,410	83,440,125
5.63%, 5/15/24	EUR	5,830	6,614,087
6.25%, 5/15/24 (a)	USD	9,885	10,008,563

Corporate Bonds		Par (000)	Value
Media (concluded)
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22	USD	4,029	$4,220,377
5.63%, 2/15/24 (a)		5,300	5,551,750
5.63%, 2/15/24		5,047	5,286,733
Radio One, Inc., 9.25%, 2/15/20 (a)		10,119	9,663,645
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		16,725	17,728,500
Regal Entertainment Group, 5.75%, 2/01/25		3,894	3,894,000
Sinclair Television Group, Inc., 5.63%, 8/01/24 (a)		16,565	16,854,887
Sirius XM Holdings, Inc., 4.63%, 5/15/23 (a)		3,000	2,887,500
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (a)		9,750	9,652,500
5.88%, 10/01/20 (a)		10,440	10,883,700
5.75%, 8/01/21 (a)		3,000	3,127,500
6.00%, 7/15/24 (a)		8,355	8,772,750
5.38%, 4/15/25 (a)		28,540	28,682,700
Townsquare Media, Inc., 6.50%, 4/01/23 (a)		9,171	9,216,855
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (a)		19,760	20,674,888
5.75%, 1/15/23	EUR	7,274	8,494,943
5.63%, 4/15/23		1,032	1,204,324
4.00%, 1/15/25		12,241	13,704,492
3.50%, 1/15/27		2,264	2,445,676
Univision Communications, Inc.:
8.50%, 5/15/21 (a)	USD	7,882	8,423,887
6.75%, 9/15/22 (a)		4,000	4,290,000
5.13%, 5/15/23 (a)		47,329	48,038,935
5.13%, 2/15/25 (a)		37,914	38,719,673
Virgin Media Finance PLC:
7.00%, 4/15/23	GBP	4,500	7,259,354
5.75%, 1/15/25 (a)	USD	32,950	34,195,510
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	38,634	60,083,180

			1,262,610,512
Metals & Mining — 2.6%
Alcoa, Inc.:
6.15%, 8/15/20	USD	11,700	13,201,239
5.13%, 10/01/24		81,114	86,817,288
5.90%, 2/01/27		1,195	1,315,922
6.75%, 1/15/28		2,652	3,048,890
5.95%, 2/01/37		1,470	1,543,084
Constellium NV:
8.00%, 1/15/23 (a)		41,851	43,838,923
5.75%, 5/15/24 (a)		20,577	19,445,265
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	6,947	7,286,574
FMG Resources August 2006 Property Ltd., 6.88%, 4/01/22 (a)	USD	11,065	8,174,269
Global Brass & Copper, Inc., 9.50%, 6/01/19		12,945	13,915,875
Novelis, Inc.:
8.38%, 12/15/17		2,055	2,147,475
8.75%, 12/15/20		80,968	86,736,970
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	6,744	7,250,652
Ovako AB, 6.50%, 6/01/19		5,951	6,359,115
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17	USD	10,330	10,433,300
Steel Dynamics, Inc.:
5.13%, 10/01/21 (a)		19,490	19,611,813
6.38%, 8/15/22		12,995	13,872,163
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (a)		9,453	9,689,325

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)(m)	USD	85,843	$91,637,403

			446,325,545
Multiline Retail — 0.9%
Debenhams PLC, 5.25%, 7/15/21	GBP	14,212	20,867,852
Enterprise Funding Ltd., 3.50%, 9/10/20 (d)		3,300	4,168,260
Family Dollar Stores, Inc., 5.00%, 2/01/21	USD	14,478	15,225,658
Family Tree Escrow LLC:
5.75%, 3/01/20 (a)		21,253	22,262,517
5.75%, 3/01/23 (a)		86,492	91,032,830
Hema Bondco I BV, 6.25%, 6/15/19	EUR	13,565	12,306,691

			165,863,808
Oil, Gas & Consumable Fuels — 11.2%
Antero Resources Corp.:
6.00%, 12/01/20	USD	11,414	11,419,707
5.38%, 11/01/21		16,686	16,185,420
5.13%, 12/01/22		8,470	8,131,200
Arch Coal, Inc.:
7.00%, 6/15/19		13,064	3,070,040
7.25%, 10/01/20		5,494	1,950,370
7.25%, 6/15/21		4,045	930,350
Baytex Energy Corp., 5.13%, 6/01/21 (a)		6,108	5,604,090
Berry Petroleum Co. LLC:
6.75%, 11/01/20		7,947	6,456,937
6.38%, 9/15/22		13,741	10,683,627
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		152,094	150,573,289
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		28,996	28,198,610
5.75%, 2/01/23		20,048	18,444,160
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		4,570	3,290,400
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		13,478	11,961,725
California Resources Corp.:
5.50%, 9/15/21 (a)		20,633	18,305,598
6.00%, 11/15/24 (a)		86,636	76,023,090
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		16,655	17,362,837
7.50%, 9/15/20		5,998	6,162,945
Chaparral Energy, Inc., 7.63%, 11/15/22		7,205	4,827,350
Chesapeake Energy Corp.:
6.63%, 8/15/20		15,367	15,866,427
6.88%, 11/15/20		5,681	5,936,645
6.13%, 2/15/21		13,368	13,535,100
5.75%, 3/15/23		7,824	7,628,400
Cimarex Energy Co., 4.38%, 6/01/24		10,615	10,535,387
Concho Resources, Inc.:
5.50%, 10/01/22		12,190	12,281,425
5.50%, 4/01/23		35,771	36,035,705
CONSOL Energy, Inc., 5.88%, 4/15/22		114,006	103,175,430
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (a)		29,417	29,306,686
7.75%, 2/15/23 (a)		9,445	9,563,063
Denbury Resources, Inc.:
6.38%, 8/15/21		12,386	11,673,805
5.50%, 5/01/22		9,981	8,957,947
4.63%, 7/15/23		6,176	5,295,920
Diamondback Energy, Inc., 7.63%, 10/01/21		29,339	30,879,297
El Paso LLC, 7.80%, 8/01/31		14,238	17,440,027
Energy Transfer Equity LP, 5.88%, 1/15/24		61,566	64,952,130
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		41,996	43,045,900
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		1,790	1,727,350
Halcon Resources Corp.:
9.75%, 7/15/20		13,264	9,351,120

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
8.88%, 5/15/21	USD	11,441	$7,951,495
9.25%, 2/15/22		7,647	5,276,430
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (a)		16,469	17,745,347
Hilcorp Energy I LP/Hilcorp Finance Co.:
8.00%, 2/15/20 (a)		3,875	4,010,625
7.63%, 4/15/21 (a)		8,778	9,129,120
5.00%, 12/01/24 (a)		23,359	21,957,460
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22		7,255	6,756,219
Kinder Morgan, Inc., 7.75%, 1/15/32		10,227	12,586,839
Laredo Petroleum, Inc.:
9.50%, 2/15/19		2,250	2,356,875
7.38%, 5/01/22		10,485	10,812,656
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21		9,205	7,271,950
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		22,546	17,811,340
8.63%, 4/15/20		9,431	8,039,927
7.75%, 2/01/21		11,314	8,994,630
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		15,439	16,133,755
4.50%, 7/15/23		26,334	26,070,660
MEG Energy Corp.:
6.50%, 3/15/21 (a)		38,851	35,937,175
6.38%, 1/30/23 (a)		3,865	3,555,800
7.00%, 3/31/24 (a)		65,017	61,278,523
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		6,383	5,808,530
6.88%, 8/01/22 (a)		18,134	16,048,590
Memorial Resource Development Corp., 5.88%, 7/01/22 (a)		50,305	47,286,700
Newfield Exploration Co.:
6.88%, 2/01/20		6,350	6,573,520
5.38%, 1/01/26		5,501	5,556,698
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		11,546	11,502,703
9.63%, 6/01/19 (a)		6,500	6,435,000
Oasis Petroleum, Inc.:
6.50%, 11/01/21		6,115	5,839,825
6.88%, 3/15/22		6,175	6,020,625
6.88%, 1/15/23		9,390	9,108,300
Offshore Group Investment Ltd., 7.50%, 11/01/19		9,280	5,289,600
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (a)		29,025	29,315,250
PDC Energy, Inc., 7.75%, 10/15/22		5,605	5,885,250
Peabody Energy Corp.:
6.00%, 11/15/18		12,245	9,673,550
6.50%, 9/15/20		11,084	6,872,080
6.25%, 11/15/21 (m)		7,000	4,305,000
7.88%, 11/01/26		14,150	8,525,375
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 6.50%, 5/15/21		11,122	11,705,905
Petrobras Global Finance BV, 3.25%, 4/01/19	EUR	1,805	1,727,391
Precision Drilling Corp.:
6.63%, 11/15/20	USD	2,008	1,892,540
5.25%, 11/15/24 (a)		22,667	18,926,945
QEP Resources, Inc.:
6.88%, 3/01/21		6,005	6,380,313

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
5.38%, 10/01/22	USD	7,239	$7,112,317
5.25%, 5/01/23		9,788	9,592,240
Range Resources Corp., 5.75%, 6/01/21		3,089	3,227,047
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		9,648	10,419,840
6.50%, 7/15/21		2,555	2,676,363
5.88%, 3/01/22		715	775,775
5.00%, 10/01/22		5,046	5,247,840
5.50%, 4/15/23		5,964	6,157,830
4.50%, 11/01/23		37,736	37,924,680
Rockies Express Pipeline LLC:
6.00%, 1/15/19 (a)		20,632	21,895,710
5.63%, 4/15/20 (a)		15,083	15,763,243
6.88%, 4/15/40 (a)		11,450	12,480,500
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22		11,677	11,501,845
Rosetta Resources, Inc.:
5.88%, 6/01/22		13,015	12,266,637
5.88%, 6/01/24		8,590	7,988,700
RSP Permian, Inc., 6.63%, 10/01/22 (a)		10,670	10,723,350
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		8,475	8,530,596
5.63%, 4/15/23		15,964	15,924,090
5.75%, 5/15/24		43,905	44,124,525
5.63%, 3/01/25 (a)		29,687	29,353,021
Sanchez Energy Corp.:
7.75%, 6/15/21		4,139	4,014,830
6.13%, 1/15/23		45,261	40,678,324
SandRidge Energy, Inc.:
8.75%, 1/15/20		7,288	4,737,200
7.50%, 2/15/23		11,653	7,108,330
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		58,126	59,288,520
SM Energy Co.:
6.63%, 2/15/19		2,500	2,531,250
6.13%, 11/15/22 (a)		22,260	22,148,700
6.50%, 1/01/23		5,225	5,329,500
5.00%, 1/15/24		20,557	19,354,415
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		8,664	9,010,560
5.50%, 8/15/22		2,730	2,586,675
Sunoco LP/Sunoco Finance Corp., 6.25%, 4/01/23 (a)		8,157	8,401,710
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		7,719	8,085,653
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		4,255	4,382,650
6.25%, 10/15/22 (a)		20,097	20,800,395
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,175	2,340,530
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)	USD	6,925	6,249,813
Whiting Petroleum Corp.:
6.50%, 10/01/18		4,425	4,425,000
5.00%, 3/15/19		3,140	3,085,050
5.75%, 3/15/21		7,732	7,674,010
6.25%, 4/01/23 (a)		19,292	19,195,540
Williams Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		18,533	19,349,564
6.13%, 7/15/22		28,059	29,728,511
4.88%, 5/15/23		16,318	16,440,385
WPX Energy, Inc., 5.25%, 9/15/24		9,925	8,729,037

			1,960,488,326
Paper & Forest Products — 0.1%
Clearwater Paper Corp., 4.50%, 2/01/23		6,441	6,344,385

Corporate Bonds		Par (000)	Value
Paper & Forest Products (concluded)
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)	USD	14,187	$14,257,935

			20,602,320
Pharmaceuticals — 2.9%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(k)		5,660	5,751,975
Endo Finance LLC & Endo Finco, Inc.:
7.00%, 12/15/20 (a)		4,188	4,365,990
7.25%, 1/15/22 (a)		4,096	4,346,880
Endo Finance LLC/Endo Ltd./Endo Finco., Inc., 6.00%, 2/01/25 (a)		64,548	66,484,440
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/01/22 (a)		5,790	5,978,175
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		14,278	15,063,290
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (a)		2,668	2,961,480
Valeant Pharmaceuticals International:
7.00%, 10/01/20 (a)		13,467	14,056,181
6.38%, 10/15/20 (a)		48,729	50,617,249
6.75%, 8/15/21 (a)		2,389	2,496,505
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		3,600	3,793,500
7.50%, 7/15/21 (a)		17,737	19,183,630
5.63%, 12/01/21 (a)		15,759	15,995,385
7.25%, 7/15/22 (a)		4,405	4,658,287
5.50%, 3/01/23 (a)		53,262	53,661,465
VRX Escrow Corp.:
5.38%, 3/15/20 (a)		32,915	33,203,006
4.50%, 5/15/23	EUR	15,675	16,959,817
5.88%, 5/15/23 (a)		104,595	107,209,875
6.13%, 4/15/25 (a)	USD	85,780	88,782,300

			515,569,430
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	5,225	6,012,553
Real Estate Investment Trusts (REITs) — 0.5%
Corrections Corp. of America, 4.63%, 5/01/23	USD	5,000	5,000,000
Felcor Lodging LP, 6.75%, 6/01/19		10,992	11,404,200
The GEO Group, Inc.:
5.88%, 1/15/22		12,215	12,886,825
5.13%, 4/01/23		12,070	12,311,400
5.88%, 10/15/24		15,600	16,224,000
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		9,446	9,705,765
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(d)		4,310	6,815,187
iStar Financial, Inc.:
1.50%, 11/15/16 (a)(d)		8,980	8,828,463
4.00%, 11/01/17		5,910	5,836,125
5.00%, 7/01/19		4,150	4,150,000

			93,161,965
Real Estate Management & Development — 1.8%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (k)	GBP	4,308	7,988,405
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)	USD	7,914	7,201,740
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		60,105	59,654,213
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		34,820	37,257,400
The Howard Hughes Corp., 6.88%, 10/01/21 (a)		4,997	5,234,357
Kennedy-Wilson, Inc., 5.88%, 4/01/24		9,311	9,334,277

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (concluded)
Realogy Group LLC:
7.63%, 1/15/20 (a)	USD	90,579	$97,485,649
9.00%, 1/15/20 (a)		5,358	5,840,220
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (a)		35,574	36,018,675
5.25%, 12/01/21 (a)		32,439	32,925,585
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
7.75%, 4/15/20 (a)		5,000	5,300,000
5.25%, 4/15/21 (a)		3,634	3,597,660
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (e)(j)		1,115	—

			307,838,181
Road & Rail — 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (a)		12,888	12,823,560
EC Finance PLC, 5.13%, 7/15/21	EUR	7,840	8,881,264
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)	USD	29,203	29,422,023
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (a)(k)		9,506	8,555,625
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		7,699	7,699,000

			67,381,472
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		2,710	2,594,825
Micron Technology, Inc., 5.50%, 2/01/25 (a)		24,985	25,172,387
NXP BV/NXP Funding LLC:
5.75%, 2/15/21 (a)		9,240	9,771,300
5.75%, 3/15/23 (a)		19,832	21,071,500

			58,610,012
Software — 2.4%
Audatex North America, Inc.:
6.00%, 6/15/21 (a)		6,821	7,213,207
6.13%, 11/01/23 (a)		8,368	8,849,160
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		7,318	6,695,970
Epicor Software Corp., 8.63%, 5/01/19		11,222	11,726,990
First Data Corp.:
7.38%, 6/15/19 (a)		26,291	27,474,095
6.75%, 11/01/20 (a)		16,257	17,313,705
8.25%, 1/15/21 (a)		40,663	43,509,410
11.25%, 1/15/21		10,338	11,759,475
10.63%, 6/15/21		14,075	16,010,313
11.75%, 8/15/21		33,138	38,315,813
8.75% (8.75% Cash or 8.85% PIK), 1/15/22 (a)(k)		15,908	17,120,985
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (a)(k)		36,199	35,848,232
Infor U.S., Inc.:
11.50%, 7/15/18		26,274	28,375,920
9.38%, 4/01/19		33,131	35,526,371
10.00%, 4/01/19	EUR	2,080	2,432,206
6.50%, 5/15/22 (a)	USD	39,809	40,804,225
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		17,697	17,873,970
Open Text Corp., 5.63%, 1/15/23 (a)		39,361	40,837,037
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		15,187	16,288,057

			423,975,141
Specialty Retail — 0.9%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	7,520	7,742,199

Corporate Bonds		Par (000)	Value
Specialty Retail (concluded)
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	10,580	$10,976,750
Autodis SA, 6.50%, 2/01/19	EUR	2,000	2,242,747
CST Brands, Inc., 5.00%, 5/01/23	USD	4,016	4,096,320
Dufry Finance SCA, 5.50%, 10/15/20 (a)		2,777	2,896,611
House of Fraser Funding PLC:
8.88%, 8/15/18	GBP	1,922	3,020,892
8.88%, 8/15/18 (a)		5,639	8,863,064
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)	USD	24,339	25,799,340
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19		6,365	6,476,387
Penske Automotive Group, Inc.:
5.75%, 10/01/22		18,041	18,943,050
5.38%, 12/01/24		18,390	18,941,700
Punch Taverns Finance B Ltd., 5.94%, 9/30/22	GBP	5,771	8,469,713
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22	USD	11,000	11,701,250
5.50%, 11/01/23		11,247	11,865,585
Sonic Automotive, Inc., 5.00%, 5/15/23		2,939	2,909,610
THOM Europe SAS, 7.38%, 7/15/19	EUR	10,580	11,888,024

			156,833,242
Technology Hardware, Storage & Peripherals — 0.3%
Nokia OYJ:
5.00%, 10/26/17 (d)		6,700	21,044,752
5.38%, 5/15/19	USD	2,500	2,706,250
6.63%, 5/15/39		18,320	21,709,200

			45,460,202
Textiles, Apparel & Luxury Goods — 0.2%
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	3,821	5,923,107
Polymer Group, Inc., 6.88%, 6/01/19 (a)	USD	2,835	2,707,425
PVH Corp.:
4.50%, 12/15/22		5,000	5,075,000
7.75%, 11/15/23		450	556,973
Springs Industries, Inc., 6.25%, 6/01/21		9,163	9,048,463
Twin Set-Simona Barbieri SpA, 5.96%, 7/15/19 (b)	EUR	4,816	4,401,626
The William Carter Co., 5.25%, 8/15/21	USD	7,722	7,992,270

			35,704,864
Thrifts & Mortgage Finance — 0.3%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (a)		16,215	15,728,550
6.88%, 4/15/22 (a)		25,698	23,899,140
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		8,990	9,349,600

			48,977,290
Trading Companies & Distributors — 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21 (a)		30,000	31,837,500
Aircastle Ltd.:
7.63%, 4/15/20		1,021	1,174,150
5.13%, 3/15/21		11,010	11,505,450
5.50%, 2/15/22		6,825	7,260,094
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		5,945	6,019,313
Ashtead Capital, Inc.:
6.50%, 7/15/22 (a)		6,444	6,862,860
5.63%, 10/01/24 (a)		13,315	13,847,600
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		16,095	16,577,850
H&E Equipment Services, Inc., 7.00%, 9/01/22		12,287	12,655,610

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (concluded)
HD Supply, Inc.:
11.00%, 4/15/20	USD	93,181	$105,760,435
7.50%, 7/15/20		137,017	146,608,190
5.25%, 12/15/21 (a)		79,063	81,434,890
International Lease Finance Corp.:
6.25%, 5/15/19		5,000	5,500,000
4.63%, 4/15/21		5,280	5,464,800
5.88%, 8/15/22		17,595	19,530,450
Travis Perkins PLC, 4.38%, 9/15/21	GBP	6,039	9,405,664
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	6,115	6,608,022
8.25%, 2/01/21		10,542	11,385,360
7.63%, 4/15/22		8,406	9,196,164
6.13%, 6/15/23		11,520	12,196,800
5.75%, 11/15/24		21,629	22,331,943
5.50%, 7/15/25		12,054	12,280,013

			555,443,158
Transportation Infrastructure — 0.0%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	105	119,110
Silk Bidco AS, 7.50%, 2/01/22		5,099	5,674,572

			5,793,682
Wireless Telecommunication Services — 3.9%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/01/40 (a)(d)	USD	19,191	20,870,213
Crown Castle International Corp., 5.25%, 1/15/23		24,469	25,692,450
Digicel Group Ltd.:
8.25%, 9/30/20 (a)		24,489	24,525,733
7.13%, 4/01/22 (a)		29,305	26,814,075
Digicel Ltd., 6.00%, 4/15/21 (a)		83,825	79,633,750
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		3,201	3,201,000
Intelsat Luxembourg SA, 8.13%, 6/01/23		12,500	11,500,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20		7,000	7,315,000
Play Finance 2 SA, 5.25%, 2/01/19	EUR	6,741	7,515,691
SBA Communications Corp.:
5.63%, 10/01/19	USD	8,800	9,279,600
4.88%, 7/15/22 (a)		37,585	36,816,800
Sprint Capital Corp.:
6.88%, 11/15/28		4,105	3,766,337
8.75%, 3/15/32		11,945	12,333,213
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		79,005	90,658,237
7.00%, 3/01/20 (a)		35,556	39,200,490
Sprint Corp.:
7.25%, 9/15/21		31,000	31,155,000
7.88%, 9/15/23		62,827	64,083,540
7.13%, 6/15/24		35,725	34,831,875
7.63%, 2/15/25		37,837	37,647,815
T-Mobile USA, Inc.:
6.63%, 4/28/21		33,520	35,112,200
6.73%, 4/28/22		9,345	9,835,613
6.00%, 3/01/23		14,402	14,757,585
6.38%, 3/01/25		51,905	53,560,769

			680,106,986
Total Corporate Bonds — 73.6%			12,886,899,358

Floating Rate Loan Interests (b)		Par (000)	Value
Aerospace & Defense — 0.3%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21	USD	22,818	$22,979,363
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		26,371	24,475,473

			47,454,836
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		9,392	8,777,280
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		9,805	9,163,481
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		1,691	1,579,911
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		13,524	12,639,285

			32,159,957
Airlines — 0.1%
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 1.63%, 9/10/18		4,876	4,656,492
Term Loan B757-200 (N554), 1.63%, 9/10/18		4,919	4,697,327
Term Loan B757-300 (N550), 1.63%, 3/10/17		4,843	4,625,328
Term Loan B757-300 (N583), 2.25%, 3/10/17		4,556	4,442,100
Term Loan B757-300 (N584), 2.25%, 3/10/17		4,564	4,449,541

			22,870,788
Biotechnology — 0.0%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.18%, 2/27/21		3,967	3,960,796
Building Products — 0.1%
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		13,621	13,578,978
Chemicals — 0.3%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		27,417	23,304,493
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.):
Refinanced Euro Term Loan, 4.00%, 2/01/20	EUR	924	999,935
Refinanced Term B Loan, 3.75%, 2/01/20	USD	7,236	7,189,576
Macdermid, Inc. (Platform Specialty Products Co.), Tranche B-2 Term Loan, 4.75%, 6/07/20		4,114	4,135,125
Oxea Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		12,840	11,877,000

			47,506,129
Commercial Services & Supplies — 0.1%
GCA Services Group, Inc., Initial Loan (Second Lien), 9.25%, 11/01/20		1,620	1,603,800
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		22,813	22,717,725

			24,321,525

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Communications Equipment — 0.1%
Riverbed Technology, Inc., Term Loan B, 5.00%, 2/25/22	USD	11,445	$11,548,005
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		13,787	13,375,930
Construction Materials — 0.1%
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/13/22		11,046	11,025,647
Containers & Packaging — 0.0%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		3,509	3,518,175
Diversified Consumer Services — 0.1%
The Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		19,039	18,944,128
Diversified Telecommunication Services — 0.1%
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		1,120	1,121,622
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		12,870	12,815,303

			13,936,925
Electric Utilities — 0.5%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		41,047	41,175,156
Texas Competitive Electric Holdings Co. LLC (TXU):
2017 Term Loan (Extending), 4.66%, 10/10/17		31,962	19,169,319
DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		36,387	36,557,536

			96,902,011
Electronic Equipment, Instruments & Components — 0.1%
Dell International LLC, Term Loan, 3.75%, 10/29/18		9,591	9,605,958
Energy Equipment & Services — 0.0%
American Energy — Marcellus LLC, Initial Term Loan (First Lien), 5.25%, 8/04/20		6,762	5,713,551
Health Care Providers & Services — 0.8%
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		20,293	20,387,205
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		7,586	7,606,433
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		6,647	6,780,389
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		6,336	6,347,596
Tenet Healthcare Corp., Term Loan, 4.50%, 3/22/16		70,600	70,247,000
Valeant Pharmaceuticals International, Inc., Series F-2 Tranche B Delayed Draw, 3.25%, 3/11/22		25,822	25,930,567

			137,299,190
Hotels, Restaurants & Leisure — 1.3%
Amaya Holdings BV, Initial Term B Loan (Second Lien), 8.00%, 8/01/22		46,392	46,234,392
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		88,364	83,553,043
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		4,108	4,112,144

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21	USD	31,778	$31,847,905
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		21,848	21,888,362
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 5.75%, 9/02/21		42,294	42,641,234

			230,277,080
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.:
Term Loan (10/12), 4.00%, 10/09/19		12,836	12,853,741
Term Loan (3/11), 4.00%, 4/01/18		1,389	1,391,225

			14,244,966
Insurance — 0.0%
Sedgwick Claims Management Services, Inc., Initial Term Loan (First Lien), 3.75%, 3/01/21		7,567	7,470,307
Internet Software & Services — 0.2%
Amaya Holdings BV, Initial Term B Loan (First Lien), 5.00%, 8/01/21		4,400	4,356,296
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		34,025	34,052,638

			38,408,934
Machinery — 0.7%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		26,746	25,319,522
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		75,162	74,833,841
Onex Wizard Acquisition Co. II SCA, Initial Dollar Term Loan, 5.25%, 3/11/22		14,575	14,693,349

			114,846,712
Media — 1.1%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		8,094	8,083,074
Term Loan (Second Lien), 7.50%, 7/25/22		17,060	17,056,417
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.):
Term Loan, 7.00%, 6/30/15 (e)(j)		7,781	1
Term Loan, 7.00%, 3/31/20		59,109	59,277,569
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.93%, 1/30/19		30,916	29,356,644
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		30,321	30,440,946
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		29,376	29,307,511
Virgin Media Investment Holdings Ltd., B Facility, 3.50%, 6/07/20		12,694	12,670,183

			186,192,345
Metals & Mining — 0.1%
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		18,383	18,355,735
Oil, Gas & Consumable Fuels — 0.5%
American Energy — Utica LLC:
Incremental Tranche 1 Loan (Second Lien), 11.00%, 9/30/18		4,181	3,804,547
Incremental Tranche 2 (Second Lien), 11.00%, 9/30/18		4,181	3,805,143
Loan (Second Lien), 11.00%, 9/30/18		26,595	24,334,443
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		11,596	8,934,614

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	45

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18	USD	38,030	$37,807,974
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		1,734	1,742,660

			80,429,381
Pharmaceuticals — 0.2%
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		3,313	3,306,498
Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Facility, 3.25%, 3/11/22		33,712	33,853,807

			37,160,305
Professional Services — 0.0%
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21		8,288	8,283,002
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.03% - 4.40%, 10/10/16		1,158	1,146,710
Road & Rail — 0.2%
The Hertz Corp.:
Tranche B-1 Term Loan, 4.00%, 3/11/18		7,416	7,406,763
Tranche B-2 Term Loan, 3.50%, 3/11/18		35,456	35,303,992

			42,710,755
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.25%, 2/28/20		38,475	38,533,141
Software — 0.9%
First Data Corp.:
2018 New Dollar Term Loan, 3.67%, 3/23/18		90,831	90,739,713
2018B Second New Term Loan, 3.67%, 9/24/18		7,750	7,738,685
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		29,105	28,819,028
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		22,993	23,481,201
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		7,065	7,058,359

			157,836,986
Specialty Retail — 0.1%
PetSmart, Inc., Term Loan, 5.00%, 3/11/22		18,825	18,961,105
Trading Companies & Distributors — 0.0%
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		4,393	4,398,067
Total Floating Rate Loan Interests — 8.6%			1,512,978,060

Foreign Agency Obligations
Germany — 0.1%
HSH Nordbank AG:
0.88%, 2/14/17 (b)	EUR	6,669	6,050,374
0.92%, 2/14/17 (b)		5,997	5,448,770
Total Foreign Agency Obligations — 0.1%			11,499,144

Investment Companies		Shares	Value
iShares iBoxx $ High Yield Corporate Bond ETF (n)		4,737,513	$429,266,053
SPDR Barclays Capital High Yield Bond ETF		871,915	34,196,506
Uranium Participation Corp. (e)		1,150,920	5,116,008
Total Investment Companies — 2.7%			468,578,567

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.3%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class AJ, 5.42%, 10/10/45	USD	2,250	2,331,740
Commercial Mortgage Pass-Through Certificates, Series 2014-KYO, Class F, 3.66%, 6/11/27 (a)(b)		3,000	2,992,554
CORE, Series 2015-CALW, 0.00%, 2/10/34 (a)		6,000	5,675,029
Credit Suisse Mortgage Capital Certificates:
Series 2014-SURF, Class E, 3.27%, 2/15/29 (a)(b)		2,000	1,997,664
Series 2014-TIKI, Class F, 3.99%, 9/15/38 (a)(b)		3,000	3,000,120
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)		15,075	14,099,346
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 6/10/28 (a)(b)		1,000	973,577
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		17,991	18,479,582
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		2,146	2,201,841

			51,751,453
Total Non-Agency Mortgage-Backed Securities — 0.3%			51,751,453

Other Interests (o)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (e)(j)		7,955	69,606
Lear Corp., Escrow (e)(j)		7,495	65,581

			135,187
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)(j)		9,030	1,298,063
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)(j)		5,675	815,781
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)(j)		5,500	783,750
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)(j)		2,520	362,250
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)(j)		1,000	141,250

			3,401,094
Electric Utilities — 0.0%
Mirant America Corp., Escrow (e)(j)		3,270	—
Mirant America, Inc., Escrow (e)(j)		1,880	—
Mirant Americas Generation LLC, Escrow (e)(j)		1,215	—

			—
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (e)(h)		20	28,766,546

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Other Interests		Beneficial Interest (000)	Value
Media — 0.0%
Adelphia Communications Corp., Escrow (e)(j)	USD	27,425	$3
Adelphia Communications Corp., Escrow (e)(j)		800	6,000
Adelphia Communications Corp., Escrow (e)(j)		325	2,438
Century Communications, Escrow (e)(j)		625	—

			8,441
Total Other Interests — 0.2%			32,311,268

Preferred Securities
Capital Trusts		Par (000)
Banks — 2.9%
Banco Bilbao Vizcaya Argentaria SA:
6.57% (b)(l)	EUR	5,200	5,731,507
7.00% (b)(l)		7,200	7,964,345
Banco Santander SA, 6.25% (b)(l)		6,100	6,620,325
Bank of America Corp.:
Series AA, 6.25% (b)(l)	USD	9,545	9,682,209
Series V, 5.13% (b)(l)		50,740	49,846,976
Series X, 6.25% (b)(l)		84,810	86,400,187
Series Z, 6.50% (b)(l)		24,350	25,750,125
Barclays PLC, 8.00% (b)(l)	EUR	6,525	7,797,390
Citigroup, Inc.:
5.95% (b)(l)	USD	29,345	29,711,813
Series D, 5.35% (b)(l)		8,055	7,793,213
Series O, 5.88% (b)(l)		26,580	26,845,800
JPMorgan Chase & Co.:
Series 1, 7.90% (b)(l)		22,725	24,457,781
Series S, 6.75% (b)(l)		54,443	59,070,655
Series V, 5.00% (b)(l)		39,210	38,521,865
Series X, 6.10% (b)(l)		19,825	20,419,750
Wells Fargo & Co.:
Series S, 5.90% (b)(l)		20,950	21,814,187
Series U, 5.88% (b)(l)		74,355	78,645,283

			507,073,411
Capital Markets — 0.7%
The Goldman Sachs Group, Inc., Series L, 5.70% (b)(l)		56,462	58,085,283
Morgan Stanley:
Series H, 5.45% (b)(l)		45,045	45,382,837
Series J, 5.55% (b)(l)		18,205	18,387,050
UBS Group AG:
5.13% (b)(l)	EUR	6,250	7,051,932
7.13% (b)(l)	USD	5,575	5,807,477

			134,714,579
Consumer Finance — 0.2%
American Express Co., Series C, 4.90% (b)(l)		33,825	34,315,463
Diversified Financial Services — 0.1%
JPMorgan Chase & Co., 6.00% (b)		14,850	15,035,625
Insurance — 0.1%
AIG Life Holdings, Inc., 7.57% (a)(l)		10,310	13,944,275
Wireless Telecommunication Services — 0.1%
Orange SA, 4.25% (b)(l)	EUR	7,625	8,761,863
Telefonica Europe BV, 4.20% (b)(l)		11,000	12,484,140

			21,246,003
Total Capital Trusts — 4.1%			726,329,356

Preferred Stocks	Shares	Value
Banks — 0.0%
Royal Bank of Scotland Group PLC, Series T, 7.25%	84,000	$2,146,200
Capital Markets — 0.0%
State Street Corp., 5.90%	166,804	4,552,081
Consumer Finance — 0.1%
Ally Financial, Inc., 8.50%	276,463	7,373,268
Diversified Financial Services — 0.2%
Concrete Investment I SCA (e)	85,000	12,429,840
Concrete Investment I SCA - Stapled (e)(f)	85,000	1
Concrete Investment II SCA (e)	120,971	17,559,929
RBS Capital Funding Trust VI, 6.25%	400,000	9,928,000

		39,917,770
Hotels, Restaurants & Leisure — 0.8%
Amaya Gaming Group, Inc. (d)(e)	131,343	144,621,963
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(l)	2,827	2,997,185
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., 5.75%	6,840	5,984,218
Total Preferred Stocks — 1.2%		207,592,685

Trust Preferreds
Consumer Finance — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)	2,348,443	61,646,629
Diversified Financial Services — 0.2%
RBS Capital Funding Trust VII, Series G, 6.08% (l)	1,552,068	38,444,724
Total Trust Preferreds — 0.6%		100,091,353
Total Preferred Securities — 5.9%		1,034,013,394

Rights
Oil, Gas & Consumable Fuels — 0.0%
African Petroleum Corp. Ltd. (Expires 4/03/15) (e)	540,762	—

Warrants (p)
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19)	11,931	108,882
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15) (g)	136,259,718	311,346
Peninsula Energy Ltd. (Expires 12/31/17) (g)	78,447,216	191,198
Peninsula Energy Ltd. (Expires 12/31/18) (g)	140,092,340	586,857

		1,089,401
Total Warrants — 0.0%		1,198,283
Total Long-Term Investments (Cost — $17,403,903,879) — 98.9%		17,315,617,364

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	47

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (n)(q)	66,780,757	$66,780,757
Total Short-Term Securities (Cost — $66,780,757) — 0.4%		66,780,757

Options Purchased	Value
(Cost — $104,182) — 0.0%	$1
Total Investments — 99.3%	17,382,398,122
(Cost — $17,470,788,818)
Other Assets Less Liabilities — 0.7%	114,560,551

Net Assets — 100.0%	$17,496,958,673

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Zero-coupon bond.

(d)	Convertible security.

(e)	Non-income producing security.

(f)	Securities contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(g)	During the six months ended March 31, 2015, investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2014	Shares/Par Purchased	Shares/ Par Sold	Shares/Par Held at March 31, 2015	Value Held at March 31, 2015	Realized Gain
Peninsula Energy Ltd.	277,576,315	280,184,680	—	557,760,995	$7,646,726	—
Peninsula Energy Ltd.	$19,200,000	—	$(19,200,000)	—	—
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	136,259,718	—	—	136,259,718	$311,346	—
Peninsula Energy Ltd., Warrants (Expires 12/31/17)	78,447,216	—	—	78,447,216	$191,198	—
Peninsula Energy Ltd., Warrants (Expires 12/31/18)	—	140,092,340	—	140,092,340	$586,857	—
Richland-Stryker Generation LLC	10,487,500	—	(10,487,500)	—	—	$79,356

(h)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(i)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $21,610,691 and an original cost of $19,952,579 which was 0.1% of its net assets.

(j)	Issuer filed for bankruptcy and/or is in default of interest payments.

(k)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(n)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Shares Purchased		Shares Sold	Shares Held at March 31, 2015	Value Held at March 31, 2015	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	49,351,065	17,429,692	[1]	—	66,780,757	$66,780,757	$167,348	$47,561
iShares iBoxx $ High Yield Corporate Bond ETF	—	7,185,884		(2,448,371)	4,737,513	$429,266,053	$5,938,399	$(5,786,107)

[1]	Represents net shares purchased.

(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(p)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(q)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	As of March 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets, Inc.	(2.25)%	12/04/14	Open	$5,208,000	$5,208,000

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of March 31, 2015, financial futures contracts were as follows:

Contracts Short	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(5,278)	E-Mini S&P 500 Futures	Chicago Mercantile	June 2015	USD	543,845,120	$(3,988,251)
(1,893)	Russell 2000 Mini Index Futures	InterContinental Exchange	June 2015	USD	236,416,770	(4,334,896)
Total						$(8,323,147)

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,489,000	USD	1,175,626	Goldman Sachs Bank USA	4/21/15	$(293)
EUR	1,698,000	USD	1,844,721	Bank of America N.A.	4/21/15	(18,418)
EUR	1,383,000	USD	1,465,464	BNP Paribas S.A.	4/21/15	22,037
EUR	9,150,000	USD	10,398,691	Citibank N.A.	4/21/15	(557,304)
EUR	36,600,000	USD	39,721,102	Citibank N.A.	4/21/15	(355,554)
EUR	800,000	USD	872,300	Morgan Stanley Capital Services LLC	4/21/15	(11,851)
EUR	1,302,000	USD	1,399,024	Morgan Stanley Capital Services LLC	4/21/15	1,357
EUR	4,069,000	USD	4,321,823	Royal Bank of Scotland PLC	4/21/15	54,637
EUR	6,770,000	USD	7,679,177	Royal Bank of Scotland PLC	4/21/15	(397,626)
EUR	156,000	USD	169,073	State Street Bank and Trust Co.	4/21/15	(1,285)
EUR	11,400,000	USD	12,570,250	State Street Bank and Trust Co.	4/21/15	(308,850)
EUR	1,940,000	USD	2,108,289	UBS AG	4/21/15	(21,700)
GBP	6,172,000	USD	9,179,262	Morgan Stanley Capital Services LLC	4/21/15	(25,089)
USD	12,070,433	AUD	14,898,000	TD Securities, Inc.	4/21/15	737,928
USD	291,081,095	CAD	348,273,000	UBS AG	4/21/15	16,174,050
USD	912,823	EUR	804,000	Bank of America N.A.	4/21/15	48,072
USD	12,292,384	EUR	10,981,000	Bank of America N.A.	4/21/15	481,644
USD	3,422,746	EUR	3,004,000	Barclays Bank PLC	4/21/15	191,759
USD	803,081	EUR	703,000	BNP Paribas S.A.	4/21/15	46,962
USD	2,267,396	EUR	1,986,000	BNP Paribas S.A.	4/21/15	131,331
USD	2,374,414	EUR	2,092,000	BNP Paribas S.A.	4/21/15	124,339
USD	3,735,693	EUR	3,277,000	BNP Paribas S.A.	4/21/15	211,078
USD	695,024,217	EUR	602,274,000	Citibank N.A.	4/21/15	47,241,541
USD	8,653,542	EUR	7,721,000	Deutsche Bank AG	4/21/15	349,133
USD	2,226,142	EUR	1,953,000	Goldman Sachs Bank USA	4/21/15	125,571
USD	2,786,001	EUR	2,426,000	Goldman Sachs Bank USA	4/21/15	176,689
USD	3,430,229	EUR	3,009,000	Goldman Sachs Bank USA	4/21/15	193,865
USD	5,604,864	EUR	4,946,400	Goldman Sachs Bank USA	4/21/15	284,707
USD	14,850,890	EUR	13,078,000	Goldman Sachs Bank USA	4/21/15	784,698
USD	17,945,828	EUR	15,712,000	Goldman Sachs Bank USA	4/21/15	1,046,608
USD	22,325,160	EUR	19,544,200	Goldman Sachs Bank USA	4/21/15	1,304,172
USD	269,900	EUR	237,000	JPMorgan Chase Bank N.A.	4/21/15	14,992
USD	1,139,266	EUR	999,000	Morgan Stanley Capital Services LLC	4/21/15	64,780
USD	11,316,107	EUR	10,402,000	Morgan Stanley Capital Services LLC	4/21/15	128,117
USD	17,133,449	EUR	15,675,000	Royal Bank of Scotland PLC	4/21/15	274,024
USD	3,052,539	EUR	2,690,000	State Street Bank and Trust Co.	4/21/15	159,279
USD	3,614,963	EUR	3,204,000	State Street Bank and Trust Co.	4/21/15	168,865

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	49

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,050,415	EUR	3,575,000	State Street Bank and Trust Co.	4/21/15	$205,283
USD	5,837,579	EUR	5,116,000	State Street Bank and Trust Co.	4/21/15	335,007
USD	14,621,633	EUR	12,798,000	State Street Bank and Trust Co.	4/21/15	856,598
USD	8,916,529	EUR	7,870,000	The Bank of New York Mellon	4/21/15	451,861
USD	343,574,795	GBP	226,495,000	Bank of America N.A.	4/21/15	7,642,440
USD	4,767,656	GBP	3,105,000	Deutsche Bank AG	4/21/15	162,389
USD	5,759,213	GBP	3,773,000	JPMorgan Chase Bank N.A.	4/21/15	163,183
USD	9,549,402	GBP	6,442,000	TD Securities, Inc.	4/21/15	(5,230)
Total						$78,655,796

•	As of March 31, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	107	$1

•	As of March 31, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 24 Version 1	5.00%	Chicago Mercantile	6/20/20	B+	USD	462,673	$2,294,566

•	As of March 31, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation
Realogy Group LLC	5.00%	JPMorgan Chase Bank N.A.	9/20/15	B-	USD	5,000	$116,126	$(34,705)	$150,831
Community Health Systems, Inc.	5.00%	BNP Paribas S.A.	9/20/16	Not Rated	USD	2,000	131,452	(64,827)	196,279
CCO Holdings LLC/CCO Holdings Capital Corp.	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	16,770	2,820,295	(1,002)	2,821,297
Techem GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	2,777	497,054	311,563	185,491
Techem GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	1,666	298,232	184,207	114,025
Techem GmbH	5.00%	Goldman Sachs International	3/20/19	B+	EUR	5,000	895,098	489,703	405,395
Techem GmbH	5.00%	Goldman Sachs International	3/20/19	B+	EUR	5,000	895,098	489,786	405,312
Level 3 Communications, Inc.	5.00%	Goldman Sachs Bank USA	6/20/19	B+	USD	14,000	2,059,111	(749,948)	2,809,059
Techem GmbH	5.00%	Bank of America N.A.	6/20/19	B+	EUR	1,666	311,106	212,814	98,292
Techem GmbH	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	1,413	264,175	171,862	92,313
Techem GmbH	5.00%	Citibank N.A.	6/20/19	B+	EUR	2,777	519,203	334,750	184,453
Total							$8,806,950	$1,344,203	$7,462,747

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	As of March 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxhy Index	3-month LIBOR[1]	Bank of America N.A.	6/20/15	USD	45,000	$314,053	—	$314,053
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	6/20/15	USD	50,000	(138,567)	—	(138,567)
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	6/20/15	USD	21,000	(27,667)	—	(27,667)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/15	USD	75,000	(177,845)	—	(177,845)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/15	USD	25,000	142,341	—	142,341
iBoxhy Index	3-month LIBOR[1]	Goldman Sachs International	9/20/15	USD	25,000	191,646	—	191,646
iBoxhy Index	3-month LIBOR[1]	Goldman Sachs International	9/20/15	USD	25,000	161,075	—	161,075
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	9/20/15	USD	61,000	527,944	—	527,944
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	12/20/15	USD	44,000	1,246,779	—	1,246,779
Total						$2,239,759	—	$2,239,759

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$360,183,950	$144,264,927	$504,448,877
Common Stocks	$497,443,637	231,779,889	82,715,434	811,938,960
Corporate Bonds	—	12,698,677,768	188,221,590	12,886,899,358
Floating Rate Loan Interests	—	1,378,246,379	134,731,681	1,512,978,060
Foreign Agency Obligations	—	11,499,144	—	11,499,144
Investment Companies	468,578,567	—	—	468,578,567
Non-Agency Mortgage-Backed Securities	—	51,751,453	—	51,751,453
Other Interests	—	3,409,532	28,901,736	32,311,268
Preferred Securities	130,075,120	729,326,541	174,611,733	1,034,013,394
Warrants	311,346	586,857	300,080	1,198,283
Short-Term Securities	66,780,757	—	—	66,780,757
Options Purchased:
Equity Contracts	—	1	—	1

Total	$1,163,189,427	$15,465,461,514	$753,747,181	$17,382,398,122

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	51

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$9,757,313	—	$9,757,313
Foreign currency exchange contracts	—	80,358,996	—	80,358,996
Interest rate contracts	—	2,583,838	—	2,583,838
Liabilities:
Equity contracts	$(8,323,147)	—	—	(8,323,147)
Foreign currency exchange contracts	—	(1,703,200)	—	(1,703,200)
Interest rate contracts	—	(344,079)	—	(344,079)

Total	$(8,323,147)	$90,652,868	—	$82,329,721

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,703,762	—	—	$4,703,762
Foreign currency at value	1,619,235	—	—	1,619,235
Cash pledged for financial futures contracts	35,630,000	—	—	35,630,000
Cash pledged as collateral for OTC derivatives	430,000	—	—	430,000
Cash pledged for centrally cleared swaps	25,290,000	—	—	25,290,000
Liabilities:
Reverse repurchase agreements	—	$(5,208,000)	—	(5,208,000)
Cash received as collateral for OTC derivatives	—	(13,200,000)	—	(13,200,000)

Total	$67,672,997	$(18,408,000)	—	$49,264,997

During the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of September 30, 2014	$38,085,464	$154,184,529	$205,992,731	$117,940,815	$30,122,694	$187,093,298	—	$733,419,531
Transfers into Level 3	13,246,749	205,921	—		—	—	$582,432	14,035,102
Transfers out of Level 3	(26,249,081)	(32,368,302)	—	(42,260,137)	—	—	—	(100,877,520)
Accrued discounts/premiums	63,425	—	(81,413)	394,314	—	—	—	376,326
Net realized gain (loss)	(1,637,144)	19,100	(26,506,019)	274,553	—	—	—	(27,849,510)
Net change in unrealized appreciation/depreciation[1,2]	1,609,617	(40,843,058)	28,121,494	(5,781,040)	(1,220,958)	(25,374,823)	(282,352)	(43,771,120)
Purchases	125,100,897	1,536,344	17,429,859	71,201,557	—	12,893,258	—	228,161,915
Sales	(5,955,000)	(19,100)	(36,735,062)	(7,038,381)	—	—	—	(49,747,543)

Closing Balance, as of March 31, 2015	$144,264,927	$82,715,434	$188,221,590	$134,731,681	$28,901,736	$174,611,733	$300,080	$753,747,181

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[2]	$695,582	$(40,816,002)	$843,916	$(5,782,043)	$(1,220,958)	$(25,374,823)	$(282,352)	$(71,936,680)

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2015

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

As of March 31, 2015, the following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $454,049,644.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	5,857,703	Market Comparable Companies	Last 12 Months EBITDA Multiple[2]	4.63x - 4.88x
			Current Fiscal Year EBITDA Multiple[2]	4.63x - 5.13x
			Discontinued Operations Expected Sale Proceeds	$60	[5]
	10,586,238	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple[2]	CAD[6] 0.24x
			PV-10 Multiple[2,3]	0.10x
	3,676,875	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple[2]	CAD[6] 0.095x
			PV-10 Multiple[2,3]	0.05x
	62,594,594	Market Comparable Companies	Merger Value	$15.44
Corporate Bonds[1]	7,225,892	Par	Call Price[2]	—
	180,989,689	Discounted Cash Flow	Internal Rate of Return[2]	10.00%
Other Interests	28,766,546	Market Comparable Companies	Tangible Book Value Multiple[2]	1.25x

Total	$299,697,537

[1]

For the six months ended March 31, 2015, the valuation technique for certain investments classified as corporate bonds changed to an income or market approach. The investment was previously valued utilizing acquisition cost. Income and market approach information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[2]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[3]	Present value of estimated future oil and gas revenues, net of estimated direct expenses discounted at an annual discount rate of 10%.

[4]	Increase in unobservable input may result in a significant decrease to value, while a decrease in the unobservable input may result in a significant increase to value.

[5]	Amount is stated in millions.

[6]	Canadian Dollar.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	53

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2007-1A, Class A1S, 0.47%, 4/20/21 (a)(b)	USD	1,847	$1,834,657
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.43%, 5/10/32 (a)(b)		3,700	3,662,698
American Credit Acceptance Receivables Trust, Series 2014-4, Class A, 1.33%, 7/10/18 (a)		5,771	5,777,062
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.25%, 6/17/31 (a)(b)		6,260	6,192,263
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17		10,769	10,958,136
Series 2012-4, Class B, 1.31%, 11/08/17		3,270	3,277,720
Series 2013-1, Class D, 2.09%, 2/08/19		10,155	10,178,580
Series 2013-2, Class B, 1.19%, 5/08/18		10,190	10,222,088
Series 2013-2, Class C, 1.79%, 3/08/19		3,250	3,250,016
Series 2014-4, Class D, 3.07%, 11/09/20		28,000	28,188,188
Apidos CDO IV, Series 2006-4A, Class C, 0.98%, 10/27/18 (a)(b)		7,500	7,373,021
APOLLO Trust, Series 2009-1, Class A3, 3.57%, 6/03/17 (b)	AUD	5,404	4,150,852
Atrium VII, Series 7AR, Class AR, 1.36%, 11/16/22 (a)(b)	USD	7,854	7,837,861
AUTO ABS FCT Compartiment, Series 2013-2, Class A, 0.85%, 1/27/23 (b)	EUR	10,624	11,474,006
BA Credit Card Trust, Series 2014-A1, Class A, 0.55%, 6/15/21 (b)	USD	15,055	15,047,201
Banc of America Commercial Mortgage Trust, Series 2007-4, Class A1A, 5.77%, 2/10/51 (b)		5,031	5,459,009
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 21A1, 0.24%, 12/25/36 (b)		30	33,270
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Class A1, 2.26%, 3/15/23		13,205	13,351,391
CarMax Auto Owner Trust, Series 2014-4, Class C, 2.44%, 11/16/20		3,500	3,524,696
Cavalry CLO V Ltd., Series 2014-5A, Class C, 2.98%, 1/16/24 (a)(b)		9,250	9,226,875
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 8/16/21		28,000	27,721,400
Series 2015-A2, Class A, 1.59%, 2/18/20		61,200	61,632,439
CIFC Funding Ltd., Series 2011-1AR, Class A1R, 1.55%, 1/19/23 (a)(b)		9,000	9,000,000
COA Caerus CLO Ltd., Series 2007-6A, Class A1, 0.87%, 12/13/19 (a)(b)		750	747,349
Conseco Financial Corp., Series 1993-4, Class A5, 7.05%, 1/15/19		29	29,875
Cornerstone CLO Ltd., Series 2007-1A, Class A1S, 0.47%, 7/15/21 (a)(b)		11,474	11,375,697
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 4.91%, 5/25/36 (b)		1,449	1,986,004
Series 2007-7, Class 2A2, 0.33%, 10/25/47 (b)		2,290	2,273,058
Credit Acceptance Auto Loan Trust:
Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		6,000	6,039,312
Series 2015-1A, Class A, 2.00%, 7/15/22 (a)		21,055	21,064,496
Crusade ABS Trust, Series 2012-1, Class A, 3.27%, 7/12/23 (b)	AUD	7,074	5,403,218
Drive Auto Receivables Trust, Series 2015-AA, Class B, 5.00%, 6/17/19 (a)	USD	18,715	18,713,128
Dryden XVI-Leveraged Loan CDO, Series 2006-16A, Class A1, 0.50%, 10/20/20 (a)(b)		5,572	5,526,417

Asset-Backed Securities		Par (000)	Value
Fore CLO Ltd., Series 2007-1A, Class A2, 0.71%, 7/20/19 (a)(b)	USD	8,225	$8,074,422
Four Corners CLO III Ltd., Series 2006-3A, Class C, 0.94%, 7/22/20 (a)(b)		8,000	7,750,851
Gamma-Sociedade de Titularizacao de Creditos SA, Series 3, Class A, 2.03%, 12/28/43 (b)	EUR	4,975	5,362,375
Halcyon Loan Investors CLO I, Inc., Series 2006-1A, Class B, 0.95%, 11/20/20 (a)(b)	USD	10,000	9,728,015
Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24 (a)(b)		252	137,348
Hillmark Funding Ltd., Series 2006-1A, Class A1, 0.51%, 5/21/21 (a)(b)		6,022	5,960,855
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		130	129,296
ING Investment Management CLO Ltd., Series 2012-1RA, Class A1R, 1.44%, 3/14/22 (a)(b)		25,000	24,986,929
Invitation Homes Trust:
Series 2014-SFR3, Class A, 1.37%, 12/17/31 (a)(b)		9,780	9,745,183
Series 2015-SFR2, Class A, 1.53%, 6/17/32 (b)		20,785	20,785,000
Katonah Ltd., Series 2007-10A, Class A2B, 0.50%, 4/17/20 (a)(b)		6,519	6,471,140
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.03%, 4/22/22 (a)(b)		1,900	1,899,964
Series 2012-8AR, Class DR, 4.08%, 4/22/22 (a)(b)		1,000	999,973
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3.86%, 7/25/26 (a)(b)		1,750	1,684,597
MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.38%, 3/19/18 (b)	EUR	7,963	8,526,674
Muir Woods CLO Ltd., Series 2012-1A, Class X, 1.49%, 9/14/23 (a)(b)	USD	750	749,624
NACM CLO I, Series 2006-1A, Class A2, 0.71%, 6/20/19 (a)(b)		4,082	4,073,307
Navient Private Education Loan Trust, Series 2014-CTA, Class A, 0.86%, 9/16/24 (a)(b)		3,656	3,649,086
Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class XR, 1.48%, 7/25/23 (a)(b)		500	499,906
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		25,820	25,930,096
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,285	3,301,310
Oaktree EIF II Ltd., Series 2013-2A, Class A, 1.43%, 4/20/23 (a)(b)		16,000	15,925,130
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class AR, 1.15%, 4/20/21 (a)(b)		11,195	11,152,958
OHA Park Avenue CLO I Ltd., Series 2007-1A, Class A1B, 0.50%, 3/14/22 (a)(b)		12,374	12,181,014
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		19,955	19,985,132
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		25,500	25,434,465
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		10,215	10,130,215
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		37,000	37,335,220
Series 2015-1A, Class B, 3.97%, 3/18/26 (a)		12,250	12,318,845

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Palmer Square CLO Ltd., Series 2014-1A, Class A1, 1.50%, 10/17/22 (a)(b)	USD	15,000	$14,968,557
PFS Financing Corp., Series 2014-AA, Class B, 1.12%, 2/15/19 (a)(b)		4,400	4,409,588
Progress Residential Trust, Series 2015-SFR1, Class A, 1.57%, 2/17/32 (a)(b)		13,550	13,588,414
Regatta Funding Ltd., Series 2007-1A, Class A1L, 0.52%, 6/15/20 (a)(b)		6,046	6,007,439
Residential Asset Mortgage Products, Inc. Trust, Series 2003-RZ3, Class A6, 3.90%, 3/25/33 (c)		1,172	1,195,194
Santander Drive Auto Receivables Trust:
Series 2012-3, Class C, 3.01%, 4/16/18		17,630	17,795,334
Series 2012-5, Class C, 2.70%, 8/15/18		2,670	2,708,611
Series 2012-6, Class C, 1.94%, 3/15/18		2,470	2,484,803
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		10,440	10,447,423
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		7,215	7,239,870
Series 2013-1, Class C, 1.76%, 1/15/19		19,880	19,947,075
Series 2013-3, Class D, 2.42%, 4/15/19		13,290	13,343,466
Series 2013-5, Class C, 2.25%, 6/17/19		12,000	12,135,144
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		13,400	13,730,243
Series 2014-2, Class C, 2.33%, 11/15/19		4,602	4,622,037
Series 2014-4, Class C, 2.60%, 11/16/20		10,065	10,154,246
Series 2014-4, Class D, 3.10%, 11/16/20		3,500	3,524,899
Series 2014-5, Class C, 2.46%, 6/15/20		12,525	12,596,380
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		1,964	1,963,824
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		6,434	6,455,818
Silver Bay Realty Trust, Series 2014-1, Class A, 1.17%, 9/17/31 (a)(b)		11,585	11,422,091
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.40%, 7/15/36 (b)		2,555	2,536,722
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.63%, 3/15/22 (b)		3,287	3,262,103
Series 2004-A, Class A3, 0.63%, 6/15/33 (b)		3,500	3,344,341
Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		4,253	4,225,856
Series 2004-B, Class A3, 0.56%, 3/15/24 (b)		6,000	5,743,518
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.67%, 1/15/43 (a)(b)		6,258	6,650,990
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		7,950	8,377,615
Series 2011-C, Class A1, 1.57%, 12/15/23 (a)(b)		9,110	9,147,425
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		8,725	9,399,032
Series 2012-B, Class A1, 1.27%, 12/15/21 (a)(b)		772	773,943
Series 2012-C, Class A1, 1.27%, 8/15/23 (a)(b)		4,876	4,898,470
Series 2012-E, Class A1, 0.92%, 10/16/23 (a)(b)		2,178	2,183,292
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		3,500	3,476,365
Series 2013-C, Class A1, 1.02%, 2/15/22 (a)(b)		13,876	13,920,142
Series 2014-A, Class A2B, 1.30%, 1/15/26 (a)(b)		2,500	2,510,907

Asset-Backed Securities		Par (000)	Value
SLM Student Loan Trust:
Series 2003-11, Class A6, 1.02%, 12/15/25 (a)(b)	USD	11,900	$11,884,709
Series 2013-4, Class A, 0.72%, 6/25/27 (b)		12,819	12,851,951
SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.42%, 3/25/33 (a)(b)		20,113	20,116,283
Soundview Home Loan Trust, Series 2003-2, Class A2, 1.47%, 11/25/33 (b)		1,108	1,096,895
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		19,521	19,571,012
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		20,000	20,189,580
SWAY Residential Trust, Series 2014-1, Class A, 1.47%, 1/17/20 (a)(b)		12,659	12,642,095
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A, 1.61%, 11/16/20		30,200	30,287,791
Torrens Trust, Series 2013-1, Class A, 3.22%, 4/12/44 (b)	AUD	18,291	13,944,732
Triton European Loan Conduit PLC, Series 26X, Class H, 1.42%, 10/25/19 (b)	GBP	1,993	2,655,575
Westbrook CLO Ltd., Series 2006-1A, Class A1, 0.51%, 12/20/20 (a)(b)	USD	9,234	9,166,912
WG Horizons CLO, Series 2006-1A, Class A1, 0.52%, 5/24/19 (a)(b)		8,481	8,406,187
World Financial Network Credit Card Master Trust:
Series 2012-D, Class B, 3.34%, 4/17/23		5,630	5,836,092
Series 2013-A, Class A, 1.61%, 12/15/21		10,000	10,024,430
Series 2014-C, Class A, 1.54%, 8/15/21		18,000	18,068,400
Total Asset-Backed Securities — 21.4%			1,095,374,734

Corporate Bonds
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)		2,118	2,158,037
Airlines — 1.2%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (a)		7,653	7,997,843
Continental Airlines Pass-Through Trust:
Series 2000-1, Class B, 8.39%, 5/01/22		3,797	3,958,521
Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		224	236,911
Series 2009-1, 9.00%, 7/08/16		7,683	8,317,335
Delta Air Lines Pass-Through Trust:
Series 2010-1, Class B, 6.38%, 7/02/17 (a)		6,250	6,441,250
Series 2010-2, Class B, 6.75%, 11/23/15		2,000	2,060,600
Series 2012-1, Class B, 6.88%, 5/07/19 (a)		2,928	3,242,668
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 5/20/23		1,159	1,260,777
UAL Pass-Through Trust, Series 2009-2B, 12.00%, 1/15/16 (a)		2,201	2,371,426
US Airways Pass-Through Trust:
Series 2012-1, Class C, 9.13%, 10/01/15		3,384	3,474,394
Series 2012-2, Class C, 5.45%, 6/03/18		1,500	1,541,250
Virgin Australia Trust:
Series 2013-1A, 5.00%, 10/23/23 (a)		7,989	8,408,614

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	55

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Airlines (concluded)
Series 2013-1B, 6.00%, 4/23/22 (a)	USD	14,117	$14,611,143

			63,922,732
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17		5,500	5,541,250
Banks — 7.3%
ANZ New Zealand International Ltd., 1.75%, 3/29/18 (a)		13,040	13,064,985
Associated Banc-Corp., 2.75%, 11/15/19		34,403	34,841,157
Bank of America Corp.:
6.50%, 8/01/16		26,504	28,286,367
2.60%, 1/15/19		11,000	11,195,712
2.65%, 4/01/19		25,000	25,473,350
Barclays PLC, 2.00%, 3/16/18		26,230	26,355,773
BB&T Corp., 2.45%, 1/15/20		41,928	42,651,510
CIT Group, Inc., 4.25%, 8/15/17		15,455	15,648,187
HSBC USA, Inc., 1.70%, 3/05/18		22,665	22,707,429
Huntington Bancshares, Inc., 2.60%, 8/02/18		2,000	2,039,728
ING Bank NV, 1.80%, 3/16/18 (a)		11,720	11,776,397
JPMorgan Chase & Co.:
1.35%, 2/15/17		12,000	12,046,368
1.70%, 3/01/18		21,000	21,084,378
2.35%, 1/28/19		12,008	12,204,823
2.25%, 1/23/20		4,000	4,008,568
Regions Financial Corp., 2.00%, 5/15/18		20,800	20,780,739
Santander Bank N.A., 8.75%, 5/30/18		15,107	17,834,584
Santander Holdings USA, Inc., 3.00%, 9/24/15		3,785	3,814,504
Standard Chartered PLC, 1.50%, 9/08/17 (a)		18,530	18,501,186
Swedbank AB:
1.60%, 3/02/18 (a)		16,780	16,804,264
2.20%, 3/04/20 (a)		9,700	9,744,164

			370,864,173
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17		1,214	1,339,953
Capital Markets — 2.9%
American Capital, Ltd., 6.50%, 9/15/18 (a)		7,181	7,486,193
The Goldman Sachs Group, Inc.:
5.35%, 1/15/16		8,733	9,032,219
3.63%, 2/07/16		53,352	54,493,573
5.75%, 10/01/16		5,000	5,334,925
2.60%, 4/23/20		32,010	32,350,554
Morgan Stanley:
4.75%, 3/22/17		8,000	8,516,744
5.55%, 4/27/17		1,400	1,514,663
6.63%, 4/01/18		1,660	1,888,004
2.50%, 1/24/19		5,000	5,092,485
UBS AG, 1.93%, 3/26/18		22,440	22,502,271

			148,211,631
Chemicals — 0.2%
Ashland, Inc., 3.00%, 3/15/16		5,000	5,050,000
Lubrizol Corp., 8.88%, 2/01/19		4,195	5,235,444

			10,285,444
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp.:
3.88%, 9/27/16 (a)		14,855	15,171,530
4.63%, 1/31/18 (a)		1,000	1,043,164
Leucadia National Corp., 8.13%, 9/15/15		6,450	6,639,049

			22,853,743

Corporate Bonds		Par (000)	Value
Consumer Finance — 1.7%
Ally Financial Inc.:
5.50%, 2/15/17	USD	15,000	$15,600,000
6.25%, 12/01/17		3,254	3,465,510
Capital One Financial Corp.:
3.15%, 7/15/16		10,000	10,255,640
6.75%, 9/15/17		2,000	2,250,118
Ford Motor Credit Co. LLC:
3.98%, 6/15/16		1,790	1,845,542
1.72%, 12/06/17		47,000	46,895,942
Synchrony Financial, 1.88%, 8/15/17		6,700	6,705,420

			87,018,172
Diversified Financial Services — 1.7%
CNH Industrial Capital LLC:
3.88%, 11/01/15		4,020	4,050,150
6.25%, 11/01/16		7,500	7,893,750
General Motors Financial Co., Inc.:
2.75%, 5/15/16		8,145	8,235,898
2.63%, 7/10/17		14,610	14,756,319
4.75%, 8/15/17		1,930	2,032,676
3.00%, 9/25/17		10,000	10,187,500
3.25%, 5/15/18		1,450	1,477,187
International Lease Finance Corp.:
6.75%, 9/01/16 (a)		8,280	8,797,500
7.13%, 9/01/18 (a)		3,680	4,130,800
Voya Financial, Inc., 2.90%, 2/15/18		22,549	23,266,216

			84,827,996
Diversified Telecommunication Services — 0.2%
British Telecommunications PLC, 2.00%, 6/22/15		9,216	9,245,095
Windstream Corp., 7.88%, 11/01/17		704	762,960

			10,008,055
Electric Utilities — 0.0%
AES Corp., 8.00%, 10/15/17		424	490,250
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,102,557

			1,592,807
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	7,123,545
Health Care Equipment & Supplies — 0.5%
Biomet, Inc.:
6.50%, 8/01/20		4,000	4,240,000
6.50%, 10/01/20		8,750	9,187,500
Boston Scientific Corp., 6.25%, 11/15/15		5,605	5,779,814
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (a)		2,300	2,428,800
Zimmer Holdings, Inc., 2.00%, 4/01/18		3,930	3,961,436

			25,597,550
Health Care Providers & Services — 0.4%
HCA, Inc.:
6.50%, 2/15/16		9,860	10,218,411
3.75%, 3/15/19		8,400	8,512,896

			18,731,307
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 1.20%, 2/05/16		3,000	3,004,509
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	4,433	6,860,467
Series M, 7.40%, 3/28/24		4,920	7,458,586

			17,323,562

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Household Durables — 0.8%
D.R. Horton, Inc., 4.75%, 5/15/17	USD	1,980	$2,069,100
Lennar Corp., 4.75%, 12/15/17		4,332	4,505,280
M/I Homes, Inc., 8.63%, 11/15/18		17,310	17,959,125
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		13,880	14,592,044
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	1,975,050

			41,100,599
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp., 3.23%, 6/01/19 (b)		9,234	9,187,830
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (a)		10,884	11,373,780

			20,561,610
Insurance — 1.8%
AIA Group Ltd., 2.25%, 3/11/19 (a)		6,215	6,256,454
American International Group, Inc., 5.60%, 10/18/16		24,000	25,584,600
Aon Corp., 3.13%, 5/27/16		7,841	8,041,087
AXIS Specialty Finance PLC, 2.65%, 4/01/19		13,545	13,708,150
Genworth Holdings, Inc.:
6.52%, 5/22/18		5,750	5,966,200
7.70%, 6/15/20		6,050	6,428,125
Jackson National Life Global Funding, 2.30%, 4/16/19 (a)		12,000	12,142,980
Lincoln National Corp., 4.30%, 6/15/15		10,880	10,951,808
XLIT Ltd., 2.30%, 12/15/18		4,000	4,063,140

			93,142,544
IT Services — 0.4%
Computer Sciences Corp., 2.50%, 9/15/15		5,631	5,671,155
Fiserv, Inc., 6.80%, 11/20/17		5,000	5,647,890
The Western Union Co., 2.38%, 12/10/15		8,000	8,067,376

			19,386,421
Machinery — 0.3%
Crane Co., 2.75%, 12/15/18		1,000	1,025,175
The Manitowoc Co., Inc., 8.50%, 11/01/20		7,750	8,292,500
Pentair Finance SA, 1.35%, 12/01/15		4,480	4,490,819

			13,808,494
Media — 1.2%
British Sky Broadcasting Group PLC, 6.10%, 2/15/18 (a)		9,277	10,335,496
Cablevision Systems Corp., 8.63%, 9/15/17		1,973	2,219,625
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16		6,620	6,745,601
DISH DBS Corp.:
7.75%, 5/31/15		2,350	2,367,625
4.63%, 7/15/17		1,820	1,867,775
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17		13,816	13,927,025
Omnicom Group, Inc., 5.90%, 4/15/16		4,192	4,387,972
Sky PLC, 2.63%, 9/16/19 (a)		20,595	20,914,717

			62,765,836
Metals & Mining — 0.0%
Novelis, Inc., 8.38%, 12/15/17		1,900	1,985,500
Multiline Retail — 0.2%
Dollar General Corp., 4.13%, 7/15/17		8,183	8,607,714
Multi-Utilities — 0.1%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15		4,865	4,911,383
Oil, Gas & Consumable Fuels — 1.2%
Chesapeake Energy Corp.:
3.25%, 3/15/16		10,030	10,017,463
6.50%, 8/15/17		1,820	1,915,550

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
El Paso Corp., 7.00%, 6/15/17	USD	5,539	$6,109,733
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (b)		9,795	10,321,481
Genesis Energy LP/Genesis Energy Finance Corp., 7.88%, 12/15/18		6,841	7,012,025
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18		5,312	5,872,618
Kinder Morgan, Inc.:
2.00%, 12/01/17		3,780	3,774,115
3.05%, 12/01/19		5,680	5,736,368
Sabine Pass LNG LP, 7.50%, 11/30/16		7,740	8,223,750

			58,983,103
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 5.63%, 4/20/15		4,015	4,023,327
Pharmaceuticals — 1.3%
Actavis Funding SCS, 2.45%, 6/15/19		1,650	1,656,790
Actavis, Inc., 1.88%, 10/01/17		12,629	12,658,312
Forest Laboratories, Inc., 4.38%, 2/01/19 (a)		31,025	33,233,856
Mylan, Inc., 7.88%, 7/15/20 (a)		15,095	15,948,034
Zoetis, Inc., 1.15%, 2/01/16		2,000	2,000,550

			65,497,542
Real Estate Investment Trusts (REITs) — 1.5%
ARC Properties Operating Partnership LP, 2.00%, 2/06/17		28,040	27,184,780
HCP, Inc., 6.70%, 1/30/18		5,440	6,148,854
Host Hotels & Resorts LP, 5.88%, 6/15/19		12,890	13,377,152
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,855,651
Prologis LP, 4.50%, 8/15/17		5,660	6,059,783
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		11,890	12,004,406
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (a)		7,665	7,704,559

			74,335,185
Real Estate Management & Development — 0.0%
Trafford Centre Finance Ltd., 0.76%, 7/28/15 (b)	GBP	134	198,339
Road & Rail — 1.2%
ERAC USA Finance LLC, 6.38%, 10/15/17 (a)	USD	6,000	6,723,084
Kansas City Southern de Mexico SA de CV, 0.96%, 10/28/16 (b)		14,000	13,969,368
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (a)		16,417	16,451,706
2.50%, 3/15/16 (a)		12,000	12,173,760
3.75%, 5/11/17 (a)		1,460	1,522,749
3.38%, 3/15/18 (a)		5,000	5,190,505
2.88%, 7/17/18 (a)		6,748	6,902,273

			62,933,445
Semiconductors & Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	18,349,848
Specialty Retail — 0.5%
QVC, Inc.:
3.13%, 4/01/19		19,780	19,916,007
7.38%, 10/15/20 (a)		4,680	4,855,500

			24,771,507
Technology Hardware, Storage & Peripherals — 0.3%
Seagate HDD Cayman, 3.75%, 11/15/18		14,000	14,590,492

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	57

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Tobacco — 0.7%
Lorillard Tobacco Co.:
3.50%, 8/04/16	USD	15,000	$15,416,925
2.30%, 8/21/17		20,717	20,918,949

			36,335,874
Trading Companies & Distributors — 1.0%
Air Lease Corp.:
4.50%, 1/15/16		4,000	4,085,000
2.13%, 1/15/18		21,140	21,034,300
3.38%, 1/15/19		8,500	8,670,000
Aircastle Ltd., 6.75%, 4/15/17		13,819	14,889,973
United Rentals North America, Inc., 5.75%, 7/15/18		1,820	1,897,350

			50,576,623
Wireless Telecommunication Services — 0.7%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (d)		23,513	23,601,174
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		10,000	11,475,000

			35,076,174
Total Corporate Bonds — 31.1%			1,589,341,517

Floating Rate Loan Interests (b)
Chemicals — 0.0%
OXEA Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		640	592,000
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		8,468	8,006,825
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		10,782	10,792,236

			18,799,061
Total Floating Rate Loan Interests — 0.4%			19,391,061

Foreign Government Obligations
Cyprus — 0.6%
Republic of Cyprus:
3.75%, 11/01/15	EUR	1,605	1,716,053
3.75%, 11/01/15		11,325	12,108,600
4.75%, 6/25/19		4,705	5,185,507
4.63%, 2/03/20		8,454	9,224,661

			28,234,821
Iceland — 0.6%
Republic of Iceland:
4.88%, 6/16/16 (a)	USD	12,880	13,401,769
4.88%, 6/16/16		15,013	15,621,177

			29,022,946
Italy — 0.6%
Buoni Poliennali Del Tesoro, 2.50%, 12/01/24	EUR	26,100	31,273,358
Latvia — 0.4%
Republic of Latvia, 5.25%, 2/22/17 (a)	USD	20,685	22,199,245
Portugal — 0.9%
Portugal Obrigacoes do Tesouro OT:
4.45%, 6/15/18	EUR	18,000	21,685,082
4.80%, 6/15/20		18,500	23,775,569

			45,460,651

Foreign Government Obligations		Par (000)	Value
Slovenia — 1.0%
Republic of Slovenia:
4.75%, 5/10/18 (a)	USD	34,270	$36,715,507
2.25%, 3/25/22	EUR	12,050	14,095,087

			50,810,594
Total Foreign Government Obligations — 4.1%			207,001,615

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.0%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 2.78%, 11/25/33 (b)	USD	1,118	1,118,052
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.01%, 7/25/34 (b)		1,680	1,682,661
Series 2004-7, Class 4A, 2.58%, 10/25/34 (b)		508	501,870
Berica ABS Srl, Series 2012-2, Class A1, 0.34%, 11/30/51 (b)	EUR	6,508	6,983,718
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.36%, 12/25/35 (a)(b)(e)	USD	40	38,989
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.71%, 2/25/35 (b)		845	797,432
Series 2005-17, Class 1A6, 5.50%, 9/25/35		2,770	2,708,778
Series 2005-HYB8, Class 2A1, 2.68%, 12/20/35 (b)		1,940	1,781,985
Crusade Global Trust, Series 2006-2, Class A1, 0.32%, 11/15/37 (b)		17,538	17,357,405
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 2.63%, 2/25/35 (b)		369	368,431
Granite Master Issuer PLC:
Series 2006-1A, Class A1, 0.25%, 12/20/54 (a)(b)		2,318	2,302,446
Series 2006-1A, Class A5, 0.32%, 12/20/54 (a)(b)		7,742	7,694,436
Series 2006-3, Class A3, 0.26%, 12/20/54 (b)		22,230	22,085,497
Series 2007-2, Class 2A1, 0.26%, 12/17/54 (b)		6,974	6,927,990
Series 2007-2, Class 4A1, 0.27%, 12/17/54 (b)		1,764	1,752,670
Lanark Master Issuer PLC, Series 2012-2A, Class 1A, 1.66%, 12/22/54 (a)(b)		5,705	5,762,250
MortgageIT Trust, Series 2004-1, Class A1, 0.95%, 11/25/34 (b)		3,165	3,064,349
National RMBS Trust, Series 2012-2, Class A1, 3.37%, 6/20/44 (b)	AUD	3,760	2,905,070
Progress Trust, Series 2007-1GA, Class 1A, 0.40%, 8/19/38 (a)(b)	USD	5,073	5,045,333
Rochester Financing No.1 PLC, Series 1, Class A1, 2.01%, 7/16/46 (b)	GBP	5,145	7,665,070
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.47%, 9/25/34 (b)	USD	1,771	1,570,219
Walsh Acceptance, Series 1997-2, Class A, 2.17%, 3/01/27 (a)(b)		18	5,321

			100,119,972
Commercial Mortgage-Backed Securities — 10.8%
Banc of America Commercial Mortgage Trust:
Series 2006-6, Class AJ, 5.42%, 10/10/45		6,010	6,228,337

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-1, Class A4, 5.45%, 1/15/49	USD	4,194	$4,459,250
Series 2007-3, Class A1A, 5.55%, 6/10/49 (b)		7,909	8,495,991
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		6,719	7,165,603
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.60%, 4/10/49 (b)		4,150	4,470,650
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, 3.38%, 2/15/28 (a)(b)		5,000	5,000,000
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		7,160	7,326,355
Series 2007-PW17, Class A1A, 5.66%, 6/11/50 (b)		11,903	12,912,490
Series 2007-PW17, Class A3, 5.74%, 6/11/50		699	700,092
Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (b)		5,000	5,499,945
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.57%, 12/15/27 (a)(b)		18,255	18,271,466
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		15,704	16,426,117
Citigroup/Deutsche Bank Mortgage Trust, Series 2007-CD5, Class AJ, 6.12%, 11/15/44 (b)		5,970	6,506,010
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class A4, 5.80%, 12/10/49 (b)		11,815	12,840,351
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)		6,612	6,647,676
Series 2013-CR12, Class A2, 2.90%, 10/10/46		29,170	30,321,807
Series 2013-CR13, Class A2, 3.04%, 12/10/18		3,835	4,006,678
Series 2013-FL3, Class A, 1.52%, 10/13/28 (a)(b)		14,489	14,522,178
Series 2014-FL5, Class B, 2.32%, 9/15/16 (a)(b)		5,800	5,804,837
Series 2014-KYO, Class F, 3.66%, 6/11/27 (a)(b)		10,110	10,084,907
Commercial Mortgage Trust, Series 2012-9W57, Class A, 2.36%, 2/10/29 (a)		9,490	9,691,074
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Class AJ, 5.47%, 2/15/39 (b)		9,490	9,808,722
Series 2006-C2, Class AM, 5.65%, 3/15/39 (b)		6,015	6,155,601
Series 2006-C4, Class AM, 5.51%, 9/15/39		4,815	5,073,614
Series 2007-C4, Class A1AM, 6.10%, 9/15/39 (b)		4,500	4,872,321
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		2,884	3,006,706
Series 2008-C1, Class A2, 5.97%, 2/15/41 (b)		3,736	3,741,249
Del Coronado Trust, Series 2013-HDC, Class A, 0.97%, 3/15/26 (a)(b)		5,750	5,750,253
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.72%, 6/17/49 (a)(b)		14,940	16,004,191
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.70%, 12/10/49		3,634	3,955,492

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)	USD	5,000	$5,342,425
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.05%, 7/15/31 (a)(b)		6,575	6,573,074
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		2,716	2,795,383
Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		13,515	13,882,027
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2, 3.02%, 8/15/46		5,000	5,231,385
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)		7,990	8,408,404
Series 2007-LD11, Class ASB, 5.78%, 6/15/49 (b)		2,710	2,823,641
Series 2007-LDPX, Class A3, 5.42%, 1/15/49		2,624	2,781,711
Series 2008-C2, Class A4FL, 1.68%, 2/12/51 (b)		11,295	11,106,800
Series 2014-FL6, Class A, 1.57%, 11/15/31 (a)(b)		14,000	14,016,604
Series 2015-CSMO, Class A, 1.43%, 1/15/32 (a)(b)		35,560	35,531,552
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class A4, 5.82%, 6/15/38 (b)		2,625	2,735,155
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		5,295	5,599,695
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		11,562	12,131,942
Series 2007-C7, Class AM, 6.26%, 9/15/45 (b)		17,500	19,399,485
London & Regional Debt Securitisation PLC, Series 2, Class A, 3.56%, 10/15/15 (b)	GBP	8,013	11,915,497
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)	USD	7,063	7,397,677
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM, 5.20%, 12/12/49		3,095	3,279,954
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class AM, 5.67%, 4/12/49 (b)		2,200	2,344,335
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		3,795	4,043,265
Series 2012-C4, Class C, 5.52%, 3/15/45 (a)(b)		1,500	1,678,153
Series 2012-C4, Class D, 5.53%, 3/15/45 (a)(b)		2,000	2,205,510
Morgan Stanley Capital I, Series 07-HQ13, Class A3, 5.57%, 12/15/44		11,270	12,048,577
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		2,528	2,593,036
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.22%, 4/15/32 (a)(b)		4,500	4,473,689
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		2,534	2,533,981
Talisman Finance PLC, Series 6, Class A, 0.26%, 10/22/16 (b)	EUR	11,455	12,162,959
Titan Europe NHP Ltd., Series 2007-1X, Class A, 8.00%, 1/20/17 (b)	GBP	4,680	5,692,409
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (a)	USD	4,596	4,596,072
Wachovia Bank Commercial Mortgage Trust: Series 2005-C22, Class AM, 5.32%, 12/15/44 (b)		6,280	6,393,637

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	59

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)	USD	2,500	$2,565,052
Series 2007-C32, Class A1A, 5.71%, 6/15/49 (b)		14,755	15,842,131
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		15,555	16,725,514
Series 2007-C33, Class A1A, 5.96%, 2/15/51 (b)		7,000	7,627,503
Series 2007-C33, Class AJ, 5.94%, 2/15/51 (b)		2,150	2,267,360
Series 2007-C33, Class AM, 5.96%, 2/15/51 (b)		5,540	6,003,155
Series 2007-C34, Class A1A, 5.61%, 5/15/46 (b)		9,981	10,601,206
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class SCH1, 2.91%, 1/15/27 (a)(b)		3,500	3,471,853
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		2,216	2,215,631

			554,787,402
Interest Only Commercial Mortgage-Backed Securities — 1.0%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.33%, 3/10/47 (b)		37,172	3,019,892
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 1.90%, 8/15/45 (b)		17,903	1,729,557
Series 2013-CR11, Class XA, 1.19%, 10/10/46 (b)		59,536	4,285,842
Series 2014-CR15, Class XA, 1.35%, 2/10/47 (b)		77,079	5,216,400
Series 2015-CR22, Class XA, 1.17%, 3/10/48 (b)		61,700	4,357,690
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class XA, 1.08%, 1/15/47 (b)		48,459	3,026,577
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class XA, 1.87%, 8/15/45 (a)(b)		83,311	6,595,364
Series 2013-C13, Class XA, 1.23%, 11/15/46 (b)		57,664	4,194,615
TAURUS PLC, Series 2013-GMF1, Class DAC, 1.15%, 5/21/24	EUR	142,000	2,259,736
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, 1.75%, 5/10/63 (a)(b)	USD	56,391	4,241,218
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.86%, 5/25/36 (a)(b)		1,698	22,079
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class XA, 2.19%, 8/15/45 (a)(b)		31,910	3,176,119
Series 2012-C9, Class XA, 2.20%, 11/15/45 (a)(b)		56,554	6,133,334
Series 2014-C24, Class XA, 0.99%, 11/15/47 (b)		70,878	4,852,833

			53,111,256
Total Non-Agency Mortgage-Backed Securities — 13.8%			708,018,630

Taxable Municipal Bonds		Par (000)	Value
Iowa Finance Authority RB, 5.00%, 12/01/19	USD	7,990	$8,661,879
Ohio State Water Development Authority RB, 3.38%, 7/01/33 (b)		6,000	6,037,440
State of California GO, 3.95%, 11/01/15		2,375	2,425,469
Total Taxable Municipal Bonds — 0.3%			17,124,788

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.2%
Fannie Mae:
Series 1997-20, Class FB, 0.62%, 3/25/27 (b)		364	357,687
Series 2002-T6, Class A1, 3.31%, 2/25/32		230	234,631
Series 2011-48, Class MG, 4.00%, 6/25/26 (c)		5,687	6,054,427
Series 2011-84, Class MG, 4.00%, 9/25/26 (c)		6,860	7,397,483
Series 2014-C02, Class 1M1, 1.12%, 5/25/24 (b)		5,444	5,429,829
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		205	227,189
Series 2577, Class UC, 5.00%, 2/15/18		169	176,512
Series 3710, Class MG, 4.00%, 8/15/25 (c)		3,186	3,454,740
Series 3959, Class MA, 4.50%, 11/15/41		7,381	8,133,353
Series 3986, Class M, 4.50%, 9/15/41		7,142	7,891,860
Freddie Mac Structured Agency Credit Risk Debt Notes, 1.57%, 10/25/24 (b)		8,708	8,734,056
Ginnie Mae:
Series 2006-6, Class C, 4.94%, 2/16/44 (b)		59	58,544
Series 2013-131, Class PA, 3.50%, 6/16/42		14,504	15,222,205

			63,372,516
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae:
Series 2012-M9, Class X1, 4.03%, 12/25/17 (b)		66,001	5,593,464
Series 2013-M4, Class X1, 3.92%, 2/25/18 (b)		28,690	2,499,956
Series 2013-M5, Class X2, 2.48%, 1/25/22 (b)		31,177	3,366,734
Freddie Mac, Series K710, Class X1, 1.78%, 5/25/19 (b)		45,933	2,869,324
Ginnie Mae, Series 2012-120, Class IO, 0.95%, 2/16/53 (b)		41,165	2,910,672

			17,240,150
Mortgage-Backed Securities — 5.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30 (f)		50,970	52,304,097
3.00%, 4/01/30 (f)		112,100	117,442,791
3.50%, 4/01/30 (f)		35,620	37,790,594
3.64%, 9/01/42 (b)		19,703	20,841,457
4.00%, 4/01/30 (f)		21,255	22,463,878
5.00%, 4/01/21		4	3,868
5.50%, 6/01/20-10/01/21		1,347	1,463,346

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
6.00%, 2/01/17	USD	6	$5,729
6.50%, 4/01/21		274	292,631
7.00%, 12/01/15-11/01/17		100	102,620
7.50%, 7/01/15-8/01/16		34	34,268

			252,745,279
Total U.S. Government Sponsored Agency Securities — 6.5%			333,357,945

U.S. Treasury Obligations
U.S. Treasury Notes:
0.38%, 1/31/16-4/30/16 (g)		613,235	613,918,378
0.25%, 2/29/16-4/15/16		402,470	402,380,074
1.00%, 2/15/18 (h)		133,210	133,740,709
Total U.S. Treasury Obligations — 22.5%			1,150,039,161
Total Long-Term Investments (Cost — $5,138,774,582) — 100.1%			5,119,649,451

Short-Term Securities		Shares
Money Market Funds — 0.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(i)		27,276,663	27,276,663

Repurchase Agreements		Par (000)
Barclays Capital, Inc., 0.77% (b) Open (Purchased on 3/19/15 to be repurchased at $89,022,843, collateralized by various Commercial Mortgage-Backed and Asset-Backed Securities, 0.28% to 7.60% due from 10/25/21 to 2/15/51, aggregate original par and fair value of $514,207,213 and $102,304,335, respectively)	USD	89,000	89,000,000

Repurchase Agreements		Par (000)	Value
Merrill Lynch Pierce Fenner & Smith, Inc., 0.92% (b) Open (Purchased on 3/02/15 to be repurchased at $135,100,050, collateralized by various Commercial Mortgage-Backed and Asset-Backed Securities, 0.00% to 3.84% due from 11/28/29 to 1/28/30, aggregate original par and fair value of $166,505,893 and $155,250,000, respectively)	USD	135,000	$135,000,000
Total Repurchase Agreements (Cost — $224,000,000) — 4.4%			224,000,000
Total Short-Term Securities (Cost — $251,276,663) — 4.9%			251,276,663

Options Purchased
(Cost — $3,522,540) — 0.1%			1,855,088
Total Investments Before TBA Sale Commitments and Options Written (Cost — $5,393,573,785) — 105.1%			5,372,781,202

TBA Sale Commitments (f)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30		21,100	(21,670,358)
3.00%, 4/01/30		35,600	(37,318,811)
Total TBA Sale Commitments (Proceeds — $58,974,695) — (1.2)%			(58,989,169)

Options Written
(Premiums Received — $ 2,995,335) — (0.0)%			(1,453,988)
Total Investments Net of TBA Sale Commitments and Options Written — 103.9%			5,312,338,045
Liabilities in Excess of Other Assets — (3.9)%			(197,976,112)

Net Assets — 100.0%			$5,114,361,933

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Convertible security.

(e)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2014	Shares/Par Purchased		Shares/Par Sold	Shares/Par Held at March 31, 2015	Value at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	22,298,794	4,977,869	[1]	—	27,276,663	$27,276,663	$35,444	$4,475
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$39,806	—		—	$39,806	$38,989	$91	—

[1]	Represents net shares purchased.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	61

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

(f)	Represents or includes a TBA transaction. As of March 31, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Credit Suisse Securities (USA) LLC	$94,996,385	$715,247
Deutsche Bank Securities, Inc.	$8,311,346	$75,751
Goldman Sachs & Co.	$22,447,523	$59,471
J.P. Morgan Securities LLC	$7,493,671	$68,359
Morgan Stanley & Co. LLC	$37,763,266	$133,678

(g)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(i)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Bank of Montreal	0.06%	3/25/15	Open	$45,168,750	$45,169,277

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(2,025)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	504,579,375	$(326,097)
8,086	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	USD	1,772,097,437	4,838,636
(3,245)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	USD	390,084,494	(2,645,901)
(859)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	USD	110,730,469	(832,052)
1,012	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	251,785,600	242,960
Total						$1,277,546

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	16,603,155	GBP	8,388,000	JPMorgan Chase Bank N.A.	4/15/15	$192,788
AUD	16,440,000	USD	12,569,085	Barclays Bank PLC	4/15/15	(59,036)
AUD	16,446,000	USD	12,493,007	HSBC Bank PLC	4/15/15	21,608
CAD	16,096,877	USD	12,729,000	JPMorgan Chase Bank N.A.	4/15/15	(22,101)
EUR	22,722,300	GBP	16,138,059	Barclays Bank PLC	4/15/15	500,571
EUR	11,193,700	GBP	7,976,384	HSBC Bank PLC	4/15/15	207,613
EUR	24,198,000	GBP	17,508,850	JPMorgan Chase Bank N.A.	4/15/15	54,432
EUR	11,672,000	JPY	1,502,326,464	JPMorgan Chase Bank N.A.	4/15/15	23,724
EUR	11,986,000	NOK	106,488,718	JPMorgan Chase Bank N.A.	4/15/15	(322,419)
EUR	11,653,000	NZD	16,870,899	JPMorgan Chase Bank N.A.	4/15/15	(60,702)
EUR	11,655,000	SEK	106,356,573	BNP Paribas S.A.	4/15/15	182,177
EUR	11,325,000	USD	12,423,468	JPMorgan Chase Bank N.A.	4/15/15	(243,757)
EUR	11,666,000	USD	12,271,116	JPMorgan Chase Bank N.A.	4/15/15	275,331
EUR	11,991,000	USD	12,886,669	JPMorgan Chase Bank N.A.	4/15/15	9,306
EUR	11,637,000	ZAR	151,492,456	BNP Paribas S.A.	4/15/15	57,817
GBP	8,388,000	AUD	16,484,601	Goldman Sachs International	4/15/15	(102,574)
GBP	24,229,455	EUR	33,916,000	Bank of America N.A.	4/15/15	(537,594)
GBP	8,529,798	EUR	11,988,000	JPMorgan Chase Bank N.A.	4/15/15	(241,015)
GBP	8,715,596	EUR	12,210,000	JPMorgan Chase Bank N.A.	4/15/15	(204,187)

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,520,657,340	EUR	11,672,000	JPMorgan Chase Bank N.A.	4/15/15	$129,153
NOK	104,975,234	EUR	11,986,000	JPMorgan Chase Bank N.A.	4/15/15	134,628
NOK	98,977,000	SEK	104,521,692	BNP Paribas S.A.	4/15/15	141,638
NOK	97,606,000	SEK	104,736,641	JPMorgan Chase Bank N.A.	4/15/15	(53,439)
NZD	16,678,380	EUR	11,653,000	JPMorgan Chase Bank N.A.	4/15/15	(83,003)
SEK	107,146,000	EUR	11,655,000	UBS AG	4/15/15	(90,492)
SEK	104,978,777	NOK	98,977,000	Goldman Sachs International	4/15/15	(88,551)
SEK	105,044,553	NOK	97,606,000	State Street Bank and Trust Co.	4/15/15	89,201
USD	12,530,816	AUD	16,443,000	Barclays Bank PLC	4/15/15	18,484
USD	12,602,458	AUD	16,443,000	JPMorgan Chase Bank N.A.	4/15/15	90,126
USD	12,729,000	CAD	16,140,728	JPMorgan Chase Bank N.A.	4/15/15	(12,515)
USD	12,548,125	EUR	11,666,000	JPMorgan Chase Bank N.A.	4/15/15	1,678
USD	12,560,022	EUR	11,991,000	JPMorgan Chase Bank N.A.	4/15/15	(335,953)
USD	12,648,745	EUR	11,325,000	JPMorgan Chase Bank N.A.	4/15/15	469,034
USD	12,569,000	ZAR	155,553,547	BNP Paribas S.A.	4/15/15	(222,391)
ZAR	150,341,045	EUR	11,637,000	Deutsche Bank AG	4/15/15	(152,499)
ZAR	154,431,532	USD	12,569,000	BNP Paribas S.A.	4/15/15	130,126
AUD	2,632,000	USD	2,055,281	JPMorgan Chase Bank N.A.	4/21/15	(53,190)
AUD	1,033,000	USD	806,054	UBS AG	4/21/15	(20,279)
EUR	643,000	USD	696,184	Bank of America N.A.	4/21/15	(4,598)
EUR	14,742,000	USD	15,629,410	Bank of America N.A.	4/21/15	226,517
EUR	391,000	USD	450,464	BNP Paribas S.A.	4/21/15	(29,920)
EUR	1,247,000	USD	1,397,277	BNP Paribas S.A.	4/21/15	(56,052)
EUR	1,650,000	USD	1,850,084	BNP Paribas S.A.	4/21/15	(75,408)
EUR	414,000	USD	469,603	Goldman Sachs International	4/21/15	(24,321)
EUR	104,000	USD	114,156	Royal Bank of Scotland PLC	4/21/15	(2,297)
EUR	804,000	USD	912,654	Royal Bank of Scotland PLC	4/21/15	(47,902)
GBP	6,098,000	USD	9,370,545	Goldman Sachs International	4/21/15	(326,127)
GBP	1,018,000	USD	1,511,092	UBS AG	4/21/15	(1,217)
USD	30,878,533	AUD	38,112,000	TD Securities, Inc.	4/21/15	1,887,767
USD	123,349,906	EUR	106,889,000	Citibank N.A.	4/21/15	8,384,222
USD	38,894,922	EUR	35,284,000	Goldman Sachs International	4/21/15	944,813
USD	31,109,700	EUR	29,260,000	Royal Bank of Scotland PLC	4/21/15	(361,227)
USD	52,083,448	GBP	34,335,000	Bank of America N.A.	4/21/15	1,158,538
USD	7,952,331	EUR	6,962,000	Deutsche Bank AG	11/02/15	438,450
Total						$11,934,976

•	As of March 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.63	6/13/16	4,011	$1,479,057
Euro Dollar 90-Day	Put	USD	97.88	6/13/16	4,011	376,031
Total						$1,855,088

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.25	6/13/16	8,022	$(1,453,988)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	63

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.49%[1]	6-month EURIBOR	Chicago Mercantile	7/04/19	EUR	120,000	$1,911,925
0.45%[2]	6-month EURIBOR	Chicago Mercantile	7/04/19	EUR	120,000	(1,497,792)
Total						$414,133

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•	As of March 31, 2015, OTC Interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Depreciation
11.15%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	305,911	$(1,462,458)	$(5,314)	$(1,457,144)

[1]	Fund pays the floating rate and receives the fixed rate.

•	As of March 31, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,967	$119,412	$130,051	$(10,639)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,888	114,616	103,431	11,185
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,888	114,616	104,486	10,130
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/20	USD	1,800	233,286	218,695	14,591
Genworth Holdings, Inc.	1.00%	Goldman Sachs Bank USA	6/20/20	USD	3,360	435,467	385,599	49,868
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	880	114,050	109,088	4,962
Total						$1,131,447	$1,051,350	$80,097

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,054,646,137	$40,728,597	$1,095,374,734
Corporate Bonds	—	1,565,740,343	23,601,174	1,589,341,517
Floating Rate Loan Interests	—	19,391,061	—	19,391,061
Foreign Government Obligations	—	207,001,615	—	207,001,615
Non-Agency Mortgage-Backed Securities	—	658,330,350	49,688,280	708,018,630
Taxable Municipal Bonds	—	17,124,788	—	17,124,788
U.S. Government Sponsored Agency Securities	—	333,357,945	—	333,357,945
U.S. Treasury Obligations	—	1,150,039,161	—	1,150,039,161
Short-Term Securities	$27,276,663	—	—	27,276,663
Repurchase Agreements	—	224,000,000	—	224,000,000
Options Purchased:
Interest Rate Contracts	1,855,088	—	—	1,855,088
Liabilities:
Investments:
TBA Sale Commitments	—	(58,989,169)	—	(58,989,169)

Total	$29,131,751	$5,170,642,231	$114,018,051	$5,313,792,033

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$90,736	—	$90,736
Foreign currency exchange contracts	—	15,769,742	—	15,769,742
Interest rate contracts	$5,081,596	1,911,925	—	6,993,521
Liabilities:
Credit contracts		(10,639)	—	(10,639)
Foreign currency exchange contracts	—	(3,834,766)	—	(3,834,766)
Interest rate contracts	(5,258,038)	(2,954,936)	—	(8,212,974)

Total	$(176,442)	$10,972,062	—	$10,795,620

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,810,805	—	—	$4,810,805
Foreign currency at value	8,155,991	—	—	8,155,991
Cash pledged for financial futures contracts	2,996,000	—	—	2,996,000
Cash pledged as collateral for OTC derivatives	1,400,000	—	—	1,400,000
Cash pledged for centrally cleared swaps	20,000	—	—	20,000
Liabilities:
Reverse repurchase agreements	—	$(45,169,277)	—	(45,169,277)
Cash received as collateral for TBA commitments	—	(840,000)	—	(840,000)
Cash received as collateral for OTC derivatives	—	(600,000)	—	(600,000)

Total	$17,382,796	$(46,609,277)	—	$(29,226,481)

During the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	65

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of September 30, 2014	$15,949,384	$23,748,130	$8,088,077	$47,785,591
Transfers into Level 3	18,801,667	—	—	18,801,667
Transfers out of Level 3	(1,138,497)	—	(49,449)	(1,187,946)
Accrued discounts/premiums	14,236	—	1,025	15,261
Net realized gain (loss)	2,859	—	11,985	14,844
Net change in unrealized appreciation/depreciation[1,2]	(1,997,109)	(146,956)	(1,175,270)	(3,319,335)
Purchases	17,972,500	—	44,932,643	62,905,143
Sales	(8,876,443)	—	(2,120,731)	(10,997,174)

Closing Balance, as of March 31, 2015	$40,728,597	$23,601,174	$49,688,280	$114,018,051

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[2]	$(1,997,109)	$(146,956)	$(1,175,050)	$(3,319,115)

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2015

Statements of Assets and Liabilities

March 31, 2015 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Assets
Investments at value — unaffiliated[2]	$3,908,939,930	$16,877,615,185	$5,345,465,550
Investments at value — affiliated[3]	—	504,782,937	27,315,652
Cash	22,531,525	4,703,762	4,810,805
Cash pledged as collateral for OTC derivatives	1,210,000	430,000	1,400,000
Cash pledged as collateral for TBA commitments	20,000	—	—
Cash pledged for financial futures contracts	2,895,000	35,630,000	2,996,000
Cash pledged for centrally cleared swaps	621,000	25,290,000	20,000
Foreign currency at value[4]	6,134,496	1,619,235	8,155,991
Variation margin receivable on centrally cleared swaps	—	351,118	157,843
Variation margin receivable on financial futures contracts	395,811	4,454,904	1,173,301
Investments sold receivable	76,718,300	198,753,087	1,018,110
TBA sale commitments receivable	724,231,874	—	58,974,695
Swap premiums paid	241,830	2,194,685	1,051,350
Interest rate floors premiums paid	1,584,391	—	—
Swaps receivable	8,635	—	—
Unrealized appreciation on forward foreign currency exchange contracts	4,974,199	80,358,996	15,769,742
Unrealized appreciation on OTC swaps	1,106,004	10,046,585	90,736
Capital shares sold receivable	4,750,065	70,156,846	12,450,079
Interest receivable	10,937,785	238,200,532	24,515,092
Receivable from Manager	281,653	6,547	199,833
Unrealized appreciation on interest rate floors	272,275	—	—
Dividends receivable — affiliated	3,368	30,544	1,986
Prepaid expenses	122,876	546,668	161,596
Other assets	—	700,195	—

Total assets	4,767,981,017	18,055,871,826	5,505,728,361

Liabilities
Options written at value[5]	5,956,839	—	1,453,988
TBA sale commitments at value[6]	727,545,422	—	58,989,169
Reverse repurchase agreements	177,844,770	5,208,000	45,169,277
Cash received as collateral for OTC derivatives	—	13,200,000	600,000
Cash received as collateral for TBA commitments	877,000	—	840,000
Variation margin payable on centrally cleared swaps	2,790,933	—	—
Variation margin payable on financial futures contracts	530,853	—	759,824
Investments purchased payable	848,832,131	443,607,319	259,768,963
Swap premiums received	1,682,004	850,482	5,314
Interest rate floors premiums received	432,107	—	—
Unrealized depreciation on forward foreign currency exchange contracts	289,947	1,703,200	3,834,766
Unrealized depreciation on OTC swaps	2,214,513	344,079	1,467,783
Unrealized depreciation on interest rate floors	702,407	—	—
Income dividends payable	1,408,822	18,202,632	1,289,222
Capital shares redeemed payable	3,099,534	60,383,684	12,343,648
Service and distribution fees payable	218,153	1,448,410	498,664
Investment advisory fees payable	799,660	6,363,655	1,424,772
Other affiliates payable	212,858	993,794	199,522
Officer’s and Trustees’ fees payable	10,352	43,875	11,787
Other accrued expenses payable	1,135,495	6,564,023	2,709,729
Commitments	—	— [7]	—

Total liabilities	1,776,583,800	558,913,153	391,366,428

Net Assets	$2,991,397,217	$17,496,958,673	$5,114,361,933

Net Assets Consist of
Paid-in capital	$3,008,276,066	$17,662,125,274	$5,209,421,852
Distributions in excess of net investment income	(11,036,817)	(96,255,212)	(11,626,326)
Accumulated net realized loss	(46,636,639)	(62,196,811)	(76,175,022)
Net unrealized appreciation/depreciation	40,794,607	(6,714,578)	(7,258,571)

Net Assets	$2,991,397,217	$17,496,958,673	$5,114,361,933

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$3,865,824,727	$16,963,498,433	$5,366,257,522
[3] Investments at cost — affiliated	—	$507,290,385	$27,316,263
[4] Foreign currency at cost	$6,211,039	$1,620,191	$8,154,105
[5] Premiums received	$5,412,298	—	$2,995,335
[6] Proceeds from TBA sale commitments	$724,231,874	—	$58,974,695
[7] See Note 3 of the Notes to Financial Statements for details of commitments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	67

Statements of Assets and Liabilities (continued)

March 31, 2015 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
BlackRock
Net assets	$680,384,973	$2,282,174,674	$903,922,501

Shares outstanding[8]	68,865,329	287,078,361	93,010,865

Net asset value	$9.88	$7.95	$9.72

Institutional
Net assets	$1,645,437,492	$10,717,220,316	$2,991,924,983

Shares outstanding[8]	167,015,753	1,348,896,325	307,594,365

Net asset value	$9.85	$7.95	$9.73

Service
Net assets	$80,918,020	$377,252,120	$55,751,485

Shares outstanding[8]	8,210,136	47,466,876	5,734,504

Net asset value	$9.86	$7.95	$9.72

Investor A
Net assets	$462,193,096	$3,313,103,232	$765,861,543

Shares outstanding[8]	46,846,152	417,046,308	78,768,246

Net asset value	$9.87	$7.94	$9.72

Investor A1
Net assets	—	—	$16,110,220

Shares outstanding[8]	—	—	1,655,525

Net asset value	—	—	$9.73

Investor B
Net assets	$1,468,550	$1,858,779	$1,052,862

Shares outstanding[8]	149,070	233,877	108,271

Net asset value	$9.85	$7.95	$9.72

Investor B1
Net assets	—	$3,289,197	—

Shares outstanding[8]	—	414,054	—

Net asset value	—	$7.94	—

[8]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2015

Statements of Assets and Liabilities (concluded)

March 31, 2015 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net asset value
Investor B3
Net assets	—	—	$676,780

Shares outstanding[8]	—	—	69,583

Net asset value	—	—	$9.73

Investor C
Net assets	$118,113,623	$643,404,522	$343,532,157

Shares outstanding[8]	12,022,569	80,896,085	35,347,675

Net asset value	$9.82	$7.95	$9.72

Investor C1
Net assets	—	$72,060,154	—

Shares outstanding[8]	—	9,055,961	—

Net asset value	—	$7.96	—

Investor C2
Net assets	—	—	$7,476,776

Shares outstanding[8]	—	—	769,083

Net asset value	—	—	$9.72

Investor C3
Net assets	—	—	$24,018,985

Shares outstanding[8]	—	—	2,471,329

Net asset value	—	—	$9.72

Class R
Net assets	$2,881,463	$86,595,679	$4,033,641

Shares outstanding[8]	291,921	10,901,903	414,921

Net asset value	$9.87	$7.94	$9.72

[8]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	69

Statements of Operations

Six Months Ended March 31, 2015 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$36,089,129	$410,409,041	$50,645,363
Interest — affiliated	—	—	91
Dividends — unaffiliated	114,860	9,221,201	—
Dividends — affiliated	7,425	6,105,747	35,444
Foreign taxes withheld	—	(8,767)	—

Total income	36,211,414	425,727,222	50,680,898

Expenses
Investment advisory	5,493,809	31,441,788	8,826,345
Service and distribution — class specific	1,351,734	8,002,464	3,102,142
Transfer agent — class specific	1,578,999	7,365,124	2,300,326
Administration	722,773	3,360,842	1,152,394
Administration — class specific	288,800	1,150,933	435,782
Custodian	161,779	286,593	99,677
Accounting services	114,340	419,964	181,160
Registration	77,237	392,331	153,703
Printing	40,236	190,592	56,632
Professional	64,416	188,799	66,819
Officer and Trustees	25,853	99,337	34,277
Miscellaneous	100,742	435,463	120,122
Recoupment of past waived fees — class specific	13,213	335,476	27,456

Total expenses excluding interest expense and income tax	10,033,931	53,669,706	16,556,835
Interest expense[2]	69,015	—	29,253
Income tax	—	384,912	—

Total expenses	10,102,946	54,054,618	16,586,088
Less fees waived by Manager	(824,024)	(217,076)	(904,195)
Less administration fees waived — class specific	(271,207)	(82,421)	(418,124)
Less transfer agent fees waived — class specific	(8,082)	(24,343)	(9,263)
Less transfer agent fees reimbursed — class specific	(603,638)	(122,908)	(635,066)

Total expenses after fees waived and reimbursed	8,395,995	53,607,870	14,619,440

Net investment income	27,815,419	372,119,352	36,061,458

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	41,920,134	(119,348,604)[3]	(1,423,916)
Investments — affiliated	—	(5,659,190)	4,475
Options written	112,959	1,582,947	—
Financial futures contracts	(110,865)	(41,800,580)	(15,243,569)
Swaps	(2,716,928)	11,121,591	(5,082,600)
Foreign currency transactions	17,694,932	204,248,440	35,208,434

	56,900,232	50,144,604	13,462,824

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	22,711,949	(206,108,785)	(12,736,972)
Investments — affiliated	—	1,670,684	224
Options written	(447,868)	—	1,541,347
Financial futures contracts	(547,882)	(10,764,831)	652,883
Swaps	(1,250,991)	12,502,037	(448,273)
Foreign currency translations	(1,150,054)	(16,414,089)	(3,869,449)
Interest rate floors	(430,132)	—	—
Unfunded floating loan interests	—	2,389	—

	18,885,022	(219,112,595)	(14,860,240)

Total realized and unrealized gain (loss)	75,785,254	(168,967,991)	(1,397,416)

Net Increase in Net Assets Resulting from Operations	$103,600,673	$203,151,361	$34,664,042

[1]	Consolidated Statement of Operations.

[2]	See Note 3 of the Notes to Financial Statements for details of short-term borrowings.

[3]	Includes a payment by an affiliate of $2,049 to compensate for investments made in violation of investment guidelines.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2015

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
Decrease in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$27,815,419	$66,841,769
Net realized gain	56,900,232	38,128,786
Net change in unrealized appreciation/depreciation	18,885,022	11,944,715

Net increase in net assets resulting from operations	103,600,673	116,915,270

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(8,472,267)	(19,294,107)
Institutional	(19,791,661)	(31,842,990)
Service	(1,381,285)	(5,472,906)
Investor A	(5,173,770)	(13,753,359)
Investor B	(11,730)	(41,557)
Investor C	(856,161)	(2,582,190)
Class R	(26,118)	(57,439)

Decrease in net assets resulting from distributions to shareholders	(35,712,992)	(73,044,548)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	106,613,388	(50,529,000)

Net Assets
Total increase (decrease) in net assets	174,501,069	(6,658,278)
Beginning of period	2,816,896,148	2,823,554,426

End of period	$2,991,397,217	$2,816,896,148

Distributions in excess of net investment income, end of period	$(11,036,817)	$(3,139,244)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	71

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$372,119,352	$733,899,239	$36,061,458	$70,025,366
Net realized gain (loss)	50,144,604	258,982,734	13,462,824	(19,949,242)
Net change in unrealized appreciation/depreciation	(219,112,595)	(22,123,572)	(14,860,240)	24,070,765

Net increase in net assets resulting from operations	203,151,361	970,758,401	34,664,042	74,146,889

Distributions to Shareholders From[2]
Net investment income:
BlackRock	(48,970,216)	(57,963,180)	(7,203,077)	(8,568,189)
Institutional	(271,603,268)	(400,706,084)	(27,059,254)	(20,204,099)
Service	(9,883,038)	(20,489,897)	(642,983)	(4,170,129)
Investor A	(85,532,597)	(218,107,551)	(7,209,678)	(29,593,624)
Investor A1	—	—	(155,304)	(390,493)
Investor B	(51,465)	(152,199)	(5,543)	(21,505)
Investor B1	(101,058)	(332,559)	—	—
Investor B3	—	—	(3,357)	(23,462)
Investor C	(15,040,604)	(26,311,147)	(1,467,420)	(3,440,270)
Investor C1	(1,867,735)	(3,971,623)	—	—
Investor C2	—	—	(55,666)	(147,738)
Investor C3	—	—	(112,552)	(305,302)
Class R	(2,033,471)	(2,971,143)	(26,780)	(68,283)
Net realized gain:
BlackRock	(22,217,122)	(14,085,244)	—	—
Institutional	(137,461,046)	(98,651,968)	—	—
Service	(5,143,584)	(5,979,306)	—	—
Investor A	(44,376,974)	(62,354,377)	—	—
Investor B	(33,835)	(56,023)	—	—
Investor B1	(60,653)	(117,684)	—	—
Investor C	(9,405,484)	(8,102,802)	—	—
Investor C1	(1,141,649)	(1,264,888)	—	—
Class R	(1,171,560)	(771,720)	—	—

Decrease in net assets resulting from distributions to shareholders	(656,095,359)	(922,389,395)	(43,941,614)	(66,933,094)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,448,422,620	1,604,338,917	1,351,991,481	473,588,334

Net Assets
Total increase in net assets	3,995,478,622	1,652,707,923	1,342,713,909	480,802,129
Beginning of period	13,501,480,051	11,848,772,128	3,771,648,024	3,290,845,895

End of period	$17,496,958,673	$13,501,480,051	$5,114,361,933	$3,771,648,024

Distributions in excess of net investment income, end of period	$(96,255,212)	$(33,291,112)	$(11,626,326)	$(3,746,170)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock Core Bond Portfolio

	BlackRock
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.65	$9.47	$9.81	$9.45	$9.61	$9.08

Net investment income[1]	0.10	0.28	0.25	0.30	0.38	0.42
Net realized and unrealized gain (loss)	0.26	0.20	(0.29)	0.39	(0.13)	0.57

Net increase (decrease) from investment operations	0.36	0.48	(0.04)	0.69	0.25	0.99

Distributions from:[2]
Net investment income	(0.13)	(0.30)	(0.26)	(0.33)	(0.41)	(0.46)
Return of capital	—	—	(0.04)	—	—	—

Total distributions	(0.13)	(0.30)	(0.30)	(0.33)	(0.41)	(0.46)

Net asset value, end of period	$9.88	$9.65	$9.47	$9.81	$9.45	$9.61

Total Return[3]
Based on net asset value	3.71%[4]	5.16%	(0.45)%	7.47%	2.69%	11.25%

Ratios to Average Net Assets
Total expenses	0.49%[5,6]	0.60%	0.61%	0.60%	0.63%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly	0.41%[6]	0.46%	0.48%	0.47%	0.47%	0.64%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%[6]	0.45%	0.45%	0.45%	0.45%	0.46%

Net investment income	2.04%[6]	2.91%	2.54%	3.15%	4.04%	4.55%

Supplemental Data
Net assets, end of period (000)	$680,385	$633,007	$597,618	$643,885	$830,056	$1,077,976

Portfolio turnover rate[7]	433%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	298%	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%	789%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	73

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.63	$9.45	$9.78	$9.42	$9.58	$9.06

Net investment income[1]	0.10	0.27	0.24	0.29	0.36	0.41
Net realized and unrealized gain (loss)	0.24	0.20	(0.28)	0.39	(0.12)	0.56

Net increase (decrease) from investment operations	0.34	0.47	(0.04)	0.68	0.24	0.97

Distributions from:[2]
Net investment income	(0.12)	(0.29)	(0.25)	(0.32)	(0.40)	(0.45)
Return of capital	—	—	(0.04)	—	—	—

Total distributions	(0.12)	(0.29)	(0.29)	(0.32)	(0.40)	(0.45)

Net asset value, end of period	$9.85	$9.63	$9.45	$9.78	$9.42	$9.58

Total Return[3]
Based on net asset value	3.57%[4]	5.05%	(0.47)%	7.36%	2.55%	11.03%

Ratios to Average Net Assets
Total expenses	0.60%[5,6]	0.75%[5]	0.75%[5]	0.73%[5]	0.78%	0.97%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.47%[6]	0.57%	0.59%	0.58%	0.60%	0.77%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.46%[6]	0.56%	0.56%	0.56%	0.58%	0.58%

Net investment income	1.98%[6]	2.78%	2.44%	3.03%	3.87%	4.44%

Supplemental Data
Net assets, end of period (000)	$1,645,437	$1,361,482	$1,307,731	$1,457,783	$1,488,219	$790,768

Portfolio turnover rate[7]	433%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2014 and September 30, 2010, the ratio would have been 0.74% and 0.96%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015, the years ended September 30, 2013 and September 30, 2012.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	298%	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%	789%

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.63	$9.45	$9.79	$9.43	$9.59	$9.06

Net investment income[1]	0.09	0.24	0.21	0.26	0.32	0.38
Net realized and unrealized gain (loss)	0.25	0.21	(0.29)	0.39	(0.11)	0.57

Net increase (decrease) from investment operations	0.34	0.45	(0.08)	0.65	0.21	0.95

Distributions from:[2]
Net investment income	(0.11)	(0.27)	(0.22)	(0.29)	(0.37)	(0.42)
Return of capital	—	—	(0.04)	—	—	—

Total distributions	(0.11)	(0.27)	(0.26)	(0.29)	(0.37)	(0.42)

Net asset value, end of period	$9.86	$9.63	$9.45	$9.79	$9.43	$9.59

Total Return[3]
Based on net asset value	3.51%[4]	4.78%	(0.86)%	7.01%	2.25%	10.81%

Ratios to Average Net Assets
Total expenses	0.94%[5]	0.95%	1.02%[6]	1.05%	1.03%[6]	1.20%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.81%[5]	0.83%	0.92%	0.91%	0.90%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%[5]	0.82%	0.88%	0.89%	0.88%	0.88%

Net investment income	1.79%[5]	2.54%	2.13%	2.71%	3.50%	4.13%

Supplemental Data
Net assets, end of period (000)	$80,918	$191,106	$199,772	$238,247	$278,072	$37,639

Portfolio turnover rate[7]	433%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 1.01%, 0.98% and 1.02%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2010.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	298%	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%	789%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	75

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.46	$9.80	$9.44	$9.60	$9.07

Net investment income[1]	0.08	0.24	0.20	0.26	0.34	0.38
Net realized and unrealized gain (loss)	0.26	0.20	(0.28)	0.39	(0.13)	0.57

Net increase (decrease) from investment operations	0.34	0.44	(0.08)	0.65	0.21	0.95

Distributions from:[2]
Net investment income	(0.11)	(0.26)	(0.22)	(0.29)	(0.37)	(0.42)
Return of capital	—	—	(0.04)	—	—	—

Total distributions	(0.11)	(0.26)	(0.26)	(0.29)	(0.37)	(0.42)

Net asset value, end of period	$9.87	$9.64	$9.46	$9.80	$9.44	$9.60

Total Return[3]
Based on net asset value	3.50%[4]	4.72%	(0.89)%	7.01%	2.27%	10.81%

Ratios to Average Net Assets
Total expenses	0.92%[5,6]	1.02%[6]	1.03%[6]	1.02%[6]	1.01%	1.19%

Total expenses after fees waived, reimbursed and paid indirectly	0.81%[5]	0.90%	0.92%	0.90%	0.88%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%[5]	0.89%	0.89%	0.89%	0.86%	0.87%

Net investment income	1.66%[5]	2.47%	2.11%	2.69%	3.58%	4.13%

Supplemental Data
Net assets, end of period (000)	$462,193	$507,915	$566,334	$638,402	$551,875	$280,857

Portfolio turnover rate[7]	433%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2015 and the year ended September 30, 2014, the ratio would have been 0.91% and 1.01%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	298%	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%	789%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.63	$9.45	$9.79	$9.43	$9.59	$9.06

Net investment income[1]	0.05	0.16	0.13	0.19	0.26	0.31
Net realized and unrealized gain (loss)	0.24	0.21	(0.29)	0.39	(0.13)	0.57

Net increase (decrease) from investment operations	0.29	0.37	(0.16)	0.58	0.13	0.88

Distributions from:[2]
Net investment income	(0.07)	(0.19)	(0.14)	(0.22)	(0.29)	(0.35)
Return of capital	—	—	(0.04)	—	—	—

Total distributions	(0.07)	(0.19)	(0.18)	(0.22)	(0.29)	(0.35)

Net asset value, end of period	$9.85	$9.63	$9.45	$9.79	$9.43	$9.59

Total Return[3]
Based on net asset value	3.01%[4]	3.90%	(1.69)%	6.20%	1.40%	9.94%

Ratios to Average Net Assets
Total expenses	1.77%[5]	1.90%[6]	1.89%[6]	1.81%[6]	1.86%[6]	2.04%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.57%[5]	1.74%	1.76%	1.68%	1.73%	1.89%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.57%[5]	1.73%	1.73%	1.66%	1.71%	1.71%

Net investment income	0.93%[5]	1.65%	1.35%	1.95%	2.79%	3.32%

Supplemental Data
Net assets, end of period (000)	$1,469	$1,722	$2,811	$5,894	$8,680	$10,118

Portfolio turnover rate[7]	433%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013, September 30, 2011 and September 30, 2010, the ratio would have been 1.84%, 1.86%, 1.84% and 2.02%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	298%	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%	789%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	77

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.60	$9.42	$9.76	$9.40	$9.56	$9.03

Net investment income[1]	0.04	0.17	0.13	0.19	0.27	0.31
Net realized and unrealized gain (loss)	0.25	0.20	(0.29)	0.39	(0.13)	0.58

Net increase (decrease) from investment operations	0.29	0.37	(0.16)	0.58	0.14	0.89

Distributions from:[2]
Net investment income	(0.07)	(0.19)	(0.14)	(0.22)	(0.30)	(0.36)
Return of capital	—	—	(0.04)	—	—	—

Total distributions	(0.07)	(0.19)	(0.18)	(0.22)	(0.30)	(0.36)

Net asset value, end of period	$9.82	$9.60	$9.42	$9.76	$9.40	$9.56

Total Return[3]
Based on net asset value	3.03%[4]	3.96%	(1.63)%	6.26%	1.50%	10.04%

Ratios to Average Net Assets
Total expenses	1.64%[5,6]	1.74%[5]	1.76%	1.74%[5]	1.77%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.56%[6]	1.63%	1.66%	1.63%	1.64%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.55%[6]	1.62%	1.62%	1.61%	1.62%	1.62%

Net investment income	0.91%[6]	1.75%	1.40%	1.97%	2.85%	3.40%

Supplemental Data
Net assets, end of period (000)	$118,114	$119,113	$147,042	$206,568	$186,495	$133,691

Portfolio turnover rate[7]	433%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	298%	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%	789%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.46	$9.81	$9.44	$9.60	$9.07

Net investment income[1]	0.07	0.21	0.18	0.23	0.31	0.35
Net realized and unrealized gain (loss)	0.25	0.20	(0.30)	0.40	(0.13)	0.58

Net increase (decrease) from investment operations	0.32	0.41	(0.12)	0.63	0.18	0.93

Distributions from:[2]
Net investment income	(0.09)	(0.23)	(0.19)	(0.26)	(0.34)	(0.40)
Return of capital	—	—	(0.04)	—	—	—

Total distributions	(0.09)	(0.23)	(0.23)	(0.26)	(0.34)	(0.40)

Net asset value, end of period	$9.87	$9.64	$9.46	$9.81	$9.44	$9.60

Total Return[3]
Based on net asset value	3.38%[4]	4.42%	(1.24)%	6.82%	1.95%	10.48%

Ratios to Average Net Assets
Total expenses	1.18%[5]	1.32%[6]	1.38%[6]	1.34%[6]	1.38%[6]	1.54%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.06%[5]	1.18%	1.18%	1.19%	1.19%	1.36%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.06%[5]	1.17%	1.15%	1.17%	1.17%	1.18%

Net investment income	1.38%[5]	2.20%	1.82%	2.40%	3.29%	3.81%

Supplemental Data
Net assets, end of period (000)	$2,881	$2,550	$2,246	$960	$441	$395

Portfolio turnover rate[7]	433%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2010, the ratio would have been 1.31%, 1.36% and 1.51%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2011.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	298%	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%	789%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	79

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.16	$7.94	$7.14	$7.48	$6.68

Net investment income[2]	0.20	0.47	0.50	0.50	0.52	0.61
Net realized and unrealized gain (loss)	(0.09)	0.16	0.26	0.80	(0.32)[3]	0.79 [3]

Net increase from investment operations	0.11	0.63	0.76	1.30	0.20	1.40

Distributions from:[4]
Net investment income	(0.24)	(0.47)	(0.52)	(0.50)	(0.54)	(0.60)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.36)	(0.59)	(0.54)	(0.50)	(0.54)	(0.60)

Net asset value, end of period	$7.95	$8.20	$8.16	$7.94	$7.14	$7.48

Total Return[5]
Based on net asset value	1.40%[6]	7.82%	9.84%	18.99%	2.29%[7]	21.72%[7]

Ratios to Average Net Assets
Total expenses	0.52%[8,9]	0.56%[10]	0.56%[10]	0.60%[10,11]	0.59%[10]	0.61%

Total expenses after fees waived, reimbursed and paid indirectly	0.51%[8,9]	0.55%	0.56%	0.58%[11]	0.58%	0.58%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.51%[8,9]	0.53%	0.54%	0.56%	0.58%	0.58%

Net investment income	5.05%[8,9]	5.59%	6.13%	6.48%[11]	6.69%	8.53%

Supplemental Data
Net assets, end of period (000)	$2,282,175	$1,352,840	$934,195	$897,435	$694,075	$725,724

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2012 and September 30, 2011, the ratio would have been 0.58% and 0.58%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Institutional
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.15	$7.94	$7.14	$7.47	$6.68

Net investment income[2]	0.20	0.46	0.49	0.49	0.50	0.60
Net realized and unrealized gain (loss)	(0.10)	0.17	0.26	0.80	(0.30)[3]	0.78 [3]

Net increase from investment operations	0.10	0.63	0.75	1.29	0.20	1.38

Distributions from:[4]
Net investment income	(0.23)	(0.46)	(0.52)	(0.49)	(0.53)	(0.59)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.35)	(0.58)	(0.54)	(0.49)	(0.53)	(0.59)

Net asset value, end of period	$7.95	$8.20	$8.15	$7.94	$7.14	$7.47

Total Return[5]
Based on net asset value	1.37%[6]	7.88%	9.64%	18.92%	2.35%[7]	21.43%[7]

Ratios to Average Net Assets
Total expenses	0.58%[8,9]	0.62%[10]	0.64%	0.65%[10,11]	0.66%[10]	0.71%

Total expenses after fees waived, reimbursed and paid indirectly	0.58%[8,9]	0.62%	0.63%	0.65%[11]	0.65%	0.67%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.57%[8,9]	0.59%	0.60%	0.63%	0.65%	0.67%

Net investment income	4.99%[8,9]	5.51%	6.05%	6.40%[11]	6.53%	8.38%

Supplemental Data
Net assets, end of period (000)	$10,717,220	$7,898,330	$5,923,843	$3,989,753	$2,017,038	$738,474

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	81

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.16	$7.94	$7.14	$7.48	$6.68

Net investment income[2]	0.19	0.43	0.47	0.47	0.48	0.58
Net realized and unrealized gain (loss)	(0.10)	0.16	0.26	0.80	(0.32)[3]	0.79 [3]

Net increase from investment operations	0.09	0.59	0.73	1.27	0.16	1.37

Distributions from:[4]
Net investment income	(0.22)	(0.43)	(0.49)	(0.47)	(0.50)	(0.57)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.34)	(0.55)	(0.51)	(0.47)	(0.50)	(0.57)

Net asset value, end of period	$7.95	$8.20	$8.16	$7.94	$7.14	$7.48

Total Return[5]
Based on net asset value	1.21%[6]	7.41%	9.42%	18.52%	1.85%[7]	21.21%[7]

Ratios to Average Net Assets
Total expenses	0.90%[8,9]	0.94%[10]	0.95%[10]	0.98%[10,11]	1.06%[10]	1.02%[10]

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[8,9]	0.94%	0.94%	0.98%[11]	1.01%	1.00%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.89%[8,9]	0.91%	0.92%	0.96%	1.01%	1.00%

Net investment income	4.67%[8,9]	5.20%	5.73%	6.08%[11]	6.22%	8.10%

Supplemental Data
Net assets, end of period (000)	$377,252	$346,355	$372,559	$304,707	$195,688	$173,027

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 0.93%, 0.95% and 1.03%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2010.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.15	$7.94	$7.14	$7.47	$6.68

Net investment income[2]	0.19	0.43	0.47	0.47	0.48	0.58
Net realized and unrealized gain (loss)	(0.11)	0.17	0.25	0.80	(0.30)[3]	0.78 [3]

Net increase from investment operations	0.08	0.60	0.72	1.27	0.18	1.36

Distributions from:[4]
Net investment income	(0.22)	(0.43)	(0.49)	(0.47)	(0.51)	(0.57)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.34)	(0.55)	(0.51)	(0.47)	(0.51)	(0.57)

Net asset value, end of period	$7.94	$8.20	$8.15	$7.94	$7.14	$7.47

Total Return[5]
Based on net asset value	1.08%[6]	7.53%	9.29%	18.56%	2.02%[7]	20.99%[7]

Ratios to Average Net Assets
Total expenses	0.94%[8,9,10]	0.97%[10]	0.98%[10]	1.02%[11]	1.06%[10]	1.05%

Total expenses after fees waived, reimbursed and paid indirectly	0.93%[8,9]	0.95%	0.95%	0.94%[11]	0.98%	1.04%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.92%[8,9]	0.92%	0.92%	0.92%	0.98%	1.04%

Net investment income	4.67%[8,9]	5.21%	5.74%	6.10%[11]	6.20%	8.05%

Supplemental Data
Net assets, end of period (000)	$3,313,103	$3,120,217	$3,933,778	$3,437,217	$1,886,322	$848,953

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2015 and the year ended September 30, 2011, the ratio would have been 0.92% and 1.04%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	83

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.16	$7.94	$7.14	$7.47	$6.68

Net investment income[2]	0.15	0.36	0.40	0.40	0.43	0.53
Net realized and unrealized gain (loss)	(0.10)	0.16	0.26	0.81	(0.31)[3]	0.77 [3]

Net increase from investment operations	0.05	0.52	0.66	1.21	0.12	1.30

Distributions from:[4]
Net investment income	(0.18)	(0.36)	(0.42)	(0.41)	(0.45)	(0.51)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.30)	(0.48)	(0.44)	(0.41)	(0.45)	(0.51)

Net asset value, end of period	$7.95	$8.20	$8.16	$7.94	$7.14	$7.47

Total Return[5]
Based on net asset value	0.74%[6]	6.51%	8.51%	17.58%	1.26%[7]	20.11%[7]

Ratios to Average Net Assets
Total expenses	1.85%[8,9]	1.80%	1.79%	1.78%[10]	1.75%[11]	1.79%[11]

Total expenses after fees waived, reimbursed and paid indirectly	1.85%[8,9]	1.80%	1.79%	1.78%[10]	1.75%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.84%[8,9]	1.77%	1.76%	1.76%	1.75%	1.78%

Net investment income	3.76%[8,9]	4.38%	4.90%	5.31%[10]	5.56%	7.47%

Supplemental Data
Net assets, end of period (000)	$1,859	$2,489	$4,597	$7,472	$9,577	$15,540

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]	Restated to include income taxes for the consolidated entity.

[11]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.73%. There was no financial impact to the expense ratio for the year ended September 30, 2010.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B1
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.15	$7.94	$7.14	$7.47	$6.68

Net investment income[2]	0.17	0.39	0.42	0.43	0.45	0.55
Net realized and unrealized gain (loss)	(0.11)	0.17	0.26	0.80	(0.31)[3]	0.78 [3]

Net increase from investment operations	0.06	0.56	0.68	1.23	0.14	1.33

Distributions from:[4]
Net investment income	(0.20)	(0.39)	(0.45)	(0.43)	(0.47)	(0.54)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.32)	(0.51)	(0.47)	(0.43)	(0.47)	(0.54)

Net asset value, end of period	$7.94	$8.20	$8.15	$7.94	$7.14	$7.47

Total Return[5]
Based on net asset value	0.80%[6]	6.97%	8.74%	17.94%	1.55%[7]	20.50%[7]

Ratios to Average Net Assets
Total expenses	1.81%[8,9]	1.64%[10]	1.58%[10]	1.58%[10,11]	1.48%	1.46%

Total expenses after fees waived, reimbursed and paid indirectly	1.47%[8,9]	1.49%	1.49%	1.48%[11]	1.44%	1.46%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.46%[8,9]	1.46%	1.46%	1.46%	1.44%	1.46%

Net investment income	4.13%[8,9]	4.67%	5.20%	5.61%[11]	5.88%	7.73%

Supplemental Data
Net assets, end of period (000)	$3,289	$4,796	$9,009	$20,236	$32,194	$15,694

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2014 and September 30, 2013, the ratio would have been 1.63% and 1.56%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	85

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.21	$8.16	$7.95	$7.14	$7.48	$6.68

Net investment income[2]	0.16	0.37	0.40	0.41	0.43	0.52
Net realized and unrealized gain (loss)	(0.11)	0.17	0.26	0.81	(0.32)[3]	0.80 [3]

Net increase from investment operations	0.05	0.54	0.66	1.22	0.11	1.32

Distributions from:[4]
Net investment income	(0.19)	(0.37)	(0.43)	(0.41)	(0.45)	(0.52)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.31)	(0.49)	(0.45)	(0.41)	(0.45)	(0.52)

Net asset value, end of period	$7.95	$8.21	$8.16	$7.95	$7.14	$7.48

Total Return[5]
Based on net asset value	0.70%[6]	6.73%	8.45%	17.77%	1.17%[7]	20.32%[7]

Ratios to Average Net Assets
Total expenses	1.67%[8,9,10]	1.70%[10]	1.72%[10]	1.75%[10,11]	1.71%[10]	1.72%[10]

Total expenses after fees waived, reimbursed and paid indirectly	1.67%[8,9]	1.70%	1.72%	1.74%[11]	1.69%	1.72%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.66%[8,9]	1.67%	1.69%	1.72%	1.69%	1.72%

Net investment income	3.92%[8,9]	4.44%	4.97%	5.31%[11]	5.54%	7.31%

Supplemental Data
Net assets, end of period (000)	$643,405	$624,573	$535,426	$498,541	$313,266	$144,224

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2011, the ratio would have been 1.71% and 1.70%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015, the years ended September 30, 2014, September 30, 2012 and September 30, 2010.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C1
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.21	$8.17	$7.95	$7.15	$7.48	$6.69

Net investment income[2]	0.16	0.39	0.42	0.42	0.44	0.54
Net realized and unrealized gain (loss)	(0.09)	0.16	0.27	0.80	(0.31)[3]	0.78 [3]

Net increase from investment operations	0.07	0.55	0.69	1.22	0.13	1.32

Distributions from:[4]
Net investment income	(0.20)	(0.39)	(0.45)	(0.42)	(0.46)	(0.53)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.32)	(0.51)	(0.47)	(0.42)	(0.46)	(0.53)

Net asset value, end of period	$7.96	$8.21	$8.17	$7.95	$7.15	$7.48

Total Return[5]
Based on net asset value	0.91%[6]	6.78%	8.79%	17.83%	1.49%[7]	20.34%[7]

Ratios to Average Net Assets
Total expenses	1.51%[8,9]	1.52%	1.55%[10]	1.59%[10,11]	1.60%	1.56%

Total expenses after fees waived, reimbursed and paid indirectly	1.51%[8,9]	1.52%	1.55%	1.56%[11]	1.52%	1.56%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.50%[8,9]	1.50%	1.52%	1.54%	1.52%	1.55%

Net investment income	4.09%[8,9]	4.63%	5.15%	5.53%[11]	5.77%	7.55%

Supplemental Data
Net assets, end of period (000)	$72,060	$79,613	$88,458	$100,404	$104,579	$26,266

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.52% and 1.57%, respectively.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	87

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Class R
	Six Months Ended March 31, 2015[1] (Unaudited)	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.15	$7.94	$7.13	$7.47	$6.67

Net investment income[2]	0.17	0.41	0.44	0.44	0.46	0.56
Net realized and unrealized gain (loss)	(0.10)	0.17	0.25	0.81	(0.32)[3]	0.79 [3]

Net increase from investment operations	0.07	0.58	0.69	1.25	0.14	1.35

Distributions from:[4]
Net investment income	(0.21)	(0.41)	(0.46)	(0.44)	(0.48)	(0.55)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—	—

Total distributions	(0.33)	(0.53)	(0.48)	(0.44)	(0.48)	(0.55)

Net asset value, end of period	$7.94	$8.20	$8.15	$7.94	$7.13	$7.47

Total Return[5]
Based on net asset value	0.92%[6]	7.19%	8.92%	18.31%	1.57%[7]	20.89%[7]

Ratios to Average Net Assets
Total expenses	1.24%[8,9,10]	1.28%	1.31%	1.36%[11]	1.42%	1.51%

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[8,9]	1.27%	1.29%	1.30%[11]	1.28%	1.28%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.23%[8,9]	1.24%	1.26%	1.28%	1.28%	1.28%

Net investment income	4.35%[8,9]	4.90%	5.41%	5.77%[11]	5.98%	7.74%

Supplemental Data
Net assets, end of period (000)	$86,596	$72,267	$47,906	$32,159	$19,920	$20,303

Portfolio turnover rate	30%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	N/A	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2015, the ratio would have been 1.23%.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.73	$9.71	$9.82	$9.56	$9.69	$9.38

Net investment income[1]	0.08	0.23	0.23	0.26	0.29	0.31
Net realized and unrealized gain (loss)	0.01	0.01	(0.11)	0.25	(0.13)	0.34

Net increase from investment operations	0.09	0.24	0.12	0.51	0.16	0.65

Distributions from:[2]
Net investment income	(0.10)	(0.22)	(0.22)	(0.25)	(0.29)	(0.34)
Return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.10)	(0.22)	(0.23)	(0.25)	(0.29)	(0.34)

Net asset value, end of period	$9.72	$9.73	$9.71	$9.82	$9.56	$9.69

Total Return[3]
Based on net asset value	0.90%[4]	2.46%	1.21%	5.48%	1.59%	7.03%

Ratios to Average Net Assets
Total expenses	0.46%[5,6]	0.58%[5]	0.62%	0.61%	0.64%	0.79%

Total expenses after fees waived, reimbursed and paid indirectly	0.40%[6]	0.42%	0.45%	0.43%	0.44%	0.56%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.40%[6]	0.41%	0.41%	0.41%	0.41%	0.42%

Net investment income	1.67%[6]	2.30%	2.30%	2.65%	3.04%	3.27%

Supplemental Data
Net assets, end of period (000)	$903,923	$557,690	$319,318	$310,879	$281,572	$289,968

Portfolio turnover rate[7]	153%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%	126%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	89

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.71	$9.83	$9.57	$9.70	$9.39

Net investment income[1]	0.08	0.22	0.22	0.25	0.29	0.31
Net realized and unrealized gain (loss)	0.01	0.02	(0.12)	0.26	(0.14)	0.33

Net increase from investment operations	0.09	0.24	0.10	0.51	0.15	0.64

Distributions from:[2]
Net investment income	(0.10)	(0.21)	(0.21)	(0.25)	(0.28)	(0.33)
Return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.10)	(0.21)	(0.22)	(0.25)	(0.28)	(0.33)

Net asset value, end of period	$9.73	$9.74	$9.71	$9.83	$9.57	$9.70

Total Return[3]
Based on net asset value	0.87%[4]	2.52%	1.06%	5.43%	1.55%	6.98%

Ratios to Average Net Assets
Total expenses	0.52%[5,6]	0.66%[5]	0.70%	0.72%	0.75%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%[6]	0.46%	0.48%	0.47%	0.48%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[6]	0.45%	0.45%	0.45%	0.45%	0.46%

Net investment income	1.60%[6]	2.26%	2.25%	2.61%	2.99%	3.22%

Supplemental Data
Net assets, end of period (000)	$2,991,925	$1,134,331	$849,700	$762,769	$609,308	$306,895

Portfolio turnover rate[7]	153%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%	126%

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.71	$9.82	$9.57	$9.70	$9.38

Net investment income[1]	0.06	0.19	0.19	0.22	0.26	0.27
Net realized and unrealized gain (loss)	0.00 [2]	0.02	(0.11)	0.24	(0.14)	0.35

Net increase from investment operations	0.06	0.21	0.08	0.46	0.12	0.62

Distributions from:[3]
Net investment income	(0.08)	(0.18)	(0.18)	(0.21)	(0.25)	(0.30)
Return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.08)	(0.18)	(0.19)	(0.21)	(0.25)	(0.30)

Net asset value, end of period	$9.72	$9.74	$9.71	$9.82	$9.57	$9.70

Total Return[4]
Based on net asset value	0.60%[5]	2.16%	0.79%	4.93%	1.23%	6.74%

Ratios to Average Net Assets
Total expenses	0.98%[6,7]	0.94%[6]	1.00%[6]	1.01%[6]	0.96%	1.12%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.80%[7]	0.82%	0.86%	0.85%	0.79%	0.93%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.80%[7]	0.81%	0.82%	0.83%	0.75%	0.78%

Net investment income	1.30%[7]	1.92%	1.90%	2.24%	2.73%	2.82%

Supplemental Data
Net assets, end of period (000)	$55,751	$217,127	$231,914	$263,552	$330,091	$694,407

Portfolio turnover rate[8]	153%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2015, the ratio would have been 0.97%. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2010.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%	126%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	91

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.71	$9.82	$9.57	$9.70	$9.38

Net investment income[1]	0.06	0.19	0.18	0.22	0.26	0.27
Net realized and unrealized gain (loss)	0.00 [2]	0.02	(0.10)	0.24	(0.14)	0.35

Net increase from investment operations	0.06	0.21	0.08	0.46	0.12	0.62

Distributions from:[3]
Net investment income	(0.08)	(0.18)	(0.18)	(0.21)	(0.25)	(0.30)
Return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.08)	(0.18)	(0.19)	(0.21)	(0.25)	(0.30)

Net asset value, end of period	$9.72	$9.74	$9.71	$9.82	$9.57	$9.70

Total Return[4]
Based on net asset value	0.60%[5]	2.16%	0.83%	4.94%	1.21%	6.71%

Ratios to Average Net Assets
Total expenses	0.91%[6,7]	0.96%[6]	0.97%[6]	1.02%[6]	0.98%[6]	1.16%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.80%[7]	0.81%	0.83%	0.83%	0.80%	0.97%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.79%[7]	0.80%	0.79%	0.81%	0.78%	0.82%

Net investment income	1.30%[7]	1.93%	1.82%	2.25%	2.64%	2.84%

Supplemental Data
Net assets, end of period (000)	$765,862	$1,472,352	$1,523,705	$546,318	$490,744	$191,079

Portfolio turnover rate[8]	153%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2010, the ratio would have been 0.95% and 1.14%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015, the years ended September 30, 2014, September 30, 2012 and September 30, 2011.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%	126%

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A1
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.75	$9.72	$9.83	$9.58	$9.71	$9.39

Net investment income[1]	0.07	0.20	0.20	0.23	0.27	0.29
Net realized and unrealized gain (loss)	0.00 [2]	0.02	(0.10)	0.25	(0.14)	0.35

Net increase from investment operations	0.07	0.22	0.10	0.48	0.13	0.64

Distributions from:[3]
Net investment income	(0.09)	(0.19)	(0.20)	(0.23)	(0.26)	(0.32)
Return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.09)	(0.19)	(0.21)	(0.23)	(0.26)	(0.32)

Net asset value, end of period	$9.73	$9.75	$9.72	$9.83	$9.58	$9.71

Total Return[4]
Based on net asset value	0.69%[5]	2.33%	0.98%	5.12%	1.36%	6.89%

Ratios to Average Net Assets
Total expenses	0.72%[6]	0.81%[7]	0.85%	0.86%	0.87%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	0.61%[6]	0.65%	0.67%	0.66%	0.66%	0.79%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.61%[6]	0.64%	0.64%	0.64%	0.63%	0.65%

Net investment income	1.48%[6]	2.09%	2.08%	2.43%	2.82%	3.06%

Supplemental Data
Net assets, end of period (000)	$16,110	$18,617	$20,196	$22,846	$24,295	$24,987

Portfolio turnover rate[8]	153%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%	126%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	93

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.71	$9.83	$9.57	$9.70	$9.38

Net investment income[1]	0.03	0.11	0.11	0.14	0.18	0.21
Net realized and unrealized gain (loss)	(0.01)	0.02	(0.12)	0.26	(0.14)	0.34

Net increase (decrease) from investment operations	0.02	0.13	(0.01)	0.40	0.04	0.55

Distributions from:[2]
Net investment income	(0.04)	(0.10)	(0.10)	(0.14)	(0.17)	(0.23)
Return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.04)	(0.10)	(0.11)	(0.14)	(0.17)	(0.23)

Net asset value, end of period	$9.72	$9.74	$9.71	$9.83	$9.57	$9.70

Total Return[3]
Based on net asset value	0.22%[4]	1.35%	(0.10)%	4.24%	0.39%	5.89%

Ratios to Average Net Assets
Total expenses	1.76%[5]	1.81%[6]	1.84%[6]	1.87%[6]	1.82%[6]	1.97%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.55%[5]	1.63%	1.65%	1.61%	1.64%	1.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.55%[5]	1.62%	1.62%	1.59%	1.62%	1.62%

Net investment income	0.54%[5]	1.12%	1.11%	1.48%	1.85%	2.16%

Supplemental Data
Net assets, end of period (000)	$1,053	$1,493	$2,888	$3,670	$4,305	$4,867

Portfolio turnover rate[7]	153%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2011 and September 30, 2010, the ratio would have been 1.80%, 1.78% and 1.96%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%	126%

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B3
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.72	$9.83	$9.57	$9.71

Net investment income[2]	0.03	0.14	0.12	0.14	0.03
Net realized and unrealized gain (loss)	0.01	0.01	(0.11)	0.25	(0.14)

Net increase (decrease) from investment operations	0.04	0.15	0.01	0.39	(0.11)

Distributions from:[3]
Net investment income	(0.05)	(0.13)	(0.11)	(0.13)	(0.03)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.05)	(0.13)	(0.12)	(0.13)	(0.03)

Net asset value, end of period	$9.73	$9.74	$9.72	$9.83	$9.57

Total Return[4]
Based on net asset value	0.35%[5]	1.55%	0.08%	4.23%	(1.13)%[5]

Ratios to Average Net Assets
Total expenses	1.78%[6]	1.48%[7]	1.74%	1.77%	1.81%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.51%[6]	1.35%	1.59%	1.62%	1.63%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.51%[6]	1.34%	1.56%	1.60%	1.62%[6]

Net investment income	0.58%[6]	1.41%	1.20%	1.42%	1.71%[6]

Supplemental Data
Net assets, end of period (000)	$677	$851	$2,752	$6,146	$12,837

Portfolio turnover rate[8]	153%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period July 18 2011 to September 30, 2011
		2014	2013	2012
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	95

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.73	$9.71	$9.82	$9.56	$9.69	$9.38

Net investment income[1]	0.03	0.12	0.12	0.15	0.18	0.20
Net realized and unrealized gain (loss)	0.00 [2]	0.01	(0.11)	0.25	(0.13)	0.34

Net increase from investment operations	0.03	0.13	0.01	0.40	0.05	0.54

Distributions from:[3]
Net investment income	(0.04)	(0.11)	(0.11)	(0.14)	(0.18)	(0.23)
Return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.04)	(0.11)	(0.12)	(0.14)	(0.18)	(0.23)

Net asset value, end of period	$9.72	$9.73	$9.71	$9.82	$9.56	$9.69

Total Return[4]
Based on net asset value	0.33%[5]	1.31%	0.08%	4.31%	0.45%	5.83%

Ratios to Average Net Assets
Total expenses	1.60%[6]	1.71%[7]	1.74%	1.76%	1.74%[7]	1.88%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.53%[6]	1.54%	1.56%	1.55%	1.56%	1.69%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%[6]	1.53%	1.53%	1.53%	1.54%	1.54%

Net investment income	0.55%[6]	1.19%	1.18%	1.53%	1.90%	2.11%

Supplemental Data
Net assets, end of period (000)	$343,532	$331,179	$293,864	$268,261	$239,979	$108,010

Portfolio turnover rate[8]	153%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%	126%

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C2
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.71	$9.82	$9.57	$9.70	$9.38

Net investment income[1]	0.06	0.17	0.17	0.21	0.25	0.27
Net realized and unrealized gain (loss)	(0.01)	0.02	(0.10)	0.24	(0.14)	0.34

Net increase from investment operations	0.05	0.19	0.07	0.45	0.11	0.61

Distributions from:[2]
Net investment income	(0.07)	(0.16)	(0.17)	(0.20)	(0.24)	(0.29)
Return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.07)	(0.16)	(0.18)	(0.20)	(0.24)	(0.29)

Net asset value, end of period	$9.72	$9.74	$9.71	$9.82	$9.57	$9.70

Total Return[3]
Based on net asset value	0.52%[4]	2.00%	0.67%	4.81%	1.07%	6.60%

Ratios to Average Net Assets
Total expenses	1.01%[5]	1.11%[6]	1.12%	1.12%	1.13%	1.27%

Total expenses after fees waived, reimbursed and paid indirectly	0.95%[5]	0.97%	0.98%	0.96%	0.96%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.94%[5]	0.96%	0.94%	0.94%	0.93%	0.93%

Net investment income	1.14%[5]	1.77%	1.78%	2.13%	2.54%	2.78%

Supplemental Data
Net assets, end of period (000)	$7,477	$7,939	$11,905	$13,838	$15,448	$18,151

Portfolio turnover rate[7]	153%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%	126%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	97

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C3
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.73	$9.71	$9.82	$9.56	$9.71

Net investment income[2]	0.03	0.12	0.12	0.14	0.04
Net realized and unrealized gain (loss)	0.01	0.01	(0.11)	0.25	(0.16)

Net increase (decrease) from investment operations	0.04	0.13	0.01	0.39	(0.12)

Distributions from:[3]
Net investment income	(0.05)	(0.11)	(0.11)	(0.13)	(0.03)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.05)	(0.11)	(0.12)	(0.13)	(0.03)

Net asset value, end of period	$9.72	$9.73	$9.71	$9.82	$9.56

Total Return[4]
Based on net asset value	0.34%[5]	1.30%	0.09%	4.23%	(1.12)%[5]

Ratios to Average Net Assets
Total expenses	1.60%[6]	1.69%[7]	1.70%	1.77%	1.73%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.51%[6]	1.56%	1.56%	1.61%	1.55%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.51%[6]	1.55%	1.52%	1.60%	1.54%[6]

Net investment income	0.58%[6]	1.18%	1.20%	1.46%	1.78%[6]

Supplemental Data
Net assets, end of period (000)	$24,019	$26,209	$30,075	$35,383	$40,361

Portfolio turnover rate[8]	153%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period July 18, 2011 to September 30, 2011
		2014	2013	2012
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.71	$9.82	$9.57	$9.71

Net investment income[2]	0.05	0.15	0.15	0.18	0.04
Net realized and unrealized gain (loss)	0.00 [3]	0.02	(0.11)	0.24	(0.14)

Net increase (decrease) from investment operations	0.05	0.17	0.04	0.42	(0.10)

Distributions from:[4]
Net investment income	(0.07)	(0.14)	(0.14)	(0.17)	(0.04)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.07)	(0.14)	(0.15)	(0.17)	(0.04)

Net asset value, end of period	$9.72	$9.74	$9.71	$9.82	$9.57

Total Return[5]
Based on net asset value	0.46%[6]	1.81%	0.43%	4.48%	(1.06)%[6]

Ratios to Average Net Assets
Total expenses	1.21%[7]	1.29%[8]	1.36%	1.43%	1.46%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.07%[7]	1.16%	1.22%	1.27%	1.29%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.06%[7]	1.15%	1.19%	1.26%	1.27%[7]

Net investment income	1.02%[7]	1.57%	1.54%	1.81%	2.04%[7]

Supplemental Data
Net assets, end of period (000)	$4,034	$3,860	$4,529	$6,573	$5,693

Portfolio turnover rate[9]	153%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period July 18, 2011 to September 30, 2011
		2014	2013	2012
Portfolio turnover rate (excluding MDRs)	124%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	99

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. Information in this report pertains to the BlackRock, Institutional, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3, and Class R Shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bears expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A1, Investor B, Investor B1, Investor B3, Investor C1, Investor C2, Investor C3 and Class R Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
BlackRock, Institutional, Service and Class R Shares	No	No	None
Investor A and Investor A1 Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after 7 years
Investor B1 and Investor B3 Shares	No	Yes	To Investor A Shares after 10 years
Investor C, Investor C1, Investor C2 and Investor C3 Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly owned taxable subsidiaries of High Yield Bond (the “Taxable Subsidiaries”). The U.S. Subsidiary enables High Yield Bond to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. Both the Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). U.S. GAAP defines fair value as the price a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers,

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pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, its delegate, using a pricing service and/or policies approved by the Board.

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Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions, if any, that exceeds each Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Funds have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than each Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a

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principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a

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corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

The Funds may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of March 31, 2015, High Yield Bond had outstanding bridge loan commitments of $29,405,000. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statement of Assets and Liabilities as deferred income.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the

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risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: High Yield Bond may enter into commitments, or agreements, to acquire an investment at a future date (subject to conditionality) in connection with a potential public or non-public offering. Such agreements may obligate High Yield Bond to make future cash payments. As of March 31, 2015, High Yield Bond had outstanding commitments of $142,137,000.

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds would recognize a liability with respect to such excess collateral. The liability reflects the Funds’ obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

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For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended March 31, 2015, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$416,332,432	(0.21)%
High Yield Bond	$12,614,030	(1.73)%
Low Duration Bond	$74,226,245	(0.30)%

Reverse repurchase transactions are entered into by the Funds under MRA, which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of March 31, 2015, the following table is a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Non-cash Collateral Received[1]	Net Amount[2]
Core Bond
Counterparty
Barclays Capital, Inc.	$726,000	$(726,000)	—	—
Credit Suisse Securities (USA) LLC	36,815,971	(36,815,971)	—	—
J.P. Morgan Securities LLC	130,487,935	(130,487,935)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	9,814,864	(11,192,912)	$1,452,624	$74,576

Total	$177,844,770	$(179,222,818)	$1,452,624	$74,576

High Yield Bond
Counterparty
Citigroup Global Markets, Inc.	$5,208,000	$(5,208,000)	—	—

Low Duration Bond
Counterparty
Bank of Montreal	$45,169,277	$(45,169,277)	—	—

[1]

Collateral with a value of $178,097,244 for Core Bond, $5,518,972 for High Yield Bond, and $45,235,216 for Low Duration Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net exposure represents the net payable that would be due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

106	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

The Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including up-and-out options. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the option’s expiration date. Barrier options may

BLACKROCK FUNDS II	MARCH 31, 2015	107

Notes to Financial Statements (continued)

also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended March 31, 2015, transactions in options written were as follows:

	Core Bond
	Calls			Puts

	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	872	104,527	$1,586,349	67	135,478	$1,707,673
Options written	1,017	203,715	2,488,759	176	90,258	2,313,502
Options exercised	—	—	—	—	(31,720)	(262,423)
Options expired	(1,716)	(75,926)	(303,139)	(105)	(45,373)	(49,969)
Options closed	(73)	(119,089)	(1,036,785)	—	(60,515)	(1,031,669)

Outstanding options, end of period	100	113,227	$2,735,184	138	88,128	$2,677,114

	High Yield Bond
	Puts

	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	—	—	—
Options written	19,500	—	$1,786,215
Options expired	(12,500)	—	(624,508)
Options closed	(7,000)	—	(1,161,707)

Outstanding options, end of period	—	—	—

	Low Duration Bond
	Puts

	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	—	—	—
Options written	8,022	—	$2,995,335
Options expired	—	—	—
Options closed	—	—	—

Outstanding options, end of period	8,022	—	$2,995,335

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

108	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate caps and floors — Core Bond enters into interest rate caps and floors to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into. The maximum potential amount of future payments that the Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the floor was entered into.

BLACKROCK FUNDS II	MARCH 31, 2015	109

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2015
		Core Bond		High Yield Bond		Low Duration Bond
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid/received; Investments at value — unaffiliated[2]; Interest rate floors premiums paid/received; Unrealized appreciation/depreciation on interest rate floors	$10,017,132	$11,830,253	$2,583,838	$344,079	$8,848,609	$8,218,288
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]	5,888,167	289,947	80,358,996	1,703,200	15,769,742	3,834,766
Credit contracts	Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid/received; Investments at value — unaffiliated[2]	1,090,470	2,583,406	11,951,998	850,482	1,142,086	10,639
Equity contracts	Investments at value — unaffiliated[1,2]	—	—	1	8,323,147	—	—

Total		$16,995,769	$14,703,606	$94,894,833	$11,220,908	$25,760,437	$12,063,693

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2015
	Core Bond	High Yield Bond	Low Duration Bond	Core Bond	High Yield Bond	Low Duration Bond
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(110,865)	—	$(15,243,569)	$(547,882)	—	$652,883
Options[3]	(2,534,138)	—	—	(83,735)	—	(126,105)
Interest rate floors	—	—	—	(430,132)	—	—
Swaps	(2,609,469)	$681,560	(2,063,010)	(616,733)	$9,686,205	(528,370)
Foreign currency exchange contracts:
Foreign currency transactions/translations	18,566,664	208,959,728	34,526,439	(1,191,716)	(16,237,707)	(3,856,073)
Options[3]	2,034,556	—	—	(34,664)	—	—
Credit contracts:
Swaps	(107,459)	10,440,031	(3,019,590)	(634,258)	2,815,832	80,097
Equity contracts:
Financial futures contracts	—	(41,800,580)	—	—	(10,764,831)	—
Options[3]	—	(232,587)	—	—	—	—

Total	$15,239,289	$178,048,152	$14,200,270	$(3,539,120)	$(14,500,501)	$(3,777,568)

[3]	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments — unaffiliated.

For the six months ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Financial futures contracts:
Average notional value of contracts - long	$461,424,489	—	$1,613,360,698
Average notional value of contracts - short	$743,345,838	$799,887,210	$767,137,331
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$145,907,072	$1,594,433,194	$663,489,943
Average amounts sold - in USD	$20,089,938	$119,317,686	$409,004,972
Options:
Average value of option contracts purchased	$1,163,878	$1	$927,544
Average value of option contracts written	$35,350	—	$726,994
Average notional value of swaption contracts purchased	$304,888,228	—	—
Average notional value of swaption contracts written	$147,128,447	—	—
Average value of interest rate floors purchased	$1,167,040	—	—
Average value of interest rate floors written	$292,248	—	—
Credit default swaps:
Average notional value - buy protection	$8,018,000	—	$157,683,000

110	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

	Core Bond	High Yield Bond	Low Duration Bond
Average notional value - sell protection	$24,726,000	$589,850,180	—
Interest rate swaps:
Average notional value - pays fixed rate	$118,504,284	—	$137,117,929
Average notional value - receives fixed rate	$59,623,155	—	$242,584,080
Total return swaps:
Average notional value	—	$487,382,823	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

BLACKROCK FUNDS II	MARCH 31, 2015	111

Notes to Financial Statements (continued)

As of March 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	Core Bond			High Yield Bond			Low Duration Bond
	Assets		Liabilities	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$395,811		$530,853	$4,454,904		—	$1,173,301		$759,824
Foreign currency exchange contracts	4,974,199		289,947	80,358,996		$1,703,200	15,769,742		3,834,766
Interest rate floors	1,856,666		1,134,514	—		—	—		—
Options	6,885,432	[1]	5,956,839	1	[1]	—	1,855,088	[1]	1,453,988
Centrally cleared swaps	—		2,790,933	351,118		—	157,843		—
OTC swaps[2]	1,347,834		3,896,517	12,241,270		1,194,561	1,142,086		1,473,097

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$15,459,942		$14,599,603	$97,406,289		$2,897,761	$20,098,060		$7,521,675
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(439,099)		(3,383,461)	(4,806,022)		—	(3,186,232)		(2,213,812)

Total derivative assets and liabilities subject to an MNA	$15,020,843		$11,216,142	$92,600,267		$2,897,761	$16,911,828		$5,307,863

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

As of March 31, 2015, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds:

Core Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
	Derivative Assets		Non-cash	Cash
	Subject to an MNA by	Derivatives Available	Collateral	Collateral	Net Amount of
Counterparty	Counterparty	for Offset[1]	Received	Received	Derivative Assets[2]
Bank of America N.A.	$4,461,789	$(4,385,113)	—	—	$76,676
Barclays Bank PLC	170,702	(6,988)	—	—	163,714
BNP Paribas S.A.	921,785	(6,230)	—	—	915,555
Citibank N.A.	5,453,052	(2,291,592)	—	—	3,161,460
Credit Suisse International	87,881	(87,881)	—	—	—
Deutsche Bank AG	594,373	(594,373)	—	—	—
Goldman Sachs Bank USA	1,929,750	(1,929,750)	—	—	—
Goldman Sachs International	41,340	(723)	—	—	40,617
HSBC Bank PLC	271,137	(25,137)	—	—	246,000
JPMorgan Chase Bank N.A.	576,408	(576,408)	—	—	—
Morgan Stanley Capital Services LLC	231,317	(103,423)	—	—	127,894
Royal Bank of Scotland PLC	80,437	(80,437)	—	—	—
Standard Chartered Bank	117,354	(21,571)	—	—	95,783
UBS AG	83,518	(14)	—	—	83,504

Total	$15,020,843	$(10,109,640)	—	—	$4,911,203

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$4,385,113	$(4,385,113)	—	—	—
Barclays Bank PLC	6,988	(6,988)	—	—	—
BNP Paribas S.A.	6,230	(6,230)	—	—	—
Citibank N.A.	2,291,592	(2,291,592)	—	—	—
Credit Suisse International	293,250	(87,881)	—	—	$205,369
Deutsche Bank AG	1,259,014	(594,373)	—	$(664,641)	—
Goldman Sachs Bank USA	2,024,998	(1,929,750)	—	—	95,248
Goldman Sachs International	723	(723)	—	—	—
HSBC Bank PLC	25,137	(25,137)	—	—	—
JPMorgan Chase Bank N.A.	681,902	(576,408)	—	(105,494)	—
Morgan Stanley Capital Services LLC	103,423	(103,423)	—	—	—
Royal Bank of Scotland PLC	108,256	(80,437)	—	—	27,819
Standard Chartered Bank	21,571	(21,571)	—	—	—
State Street Bank and Trust Co.	7,931	—	—	—	7,931
UBS AG	14	(14)	—	—	—

Total	$11,216,142	$(10,109,640)	—	$(770,135)	$336,367

112	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

High Yield Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$8,797,315	$(18,418)	$(653,855)	—	$8,125,042
The Bank of New York Mellon	451,861	—	—	—	451,861
Barclays Bank PLC	455,934	—	—	—	455,934
BNP Paribas S.A.	732,026	(64,827)	—	—	667,199
Citibank N.A.	48,556,030	(912,858)	—	$(1,300,000)	46,343,172
Deutsche Bank AG	3,332,819	(1,002)	—	(3,000,000)	331,817
Goldman Sachs & Co.	1	—	—	—	1
Goldman Sachs Bank USA	6,725,369	(750,241)	—	(5,000,000)	975,128
Goldman Sachs International	2,142,917	—	—	(2,000,000)	142,917
JPMorgan Chase Bank N.A.	2,103,729	(200,939)	—	(1,300,000)	602,790
Morgan Stanley & Co. International PLC	142,341	(142,341)	—	—	—
Morgan Stanley Capital Services LLC	194,254	(36,940)	—	—	157,314
Royal Bank of Scotland PLC	328,661	(328,661)	—	—	—
State Street Bank and Trust Co.	1,725,032	(310,135)	—	—	1,414,897
TD Securities, Inc.	737,928	(5,230)	—	—	732,698
UBS AG	16,174,050	(21,700)	—	—	16,152,350

Total	$92,600,267	$(2,793,292)	$(653,855)	$(12,600,000)	$76,553,120

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$18,418	$(18,418)	—	—	—
BNP Paribas S.A.	64,827	(64,827)	—	—	—
Citibank N.A.	912,858	(912,858)	—	—	—
Deutsche Bank AG	1,002	(1,002)	—	—	—
Goldman Sachs Bank USA	750,241	(750,241)	—	—	—
JPMorgan Chase Bank N.A.	200,939	(200,939)	—	—	—
Morgan Stanley & Co. International PLC	177,845	(142,341)	—	$(35,504)	—
Morgan Stanley Capital Services LLC	36,940	(36,940)	—	—	—
Royal Bank of Scotland PLC	397,626	(328,661)	—	—	$68,965
State Street Bank and Trust Co.	310,135	(310,135)	—	—	—
TD Securities, Inc.	5,230	(5,230)	—	—	—
UBS AG	21,700	(21,700)	—	—	—

Total	$2,897,761	$(2,793,292)	—	$(35,504)	$68,965

Low Duration Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[5]	Cash Collateral Received[5]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$1,385,055	$(542,192)	—	—	$842,863
Barclays Bank PLC	519,055	(59,036)	—	—	460,019
BNP Paribas S.A.	511,758	(383,771)	—	—	127,987
Citibank N.A.	8,617,508	—	—	—	8,617,508
Credit Suisse International	359,283	(10,639)	$(348,644)	—	—
Deutsche Bank AG	438,450	(438,450)	—	—	—
Goldman Sachs Bank USA	435,467	—	—	$(435,467)	—
Goldman Sachs International	944,813	(541,573)	—	—	403,240
HSBC Bank PLC	229,221	—	(229,221)	—	—
JPMorgan Chase Bank N.A.	1,494,250	(1,494,250)	—	—	—
State Street Bank and Trust Co.	89,201	—	—	—	89,201
TD Securities, Inc.	1,887,767	—	—	—	1,887,767

Total	$16,911,828	$(3,469,911)	$(577,865)	$(435,467)	$12,428,585

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$542,192	$(542,192)	—	—	—
Barclays Bank PLC	59,036	(59,036)	—	—	—
BNP Paribas S.A.	383,771	(383,771)	—	—	—
Credit Suisse International	10,639	(10,639)	—	—	—
Deutsche Bank AG	1,614,957	(438,450)	—	$(1,176,507)	—

BLACKROCK FUNDS II	MARCH 31, 2015	113

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Goldman Sachs International	$541,573	$(541,573)	—	—	—
JPMorgan Chase Bank N.A.	1,632,281	(1,494,250)	—	—	$138,031
Royal Bank of Scotland PLC	411,426	—	—	—	411,426
UBS AG	111,988	—	—	—	111,988

Total	$5,307,863	$(3,469,911)	—	$(1,176,507)	$661,445

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

[5]	Excess of collateral received to the individual counterparty is not shown for financial reporting purposes.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	Core Bond	High Yield Bond	Low Duration Bond
First $1 Billion	0.350%	0.500%	0.350%
$1 Billion - $2 Billion	0.340%	0.450%	0.340%
$2 Billion - $3 Billion	0.330%	0.425%	0.330%
Greater than $3 Billion	0.320%	0.400%	0.320%

Prior to November 21, 2014, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.425%
Greater than $3 Billion	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended March 31, 2015, the amounts waived were as follows:

Core Bond	$8,733
High Yield Bond	$217,076
Low Duration Bond	$42,104

The Manager provides investment management and other services to the U.S. and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the U.S. and Luxembourg Subsidiaries for providing investment management or administrative services. However, the High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of U.S. and Luxembourg Subsidiaries.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75%	0.50%	0.65%	0.75%	0.55%	0.30%	0.65%	0.25%

114	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

For the six months ended March 31, 2015, the following table shows the class specific service and/or distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$153,632	$589,783	—	$8,082	—	—	$593,481	—	—	—	$6,756	$1,351,734
High Yield Bond	$449,217	$3,880,694	—	$11,046	$15,002	—	$3,149,637	$301,600	—	—	$195,268	$8,002,464
Low Duration Bond	$107,292	$1,149,264	$8,645	$6,393	—	$3,323	$1,688,644	—	$15,303	$113,188	$10,090	$3,102,142

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Service	Investor A	Investor C	Total
Core Bond	$3,674	$308,074	$5,110	$2,944	—	$319,802
High Yield Bond	$41,041	$336,638	$4,912	$9,916	$3	$392,510
Low Duration Bond	$4,402	$115,277	$2,000	$1,898	—	$123,577

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C2	Class R	Total
Core Bond	$856	$953	482	$6,314	—	$35	$898	—	$8	$9,546
High Yield Bond	$1,909	$35,697	$1,001	$44,448	—	$143	$5,459	—	$829	$89,756
Low Duration Bond	$1,014	$1,695	$803	$5,796	$241	$27	$1,476	$49	$19	$11,120

For the six months ended March 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$12,016	$959,318	$106,721	$406,103	—	$2,378	—	—	$89,827	—	—	—	$2,636	$1,578,999
High Yield Bond	$97,690	$3,716,822	$254,742	$2,623,458	—	$3,744	$11,115	—	$499,714	$74,490	—	—	$83,349	$7,365,124
Low Duration Bond	$16,523	$1,067,662	$95,724	$831,666	$12,700	$1,850	—	$1,633	$232,992	—	$5,637	$28,910	$5,029	$2,300,326

Effective January 1, 2015, The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Administrator receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration

BLACKROCK FUNDS II	MARCH 31, 2015	115

Notes to Financial Statements (continued)

in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration – class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the six months ended March 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Core Bond	$895,430
High Yield Bond	$4,119,973
Low Duration Bond	$1,411,752

For the six months ended March 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$70,047	$137,398	$14,376	$53,111	—	$185	—	—	$13,378	—	—	—	$305	$288,800
High Yield Bond	$150,960	$642,053	$40,197	$232,091	—	$252	$458	—	$67,651	$8,520	—	—	$8,751	$1,150,933
Low Duration Bond	$78,548	$216,518	$10,062	$86,294	$1,958	$146	—	$86	$38,012	—	$864	$2,839	$455	$435,782

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	0.40%[1]	0.58%	0.40%[1]
Institutional	0.45%[1]	0.67%[2]	0.45%[1]
Service	0.79%[1]	1.02%	0.79%[1]
Investor A	0.79%[1]	0.92%	0.79%[1]
Investor A1	N/A	N/A	0.60%[1]
Investor B	1.54%[1]	—	1.54%[1]
Investor B1	N/A	1.46%	N/A
Investor B3	N/A	N/A	1.44%[1]
Investor C	1.54%[1]	1.72%	1.53%[1]
Investor C1	N/A	1.56%	N/A
Investor C2	N/A	N/A	0.94%[1]
Investor C3	N/A	N/A	1.50%[1]
Class R	1.04%[1]	1.28%[2]	1.04%[1]

[1]	Contractual expense caps effective November 21, 2014.

[2]	Prior to February 1, 2015, the waiver was voluntary.

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to January 31, 2017, unless approved by the Board, including a majority of the independent trustees.

Prior to November 21, 2014, the expense limitations as a percentage of average daily net assets for Core Bond and Low Duration were as follows:

	Core Bond		Low Duration Bond
	Contractual	Voluntary	Contractual	Voluntary
BlackRock	0.45%	0.40%[1]	0.41%	0.40%[1]
Institutional	0.56%	0.45%[1]	0.55%	0.45%
Service	0.93%	0.79%[1]	0.85%	0.79%[1]
Investor A	0.89%	0.79%[1]	0.81%	0.79%[1]
Investor A1	N/A	N/A	—	0.60%[1]
Investor B	1.73%	1.54%[1]	1.62%	1.54%[1]
Investor B1	N/A	N/A	N/A	N/A
Investor B3	N/A	N/A	—	1.44%[1]

116	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

	Core Bond		Low Duration Bond
	Contractual	Voluntary	Contractual	Voluntary
Investor C	1.66%	1.54%[1]	1.53%	1.53%[1]
Investor C1	N/A	N/A	N/A	N/A
Investor C2	N/A	N/A	—	0.94%[1]
Investor C3	N/A	N/A	—	1.50%[1]
Class R	1.17%	1.04%[1]	1.65%	1.04%[1]

[1]	Voluntary waivers were effective October 27, 2014.

Prior to February 1, 2015, the expense limitations as a percentage of average daily net assets were as follows:

	High Yield Bond
	Contractual	Voluntary
BlackRock	0.58%	—
Institutional	0.70%	0.67%
Service	1.02%	—
Investor A	0.92%	—
Investor A1	N/A	N/A
Investor B	N/A	N/A
Investor B1	1.46%	—
Investor B3	N/A	N/A
Investor C	1.72%	—
Investor C1	1.56%	—
Investor C2	N/A	N/A
Investor C3	N/A	N/A
Class R	—	1.28%

These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2015, the amounts included in fees waived by the Manager were as follows:

Core Bond	$815,291
Low Duration Bond	$862,091

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C2	Investor C3	Class R	Total
Core Bond	$69,649	$135,218	$10,936	$43,819	—	$184	—	—	$11,144	—	—	$257	$271,207
High Yield Bond	—	—	—	$81,963	—	—	$458	—	—	—	—	—	$82,421
Low Duration Bond	$77,405	$213,065	$3,803	$81,499	$1,920	$146	—	$66	$36,665	$795	$2,375	$385	$418,124

Transfer Agent Fees Waived	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C2	Investor C3	Class R	Total
Core Bond	$851	$838	$353	$5,328	—	$35	—	—	$671	—	—	$6	$8,082
High Yield Bond	—	—	—	$24,289	—	—	$54		—			—	$24,343
Low Duration Bond	$992	$1,640	$322	$4,533	$237	$27	—	$16	$1,402	$38	$42	$14	$9,263

Transfer Agent Fees Reimbursed	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C2	Investor C3	Class R	Total
Core Bond	$10,953	$503,746	$20,171	$62,403	—	$947	—	—	$4,779	—	—	$639	$603,638
High Yield Bond	—	—	—	$116,552	—	—	$6,356	—	—	—	—	—	$122,908
Low Duration Bond	$14,943	$374,544	$37,808	$183,531	$3,544	$849	—	$786	$13,673	$251	$3,359	$1,778	$635,066

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS II	MARCH 31, 2015	117

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees	BlackRock	Institutional	Service	Investor A	Investor C	Class R	Total
Core Bond	$2,768	$5,509	—	$3,807	$1,129	—	$13,213
High Yield Bond	—	—	—	$321,630	$6,142	$7,704	$335,476
Low Duration Bond	$340	$23,512	$72	$3,532	—	—	$27,456

On March 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2015	2016	2017
Core Bond
Fund Level	$3,132,443	$2,799,209	$815,291
BlackRock	$166,543	$163,938	$81,452
Institutional	$695,445	$664,154	$639,802
Service	—	—	$31,460
Investor A	$10,760	$31,122	$111,550
Investor B	$241	$932	$1,166
Investor C	—	—	$16,594
Class R	$1,775	$532	$902
High Yield Bond
Investor A	$929,499	$834,042	$222,803
Investor B1	$13,439	$10,768	$6,869
Low Duration Bond
Fund Level	$3,804,514	$4,497,528	$862,092
BlackRock	$109,726	$124,109	$93,340
Institutional	—	—	$589,250
Service	—	—	$41,933
Investor A	—	$340,785	$269,564
Investor A1	—	—	$5,700
Investor B	$1,574	$1,129	$1,022
Investor B3	—	—	$868
Investor C	$101,002	$145,600	$51,739
Investor C2	—	—	$1,084
Investor C3	—	—	$5,776
Class R	—	—	$2,176

For the six months ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$14,854
High Yield Bond	$104,643
Low Duration Bond	$45,083

For the six months ended March 31, 2015, affiliates received CDSCs or front-end sales charges as follows:

	Investor A	Investor B	Investor B1	Investor B3	Investor C	Investor C1
Core Bond	$67	$62	—	—	$5,636	—
High Yield Bond	$51,611	$702	$31	—	$68,995	$29
Low Duration Bond	$4,994	$302	—	$1	$40,362	—

The Manager reimbursed High Yield Bond $2,049 to compensate for an investment made in violation of the investment guidelines, which is included in net realized gain (loss) from investments — unaffiliated in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Core Bond	—	$432,359
High Yield Bond	$295,483	—
Low Duration Bond	$13,561,409	$8,487,275

118	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the six months ended March 31, 2015, purchases and sales of investments including mortgage dollar roll and excluding short-term securities were as follows:

Purchases	Core Bond		High Yield Bond		Low Duration Bond
Non-U.S. Government Securities	$7,876,275,562		$9,008,568,396		$4,584,416,621
U.S. Government Securities	6,179,794,490		—		3,975,313,720

Total Purchases	$14,056,070,052		$9,008,568,396		$8,559,730,341

Sales	Core Bond		High Yield Bond		Low Duration Bond
Non-U.S. Government Securities	$8,606,664,548	*	$4,382,210,413	*	$4,451,800,069	*
U.S. Government Securities	6,049,278,387		—		3,097,996,120

Total Sales	$14,655,942,935		$4,382,210,413		$7,549,796,189

*	Including paydowns.

For the six months ended March 31, 2015, purchases and sales related to mortgage dollar rolls were as follows:

	Core Bond	Low Duration Bond
Purchases	$4,360,678,375	$1,444,309,531
Sales	$4,359,882,036	$1,446,886,112

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
2015	—	$916,403	$14,223,477
2016	—	10,095,668	1,475,016
2017	$2,980,922	77,460,251	41,571,660
2018	94,439,087	29,490,774	24,738,576
2019	4,477,013	—	—

Total	$101,897,022	$117,963,096	$82,008,729

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,868,105,595	$17,495,276,314	$5,393,785,987

Gross unrealized appreciation	$69,912,876	$433,230,316	$54,637,013
Gross unrealized depreciation	(29,078,541)	(546,108,508)	(75,641,798)

Net unrealized appreciation/(depreciation)	$40,834,335	$(112,878,192)	$(21,004,785)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any

BLACKROCK FUNDS II	MARCH 31, 2015	119

Notes to Financial Statements (continued)

event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Core Bond invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Core Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	8,121,610	$79,598,337	5,118,674	$49,039,691
Shares issued in reinvestment of distributions	777,815	7,630,725	1,829,625	17,562,381
Shares redeemed	(5,608,956)	(54,756,150)	(4,461,783)	(42,650,598)

Net increase	3,290,469	$32,472,912	2,486,516	$23,951,474

Institutional
Shares sold	43,480,411	$422,525,648	63,248,567	$608,269,690
Shares issued in reinvestment of distributions	1,634,294	15,996,087	2,223,037	21,254,748
Shares redeemed	(19,530,837)	(191,056,556)	(62,462,052)	(592,743,872)

Net increase	25,583,868	$247,465,179	3,009,552	$36,780,566

Service
Shares sold	1,370,372	$13,352,029	2,326,548	$22,188,059
Shares issued in reinvestment of distributions	140,705	1,373,258	568,201	5,439,885
Shares redeemed	(13,145,491)	(127,672,325)	(4,190,342)	(40,017,345)

Net decrease	(11,634,414)	$(112,947,038)	(1,295,593)	$(12,389,401)

120	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Core Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	5,083,430	$49,640,644	15,017,406	$144,246,559
Shares issued in reinvestment of distributions	505,870	4,955,189	1,373,909	13,165,376
Shares redeemed	(11,434,272)	(111,187,626)	(23,566,823)	(225,048,409)

Net decrease	(5,844,972)	$(56,591,793)	(7,175,508)	$(67,636,474)

Investor B
Shares sold	12,089	$118,554	14,674	$140,242
Shares issued in reinvestment of distributions	1,097	10,731	3,953	37,819
Shares redeemed and automatic conversion of shares	(43,058)	(421,043)	(137,043)	(1,304,472)

Net decrease	(29,872)	$(291,758)	(118,416)	$(1,126,411)

Investor C
Shares sold	960,020	$9,344,820	1,014,829	$9,662,518
Shares issued in reinvestment of distributions	76,605	747,084	237,014	2,260,827
Shares redeemed	(1,423,035)	(13,855,067)	(4,453,499)	(42,290,443)

Net decrease	(386,410)	$(3,763,163)	(3,201,656)	$(30,367,098)

Class R
Shares sold	67,590	$660,581	107,319	$1,027,413
Shares issued in reinvestment of distributions	2,663	26,094	5,986	57,399
Shares redeemed	(42,750)	(417,626)	(86,224)	(826,468)

Net increase	27,503	$269,049	27,081	$258,344

Total Net Increase (Decrease)	11,006,172	$106,613,388	(6,268,024)	$(50,529,000)

High Yield Bond
BlackRock
Shares sold	159,648,147	$1,272,098,855	78,991,327	$660,233,293
Shares issued in reinvestment of distributions	8,336,069	66,467,211	8,207,598	68,131,780
Shares redeemed	(45,860,289)	(366,386,385)	(36,771,459)	(305,478,845)

Net increase	122,123,927	$972,179,681	50,427,466	$422,886,228

Institutional
Shares sold	654,540,935	$5,248,682,567	646,917,748	$5,379,851,380
Shares issued in reinvestment of distributions	36,640,609	291,729,804	41,086,372	340,855,315
Shares redeemed	(305,815,857)	(2,441,431,567)	(450,824,072)	(3,747,701,147)

Net increase	385,365,687	$3,098,980,804	237,180,048	$1,973,005,548

Service
Shares sold	24,487,597	$195,712,786	22,712,580	$188,506,377
Shares issued in reinvestment of distributions	1,771,755	14,114,846	2,941,232	24,399,543
Shares redeemed	(21,029,288)	(167,678,937)	(29,089,014)	(241,559,786)

Net increase (decrease)	5,230,064	$42,148,695	(3,435,202)	$(28,653,866)

Investor A
Shares sold and automatic conversion of shares	146,152,686	$1,169,782,756	219,173,533	$1,822,918,426
Shares issued in reinvestment of distributions	15,173,516	120,902,005	31,815,914	263,873,635
Shares redeemed	(124,905,280)	(1,003,808,221)	(352,799,958)	(2,946,003,637)

Net increase (decrease)	36,420,922	$286,876,540	(101,810,511)	$(859,211,576)

BLACKROCK FUNDS II	MARCH 31, 2015	121

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	11,737	$93,597	72,524	$604,961
Shares issued in reinvestment of distributions	9,701	77,243	21,352	176,990
Shares redeemed and automatic conversion of shares	(91,144)	(726,627)	(353,871)	(2,942,229)

Net decrease	(69,706)	$(555,787)	(259,995)	$(2,160,278)

Investor B1
Shares sold	447	$3,948	13,873	$115,646
Shares issued in reinvestment of distributions	10,275	81,836	27,777	230,067
Shares redeemed	(181,788)	(1,458,267)	(561,399)	(4,670,409)

Net decrease	(171,066)	$(1,372,483)	(519,749)	$(4,324,696)

Investor C
Shares sold	14,211,008	$114,124,832	24,787,939	$206,622,100
Shares issued in reinvestment of distributions	2,721,649	21,687,401	3,596,769	29,846,681
Shares redeemed	(12,149,997)	(97,133,321)	(17,866,135)	(148,684,761)

Net increase	4,782,660	$38,678,912	10,518,573	$87,784,020

Investor C1
Shares sold	18,372	$150,523	71,263	$593,418
Shares issued in reinvestment of distributions	248,577	1,981,863	406,265	3,373,171
Shares redeemed	(908,477)	(7,292,935)	(1,612,467)	(13,434,800)

Net decrease	(641,528)	$(5,160,549)	(1,134,939)	$(9,468,211)

Class R
Shares sold	3,517,970	$28,131,636	5,672,488	$47,190,831
Shares issued in reinvestment of distributions	402,002	3,199,821	450,059	3,732,833
Shares redeemed	(1,835,518)	(14,684,650)	(3,181,153)	(26,441,916)

Net increase	2,084,454	$16,646,807	2,941,394	$24,481,748

Total Net Increase	555,125,414	$4,448,422,620	193,907,085	$1,604,338,917

Low Duration Bond
BlackRock
Shares sold	47,664,257	$462,633,178	43,954,893	$429,535,433
Shares issued in reinvestment of distributions	738,682	7,172,355	822,800	8,040,623
Shares redeemed	(12,688,082)	(123,202,510)	(20,379,530)	(198,936,648)

Net increase	35,714,857	$346,603,023	24,398,163	$238,639,408

Institutional
Shares sold	245,835,508	$2,395,416,039	72,255,926	$706,572,662
Shares issued in reinvestment of distributions	2,559,781	24,863,210	1,531,875	14,982,879
Shares redeemed	(57,243,549)	(556,078,477)	(44,809,864)	(437,791,947)

Net increase	191,151,740	$1,864,200,772	28,977,937	$283,763,594

Service
Shares sold	2,030,899	$19,671,847	1,754,625	$17,143,902
Shares issued in reinvestment of distributions	65,837	639,942	425,928	4,163,555
Shares redeemed	(18,659,973)	(181,564,462)	(3,763,767)	(36,787,403)

Net decrease	(16,563,237)	$(161,252,673)	(1,583,214)	$(15,479,946)

122	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	12,697,410	$123,417,374	49,054,314	$479,106,924
Shares issued in reinvestment of distributions	701,108	6,810,592	2,927,417	28,607,518
Shares redeemed	(85,855,936)	(835,185,203)	(57,674,596)	(564,089,143)

Net decrease	(72,457,418)	$(704,957,237)	(5,692,865)	$(56,374,701)

Investor A1
Shares sold	18,327	$178,836	55,457	$542,197
Shares issued in reinvestment of distributions	11,575	112,500	28,005	273,969
Shares redeemed	(284,415)	(2,766,393)	(251,254)	(2,457,113)

Net decrease	(254,513)	$(2,475,057)	(167,792)	$(1,640,947)

Investor B
Shares sold	14,693	$142,946	45,676	$446,323
Shares issued in reinvestment of distributions	495	4,810	1,979	19,349
Shares redeemed and automatic conversion of shares	(60,169)	(584,988)	(191,713)	(1,873,348)

Net decrease	(44,981)	$(437,232)	(144,058)	$(1,407,676)

Investor B3
Shares sold	199	$1,942	4,108	$40,130
Shares issued in reinvestment of distributions	296	2,884	1,756	17,165
Shares redeemed and automatic conversion of shares	(18,265)	(177,659)	(201,704)	(1,972,661)

Net decrease	(17,770)	$(172,833)	(195,840)	$(1,915,366)

Investor C
Shares sold	6,441,041	$62,593,798	13,112,976	$128,077,430
Shares issued in reinvestment of distributions	132,713	1,287,107	304,614	2,976,639
Shares redeemed	(5,247,889)	(50,983,244)	(9,666,958)	(94,402,679)

Net increase	1,325,865	$12,897,661	3,750,632	$36,651,390

Investor C2
Shares sold	28	$403	378	$3,694
Shares issued in reinvestment of distributions	4,365	42,378	10,892	106,461
Shares redeemed	(50,623)	(492,097)	(421,945)	(4,113,176)

Net decrease	(46,230)	$(449,316)	(410,675)	$(4,003,021)

Investor C3
Shares sold	9,527	$92,929	26,053	$254,489
Shares issued in reinvestment of distributions	6,501	63,046	17,627	172,239
Shares redeemed	(237,019)	(2,302,557)	(449,335)	(4,388,153)

Net decrease	(220,991)	$(2,146,582)	(405,655)	$(3,961,425)

Class R
Shares sold	129,455	$1,257,856	187,245	$1,831,094
Shares issued in reinvestment of distributions	2,759	26,779	6,982	68,236
Shares redeemed	(113,713)	(1,103,680)	(264,210)	(2,582,306)

Net increase (decrease)	18,501	$180,955	(69,983)	$(682,976)

Total Net Increase	138,605,823	$1,351,991,481	48,456,650	$473,588,334

BLACKROCK FUNDS II	MARCH 31, 2015	123

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Funds are a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

124	BLACKROCK FUNDS II	MARCH 31, 2015

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of the Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of the Trust.

BLACKROCK FUNDS II	MARCH 31, 2015	125

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

126	BLACKROCK FUNDS II	MARCH 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2015	127

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-3/15-SAR

MARCH 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Conservative Prepared Portfolio

▶   BlackRock Moderate Prepared Portfolio

▶   BlackRock Growth Prepared Portfolio

▶   BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

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2	BLACKROCK FUNDS II	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of March 31, 2015	BlackRock Prepared Portfolios

Portfolio Management Commentary

How did the Funds perform?

Conservative Prepared

•

For the six-month period ended March 31, 2015, each of the Fund’s share classes outperformed the reference benchmark (Barclays U.S. Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)). For the same period, each of the Fund’s share classes also outperformed the fixed income benchmark, the Barclays U.S. Aggregate Bond Index.

Moderate Prepared

•

For the six-month period ended March 31, 2015, each of the Fund’s share classes outperformed the reference benchmark (Barclays U.S. Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)) with the exception of the Fund’s Investor C Shares, which underperformed the reference benchmark. For the same period, each of the Fund’s share classes underperformed the broad-market S&P 500® Index.

Growth Prepared

•

For the six-month period ended March 31, 2015, each of the Fund’s share classes outperformed its reference benchmark (Barclays U.S. Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)) with the exception of the Fund’s Investor C Shares, which underperformed the reference benchmark. For the same period, each of the Fund’s share classes underperformed the broad-market S&P 500® Index.

Aggressive Growth Prepared

•

For the six-month period ended March 31, 2015, the Fund’s Institutional and Investor A Shares outperformed its reference benchmark (Russell 3000® Index (80%)/MSCI EAFE Index (20%)), while Class R Shares performed in line with the reference benchmark and Investor C Shares underperformed the reference benchmark. Each of the Fund’s share classes outperformed the broad-market S&P 500® Index with the exception of Investor C Shares, which underperformed the broad-market S&P 500® Index.

What factors influenced performance?

•

At a broad asset allocation level, the Funds with larger allocations to equity generated higher returns than the Funds with smaller equity allocations as equity markets outperformed fixed income during the period. While the Funds’ overweight to equities relative to their respective reference benchmarks contributed positively to overall performance, certain underlying equity strategies underperformed their respective benchmarks. The fixed income allocation in Conservative Prepared, Moderate Prepared and Growth Prepared outperformed the Barclays U.S. Aggregate Bond Index.

•

Within the Funds’ equity allocation, BlackRock Equity Dividend Fund, Master Large Cap Growth Portfolio, and BlackRock Small Cap Growth Equity Portfolio each underperformed their respective benchmarks. From a sector and geographic perspective, a tilt toward Europe and Japan aided performance, as did an overweight position in domestic equities during the fourth quarter of 2014. The Funds’ U.S. equity positions benefited from overweight positions in the technology and health care sectors. Exposure to the U.S. energy sector weighed on performance, as did a modest underweight position in real estate.

•

With the exception of the Aggressive Growth Prepared, which does not have a fixed income component, the Funds benefited from investments in Master Total Return Portfolio (“Master Total Return”), which outperformed core fixed income markets during the period. An underweight to U.S. duration (a measure of sensitivity to changes in market interest rate levels) detracted as interest rates declined in the period.

Describe recent portfolio activity.

•

During the six-month period ended March 31, 2015, the Funds shifted exposure from domestic to international developed equities following a disappointing fourth quarter earnings season and signs of a slowdown in U.S. economic momentum. Most notably, allocations to Europe and Japan were increased on the basis of relatively attractive valuations and supportive policy backdrops. During the period, profits were captured on underweight positions in both the Japanese yen and euro versus the U.S. dollar following substantial depreciation and signs of stabilizing growth in both regions. Additionally, the Fund’s duration profile was reduced in anticipation of a gradual rise in U.S. interest rates, particularly at the front-end of the yield curve.

•	During the period, the Funds used derivatives in executing its investment strategy. The use of derivatives did not have a material impact on performance.

•	During the period, the Funds held a modestly higher cash position as a means of dampening portfolio volatility. This position did not have a material impact on performance.

Describe the Funds’ positioning at period end.

•

At period end, the Funds that invest in both equity and fixed income held overweight positions in equities relative to their respective reference benchmarks and underweight positions in fixed income, while carrying a non-benchmark allocation to cash. While U.S. equities were underweighted, each Fund’s equity allocation was overweight in developed markets overall, particularly Japanese and European stocks. Each Fund with a fixed income component remained underweight in core fixed income and overweight in non-traditional fixed income strategies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

On March 25, 2015, the Board of Directors of the Fund approved changes to the Fund’s name, investment objective and investment strategies. The Fund will change its name to BlackRock 20/80 Target Allocation Fund and its investment objective to “seek a balance between long term capital appreciation and high current income, with an emphasis on income.” Under its new investment strategies, the Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 20% of its assets and exposure to fixed-income securities in an amount equal to 80% of its assets. In addition, the investment advisor has determined to change the Fund’s primary benchmark from the Barclays U.S. Aggregate Bond Index to the Barclays U.S. Universal Index, and to change the customized weighted index against which the Fund measures its performance from the Barclays U.S. Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE® Index (8%) to the MSCI ACWI Index (14%), MSCI USA Index (6%) and Barclays U.S. Universal Index (80%). The investment advisor believes that the new benchmarks are more relevant to the Fund’s new investment objective and investment strategies. These changes will be effective on May 26, 2015.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.18%	7.93%	N/A	8.92%	N/A	6.34%	N/A
Investor A	5.03	7.44	1.80%	8.47	7.31%	5.92	5.23%
Investor C	4.64	6.79	5.80	7.70	7.70	5.17	5.17
Class R	4.86	7.28	N/A	8.24	N/A	5.68	N/A
Barclays U.S. Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	4.51	7.38	N/A	8.05	N/A	5.83	N/A
Barclays U.S. Aggregate Bond Index	3.43	5.72	N/A	4.41	N/A	5.01	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS II	MARCH 31, 2015	5

BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

On March 25, 2015, the Board of Directors of the Fund approved changes to the Fund’s name, investment objective and investment strategies. The Fund will change its name to BlackRock 40/60 Target Allocation Fund and its investment objective to “seek a balance between long term capital appreciation and high current income, with an emphasis on income.” Under its new investment strategies, the Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 40% of its assets and exposure to fixed-income securities in an amount equal to 60% of its assets. In addition, the investment advisor has determined to change the Fund’s primary benchmark from the S&P 500® Index to the MSCI ACWI Index, and to change the customized weighted index against which the Fund measures its performance from the Barclays U.S. Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE® Index (12%) to the MSCI ACWI Index (28%), MSCI USA Index (12%) and Barclays U.S. Universal Index (60%). The investment advisor believes that the new benchmarks are more relevant to the Fund’s new investment objective and investment strategies. These changes will be effective on May 26, 2015.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.44%	8.36%	N/A	9.97%	N/A	6.48%	N/A
Investor A	5.22	7.97	2.30%	9.56	8.38%	6.10	5.41%
Investor C	4.84	7.08	6.11	8.72	8.72	5.29	5.29
Class R	5.17	7.85	N/A	9.43	N/A	5.96	N/A
Barclays U.S. Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	5.02	8.16	N/A	9.78	N/A	6.06	N/A
S&P 500® Index	5.93	12.73	N/A	14.47	N/A	6.94	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock Growth Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

On March 25, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and investment strategies. The Fund will change its name to BlackRock 60/40 Target Allocation Fund. Under its new investment strategies, the Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets. In addition, the investment advisor has determined to change the Fund’s primary benchmark from the S&P 500® Index to the MSCI ACWI Index, and to change the customized weighted index against which the Fund measures its performance from the Barclays U.S. Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE® Index (16%) to the MSCI ACWI Index (42%), MSCI USA Index (18%) and Barclays U.S. Universal Index (40%). The investment advisor believes that the new benchmarks are more relevant to the Fund’s new investment strategies. These changes will be effective on May 26, 2015.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.86%	8.89%	N/A	10.97%	N/A	6.60%	N/A
Investor A	5.65	8.39	2.70%	10.53	9.34%	6.20	5.51%
Investor C	5.34	7.62	6.64	9.75	9.75	5.44	5.44
Class R	5.58	8.25	N/A	10.36	N/A	6.02	N/A
Barclays U.S. Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	5.49	8.91	N/A	11.44	N/A	6.16	N/A
S&P 500® Index	5.93	12.73	N/A	14.47	N/A	6.94	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS II	MARCH 31, 2015	7

BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

On March 25, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and investment strategies. The Fund will change its name to BlackRock 80/20 Target Allocation Fund. Under its new investment strategies, the Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 80% of its assets and exposure to fixed-income securities in an amount equal to 20% of its assets. In addition, the investment advisor has determined to change the Fund’s primary benchmark from the S&P 500® Index to the MSCI ACWI Index, and to change the customized weighted index against which the Fund measures its performance from the Russell 3000® Index (80%) and MSCI EAFE® Index (20%) to the MSCI ACWI Index (56%), MSCI USA Index (24%) and Barclays U.S. Universal Index (20%). The investment advisor believes that the new benchmarks are more relevant to the Fund’s new investment strategies. These changes will be effective on May 26, 2015.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

[3]

A customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.19%	9.18%	N/A	11.65%	N/A	6.40%	N/A
Investor A	5.99	8.77	3.07%	11.25	10.06%	6.04	5.35%
Investor C	5.63	7.99	7.06	10.43	10.43	5.25	5.25
Class R	5.94	8.67	N/A	11.08	N/A	5.86	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	5.94	9.63	N/A	13.02	N/A	6.14	N/A
S&P 500® Index	5.93	12.73	N/A	14.47	N/A	6.94	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS II	MARCH 31, 2015

BlackRock Conservative Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	47%
Equity Funds	34
Short-Term Securities	19

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	31%
BlackRock Liquidity Funds, TempFund, Institutional Class	18
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	8
BlackRock Global Long/Short Credit Fund, Institutional Class	8
Master Large Cap Growth Portfolio	5
BlackRock Basic Value Fund, Inc., K Class	5
iShares U.S. Financials ETF	3
iShares MSCI EMU ETF	3
iShares U.S. Technology ETF	3
BlackRock Global Long/Short Equity Fund, Institutional Class	3

BlackRock Moderate Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	51%
Fixed Income Funds	30
Short-Term Securities	19

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	20%
BlackRock Liquidity Funds, TempFund, Institutional Class	18
Master Large Cap Growth Portfolio	9
BlackRock Basic Value Fund, Inc., K Class	8
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	5
BlackRock Global Long/Short Credit Fund, Institutional Class	5
BlackRock EuroFund, Institutional Class	4
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	4
iShares U.S. Financials ETF
BlackRock Equity Dividend Fund, Institutional Class	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	MARCH 31, 2015	9

BlackRock Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	68%
Fixed Income Funds	16
Short-Term Securities	16

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Large Cap Growth Portfolio	13%
BlackRock Basic Value Fund, Inc., K Class	12
BlackRock Liquidity Funds, TempFund, Institutional Class	12
Master Total Return Portfolio	11
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	6
BlackRock EuroFund, Institutional Class	5
BlackRock Equity Dividend Fund, Institutional Class	5
iShares U.S. Financials ETF	5
BlackRock Liquidity Series, LLC, Money Market Series	4
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	4

BlackRock Aggressive Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	80%
Short-Term Securities	20

Ten Largest Holdings	Percent of Affiliated Investment Companies

BlackRock Liquidity Funds, TempFund, Institutional Class	18%
Master Large Cap Growth Portfolio	14
BlackRock Basic Value Fund, Inc., K Class	14
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	7
iShares U.S. Financials ETF	7
BlackRock Equity Dividend Fund, Institutional Class	7
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	6
BlackRock EuroFund, Institutional Class	6
iShares U.S. Technology ETF	5
iShares U.S. Industrials ETF	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	MARCH 31, 2015

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, such Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the next page (which are based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	11

Expense Examples
	Actual			Hypothetical[1]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[2]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock Conservative Prepared Portfolio
Institutional	$1,000.00	$1,051.80	$1.02	$1,000.00	$1,023.93	$1.01	0.20%
Investor A	$1,000.00	$1,050.30	$3.02	$1,000.00	$1,021.99	$2.97	0.59%
Investor C	$1,000.00	$1,046.40	$6.73	$1,000.00	$1,018.35	$6.64	1.32%
Class R	$1,000.00	$1,048.60	$4.14	$1,000.00	$1,020.89	$4.08	0.81%
BlackRock Moderate Prepared Portfolio
Institutional	$1,000.00	$1,054.40	$0.82	$1,000.00	$1,024.13	$0.81	0.16%
Investor A	$1,000.00	$1,052.20	$2.71	$1,000.00	$1,022.29	$2.67	0.53%
Investor C	$1,000.00	$1,048.40	$6.69	$1,000.00	$1,018.40	$6.59	1.31%
Class R	$1,000.00	$1,051.70	$3.38	$1,000.00	$1,021.64	$3.33	0.66%
BlackRock Growth Prepared Portfolio
Institutional	$1,000.00	$1,058.60	$0.77	$1,000.00	$1,024.18	$0.76	0.15%
Investor A	$1,000.00	$1,056.50	$2.72	$1,000.00	$1,022.29	$2.67	0.53%
Investor C	$1,000.00	$1,053.40	$6.40	$1,000.00	$1,018.70	$6.29	1.25%
Class R	$1,000.00	$1,055.80	$3.59	$1,000.00	$1,021.44	$3.53	0.70%
BlackRock Aggressive Growth Portfolio
Institutional	$1,000.00	$1,061.90	$0.82	$1,000.00	$1,024.13	$0.81	0.16%
Investor A	$1,000.00	$1,059.90	$2.57	$1,000.00	$1,022.44	$2.52	0.50%
Investor C	$1,000.00	$1,056.30	$6.41	$1,000.00	$1,018.70	$6.29	1.25%
Class R	$1,000.00	$1,059.40	$3.39	$1,000.00	$1,021.64	$3.33	0.66%

[1]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

[2]

Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Funds invest in Master Portfolios, the expense examples reflect the expenses of both the Funds and the Master Portfolios in which they invest. The fees and expenses of the underlying funds in which the Funds invest are not included in the Funds’ annualized expense ratios.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

12	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 34.4%
BlackRock Basic Value Fund, Inc., Class K (b)	214,643	$5,960,644
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	113,270	2,975,596
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class (b)	312,652	3,248,453
BlackRock Energy & Resources Portfolio, Institutional Class (b)	24,993	675,051
BlackRock Equity Dividend Fund, Institutional Class	111,888	2,763,623
BlackRock EuroFund, Institutional Class	139,010	2,107,392
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	273,718	3,276,406
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	131,985	2,569,751
iShares MSCI EMU ETF	95,727	3,693,148
iShares U.S. Financials ETF	42,077	3,747,378
iShares U.S. Healthcare ETF	7,427	1,146,135
iShares U.S. Industrials ETF (c)	14,359	1,548,905
iShares U.S. Real Estate ETF (c)	4,053	321,484
iShares U.S. Technology ETF	32,766	3,439,119
Master Large Cap Growth Portfolio	$6,190,238	6,190,238

		43,663,323

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 47.3%
BlackRock Global Long/Short Credit Fund, Institutional Class	954,402	$10,068,940
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	994,044	10,159,127
Master Total Return Portfolio	$39,740,382	39,740,382

		59,968,449

Short-Term Securities — 18.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)	$22,348,130	22,348,130
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (d)(e)	1,156,776	1,156,776

		23,504,906
Total Affiliated Investment Companies (Cost — $122,871,536) — 100.2%		127,136,678
Liabilities in Excess of Other Assets — (0.2)%		(229,052)

Net Assets — 100.0%		$126,907,626

Portfolio Abbreviations

ETF	Exchange Traded Fund
EUR	Euro
JPY	Japanese Yen

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	13

Schedule of Investments (continued)	BlackRock Conservative Prepared Portfolio

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2015	Value at March 31, 2015	Income	Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	—	214,643		—		214,643	$5,960,644	—	—
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	86,713	26,557		—		113,270	$2,975,596	—	$491,085
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	508,551	—		195,899		312,652	$3,248,453	—	$74,442
BlackRock Energy & Resources Portfolio, Institutional Class	—	24,993		—		24,993	$675,051	—	—
BlackRock Equity Dividend Fund, Institutional Class	99,413	12,475		—		111,888	$2,763,623	$24,282	$109,489
BlackRock EuroFund, Institutional Class	134,780	4,230		—		139,010	$2,107,392	$60,623	—
BlackRock Global Long/Short Credit Fund, Institutional Class	651,971	362,081		59,650		954,402	$10,068,940	—	$265,430
BlackRock Global Long/Short Equity Fund, Institutional Class	443,987	297		170,566		273,718	$3,276,406	—	$81,871
BlackRock Liquidity Funds, TempFund, Institutional Class	904,747	21,443,383	[1]	—		22,348,130	$22,348,130	$4,659	—
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,156,776	[1]	—		$1,156,776	$1,156,776	$3,396	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	103,145	28,840		—		131,985	$2,569,751	—	$512,783
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	696,226	366,213		68,395		994,044	$10,159,127	$70,716	$103,428
iShares MSCI EMU ETF	95,727	—		—		95,727	$3,693,148	$25,054	—
iShares MSCI Japan ETF	380,270	—		380,270		—	—	—	$(465,994)
iShares U.S. Energy ETF	31,434	—		31,434		—	—	$6,860	$(449,414)
iShares U.S. Financials ETF	31,492	10,585		—		42,077	$3,747,378	$24,987	—
iShares U.S. Healthcare ETF	15,794	7,427		15,794		7,427	$1,146,135	$2,260	$304,164
iShares U.S. Industrials ETF	17,605	—		3,246		14,359	$1,548,905	$14,489	$14,158
iShares U.S. Real Estate ETF	—	4,053		—		4,053	$321,484	$2,675	—
iShares U.S. Technology ETF	32,766	—		—		32,766	$3,439,119	$21,570	—
Master Basic Value LLC	$5,487,470	—		$5,487,470	[2,3]	—	—	$44,230	$114,864
Master Large Cap Growth Portfolio	$5,557,190	$633,048	[1,3]	—		$6,190,238	$6,190,238	$39,514	$161,185
Master Total Return Portfolio	$37,058,770	$2,681,612	[1,3]	—		$39,740,382	$39,740,382	$621,888	$920,102

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan. (d) Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
47	E-Mini S&P 500 Futures	Chicago Mercantile	June 2015	$4,842,880	$(17,390)
122	Euro STOXX 50 Index	Eurex	June 2015	$4,757,620	53,303
22	JPY Currency Futures	Chicago Mercantile	June 2015	$2,295,150	26,263
32	Nikkei 225 Futures	Osaka	June 2015	$5,125,870	120,106
19	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	$2,449,219	16,180
(11)	EUR Currency Futures	Chicago Mercantile	June 2015	$1,478,675	(19,731)
(50)	U.S. Treasury Notes (5 Year)	Chicago Mercantile	June 2015	$6,010,547	(58,595)
Total					$120,136

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$80,049,282	$47,087,396	—	$127,136,678

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$173,409	—	—	$173,409
Foreign currency exchange contracts	26,263	—	—	26,263
Interest rate contracts	16,180	—	—	16,180
Liabilities:
Equity contracts	(17,390)	—	—	(17,390)
Foreign currency exchange contracts	(19,731)	—	—	(19,731)
Interest rate contracts	(58,595)	—	—	(58,595)

Total	$120,136	—	—	$120,136

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$9,964	—	—	$9,964
Cash pledged for financial futures contracts	862,960	—	—	862,960
Liabilities:
Collateral on securities loaned at value	—	$(1,156,776)	—	(1,156,776)

Total	$872,924	$(1,156,776)	—	$(283,852)

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	15

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 51.7%
BlackRock Basic Value Fund, Inc., Class K (b)	502,252	$13,947,541
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	266,765	7,007,915
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class (b)	291,341	3,027,028
BlackRock Energy & Resources Portfolio, Institutional Class (b)	81,844	2,210,611
BlackRock Equity Dividend Fund, Institutional Class	263,498	6,508,403
BlackRock EuroFund, Institutional Class	473,875	7,183,943
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	255,216	3,054,930
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	257,537	5,014,243
iShares MSCI EMU ETF	123,926	4,781,065
iShares U.S. Financials ETF	75,711	6,742,822
iShares U.S. Healthcare ETF	15,491	2,390,571
iShares U.S. Industrials ETF (c)	29,507	3,182,920
iShares U.S. Real Estate ETF (c)	13,902	1,102,707
iShares U.S. Technology ETF	48,486	5,089,091
Master Large Cap Growth Portfolio	$14,489,089	14,489,089

		85,732,879

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 29.4%
BlackRock Global Long/Short Credit Fund, Institutional Class	718,460	$7,579,758
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	754,141	7,707,316
Master Total Return Portfolio	$33,371,237	33,371,237

		48,658,311

Short-Term Securities — 18.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)	$29,825,996	29,825,996
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (d)(e)	1,323,290	1,323,290

		31,149,286
Total Affiliated Investment Companies (Cost — $157,639,208) — 99.9%		165,540,476
Other Assets Less Liabilities — 0.1%		224,367

Net Assets — 100.0%		$165,764,843

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Moderate Prepared Portfolio

Notes to Schedule of Investments
(a)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2015	Value at March 31, 2015	Income	Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	—	502,252		—		502,252	$13,947,541	—	—
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	216,926	49,839		—		266,765	$7,007,915	—	$1,228,524
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	526,687	—		235,346		291,341	$3,027,028	—	$89,431
BlackRock Energy & Resources Portfolio, Institutional Class	—	110,988		29,144		81,844	$2,210,611	—	$(228,781)
BlackRock Equity Dividend Fund, Institutional Class	249,573	13,925		—		263,498	$6,508,403	$60,960	$274,868
BlackRock EuroFund, Institutional Class	262,511	211,364		—		473,875	$7,183,943	$160,994	—
BlackRock Global Long/Short Credit Fund, Institutional Class	614,448	104,012		—		718,460	$7,579,758	—	$283,016
BlackRock Global Long/Short Equity Fund, Institutional Class	459,820	277		204,881		255,216	$3,054,930	—	$98,343
BlackRock Liquidity Funds, TempFund, Institutional Class	4,686,158	25,139,838	[1]	—		29,825,996	$29,825,996	$5,502	$1,287
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,323,290	[1]	—		$1,323,290	$1,323,290	$7,600	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	201,262	56,275		—		257,537	$5,014,243	—	$1,000,573
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	655,870	98,271		—		754,141	$7,707,316	$70,663	$116,620
iShares MSCI EMU ETF	123,926	—		—		123,926	$4,781,065	$32,434	—
iShares MSCI Japan ETF	692,827	—		692,827		—	—	—	$(832,584)
iShares U.S. Energy ETF	61,158	—		61,158		—	—	$13,346	$(874,381)
iShares U.S. Financials ETF	61,153	14,558		—		75,711	$6,742,822	$46,392	—
iShares U.S. Healthcare ETF	30,720	15,491		30,720		15,491	$2,390,571	$4,715	$591,613
iShares U.S. Industrials ETF	33,972	—		4,465		29,507	$3,182,920	$28,572	$19,475
iShares U.S. Real Estate ETF	—	13,902		—		13,902	$1,102,707	$9,175	—
iShares U.S. Technology ETF	63,627	—		15,141		48,486	$5,089,091	$37,592	$174,177
Master Basic Value LLC	$13,224,853	—		$13,224,853	[2,3]	—	—	$106,595	$108,109
Master Large Cap Growth Portfolio	$13,381,162	$1,107,927	[1,3]	—		$14,489,089	$14,489,089	$94,482	$387,591
Master Total Return Portfolio	$31,981,599	$1,389,638	[1,3]	—		$33,371,237	$33,371,237	$522,321	$773,137

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
94	E-Mini S&P 500 Futures	Chicago Mercantile	June 2015	$9,685,760	$(34,530)
159	Euro STOXX 50 Index	Eurex	June 2015	$6,200,505	69,858
42	JPY Currency Futures	Chicago Mercantile	June 2015	$4,381,650	50,203
68	Nikkei 225 Futures	Osaka	June 2015	$10,892,474	245,147
(16)	EUR Currency Futures	Chicago Mercantile	June 2015	$2,150,800	(28,675)
(69)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	$8,294,555	(80,759)
(21)	U.S. Treasury Notes (10 Year)	Chicago Mercantile	June 2015	$2,707,031	(17,729)
Total					$203,515

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	17

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$116,356,860	$49,183,616	—	$165,540,476

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$315,005	—	—	$315,005
Foreign currency exchange contracts	50,203	—	—	50,203
Liabilities:
Equity contracts	(34,530)	—	—	(34,530)
Foreign currency exchange contracts	(28,675)	—	—	(28,675)
Interest rate contracts	(98,488)	—	—	(98,488)

Total	$203,515	—	—	$203,515

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$25,349	—	—	$25,349
Cash pledged for financial futures contracts	1,517,410	—	—	1,517,410
Liabilities:
Collateral on securities loaned at value	—	$(1,323,290)	—	(1,323,290)

Total	$1,542,759	$(1,323,290)	—	$219,469

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 70.7%
BlackRock Basic Value Fund, Inc., Class K (b)	465,691	$12,932,226
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	222,273	5,839,100
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class (b)	179,290	1,862,820
BlackRock Energy & Resources Portfolio, Institutional Class (b)	40,548	1,095,214
BlackRock Equity Dividend Fund, Institutional Class	220,802	5,453,815
BlackRock EuroFund, Institutional Class	369,968	5,608,719
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	156,698	1,875,672
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	232,547	4,527,689
iShares MSCI EMU ETF (c)	84,372	3,255,072
iShares U.S. Financials ETF	59,741	5,320,534
iShares U.S. Healthcare ETF	13,232	2,041,962
iShares U.S. Industrials ETF (c)	26,464	2,854,672
iShares U.S. Real Estate ETF (c)	13,070	1,036,712
iShares U.S. Technology ETF	30,514	3,202,749
Master Large Cap Growth Portfolio	$13,330,802	13,330,802

		70,237,758

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 17.0%
BlackRock Global Long/Short Credit Fund, Institutional Class	256,770	$2,708,928
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	269,509	2,754,384
Master Total Return Portfolio	$11,381,881	11,381,881

		16,845,193

Short-Term Securities — 16.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)	$12,059,623	12,059,623
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (d)(e)	4,758,618	4,758,618

		16,818,241
Total Affiliated Investment Companies (Cost — $97,092,011) — 104.6%		103,901,192
Liabilities in Excess of Other Assets — (4.6)%		(4,541,970)

Net Assets — 100.0%		$99,359,222

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	19

Schedule of Investments (continued)	BlackRock Growth Prepared Portfolio

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2015	Value at March 31, 2015	Income	Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	—	465,691		—		465,691	$12,932,226	—	—
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	152,591	69,682		—		222,273	$5,839,100	—	$864,171
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	179,290	—		—		179,290	$1,862,820	—	—
BlackRock Energy & Resources Portfolio, Institutional Class	—	68,618		28,070		40,548	$1,095,214	—	$(220,352)
BlackRock Equity Dividend Fund, Institutional Class	174,887	45,915		—		220,802	$5,453,815	$42,717	$192,612
BlackRock EuroFund, Institutional Class	238,118	131,850		—		369,968	$5,608,719	$133,379	—
BlackRock Global Long/Short Credit Fund, Institutional Class	245,973	10,797		—		256,770	$2,708,928	—	$114,005
BlackRock Global Long/Short Equity Fund, Institutional Class	156,528	170		—		156,698	$1,875,672	—	—
BlackRock Liquidity Funds, TempFund, Institutional Class	1,973,217	10,086,406	[1]	—		12,059,623	$12,059,623	$3,236	—
BlackRock Liquidity Series, LLC, Money Market Series	$3,105,000	$1,653,618	[1]	—		$4,758,618	$4,758,618	$18,789	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	181,732	50,815		—		232,547	$4,527,689	—	$903,472
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	262,173	7,336		—		269,509	$2,754,384	$27,561	$46,617
iShares MSCI EMU ETF	84,372	—		—		84,372	$3,255,072	$22,082	—
iShares MSCI Japan ETF	531,204	—		531,204		—	—	—	$(647,407)
iShares U.S. Energy ETF	55,411	—		55,411		—	—	$12,092	$(768,058)
iShares U.S. Financials ETF	43,356	16,385		—		59,741	$5,320,534	$35,316	—
iShares U.S. Healthcare ETF	35,666	—		22,434		13,232	$2,041,962	$12,299	$373,881
iShares U.S. Industrials ETF	30,810	—		4,346		26,464	$2,854,672	$25,812	$18,956
iShares U.S. Real Estate ETF	—	13,070		—		13,070	$1,036,712	$8,626	—
iShares U.S. Technology ETF	57,758	—		27,244		30,514	$3,202,749	$30,296	$239,071
Master Basic Value LLC	$9,666,198	—		$9,666,198	[2,3]	—	—	$77,912	$(217,898)
Master Large Cap Growth Portfolio	$9,788,609	$3,542,193	[1,3]	—		$13,330,802	$13,330,802	$73,471	$286,981
Master Total Return Portfolio	$10,907,860	$474,021	[1,3]	—		$11,381,881	$11,381,881	$178,147	$263,647

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
55	E-Mini S&P 500 Futures	Chicago Mercantile	June 2015	$5,667,200	$(20,204)
96	Euro STOXX 50 Index	Eurex	June 2015	$3,743,701	42,133
33	JPY Currency Futures	Chicago Mercantile	June 2015	$3,442,725	39,445
45	Nikkei 225 Futures	Osaka	June 2015	$7,208,255	164,240
(10)	EUR Currency Futures	Chicago Mercantile	June 2015	$1,344,250	(17,922)
(41)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	$4,928,648	(47,987)
(71)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	$9,152,344	(59,942)
Total					$99,763

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$74,429,891	$29,471,301	—	$103,901,192

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$206,373	—	—	$206,373
Foreign currency exchange contracts	39,445	—	—	39,445
Liabilities:
Equity contracts	(20,204)	—	—	(20,204)
Foreign currency exchange contracts	(17,922)	—	—	(17,922)
Interest rate contracts	(107,929)	—	—	(107,929)

Total	$99,763	—	—	$99,763

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$21,850	—	—	$21,850
Cash pledged for financial futures contracts	1,031,330	—	—	1,031,330
Liabilities:
Collateral on securities loaned at value	—	$(4,758,618)	—	(4,758,618)

Total	$1,053,180	$(4,758,618)	—	$(3,705,438)

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	21

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 81.0%
BlackRock Basic Value Fund, Inc., Class K (b)	234,358	$6,508,114
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	126,658	3,327,307
BlackRock Energy & Resources Portfolio, Institutional Class (b)	38,424	1,037,820
BlackRock Equity Dividend Fund, Institutional Class	125,176	3,091,835
BlackRock EuroFund, Institutional Class	184,389	2,795,335
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	145,383	2,830,616
iShares MSCI EMU ETF	42,305	1,632,127
iShares U.S. Financials ETF	34,740	3,093,944
iShares U.S. Healthcare ETF	10,877	1,678,539
iShares U.S. Industrials ETF (c)	19,343	2,086,529
iShares U.S. Real Estate ETF (c)	7,820	620,282
iShares U.S. Technology ETF	20,729	2,175,716
Master Large Cap Growth Portfolio	$6,740,077	6,740,077

		37,618,241

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 20.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)	8,459,985	$8,459,985
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (d)(e)	$1,176,124	1,176,124

		9,636,109
Total Affiliated Investment Companies (Cost — $43,255,044) — 101.7%		47,254,350
Liabilities in Excess of Other Assets — (1.7)%		(783,123)

Net Assets — 100.0%		$46,471,227

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2015	Value at March 31, 2015	Income	Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	—	234,358		—		234,358	$6,508,114	—	—
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	95,750	30,908		—		126,658	$3,327,307	—	$542,261
BlackRock Energy & Resources Portfolio, Institutional Class	—	38,424		—		38,424	$1,037,820	—	—
BlackRock Equity Dividend Fund, Institutional Class	109,747	15,429		—		125,176	$3,091,835	$26,807	$120,870
BlackRock EuroFund, Institutional Class	149,179	35,210		—		184,389	$2,795,335	$67,099	—
BlackRock Liquidity Funds, TempFund, Institutional Class	5,070,733	3,389,252	[1]	—		8,459,985	$8,459,985	$2,700	—
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,176,124	[1]	—		$1,176,124	$1,176,124	$8,502	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	113,615	31,768		—		145,383	$2,830,616	—	$564,839
iShares MSCI EMU ETF	42,305	—		—		42,305	$1,632,127	$11,072	—
iShares MSCI Japan ETF	295,827	—		295,827		—	—	—	$(365,786)
iShares U.S. Energy ETF	34,770	—		34,770		—	—	$7,588	$(497,110)
iShares U.S. Financials ETF	34,740	—		—		34,740	$3,093,944	$23,370	—
iShares U.S. Healthcare ETF	17,467	1,503		8,093		10,877	$1,678,539	$7,302	$110,800
iShares U.S. Industrials ETF	19,343	—		—		19,343	$2,086,529	$17,136	—
iShares U.S. Real Estate ETF	—	7,820		—		7,820	$620,282	$5,161	—
iShares U.S. Technology ETF	36,155	—		15,426		20,729	$2,175,716	$19,426	$56,679
Master Basic Value LLC	$5,508,829	—		$5,508,829	[2,3]	—	—	$44,403	$79,401
Master Large Cap Growth Portfolio	$5,581,295	$1,158,782	[1,3]	—		$6,740,077	$6,740,077	$40,519	$162,544

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
28	E-Mini S&P 500 Futures	Chicago Mercantile	June 2015	$2,885,120	$(10,286)
24	Euro STOXX 50 Index	Eurex	June 2015	$935,925	10,676
19	JPY Currency Futures	Chicago Mercantile	June 2015	$1,982,175	22,711
25	Nikkei 225 Futures	Osaka	June 2015	$4,004,586	86,847
(2)	EUR Currency Futures	Chicago Mercantile	June 2015	$268,850	(3,584)
Total					$106,364

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$39,338,149	$7,916,201	—	$47,254,350

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$97,523	—	—	$97,523
Foreign currency exchange contracts	22,711	—	—	22,711
Liabilities:
Equity contracts	(10,286)	—	—	(10,286)
Foreign currency exchange contracts	(3,584)	—	—	(3,584)

Total	$106,364	—	—	$106,364

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$9,379	—	—	$9,379
Cash pledged for financial futures contracts	443,000	—	—	443,000
Liabilities:
Collateral on securities loaned at value	—	$(1,176,124)	—	(1,176,124)

Total	$452,379	$(1,176,124)	—	$(723,745)

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	23

Statements of Assets and Liabilities

March 31, 2015 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Assets
Investments at value — affiliated[1,2]	$127,136,678	$165,540,476	$103,901,192	$47,254,350
Cash	9,964	25,349	21,850	9,379
Cash pledged for financial futures contracts	862,960	1,517,410	1,031,330	443,000
Variation margin receivable on financial futures contracts	22,851	26,964	18,457	6,533
Capital shares sold receivable	626,545	498,222	99,498	149,100
Receivable from Manager	2,955	5,596	14,180	19,085
Securities lending income receivable — affiliated	4,490	4,907	7,433	3,695
Dividends receivable — affiliated	1,177	1,653	611	474
Prepaid expenses	51,977	56,917	48,228	46,838

Total assets	128,719,597	167,677,494	105,142,779	47,932,454

Liabilities
Collateral on securities loaned at value	1,156,776	1,323,290	4,758,618	1,176,124
Variation margin payable on financial futures contracts	141,677	264,452	183,695	74,062
Capital shares redeemed payable	379,334	164,677	717,760	122,819
Service and distribution fees payable	53,397	70,446	46,458	20,380
Officer’s and Trustees’ fees payable	5,036	5,101	5,013	4,910
Other affiliates payable	2,725	3,500	1,589	—
Other accrued expenses payable	73,026	81,185	70,424	62,932

Total liabilities	1,811,971	1,912,651	5,783,557	1,461,227

Net Assets	$126,907,626	$165,764,843	$99,359,222	$46,471,227

Net Assets Consist of
Paid-in capital	$117,724,912	$149,726,108	$86,441,066	$38,892,401
Distributions in excess of net investment income	(908,335)	(1,238,191)	(770,474)	(431,417)
Undistributed net realized gain	5,705,771	9,172,143	6,779,686	3,904,573
Net unrealized appreciation/depreciation	4,385,278	8,104,783	6,908,944	4,105,670

Net Assets	$126,907,626	$165,764,843	$99,359,222	$46,471,227

[1] Investments at cost — affiliated	$122,871,536	$157,639,208	$97,092,011	$43,255,044
[2] Securities loaned at value	$1,124,577	$1,287,602	$4,620,150	$1,143,874

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2015

Statements of Assets and Liabilities (concluded)

March 31, 2015 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Net Asset Value
Institutional
Net assets	$15,454,664	$15,634,636	$5,014,816	$2,392,019

Shares outstanding[1]	1,317,242	1,306,442	384,114	190,443

Net asset value	$11.73	$11.97	$13.06	$12.56

Investor A
Net assets	$55,540,601	$76,084,948	$48,107,250	$22,526,056

Shares outstanding[1]	4,779,013	6,393,348	3,727,073	1,815,988

Net asset value	$11.62	$11.90	$12.91	$12.40

Investor C
Net assets	$45,828,554	$57,188,451	$38,765,649	$14,681,370

Shares outstanding[1]	3,972,588	4,850,172	3,051,156	1,212,271

Net asset value	$11.54	$11.79	$12.71	$12.11

Class R
Net assets	$10,083,807	$16,856,808	$7,471,507	$6,871,782

Shares outstanding[1]	871,480	1,422,740	580,743	558,325

Net asset value	$11.57	$11.85	$12.87	$12.31

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	25

Statements of Operations

Six Months Ended March 31, 2015 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Investment Income
Dividends — affiliated	$258,175	$470,345	$353,416	$187,661
Securities lending — affiliated — net	3,396	7,600	18,789	8,502
Other income — affiliated	3,772	—	—	—
Net investment income allocated from affiliated Master
Portfolios:
Income	705,632	723,398	329,530	84,922
Expenses	(46,648)	(76,326)	(49,979)	(24,256)

Total income	924,327	1,125,017	651,756	256,829

Fund Expenses
Service and distribution — class specific	295,004	390,798	260,740	118,915
Transfer agent — class specific	62,450	77,424	57,444	41,254
Administration	32,306	44,826	27,305	13,339
Registration	28,299	31,551	26,487	24,771
Professional	26,751	26,147	27,133	25,662
Administration — class specific	12,415	17,205	10,478	5,107
Officer and Trustees	8,819	9,076	8,731	8,439
Printing	8,465	10,117	8,296	6,002
Accounting	13,369	15,491	12,398	8,039
Custodian	7,472	7,439	7,482	7,176
Miscellaneous	6,025	6,286	5,952	5,587
Recoupment of past waived and/or reimbursed fees — class specific	3,977	5,904	73	—

Total expenses	505,352	642,264	452,519	264,291
Less administration fees waived	(32,306)	(44,826)	(27,305)	(13,339)
Less administration fees waived — class specific	(4,760)	(3,553)	(7,698)	(5,107)
Less transfer agent fees waived — class specific	(77)	(79)	(703)	(1,354)
Less transfer agent fees reimbursed — class specific	(7,183)	(16,358)	(10,345)	(23,602)
Less expenses reimbursed by Manager	(33,189)	(52,570)	(77,250)	(73,476)

Total expenses after fees waived and/or reimbursed	427,837	524,878	329,218	147,413

Net investment income	496,490	600,139	322,538	109,416

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(456,735)	(961,419)	(1,003,919)	(695,416)
Capital gain distributions received from affiliated investment companies	1,498,177	2,903,600	2,120,887	1,227,969
Allocation from affiliated Master Portfolios	1,196,151	1,268,837	332,730	241,945
Financial futures contracts	2,469,837	3,713,525	2,459,547	1,158,337

	4,707,430	6,924,543	3,909,245	1,932,835

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(416,704)	(1,018,454)	(187,627)	115,790
Allocation from affiliated Master Portfolios	387,925	902,543	896,692	290,590
Financial futures contracts	145,467	241,979	122,083	156,152

	116,688	126,068	831,148	562,532

Net realized and unrealized gain	4,824,118	7,050,611	4,740,393	2,495,367

Net Increase in Net Assets Resulting from Operations	$5,320,608	$7,650,750	$5,062,931	$2,604,783

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2015

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$496,490	$1,301,715	$600,139	$1,372,750
Net realized gain	4,707,430	7,221,761	6,924,543	14,793,731
Net change in unrealized appreciation/depreciation	116,688	(1,413,452)	126,068	(4,182,175)

Net increase in net assets resulting from operations	5,320,608	7,110,024	7,650,750	11,984,306

Distributions to Shareholders From[1]
Net investment income:
Institutional	(322,047)	(157,238)	(404,952)	(201,907)
Investor A	(1,384,971)	(791,681)	(1,623,169)	(1,376,925)
Investor C	(964,456)	(535,809)	(879,253)	(931,454)
Class R	(238,533)	(165,277)	(342,631)	(489,718)
Net realized gain:
Institutional	(510,018)	(183,312)	(1,177,292)	(160,297)
Investor A	(2,463,808)	(1,079,205)	(5,344,633)	(1,250,157)
Investor C	(2,208,218)	(1,034,459)	(4,159,710)	(1,204,026)
Class R	(465,991)	(254,055)	(1,249,769)	(466,845)

Decrease in net assets resulting from distributions to shareholders	(8,558,042)	(4,201,036)	(15,181,409)	(6,081,329)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	27,050,876	19,390,922	28,174,106	27,342,198

Net Assets
Total increase in net assets	23,813,442	22,299,910	20,643,447	33,245,175
Beginning of period	103,094,184	80,794,274	145,121,396	111,876,221

End of period	$126,907,626	$103,094,184	$165,764,843	$145,121,396

Undistributed (distributions in excess of) net investment income, end of period	$(908,335)	$1,505,182	$(1,238,191)	$1,411,675

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	27

Statements of Changes in Net Assets (concluded)

	BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$322,538	$532,910	$109,416	$170,828
Net realized gain	3,909,245	13,550,253	1,932,835	9,674,355
Net change in unrealized appreciation/depreciation	831,148	(4,290,057)	562,532	(4,515,491)

Net increase in net assets resulting from operations	5,062,931	9,793,106	2,604,783	5,329,692

Distributions to Shareholders From[1]
Net investment income:
Institutional	(165,406)	(55,355)	(71,762)	(27,815)
Investor A	(1,323,559)	(598,212)	(619,203)	(217,015)
Investor C	(873,119)	(201,512)	(300,517)	(102,904)
Class R	(197,922)	(72,928)	(188,519)	(79,570)
Net realized gain:
Institutional	(302,877)	—	(257,292)	—
Investor A	(2,810,721)	—	(2,517,576)	—
Investor C	(2,463,423)	—	(1,828,426)	—
Class R	(456,001)	—	(834,388)	—

Decrease in net assets resulting from distributions to shareholders	(8,593,028)	(928,007)	(6,617,683)	(427,304)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	14,369,642	(3,370,874)	6,226,112	(5,608,094)

Net Assets
Total increase (decrease) in net assets	10,839,545	5,494,225	2,213,212	(705,706)
Beginning of period	88,519,677	83,025,452	44,258,015	44,963,721

End of period	$99,359,222	$88,519,677	$46,471,227	$44,258,015

Undistributed (distributions in excess of) net investment income, end of period	$(770,474)	$1,466,994	$(431,417)	$639,168

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional							Investor A
	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
			2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.15		$11.78	$11.31	$10.14	$10.19	$9.50	$12.02	$11.67	$11.21	$10.06	$10.12	$9.45

Net investment income[1]	0.09		0.25	0.29	0.32	0.33	0.31	0.07	0.20	0.25	0.27	0.28	0.25
Net realized and unrealized gain (loss)	0.52		0.79	0.68	1.23	(0.10)	0.70	0.51	0.77	0.68	1.22	(0.10)	0.71

Net increase from investment operations	0.61		1.04	0.97	1.55	0.23	1.01	0.58	0.97	0.93	1.49	0.18	0.96

Distributions from:[2]
Net investment income	(0.40)		(0.31)	(0.29)	(0.31)	(0.28)	(0.32)	(0.35)	(0.26)	(0.26)	(0.27)	(0.24)	(0.29)
Net realized gain	(0.63)		(0.36)	(0.21)	(0.07)	—	—	(0.63)	(0.36)	(0.21)	(0.07)	—	—

Total distributions	(1.03)		(0.67)	(0.50)	(0.38)	(0.28)	(0.32)	(0.98)	(0.62)	(0.47)	(0.34)	(0.24)	(0.29)

Net asset value, end of period	$11.73		$12.15	$11.78	$11.31	$10.14	$10.19	$11.62	$12.02	$11.67	$11.21	$10.06	$10.12

Total Return[3]
Based on net asset value	5.18%[4]		9.04%	8.92%	15.66%	2.15%[5]	10.85%	5.03%[4]	8.54%	8.55%	15.19%	1.71%[5]	10.31%

Ratios to Average Net Assets
Total expenses[6]	0.40%[7]		0.47%	0.63%	0.84%	0.77%	0.53%	0.71%[7,8]	0.79%[8]	0.97%[8]	1.15%[8]	1.10%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	0.20%[7]		0.27%	0.35%	0.47%	0.40%	0.13%	0.59%[7]	0.67%	0.75%	0.87%	0.78%	0.53%

Net investment income[6]	1.56%[7]		2.05%	2.55%	3.00%	3.11%	3.14%	1.15%[7]	1.66%	2.17%	2.56%	2.67%	2.62%

Supplemental Data
Net assets, end of period (000)	$15,455		$9,571	$5,252	$1,692	$1,399	$1,423	$55,541	$45,095	$34,939	$26,058	$14,922	$12,279

Portfolio turnover rate	2	0%	46%	45%	48%	144%	49%	20%	46%	45%	48%	144%	49%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.42%	0.37%	0.24%	0.26%	0.42%	0.81%

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015, the ratio would have been 0.69%. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	29

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$11.91	$11.57	$11.12	$9.97	$10.03	$9.37	$11.96	$11.60	$11.15	$10.00	$10.05	$9.40

Net investment income[1]	0.02	0.11	0.16	0.20	0.21	0.19	0.06	0.17	0.22	0.25	0.26	0.23
Net realized and unrealized gain (loss)	0.51	0.77	0.68	1.21	(0.10)	0.70	0.50	0.78	0.67	1.21	(0.09)	0.69

Net increase from investment operations	0.53	0.88	0.84	1.41	0.11	0.89	0.56	0.95	0.89	1.46	0.17	0.92

Distributions from:[2]
Net investment income	(0.27)	(0.18)	(0.18)	(0.19)	(0.17)	(0.23)	(0.32)	(0.23)	(0.23)	(0.24)	(0.22)	(0.27)
Net realized gain	(0.63)	(0.36)	(0.21)	(0.07)	—	—	(0.63)	(0.36)	(0.21)	(0.07)	—	—

Total distributions	(0.90)	(0.54)	(0.39)	(0.26)	(0.17)	(0.23)	(0.95)	(0.59)	(0.44)	(0.31)	(0.22)	(0.27)

Net asset value, end of period	$11.54	$11.91	$11.57	$11.12	$9.97	$10.03	$11.57	$11.96	$11.60	$11.15	$10.00	$10.05

Total Return[3]
Based on net asset value	4.64%[4]	7.80%	7.74%	14.40%	0.99%[5]	9.61%	4.86%[4]	8.40%	8.22%	14.94%	1.62%[5]	10.02%

Ratios to Average Net Assets
Total expenses[6]	1.45%[7]	1.54%	1.73%	1.95%	1.90%	1.69%	1.03%[7]	1.13%	1.30%	1.56%	1.51%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	1.32%[7]	1.39%	1.47%	1.59%	1.52%	1.25%	0.81%[7]	0.88%	0.96%	1.08%	1.01%	0.74%

Net investment income[6]	0.43%[7]	0.94%	1.46%	1.89%	1.97%	1.93%	0.95%[7]	1.45%	1.96%	2.40%	2.47%	2.36%

Supplemental Data
Net assets, end of period (000)	$45,829	$39,413	$32,357	$28,169	$22,824	$23,786	$10,084	$9,016	$8,247	$7,911	$6,796	$6,751

Portfolio turnover rate	20%	46%	45%	48%	144%	49%	20%	46%	45%	48%	144%	49%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59% and 1.21% for the Investor C and Class R Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.42%	0.37%	0.24%	0.26%	0.42%	0.81%

[7]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional						Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.64	$12.15	$10.96	$9.48	$9.62	$8.94	$12.56	$12.06	$10.90	$9.43	$9.56	$8.90

Net investment income[1]	0.09	0.20	0.26	0.26	0.24	0.18	0.06	0.17	0.21	0.22	0.20	0.18
Net realized and unrealized gain (loss)	0.57	1.06	1.11	1.50	(0.14)	0.71	0.57	1.05	1.11	1.49	(0.13)	0.65

Net increase from investment operations	0.66	1.26	1.37	1.76	0.10	0.89	0.63	1.22	1.32	1.71	0.07	0.83

Distributions from:[2]
Net investment income	(0.34)	(0.43)	(0.18)	(0.28)	(0.24)	(0.21)	(0.30)	(0.38)	(0.16)	(0.24)	(0.20)	(0.17)
Net realized gain	(0.99)	(0.34)	—	—	—	—	(0.99)	(0.34)	—	—	—	—

Total distributions	(1.33)	(0.77)	(0.18)	(0.28)	(0.24)	(0.21)	(1.29)	(0.72)	(0.16)	(0.24)	(0.20)	(0.17)

Net asset value, end of period	$11.97	$12.64	$12.15	$10.96	$9.48	$9.62	$11.90	$12.56	$12.06	$10.90	$9.43	$9.56

Total Return[3]
Based on net asset value	5.44%[4]	10.73%	12.72%	18.90%	0.85%[5]	10.02%	5.22%[4]	10.41%	12.25%	18.45%	0.59%[5]	9.47%

Ratios to Average Net Assets
Total expenses[6]	0.38%[7]	0.45%	0.54%	0.70%	0.64%	0.47%	0.66%[7,8]	0.73%	0.81%	0.96%	0.89%	0.68%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	0.16%[7]	0.23%	0.27%	0.37%	0.31%	0.09%	0.53%[7]	0.60%	0.62%	0.74%	0.69%	0.48%

Net investment income[6]	1.40%[7]	1.61%	2.22%	2.49%	2.34%	1.92%	1.03%[7]	1.33%	1.88%	2.12%	1.95%	1.91%

Supplemental Data
Net assets, end of period (000)	$15,635	$14,627	$4,948	$2,141	$1,336	$1,445	$76,085	$63,500	$49,473	$39,411	$24,336	$24,668

Portfolio turnover rate	22%	60%	51%	57%	147%	50%	22%	60%	51%	57%	147%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.43%	0.43%	0.36%	0.37%	0.50%	0.84%

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015, the ratio would have been 0.65%. There was no financial impact to the expense ratios for the year ended September 30, 2010.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	31

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.41	$11.91	$10.78	$9.32	$9.46	$8.81	$12.49	$12.00	$10.84	$9.38	$9.51	$8.86

Net investment income[1]	0.02	0.07	0.12	0.14	0.12	0.11	0.05	0.15	0.20	0.21	0.18	0.17
Net realized and unrealized gain (loss)	0.56	1.04	1.10	1.48	(0.13)	0.66	0.57	1.04	1.11	1.47	(0.12)	0.65

Net increase (decrease) from investment operations	0.58	1.11	1.22	1.62	(0.01)	0.77	0.62	1.19	1.31	1.68	0.06	0.82

Distributions from:[2]
Net investment income	(0.21)	(0.27)	(0.09)	(0.16)	(0.13)	(0.12)	(0.27)	(0.36)	(0.15)	(0.22)	(0.19)	(0.17)
Net realized gain	(0.99)	(0.34)	—	—	—	—	(0.99)	(0.34)	—	—	—	—

Total distributions	(1.20)	(0.61)	(0.09)	(0.16)	(0.13)	(0.12)	(1.26)	(0.70)	(0.15)	(0.22)	(0.19)	(0.17)

Net asset value, end of period	$11.79	$12.41	$11.91	$10.78	$9.32	$9.46	$11.85	$12.49	$12.00	$10.84	$9.38	$9.51

Total Return[3]
Based on net asset value	4.84%[4]	9.52%	11.39%	17.51%	(0.23)%[5]	8.76%	5.17%[4]	10.21%	12.19%	18.16%	0.54%[5]	9.34%

Ratios to Average Net Assets
Total expenses[6]	1.44%[7,8]	1.50%[7]	1.62%[7]	1.77%[7]	1.68%	1.48%	0.95%[8]	1.01%	1.12%[9]	1.26%	1.19%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	1.31%[8]	1.38%	1.42%	1.52%	1.46%	1.24%	0.66%[8]	0.73%	0.77%	0.87%	0.81%	0.59%

Net investment income[6]	0.25%[8]	0.56%	1.11%	1.41%	1.22%	1.17%	0.89%[8]	1.22%	1.76%	2.04%	1.81%	1.84%

Supplemental Data
Net assets, end of period (000)	$57,188	$50,554	$41,748	$39,805	$36,963	$44,195	$16,857	$16,440	$15,707	$14,881	$12,385	$13,573

Portfolio turnover rate	22%	60%	51%	57%	147%	50%	22%	60%	51%	57%	147%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)% and 0.21% for the Investor C and Class R Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.43%	0.43%	0.36%	0.37%	0.50%	0.84%

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015 and the year ended September 30, 2014, the ratio would have been 1.42% and 1.49%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the year ended September 30, 2013.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional						Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.64	$12.32	$10.77	$9.04	$9.19	$8.53	$13.46	$12.18	$10.65	$8.95	$9.10	$8.45

Net investment income[1]	0.09	0.17	0.21	0.22	0.16	0.15	0.06	0.11	0.16	0.16	0.12	0.11
Net realized and unrealized gain (loss)	0.69	1.35	1.55	1.70	(0.17)	0.62	0.68	1.34	1.54	1.70	(0.16)	0.62

Net increase (decrease) from investment operations	0.78	1.52	1.76	1.92	(0.01)	0.77	0.74	1.45	1.70	1.86	(0.04)	0.73

Distributions from:[2]
Net investment income	(0.48)	(0.20)	(0.21)	(0.19)	(0.14)	(0.11)	(0.41)	(0.17)	(0.17)	(0.16)	(0.11)	(0.08)
Net realized gain	(0.88)	—	—	—	—	—	(0.88)	—	—	—	—	—

Total dividends and distributions	(1.36)	(0.20)	(0.21)	(0.19)	(0.14)	(0.11)	(1.29)	(0.17)	(0.17)	(0.16)	(0.11)	(0.08)

Net asset value, end of period	$13.06	$13.64	$12.32	$10.77	$9.04	$9.19	$12.91	$13.46	$12.18	$10.65	$8.95	$9.10

Total Return[3]
Based on net asset value	5.86%[4]	12.43%	16.62%	21.49%	(0.21)%[5]	9.00%	5.65%[4]	11.95%	16.20%	20.94%	(0.54)%[5]	8.72%

Ratios to Average Net Assets
Total expenses[6]	0.53%[7]	0.56%	0.65%	0.75%	0.61%	0.47%	0.76%[7,8]	0.81%[8]	0.86%[8]	1.00%	0.92%[8]	0.75%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	0.15%[7]	0.21%	0.20%	0.29%	0.24%	0.07%	0.53%[7]	0.59%	0.58%	0.67%	0.61%	0.45%

Net investment income[6]	1.36%[7]	1.25%	1.80%	2.20%	1.56%	1.74%	0.97%[7]	0.86%	1.42%	1.59%	1.21%	1.25%

Supplemental Data
Net assets, end of period (000)	$5,015	$4,242	$3,116	$2,415	$3,178	$3,321	$48,107	$40,375	$42,946	$24,239	$20,879	$18,737

Portfolio turnover rate	30%	69%	65%	46%	150%	46%	30%	69%	65%	46%	150%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.45%	0.49%	0.48%	0.49%	0.59%	0.87%

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2011 and September 30, 2010, the ratio would have been 0.80%, 0.90% and 0.74%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015 and the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	33

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.21	$11.96	$10.46	$8.77	$8.92	$8.31	$13.40	$12.11	$10.58	$8.88	$9.03	$8.41

Net investment income[1]	0.02	0.02	0.09	0.09	0.05	0.05	0.05	0.09	0.15	0.14	0.10	0.08
Net realized and unrealized gain (loss)	0.67	1.31	1.50	1.67	(0.16)	0.62	0.68	1.33	1.52	1.69	(0.15)	0.62

Net increase (decrease) from investment operations	0.69	1.33	1.59	1.76	(0.11)	0.67	0.73	1.42	1.67	1.83	(0.05)	0.70

Distributions from:[2]
Net investment income	(0.31)	(0.08)	(0.09)	(0.07)	(0.04)	(0.06)	(0.38)	(0.13)	(0.14)	(0.13)	(0.10)	(0.08)
Net realized gain	(0.88)	—	—	—	—	—	(0.88)	—	—	—	—	—

Total dividends and distributions	(1.19)	(0.08)	(0.09)	(0.07)	(0.04)	(0.06)	(1.26)	(0.13)	(0.14)	(0.13)	(0.10)	(0.08)

Net asset value, end of period	$12.71	$13.21	$11.96	$10.46	$8.77	$8.92	$12.87	$13.40	$12.11	$10.58	$8.88	$9.03

Total Return[3]
Based on net asset value	5.34%[4]	11.14%	15.30%	20.12%	(1.24)%[5]	7.92%	5.58%[4]	11.75%	16.03%	20.73%	(0.64)%[5]	8.36%

Ratios to Average Net Assets
Total expenses[6]	1.51%[7]	1.57%	1.67%	1.80%	1.70%	1.57%	1.04%[7]	1.12%[8]	1.16%	1.29%	1.18%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	1.25%[7]	1.31%	1.30%	1.39%	1.34%	1.17%	0.70%[7]	0.76%	0.75%	0.84%	0.79%	0.62%

Net investment income[6]	0.26%[7]	0.14%	0.77%	0.89%	0.52%	0.55%	0.80%[7]	0.69%	1.32%	1.44%	1.03%	0.92%

Supplemental Data
Net assets, end of period (000)	$38,766	$36,037	$29,793	$27,761	$26,464	$31,253	$7,472	$7,866	$7,171	$8,131	$7,856	$8,476

Portfolio turnover rate	30%	69%	65%	46%	150%	46%	30%	69%	65%	46%	150%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)% and (0.86)% for the Investor C and Class R Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.45%	0.49%	0.48%	0.49%	0.59%	0.87%

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.11%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2015

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional						Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.84	$12.36	$10.44	$8.45	$8.74	$8.06	$13.66	$12.20	$10.32	$8.35	$8.65	$8.00

Net investment income[1]	0.07	0.14	0.16	0.14	0.09	0.07	0.05	0.09	0.12	0.09	0.05	0.07
Net realized and unrealized gain (loss)	0.76	1.56	1.89	1.96	(0.30)	0.61	0.75	1.54	1.86	1.96	(0.30)	0.58

Net increase (decrease) from investment operations	0.83	1.70	2.05	2.10	(0.21)	0.68	0.80	1.63	1.98	2.05	(0.25)	0.65

Distributions from:[2]
Net investment income	(0.46)	(0.22)	(0.13)	(0.11)	(0.08)	—	(0.41)	(0.17)	(0.10)	(0.08)	(0.05)	—
Net realized gain	(1.65)	—	—	—	—	—	(1.65)	—	—	—	—	—

Total dividends and distributions	(2.11)	(0.22)	(0.13)	(0.11)	(0.08)	—	(2.06)	(0.17)	(0.10)	(0.08)	(0.05)	—

Net asset value, end of period	$12.56	$13.84	$12.36	$10.44	$8.45	$8.74	$12.40	$13.66	$12.20	$10.32	$8.35	$8.65

Total Return[3]
Based on net asset value	6.19%[4]	13.79%	19.86%	25.05%	(2.55)%[5]	8.44%	5.99%[4]	13.37%	19.39%	24.72%	(3.00)%[5]	8.13%

Ratios to Average Net Assets
Total expenses[6]	0.70%[7]	0.75%	0.81%	0.92%	0.77%	0.72%	0.99%[7]	1.05%	1.09%	1.18%	1.07%	1.00%

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	0.16%[7]	0.25%	0.22%	0.26%	0.21%	0.09%	0.50%[7]	0.59%	0.56%	0.60%	0.55%	0.43%

Net investment income[6]	1.08%[7]	1.01%	1.45%	1.41%	0.91%	0.79%	0.74%[7]	0.66%	1.09%	0.96%	0.54%	0.79%

Supplemental Data
Net assets, end of period (000)	$2,392	$2,164	$1,564	$1,754	$2,082	$2,112	$22,526	$19,697	$22,356	$17,299	$10,287	$8,512

Portfolio turnover rate	31%	56%	59%	61%	117%	46%	31%	56%	59%	61%	117%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.39%	0.47%	0.54%	0.57%	0.67%	0.89%

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2015	35

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C							Class R
	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
			2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.30		$11.90	$10.05	$8.12	$8.43	$7.86	$13.55	$12.12	$10.24	$8.29	$8.58	$7.95

Net investment income (loss)[1]	(0.00	)2	(0.01)	0.04	0.03	(0.01)	(0.01)	0.04	0.07	0.11	0.08	0.04	0.03
Net realized and unrealized gain (loss)	0.73		1.49	1.82	1.90	(0.30)	0.58	0.74	1.52	1.85	1.92	(0.29)	0.60

Net increase (decrease) from investment operations	0.73		1.48	1.86	1.93	(0.31)	0.57	0.78	1.59	1.96	2.00	(0.25)	0.63

Distributions from:[3]
Net investment income	(0.27)		(0.08)	(0.01)	—	—	—	(0.37)	(0.16)	(0.08)	(0.05)	(0.04)	—
Net realized gain	(1.65)		—	—	—	—	—	(1.65)	—	—	—	—	—

Total dividends and distributions	(1.92)		(0.08)	(0.01)	—	—	—	(2.02)	(0.16)	(0.08)	(0.05)	(0.04)	—

Net asset value, end of period	$12.11		$13.30	$11.90	$10.05	$8.12	$8.43	$12.31	$13.55	$12.12	$10.24	$8.29	$8.58

Total Return[4]
Based on net asset value	5.63%[5]		12.50%	18.54%	23.77%	(3.68)%[6]	7.25%	5.94%[5]	13.16%	19.29%	24.26%	(2.93)%[6]	7.92%

Ratios to Average Net Assets
Total expenses[7]	1.76%[8]		1.80%	1.89%	2.04%	1.91%	1.86%	1.26%[8]	1.30%	1.39%	1.50%	1.39%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly[7]	1.25%[8]		1.34%	1.31%	1.35%	1.30%	1.18%	0.66%[8]	0.75%	0.72%	0.76%	0.71%	0.59%

Net investment income (loss)[7]	(0.01)%[8]		(0.07)%	0.38%	0.28%	(0.14)%	(0.10)%	0.57%[8]	0.50%	0.98%	0.87%	0.41%	0.41%

Supplemental Data
Net assets, end of period (000)	$14,681		$14,902	$15,000	$14,704	$14,245	$18,051	$6,872	$7,496	$6,044	$5,501	$4,774	$5,523

Portfolio turnover rate	31%		56%	59%	61%	117%	46%	31%	56%	59%	61%	117%	46%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)% and (3.16)% for the Investor C and Class R Shares, respectively.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.39%	0.47%	0.54%	0.57%	0.67%	0.89%

[8]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Funds generally will invest in other registered investment companies, including exchange-traded funds (“ETFs”) (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Conservative Prepared Portfolio	Conservative Prepared	Non-diversified
BlackRock Moderate Prepared portfolio	Moderate Prepared	Non-diversified
BlackRock Growth Prepared portfolio	Growth Prepared	Non-diversified
BlackRock Aggressive Growth Prepared portfolio	Aggressive Growth Prepared	Non-diversified

As of March 31, 2015, Conservative Prepared’s investment in Master Total Return Portfolio of Master Bond LLC (the “Master Total Return Portfolio”) was 31.3% of Conservative Prepared’s net assets. The financial statements of Master Total Return Portfolio, including the Schedule of Investments, can be read in conjunction with Conservative Prepared’s financial statements. Master Total Return Portfolio’s financial statements, included in filings under Master Bond LLC are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed income securities. Equity Underlying Funds may also include funds that invest in real estate related and other similar securities. Fixed income Underlying Funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Class R Shares	No	No	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. The market value of the Funds’ investments in the Underlying Funds is based

BLACKROCK FUNDS II	MARCH 31, 2015	37

Notes to Financial Statements (continued)

on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record daily their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan,

38	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of March 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of March 31, 2015, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

Conservative Prepared
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$842,357	$(842,357)	—
National Financial Services LLC	282,220	(282,220)	—
Total	$1,124,577	$(1,124,577)	—

Moderate Prepared
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$196,000	$(196,000)	—
National Financial Services LLC	1,091,602	(1,091,602)	—
Total	$1,287,602	$(1,287,602)	—

Growth Prepared
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$345,184	$(345,184)	—
Deutsche Bank Securities, Inc.	1,888,480	(1,888,480)	—
Morgan Stanley	592,422	(592,422)	—
National Financial Services LLC	1,794,064	(1,794,064)	—
Total	$4,620,150	$(4,620,150)	—

Aggressive Growth Prepared
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$348,636	$(348,636)	—
Morgan Stanley	181,222	(181,222)	—
National Financial Services LLC	614,016	(614,016)	—
Total	$1,143,874	$(1,143,874)	—

[1]

Collateral with a value of $1,156,776, $1,323,290, $4,758,618 and $1,176,124 has been received in conjunction with securities lending agreements for Conservative Prepared, Moderate Prepared, Growth Prepared and Aggressive Growth Prepared, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer

BLACKROCK FUNDS II	MARCH 31, 2015	39

Notes to Financial Statements (continued)

a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically manage their exposure to certain risks such as equity risk or interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2015
		Conservative Prepared		Moderate Prepared		Growth Prepared		Aggressive Growth Prepared
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$16,180	$58,595	—	$98,488	—	$107,929	—	—
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]	26,263	19,731	$50,203	28,675	$39,445	17,922	$22,711	$3,584
Equity contracts	Net unrealized appreciation/depreciation[1]	173,409	17,390	315,005	34,530	206,373	20,204	97,523	10,286
Total		$215,852	$95,716	$365,208	$161,693	$245,818	$146,055	$120,234	$13,870

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2015
	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
	Net Realized Gain (Loss) from				Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$67,105	$(97,530)	$(292,266)	—	$(57,131)	$(161,765)	$(185,185)	—
Foreign currency exchange contracts:
Financial futures contracts	473,505	595,453	331,185	$88,179	6,532	21,528	21,523	$19,127
Equity contracts:
Financial futures contracts	1,929,227	3,215,602	2,420,628	1,070,158	196,066	382,216	285,745	137,025

Total	$2,469,837	$3,713,525	$2,459,547	$1,158,337	$145,467	$241,979	$122,083	$156,152

40	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Financial futures contracts:
Average notional value of contracts - long	$18,005,298	$28,359,294	$20,390,819	$10,022,726
Average notional value of contracts - short	$8,685,241	$14,583,372	$16,165,344	$664,107

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right to offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended March 31, 2015, the amounts waived were as follows:

Conservative Prepared	$25,187
Moderate Prepared	$33,729
Growth Prepared	$60,706
Aggressive Growth Prepared	$63,225

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

BLACKROCK FUNDS II	MARCH 31, 2015	41

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Class R	Total
Conservative Prepared	$60,813	$210,973	$23,218	$295,004
Moderate Prepared	$86,396	$263,568	$40,834	$390,798
Growth Prepared	$54,558	$187,688	$18,494	$260,740
Aggressive Growth Prepared	$26,506	$74,863	$17,546	$118,915

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$51	$805	$554	$17	$1,427
Moderate Prepared	$33	$832	$486	$46	$1,397
Growth Prepared	$53	$890	$559	$53	$1,555
Aggressive Growth Prepared	$61	$1,001	$275	$17	$1,354

For the six months ended March 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$3,457	$26,322	$23,766	$8,905	$62,450
Moderate Prepared	$4,993	$31,515	$29,459	$11,457	$77,424
Growth Prepared	$3,178	$25,688	$23,254	$5,324	$57,444
Aggressive Growth Prepared	$1,481	$18,315	$14,600	$6,858	$41,254

Effective January 1, 2015, The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

42	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Conservative Prepared	$4,965
Moderate Prepared	$7,619
Growth Prepared	$3,811
Aggressive Growth Prepared	$754

For the six months ended March 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$1,186	$5,451	$4,735	$1,043	$12,415
Moderate Prepared	$1,704	$7,743	$5,919	$1,839	$17,205
Growth Prepared	$532	$4,892	$4,219	$835	$10,478
Aggressive Growth Prepared	$247	$2,381	$1,687	$792	$5,107

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement will automatically renew on February 1 of each year for an additional year until February 1, 2025, unless terminated earlier by the Board, including a majority of the independent Trustees.

In addition, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, unless approved by the Board, including a majority of the independent Trustees. The contractual waiver or reimbursement excludes expenses allocated from the Master Portfolios in which the Funds invest. Such expenses include, but are not limited to, investment advisory fees charged to the Master Portfolios.

These amounts waived or reimbursed are included in administration fees waived, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the six months ended March 31, 2015, the amounts shown as administration fees waived were as follows:

Conservative Prepared	$32,306
Moderate Prepared	$44,826
Growth Prepared	$27,305
Aggressive Growth Prepared	$13,339

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$1,186	—	$2,531	$1,043	$4,760
Moderate Prepared	$1,704	—	$10	$1,839	$3,553
Growth Prepared	$532	$2,111	$4,219	$835	$7,698
Aggressive Growth Prepared	$247	$2,381	$1,687	$792	$5,107

BLACKROCK FUNDS II	MARCH 31, 2015	43

Notes to Financial Statements (continued)

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$51	—	$9	$17	$77
Moderate Prepared	$33	—	—	$46	$79
Growth Prepared	$53	$39	$558	$53	$703
Aggressive Growth Prepared	$61	$1,002	$275	$16	$1,354

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$3,405	—	—	$3,778	$7,183
Moderate Prepared	$4,951	—	—	$11,407	$16,358
Growth Prepared	$3,125	—	$3,784	$3,436	$10,345
Aggressive Growth Prepared	$1,418	$7,764	$7,581	$6,839	$23,602

The Manager has voluntarily agreed to waive certain expenses incurred indirectly as a result of investments in certain underlying funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended March 31, 2015, the amounts waived were as follows:

Conservative Prepared	$1,974
Moderate Prepared	$3,852
Growth Prepared	$3,307
Aggressive Growth Prepared	$2,174

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Investor A	Investor C	Total
Conservative Prepared	$3,977	—	$3,977
Moderate Prepared	$1,782	$4,122	$5,904
Growth Prepared	$73	—	$73

44	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

On March 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2015	2016	2017
Conservative Prepared
Fund Level	$146,983	$115,728	$57,493
Institutional	$2,217	$6,312	$4,642
Investor A	$2,768	$675	—
Investor C	$18,309	$11,329	$2,540
Class R	$11,830	$11,798	$4,838
Moderate Prepared
Fund Level	$187,158	$157,225	$78,555
Institutional	$2,647	$12,953	$6,688
Investor C	$3,466	$498	$10
Class R	$26,261	$27,767	$13,292
Growth Prepared
Fund Level	$190,742	$184,878	$88,011
Institutional	$5,190	$5,478	$3,710
Investor A	$2,946	$7,913	$2,150
Investor C	$24,128	$17,830	$8,561
Class R	$10,196	$11,263	$4,324
Aggressive Growth Prepared
Fund Level	$165,280	$144,558	$76,564
Institutional	$2,988	$3,164	$1,726
Investor A	$26,009	$24,726	$11,147
Investor C	$25,407	$19,882	$9,543
Class R	$15,311	$15,297	$7,647

For the six months ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$11,825
Moderate Prepared	$15,464
Growth Prepared	$11,259
Aggressive Growth Prepared	$2,337

For the six months ended March 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor C
Conservative Prepared	$634	$7,203
Moderate Prepared	$5	$3,929
Growth Prepared	—	$1,357
Aggressive Growth Prepared	—	$554

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK FUNDS II	MARCH 31, 2015	45

Notes to Financial Statements (continued)

For the period February 1, 2014 through December 31, 2014, each Fund retained 75% (80% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Conservative Prepared	$1,792
Moderate Prepared	$1,900
Growth Prepared	$3,939
Aggressive Growth Prepared	$2,126

Conservative Prepared recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

During the six months ended March 31, 2015, each Fund received a reimbursement from an affiliate, which is included in reimbursement by Manager in the Statements of Operations, due to a processing error as follows:

Conservative Prepared	$6,028
Moderate Prepared	$14,989
Growth Prepared	$13,237
Aggressive Growth Prepared	$8,077

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Master Portfolios, excluding short-term securities, for the six months ended March 31, 2015, were as follows:

	Purchases	Sales
Conservative Prepared	$19,334,363	$19,145,065
Moderate Prepared	$29,900,635	$35,775,562
Growth Prepared	$26,225,439	$25,270,832
Aggressive Growth Prepared	$11,418,475	$13,064,639

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Tax cost	$121,694,087	$155,105,438	$93,972,409	$41,187,949

Gross unrealized appreciation	$15,179,039	$20,905,659	$14,343,159	$8,434,724
Gross unrealized depreciation	(9,736,448)	(10,470,621)	(4,414,376)	(2,368,323)

Net unrealized appreciation	$5,442,591	$10,435,038	$9,928,783	$6,066,401

46	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2015, the Funds did not borrow under the credit agreement.
9. Principal Risks:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

BLACKROCK FUNDS II	MARCH 31, 2015	47

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	605,372	$7,119,574	487,561	$5,791,256
Shares issued in reinvestment of distributions	66,976	768,218	26,465	307,259
Shares redeemed	(142,893)	(1,710,062)	(172,092)	(2,064,799)

Net increase	529,455	$6,177,730	341,934	$4,033,716

Investor A
Shares sold	1,336,678	$15,654,421	1,570,943	$18,590,020
Shares issued in reinvestment of distributions	327,498	3,723,664	156,057	1,797,775
Shares redeemed	(635,570)	(7,484,270)	(970,735)	(11,495,492)

Net increase	1,028,606	$11,893,815	756,265	$8,892,303

Investor C
Shares sold	996,757	$11,606,783	1,174,605	$13,803,199
Shares issued in reinvestment of distributions	266,977	3,019,543	129,834	1,489,192
Shares redeemed	(601,193)	(6,967,083)	(791,639)	(9,300,426)

Net increase	662,541	$7,659,243	512,800	$5,991,965

Class R
Shares sold	258,477	$3,003,434	320,504	$3,755,139
Shares issued in reinvestment of distributions	62,182	704,524	36,527	419,332
Shares redeemed	(203,217)	(2,387,870)	(313,679)	(3,701,533)

Net increase	117,442	$1,320,088	43,352	$472,938

Total Net Increase	2,338,044	$27,050,876	1,654,351	$19,390,922

Moderate Prepared
Institutional
Shares sold	135,819	$1,666,879	2,150,991	$26,232,899
Shares issued in reinvestment of distributions	127,535	1,497,263	28,834	348,891
Shares redeemed	(113,985)	(1,385,114)	(1,430,060)	(17,946,424)

Net increase	149,369	$1,779,028	749,765	$8,635,366

Investor A
Shares sold	1,332,598	$16,166,907	2,364,447	$29,279,469
Shares issued in reinvestment of distributions	585,354	6,842,821	212,525	2,560,930
Shares redeemed	(580,251)	(7,004,788)	(1,622,929)	(20,101,329)

Net increase	1,337,701	$16,004,940	954,043	$11,739,070

Investor C
Shares sold	978,583	$11,765,337	1,309,228	$16,039,286
Shares issued in reinvestment of distributions	405,353	4,702,138	164,381	1,969,272
Shares redeemed	(605,916)	(7,262,053)	(906,450)	(11,059,058)

Net increase	778,020	$9,205,422	567,159	$6,949,500

48	BLACKROCK FUNDS II	MARCH 31, 2015

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Moderate Prepared (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	247,381	$2,939,298	408,197	$5,011,251
Shares issued in reinvestment of distributions	136,803	1,592,397	79,713	956,561
Shares redeemed	(277,627)	(3,346,979)	(481,075)	(5,949,550)

Net increase	106,557	$1,184,716	6,835	$18,262

Total Net Increase	2,371,647	$28,174,106	2,277,802	$27,342,198

Growth Prepared
Institutional
Shares sold	130,921	$1,713,067	164,559	$2,185,710
Shares issued in reinvestment of distributions	23,166	297,696	3,658	47,804
Shares redeemed	(81,076)	(1,061,331)	(109,941)	(1,467,606)

Net increase	73,011	$949,432	58,276	$765,908

Investor A
Shares sold	799,053	$10,446,793	1,526,040	$19,803,443
Shares issued in reinvestment of distributions	311,803	3,966,141	44,356	573,961
Shares redeemed	(383,737)	(4,971,348)	(2,095,947)	(27,582,959)

Net increase (decrease)	727,119	$9,441,586	(525,551)	$(7,205,555)

Investor C
Shares sold	369,150	$4,742,880	777,226	$9,984,913
Shares issued in reinvestment of distributions	244,330	3,063,920	14,374	183,550
Shares redeemed	(289,588)	(3,697,326)	(554,322)	(7,098,044)

Net increase	323,892	$4,109,474	237,278	$3,070,419

Class R
Shares sold	114,213	$1,471,622	260,703	$3,417,893
Shares issued in reinvestment of distributions	51,570	653,920	5,654	72,928
Shares redeemed	(172,109)	(2,256,392)	(271,395)	(3,492,467)

Net decrease	(6,326)	$(130,850)	(5,038)	$(1,646)

Total Net Increase (Decrease)	1,117,696	$14,369,642	(235,035)	$(3,370,874)

Aggressive Growth Prepared
Institutional
Shares sold	27,436	$361,768	57,237	$778,748
Shares issued in reinvestment of distributions	21,169	262,502	1,452	19,293
Shares redeemed	(14,494)	(203,695)	(28,870)	(395,092)

Net increase	34,111	$420,575	29,819	$402,949

Investor A
Shares sold	479,387	$6,207,553	553,412	$7,322,717
Shares issued in reinvestment of distributions	251,516	3,083,588	16,127	212,082
Shares redeemed	(356,644)	(4,583,811)	(959,832)	(12,469,385)

Net increase (decrease)	374,259	$4,707,330	(390,293)	$(4,934,586)

BLACKROCK FUNDS II	MARCH 31, 2015	49

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Aggressive Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	120,933	$1,505,716	241,251	$3,119,323
Shares issued in reinvestment of distributions	166,550	1,996,981	7,437	95,716
Shares redeemed	(195,429)	(2,428,843)	(388,739)	(5,010,030)

Net increase (decrease)	92,054	$1,073,854	(140,051)	$(1,794,991)

Class R
Shares sold	70,588	$921,100	198,410	$2,614,052
Shares issued in reinvestment of distributions	84,051	1,022,903	6,097	79,569
Shares redeemed	(149,508)	(1,919,650)	(150,031)	(1,975,087)

Net increase	5,131	$24,353	54,476	$718,534

Total Net Increase (Decrease)	505,555	$6,226,112	(446,049)	$(5,608,094)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Funds are a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

50	BLACKROCK FUNDS II	MARCH 31, 2015

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of the Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK FUNDS II	MARCH 31, 2015	51

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	BLACKROCK FUNDS II	MARCH 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2015	53

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-3/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: June 2, 2015

3